UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long term capital appreciation potential.

Semi-Annual Report

April 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Income Fund	FFEIX	FAEBX	FFECX	FEISX	FAQIX
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen International Fund	FAIAX	FNABX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	—	ICCSX	ISRCX	ISYCX
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FIGWX
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	FLSSX	FLRYX
Nuveen Large Cap Value Fund	FASKX	FATBX	FALVX	FAVSX	FSKIX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FISGX
Nuveen Mid Cap Select Fund	FATAX	FITBX	FTACX	—	FATCX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	FSEIX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	—	FQCCX	—	FQCYX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	FIMPX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	FSCCX
Nuveen Tactical Market Opportunities Fund	NTMAX	—	NTMCX	—	FGTYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Equity Income Fund (formerly known as First American Equity Income Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Cori Johnson, CFA, and Gerald Bren, CFA, are the portfolio managers for the Fund. Cori has more than 30 years of financial industry experience, while Gerald has more than 39 years of experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) performed in line with the S&P 500 Index and a custom benchmark of only dividend-paying S&P 500 Index stocks over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to invest in a diversified portfolio of high quality, dividend-paying stocks, and employs a long-term approach with a typical investment horizon of at least two to three years. Over this six-month period, we continued to implement this disciplined investment strategy. Our process focused on finding established companies exhibiting strong fundamentals that we believed would drive dividend growth and stock appreciation. We looked at factors such as future growth potential, compelling financials and quality management teams. Our goal was to purchase stocks at attractive valuations when catalysts were identified that could help improve their prices. The Fund also continued to be actively managed in order to minimize distributed capital gains and maximize after-tax returns. Generally, we looked to sell a security that was no longer expected to meet our dividend or growth expectations or if we found a better alternative in the marketplace.

Looking at the Fund’s performance over the period, stock selection in the technology sector was the single largest positive contributor as semiconductor and component issues performed very strongly. In particular, the Fund gained from owning Molex, a supplier of electronic connectors and components, and Maxim Integrated Products, a designer and manufacturer of high-performance semiconductor products, as both companies’ performance benefited from underlying business trends.

The Fund’s performance also experienced a strong positive contribution from its modest overweight in the materials sector, as chemical and metal stocks advanced due to strong

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corporate earnings. These industries surged ahead when the prices of commodities began a sustained rise. Strengthening Asian economies and strong global markets for commodity products convinced investors that the profit cycle had more room for expansion than previously expected. Fund holdings such as PPG Industries and Huntsman responded to expectations that commodity profits would rally for an extended period. Similarly, strength in copper and gold prices led to gains in the price of Freeport-McMoRan Copper & Gold, which declared a special dividend in the spring of 2011.

In addition, the Fund’s significant underweight in consumer staples produced its strongest relative performance gain from sector allocation. Consumer staples stocks are inherently defensive in their profitability and reliably lag the market when profits are very strong in general. The six-month period proved true to form as this sector significantly trailed the overall market in performance.

The Fund’s worst-performing sector was energy. Our modest underweight in the group, plus individual stock selection, both worked against performance. The strong gains in energy prices led the market to large price gains for energy stocks. However, with crude oil prices rising, the market favored the most volatile portions of the energy sector: oil services and exploration and production companies. Both of these areas pay relatively low dividends and are relatively highly valued compared to the integrated oil stocks. For both reasons, we favored the integrated oil producers in the Fund, and while they performed well on an absolute basis, they lagged the energy sector overall.

For most of the six-month period, we maintained the Fund’s positioning to benefit from a continued economic recovery. Accordingly, we emphasized sectors such as information technology, materials and consumer discretionary, while remaining underweight in consumer staples. However, late in the period we repositioned the Fund somewhat to reflect changes in valuations and market expectations for the future. We reduced its position in information technology to a modest underweight, as a consequence of the significant price gains in many of the stocks the Fund already owned. We increased holdings somewhat in the consumer staples to take advantage of the relative bargain prices of some of the issues in that sector. In addition, we increased our position in the health care sector, adding UnitedHealth Group to gain exposure to a relatively undervalued segment that may benefit as Congress moves to address issues in the health care reform legislation.

On balance, we reduced the cyclical exposure of the Fund’s holdings. In addition, the Fund continued to own primarily large, U.S.-based companies with growing global franchises and dividend policies that support above-average current yields and dividend growth. The large cash flows available to corporations are resulting in increased attention to dividend payout patterns, which may prove beneficial to this segment of the equity markets.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

6	Nuveen Investments

Nuveen Global Infrastructure Fund (formerly known as First American Global Infrastructure Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Jay Rosenberg and John Wenker are the portfolio managers for the Fund. Jay has more than 16 years of financial industry experience while John has 28 years of experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the Standard & Poor’s Global Infrastructure Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to offer capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets. During this period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long-life assets and that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believed these types of companies would have ongoing access to capital and the best chances for growth. The Fund is structured using of a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market. We have exposure around the globe with a mixture of holdings that will benefit from a global recovery, as well as positions in companies that may prove to be more stable in a faltering global economy.

The infrastructure segment enjoyed a strong six-month period in terms of absolute performance as markets continued to perform well due to stronger-than-expected economic data. However, the segment fell short of the returns posted by most U.S. and global stock markets generally.

On the positive side, the largest contributor to performance came in the electric utility sector, an area where the Fund is typically very underweight compared to the benchmark. For example, during this period the Fund’s dramatic underweight to German integrated utilities worked well. These companies continued to experience headwinds caused by additional taxes for deficit reduction reasons and uncertainty surrounding allowable life spans for their nuclear assets. Also, the Fund’s underweight to Japanese utility companies was a significant source of relative outperformance as these companies sold off dramatically following the March earthquake and ensuing nuclear disaster in Japan.

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In the toll road sector, the Fund benefited significantly from stock selection and an underweight to the sector versus the index. One particular standout was Vinci, a preeminent toll road company in France. The company also runs a significant contracting business, which has previously put its stock price under pressure. Recently this area of Vinci has experienced a steady flow of business as the global economic backdrop has improved, leading to a series of upward earnings revisions. We typically shy away from conglomerate companies that have non-infrastructure businesses unless we believe their infrastructure businesses are “best in class” and we can’t get the exposure elsewhere. This is the case with Vinci, where we maintained a sizeable position even though the company is not represented in the S&P Index.

The Fund also experienced strong stock selection in the electric transmission and distribution sector, an area we typically overweight significantly versus the benchmark. The Fund benefited from nearly all of its holdings in the sector.

The pipeline sector provided the largest detraction from relative performance for the period. The underperformance came almost entirely from the Fund’s substantial underweights to Williams and El Paso, which both performed very well. Williams derives a significant amount of its revenues from its exploration and production (E&P) businesses, which we shy away from because of their much higher volatility profile versus more pure pipeline businesses. During the period, however, Williams announced that it would split its E&P business from its infrastructure exposure, driving its stock price significantly higher. Given the Fund’s underweight to the holding compared to its sizeable position in the benchmark, its relative performance suffered. However, we are excited about the prospect of the split in the long run as we will have a new core company to invest in for the Fund. Similarly, El Paso advanced as the market speculated that the company may make a similar structural change in the future.

A secondary detractor to relative performance was the Fund’s gas utilities exposure, particularly in Asia. A rise in the price of natural gas increased the cost to the utility companies; however, the companies were unable to pass through the price increases to consumers immediately because they require regulatory approval. This factor, combined with lower overall gas sales volume due to warmer weather during the period, hurt these utilities’ stock prices.

Although the Fund’s performance on an absolute basis was impacted by the Japanese disaster, this event emphasized the positive attributes of investing in a portfolio of listed infrastructure companies. Our Fund offered investors diversification from many standpoints — including regulatory, country, currency, sector and asset – that may be difficult to obtain with a private equity or direct investment. The Japanese tragedy reminded us of the potential consequences of being too concentrated in large, expensive assets that can be vulnerable to unforeseen events. On a geographical and sector basis, the Fund invests in roughly 30 countries and has exposure to approximately 20 sectors of the global marketplace.

8	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk or a decline in the value of stocks due to poor economic conditions or adverse company or industry news. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes.

Nuveen Investments	9

Nuveen International Fund (formerly known as First American International Fund)

This Fund features portfolio management by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinsic Global Advisors, LLC; and Hansberger Global Investor, Inc.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI EAFE Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC, and Hansberger Global Investors, Inc., select stocks for the Fund according to the developed markets growth and developed markets value styles, respectively. At the same time, the Fund’s third sub-adviser, Nuveen Asset Management, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments, and selecting stocks in the infrastructure sector.

Although we have included emerging market stocks and indexes in this portfolio (and emerging markets generally underperformed during the period), we believe that our emphasis on them was generally less than many funds’ emphasis, leading to good performance relative to our peer group. A second major issue affecting performance during the period was our long anticipation of Eurozone debt issues. We had minimized the Fund’s exposure to stocks from nations with lower-rated debt, and also avoided stocks of European banks. During the period, the rising sense that the European Central Bank would contain the debt problem caused these avoided stocks to perform well, hindering the Fund’s relative performance. On balance, however, this effect was more than offset by strong selection of countries and stocks outside the Eurozone.

In contrast to our underweight in Europe, we emphasized stocks from North and South America and the emerging markets with mixed success. On the positive side, the Fund’s performance was aided by an overweight position in the United States. U.S. stocks benefited from generous liquidity provisions as the Federal Reserve kept the federal funds target rate at the historically low range of zero to 0.25%. Broadly speaking over the past several months, markets that have benefited from generous liquidity provisions, such as the United States, have outperformed markets where monetary policy normalization has been occurring. The Fund also was rewarded for an overweight position in Canada, as the region benefited from rising commodity prices during the six-month period.

10	Nuveen Investments

Although we significantly pulled back the Fund’s weighting to emerging markets during the period, the Fund’s results were still hindered by our position, which was less than 5% of the portfolio. Emerging markets in aggregate significantly underperformed developed markets from November 2010 through February of this year. A couple of key emerging markets, including China, India and Brazil, had disappointing returns during the period despite strong economic growth. All three countries experienced some inflationary pressures as a result of strong underlying economic recoveries. The building inflationary pressures led to various monetary and administrative tightening measures, restraining performance in these markets. While the tightening process continued, the emerging markets as a group staged a strong rebound in March as these policy steps became increasingly viewed as effective and potentially nearing their final stages without jeopardizing the ongoing economic expansion. Despite the comeback, these markets still fell short of developed markets overall during the period.

In other parts of the Pacific Rim region, the Fund’s results were again mixed. Our underweight allocation to Japan proved beneficial as its market dropped sharply in reaction to the earthquake and ensuing nuclear disaster in March. Following the initial steep market decline, the Japanese market did stabilize and we believe may benefit in the months ahead from the very aggressive provision of liquidity from the Bank of Japan and the stimulative economic effects of rebuilding efforts. To balance our underweight in Japan, the Fund was overweight in Australia, which hindered results during the period. Australia’s market lagged as a result of monetary policy tightening by its reserve bank in conjunction with the devastating floods in the region. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals.

Elsewhere in the Fund, we were rewarded for selective emphases on Northern European countries with positive trade balances, including Germany and Sweden, which had the fewest worries in the region from a fiscal and budgetary standpoint. Additionally, we saw positive results from an overweight stance in Russia, which benefited like Canada from the rising cost of commodities. Similarly, on a sector basis, the Fund benefited from its overweighting in more cyclical areas of the market such as energy and materials.

Consistent with our view of strong worldwide economic growth, we are continuing to emphasize commodities in the Fund, including the metals, minerals and energy sectors. We still believe that growth in demand will outstrip supply, and that elevated prices will be ongoing. For example, we continue to overweight Australia and Canada as we believe their commodities-based economies should perform well in the long run based on continued global expansion. Our strategy also continues to favor stocks from nations with strong exports, as their commodity or industrial activities are least likely to be slowed down by tightened domestic monetary or fiscal policies that are spreading throughout the globe. For example, our lightened weight in the Eurozone still allowed us to have market weights or overweights in Germany. We also continue to overweight technology stocks based on good growth opportunities we’re finding on a company-by-company basis, not due to any broad macro themes. We are advantageously holding some positions in nominally U.S. companies that are relevant to these global themes.

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We reduced the Fund’s emphasis on stocks from emerging market nations. We anticipated that any slowdown in global equity performance would cause a disproportionate impact on emerging market stocks, even if the countries’ underlying economic growth remained strong. If this scenario unfolds, then we believe the outlook for emerging market stocks will be more compelling.

Overall, Europe continued to be hurt by debt problems and we continued to underweight the region, particularly Portugal, Ireland, Italy, Greece, Spain and European bank stocks. The fiscal austerity measures required to receive funding aid and the elevated cost of debt financing could continue to weigh on the performance of these economies and markets in the coming year. However, we maintained the Fund’s slight overweights to Germany, Sweden and Switzerland because they had solid finances. We believed these countries are best positioned for growth via exports going forward, especially with a weakening Euro.

We also invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Nuveen International Select Fund (formerly known as First American International Select Fund)

This Fund features portfolio management by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinsic Global Advisors, LLC; Hansberger Global Investor, Inc.; and Lazard Asset Management LLC.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex USA) over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Three of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC, select stocks for the Fund according to the developed markets growth, developed markets value or emerging market styles, respectively. At the same time, the Fund’s fourth sub-adviser, Nuveen Asset Management, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments and selecting stocks in the infrastructure sector.

During the period, the primary cause of the Fund’s underperformance was our lower weighting in European countries (underweight 6% versus the index). Because our international strategy has long anticipated the Eurozone debt issues, we had minimized the Fund’s exposure to stocks from nations with lower-rated debt and also avoided stocks of European banks. During the period, the rising sense that the European Central Bank would contain the debt problem caused those avoided stocks to perform better than we expected, contributing to the Fund’s relative underperformance.

In contrast to our underweight in Europe, we emphasized stocks from North and South America and the emerging markets with mixed success. On the positive side, the Fund’s performance was aided by an overweight position in the United States. U.S. stocks benefited from generous liquidity provisions as the Federal Reserve kept the federal funds target rate at the historically low range of zero to 0.25%. Broadly speaking over the past several months, markets that have benefited from generous liquidity provisions, such as the United States, have outperformed markets where monetary policy normalization has been occurring. The Fund also was rewarded for an overweight position in Canada, as the region benefited from rising commodity prices during the six-month period.

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Although we significantly pulled back the Fund’s weighting to emerging markets during the period, the Fund’s results were still hindered by our slight overweight of approximately 4% more than the benchmark. Emerging markets in aggregate significantly underperformed developed markets from November 2010 through February of this year. A couple of key emerging markets, including China, India and Brazil, had disappointing returns during the period despite strong economic growth. All three countries experienced some inflationary pressures as a result of strong underlying economic recoveries. The building inflationary pressures led to various monetary and administrative tightening measures, restraining performance in these markets. While the tightening process continued, the emerging markets as a group staged a strong rebound in March as these policy steps became increasingly viewed as effective and potentially nearing their final stages without jeopardizing the ongoing economic expansion. Despite the comeback, these markets still fell short of developed markets overall during the period.

In other parts of the Pacific Rim region, the Fund’s results again were mixed. Our underweight allocation to Japan proved beneficial as its market dropped sharply in reaction to the earthquake and ensuing nuclear disaster in March. Following the initial steep market decline, the Japanese market did stabilize and may benefit in the months ahead from the very aggressive provision of liquidity from the Bank of Japan and the stimulative economic effects of rebuilding efforts. To balance our underweight in Japan, the Fund was overweight in Australia, which hindered results during the period. Australia’s market lagged as a result of monetary policy tightening by its reserve bank in conjunction with the devastating floods in the region. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals.

Elsewhere in the Fund, we were rewarded for selective emphases on Northern European countries with positive trade balances, including Germany and Sweden, which had the fewest worries in the region from a fiscal and budgetary standpoint. Additionally, we saw positive results from an overweight stance in Russia, which benefited like Canada from the rising cost of commodities. Similarly, on a sector basis, the Fund benefited from its overweighting in more cyclical areas of the market such as energy and materials.

Consistent with our view of strong worldwide economic growth, we continued to emphasize commodities in the Fund, including the metals, minerals and energy sectors. We still believed that growth in demand would outstrip supply, and that elevated prices would be ongoing. For example, we continued to overweight Australia and Canada as we believed their commodities-based economies should perform well in the long run based on continued global expansion. Our strategy also continued to favor stocks from nations with strong exports, as we believe their commodity or industrial activities are least likely to be slowed down by tightened domestic monetary or fiscal policies that are spreading throughout the globe. For example, our lightened weight in the Eurozone still allowed us to have market weights or overweights in Germany. We also continued to overweight technology stocks based on good growth opportunities we found on a company-by-company basis, not due to any broad macro themes. We were advantageously holding some positions in nominally U.S. companies that are relevant to these global themes.

14	Nuveen Investments

We reduced the Fund’s emphasis on stocks from emerging market nations. We anticipated that any slowdown in global equity performance would cause a disproportionate impact on emerging market stocks, even as the countries’ underlying economic growth remained strong. If this scenario unfolds, then we believe the outlook for emerging market stocks will be more compelling.

Overall, Europe continued to be hurt by debt problems and we continued to underweight the region, particularly Portugal, Ireland, Italy, Greece, Spain and European bank stocks. The fiscal austerity measures required to receive funding aid and the elevated cost of debt financing may to continue to weigh on the performance of these economies and markets in the coming year. However, we maintained the Fund’s slight overweights to Germany, Sweden and Switzerland because they have solid finances. We believed these countries were best positioned for growth via exports going forward, especially with a weakening Euro.

We also invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Large Cap Growth Opportunities Fund (formerly known as First American Large Cap Growth Opportunities Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Harold (Hal) Goldstein, Scott Mullinix, CFA, and James Diedrich, CFA, are the portfolio managers for the Fund. Hal has more than 29 years of financial industry experience, while Scott and Jim have more than 22 years and 27 years, respectively.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 1000 Growth Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the six-month period, we continued to implement our bottom-up, one-stock-at-a-time approach to stock selection. We started by identifying franchise growth companies with attractive long-term earnings growth prospects, solid management teams and durable competitive advantages. From that group, we invested in those that we believed had fair valuations and approaching catalysts that would help the market appreciate their long-term potential. Although we made individual position changes, our underlying investment strategy remained constant. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The Fund’s outperformance over the six-month period was primarily the result of strong stock selection in several sectors, including consumer discretionary, technology and health care. In the consumer discretionary area, standouts included Priceline.com and lululemon Athletica, which both rose significantly during the period. On-line travel service company Priceline.com advanced as consumers increasingly turned to the internet to research and book their travel plans. The company also benefited from rapid growth in less-penetrated markets in Europe and Asia. Specialty retailer lululemon Athletica, which creates and sells yoga-inspired and other athletic apparel mainly for women, benefited from strong sales trends as high-end consumers quickly bounced back from the recession and shoppers generally shifted away from large department stores toward specialty retailers. The company reported strong earnings and we believe still has the potential to significantly grow its number of stores.

In technology, the Fund was rewarded for its position in OpenTable, the market leader in on-line and mobile restaurant reservations. The company is growing rapidly as an increasing number of restaurants are signing up for its services and more consumers are using its site more frequently to make reservations. We believe OpenTable is very early in

16	Nuveen Investments

its growth profile and has the potential to expand internationally and add more services to its offerings. The Fund also benefited from two holdings that successfully capitalized on the dramatic expansion of data storage and analysis worldwide: Teradata and EMC. Teradata offers data management and analytical tools to help other companies uncover customer patterns and trends, while EMC is more of a raw provider of data storage capacity. Both stocks gained as companies around the globe attempted to increase their effectiveness through customer data analysis. Additionally, the Fund benefited from a significant underweight in networking equipment provider Cisco Systems. This technology bellwether fell dramatically after experiencing lackluster revenue growth and significant margin pressures in an intensely competitive environment.

In health care, the Fund gained from owning Perrigo, the largest provider of private-label, over-the-counter health care products. The company benefited as consumers are increasingly buying less expensive, store-branded products and more stores are offering them. Perrigo also is capitalizing on the recent increase in the number of prescription drugs migrating to over-the-counter medications. Also in this sector, the Fund was rewarded for owning biotechnology firm Vertex Pharmaceuticals. The stock advanced as positive news was released about two major drugs for Hepatitis C and cystic fibrosis in its pipeline.

The two sectors that detracted from the Fund’s return during the period were energy and financials. In energy, our overall stock selection was very strong; however, the Fund’s slight underweight position in what was by far the top-performing sector modestly hindered results. Meanwhile, unfavorable stock selection in the financial sector was also a negative. In particular, Goldman Sachs fell back because of market uncertainty about the growth rates and profitability of financial institutions and their unresolved regulatory issues.

During the six-month period, we supplemented our single-stock approach with slight thematic tilts on the margin. We began moving away from the Fund’s emphasis on cyclical growth companies (which can be more attractive during the earlier stages of an economic recovery) and moving toward more pure growth companies (which are generally less economically sensitive). We believe pure growth companies should do well in a decelerating, but still strong, earnings growth environment. For example, we eliminated several cyclical growth companies including fertilizer manufacturer Mosaic, industrial company 3M and credit card company American Express while significantly reducing the Fund’s position in investment banking firm Goldman Sachs.

To replace companies that we sold, we added St. Jude Medical, a preeminent medical technology firm that is experiencing accelerating growth rates in several parts of its business. We also purchased Illumina, the leading genetic sequencing equipment company, which is benefiting from its lower cost methods to map out DNA. We added Tupperware, the global direct seller of innovative kitchen and household products through an independent sales force numbering in excess of two million. Tupperware is benefiting from new products, a successful selling system and large exposure to emerging markets. Additionally, we purchased semiconductor company Altera, the leading producer of programmable logic devices (PLDs). PLDs are forecast to be the fastest growing segment in the semiconductor industry over the next five years.

Nuveen Investments	17

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Large Cap Select Fund (formerly known as First American Large Cap Select Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. David Chalupnik, CFA, and Anthony Burger, CFA, are the portfolio managers for the Fund. David has more than 27 years of financial industry experience, while Tony has more than 17 years.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the S&P 500 Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the six-month period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that had strong and /or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to tilt the portfolio to areas of the market that our research suggested were particularly attractive. Throughout this time frame, the portfolio was tilted toward cyclical stocks and sectors that appeared to have further margin expansion capacity while still selling at attractive valuations. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The Fund’s performance over the period benefited from strong stock selection in certain sectors and an overweight to the cyclical areas of the market. In the technology sector, owning stocks related to new technology trends such as cloud computing, data storage and analytics, and smart phones aided the Fund’s performance. Meanwhile, shying away from companies tied to older technology such as personal computers also benefited results. In particular, three Fund holdings outperformed the sector and the market: Teradata, which offers data management and analytical tools to help other companies uncover customer patterns and trends; EMC, a raw provider of data storage capacity; and QUALCOMM, a wireless telecommunications research and development company. The Fund’s returns were helped by not owning older technology names such as Microsoft, Hewlett-Packard and Cisco Systems.

Our overweight position in industrials along with strong stock selection within the sector also contributed positively to the Fund’s results. The industrial sector was one of the top-performing areas in the market due in part to the continuation of the global economic expansion. The Fund especially benefited from owning Caterpillar, the designer and manufacturer of a wide variety of industrial machinery, which outperformed the sector and market and was a prime beneficiary of global growth.

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The Fund’s overweight in cyclical stocks and underweight to economically stable sectors such as utilities and consumer staples also benefited results. Our intent is to bring down the cyclical sector exposure in the Fund as the economic expansion matures.

The Fund’s overweight position in financials, coupled with poor stock selection within that sector, hurt relative performance during the six-month period. Regional banks and large diversified banks continued to underperform the market and the sector as concerns about loan growth and the regulatory overhang outweighed improvements in credit quality and attractive valuations. The Fund’s holdings in Goldman Sachs, Bank of America and Fifth Third all underperformed the sector and market during this time frame.

Our positions in General Motors and Ford Motor also underperformed for the period. Higher gasoline prices and slower U.S. growth prospects hurt the performance of both stocks.

The Fund has been overweight in sectors such as industrials, technology, consumer discretionary and financials for some time. We started to reduce these overweights as these companies continued to move toward historic levels of profitability.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Large Cap Value Fund (formerly known as First American Large Cap Value Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Brent Mellum, CFA, and Kevin Earley, CFA, are the portfolio managers for the Fund. Brent has more than 18 years of financial industry experience while Kevin has 24 years of experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Value Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During this period, we continued to implement the Fund’s investment process of selecting large-cap companies that we believe are undervalued relative to other companies in the same industry or market, that demonstrate improving fundamentals and that exhibit a near-term catalyst that could close the gap between market value and our perception of fair value. Generally, we sold a holding if the stock hit its price target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

Over the period, the Fund’s performance benefited from favorable security selection in the health care and materials sectors. Within health care, Valeant Pharmaceuticals rose due to additional synergies that resulted from several acquisitions the company completed during the past several quarters. Medical device manufacturer St. Jude Medical advanced because of market share gains related to several new products. The materials sector outperformed due to accelerating fundamentals caused by global economic expansion and tight supply conditions for many commodities. LyondellBasell Industries, PPG Industries, Walter Energy, Freeport-McMoRan Copper & Gold and MeadWestvaco all benefited from higher revenues and earnings because of these robust conditions for commodities. Other stocks that had a positive impact on the Fund’s performance included CBS, related to robust advertising spending conditions and the network’s high viewership ratings, and Caterpillar, due to robust global demand for the company’s heavy machinery. Additionally the Fund’s underweight position in consumer staples and utilities, and its overweight in the energy and materials sectors, aided performance.

The Fund’s performance was negatively impacted by unfavorable stock selection in the financial, industrial and technology sectors. Our allocation to banks hurt overall return as the group underperformed over concerns about future revenue growth as loan balances continued to shrink and low interest rates pressured net interest income. Holdings that dragged on performance included Citigroup, Bank of America, Wells Fargo, SunTrust

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Banks and Fifth Third. Within the industrials sector, Delta Air Lines declined because of rising jet fuel cost and the negative impact this has on near-term earnings. Semiconductor manufacturer Marvell Technology underperformed due to market share losses in several key end markets. ON Semiconductor declined following the Japanese earthquake because of the company’s large exposure to that market. Xerox fell because of moderating growth as its end markets stabilized following a cyclical rebound. The Fund’s overweight position in technology also detracted from performance as the group lagged.

We continued to focus on companies that we believed would benefit from improving fundamentals not fully recognized by the market. The Fund established a number of new positions across a variety of industries during the six-month period including: drug store retailer Walgreens; hotel and timeshare company Wyndham Worldwide; cable television operator Comcast; energy companies El Paso and McDermott International; credit card provider Capital One Financial; industrial conglomerate General Electric; machinery company Terex; semiconductor manufacturer Intel; software developer Oracle; tobacco producer Philip Morris International; retailers Bed Bath & Beyond, Macy’s and Safeway; industrial conglomerate Tyco International; aluminum producer Alcoa; containerboard company MeadWestvaco; iron ore miner Cliffs Natural Resources; telecom provider Verizon Communications; and utility companies ONEOK, Pinnacle West Capital, Energen and Calpine.

We eliminated several positions from the Fund including: toy manufacturer Mattel; battery maker Energizer Holdings; energy companies Apache, Concho Resources, Schlumberger, ConocoPhillips and Newfield Exploration; thrift Hudson City Bancorp; insurance companies PartnerRe and Aflac; diversified financial Bank of America; life science tools and testing companies Thermo Fisher Scientific and Life Technologies; industrial companies Parker-Hannifin and Cummins; semiconductor manufacturers QUALCOMM, Marvell Technology and ON Semiconductor; computer services provider Xerox; connector company Amphenol; software developer Check Point Software; materials companies Freeport-McMoRan Copper & Gold, Mosaic and Albemarle; industrial conglomerate Textron; airline Delta Air Lines; staffing provider Manpower; telecommunication companies Qwest Communications and AT&T; and utility companies Public Service Enterprise, PG&E and CenterPoint Energy.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund (formerly known as First American Mid Cap Growth Opportunities Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. James Diedrich, CFA, Harold (Hal) Goldstein and Scott Mullinix, CFA, are the portfolio managers for the Fund. Jim has more than 27 years of financial industry experience, while Hal and Scott have more than 29 years and 22 years, respectively.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell Midcap Growth Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the six-month period, we continued to implement our bottom-up, one-stock-at-a-time approach to stock selection. We started by identifying franchise growth companies with attractive long-term earnings growth prospects, solid management teams and durable competitive advantages. From that group, we invested in those with what we believed were fair valuations and approaching catalysts that might help grow that value. Although we made individual position changes, our underlying investment strategy remained constant. Generally, we sold stocks that faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The Fund’s outperformance during this six-month period was primarily the result of strong stock selection in several sectors, including consumer discretionary, materials, consumer staples and health care. Four consumer discretionary stocks were particular standouts, including Ulta, lululemon Athletica, Priceline.com and Abercrombie & Fitch. Each rose significantly during the period. Ulta, a specialty retailer of a wide array of beauty products, benefited from strong sales trends as consumers shifted away from large department stores toward specialty retailers. The company reported strong earnings and we believe still has the potential to significantly grow its number of stores. A similar story took place with lululemon Athletica, a specialty retailer of yoga-inspired and other athletic apparel, which also experienced strong sales and we think is early in its growth cycle. On-line travel service company Priceline.com advanced significantly as consumers increasingly turned to the internet to research and book their travel plans. The company also saw rapid growth in less-penetrated markets in Europe and Asia. Similarly, casual fashion retailer Abercrombie & Fitch experienced improving sales and increasing international store presence, which now accounts for approximately 20% of its revenue. Abercrombie is also beginning to successfully leverage its direct sales over the internet.

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In materials, the Fund was rewarded for its position in Walter Energy, which is the highest quality producer of metallurgical coal in the United States. The company’s stock continued to advance because of an ongoing shortage of metallurgical coal and rapidly increasing demand from emerging markets such as China, India and Latin America. Additionally, Walter Energy recently made a favorable acquisition of Western Coal, which helped the company further increase its supply.

In consumer staples, the Fund benefited from owning Whole Foods, the largest natural and organic grocery store chain in the United States. Similar to lululemon and Ulta, the organic food industry is growing and Whole Foods is gaining market share on top of that growth. We believe the company is very early in its growth profile and has the potential to add many more stores.

In health care, the Fund was rewarded for owning Valeant Pharmaceutical, which has historically been a relatively slow growing company. Over the past few years, Valeant has made a number of aggressive acquisitions in the United States and Europe, causing its forecast earnings to significantly increase and the stock to strongly advance.

The technology sector was the only detractor from the Fund’s return during the period. NetApp, which is one of the industry leaders in providing companies with electronic storage solutions, turned in disappointing results for the six months. Its largest competitor came out with a new product at the end of 2010 which caused NetApp to report weaker-than-expected results in the fourth quarter. We continued to own NetApp because companies have an ever-increasing need to analyze and store data and we believed its product is still competitive. On-line employment company Monster Worldwide also disappointed during the period. We originally owned Monster for a number of reasons, including the improving economy and job market, the growing on-line employment industry, the company’s new management team and some improved capabilities. After posting one quarter of increasing market share and better earnings, the company reported lower revenues and questionable 2011 earnings guidance. We sold the Fund’s position in Monster Worldwide during the period.

We also sold several other stocks that generally faced current and/or future earnings pressures. For example, in the consumer discretionary sector we sold women’s clothing retailer Ann Taylor and high-end house wares and furniture retailer Williams Sonoma. We believe both companies don’t have as much potential for future top-line growth due to their mature businesses. In technology, we sold Akamai, a content delivery network provider that helps companies create better web experiences for its customers. The company experienced increased competition during the period and lost one of its biggest customers, Netflix. We also sold Dolby Laboratories, which provides audio solutions for a number of electronic devices such as stereos, televisions and computers. We were concerned about the company’s margins due to a slowdown in new television sales and a growing shift from PC usage to tablets, which are not as profitable for the company.

Our team is always working to identify franchise growth companies and, as such, we were able to add several new companies to the Fund to replace those that we sold. In the retail area, we moved away from more mature companies toward those we believed will have more top-line growth potential. For example, we purchased premier jeweler Tiffany & Co.

24	Nuveen Investments

and high-performance and casual footwear company Deckers Outdoor, as we think both should benefit from margin expansion, new store growth and new products. We also added Tupperware, the global direct seller of innovative kitchen and household products through an independent sales force numbering in excess of two million. Tupperware is benefiting from new products, a successful selling system and large exposure to emerging markets. Additionally, in the consumer discretionary sector, we bought two auto suppliers rearview mirror innovator Gentex and power train solution provider BorgWarner, which should both benefit from increasing enhancements to automobiles and improving consumer spending. In technology, we added OpenTable, the leading on-line and mobile restaurant reservation provider. The company is growing rapidly as an increasing number of restaurants are signing up for its services and more consumers are using its site to make reservations.

On the margin, we supplemented our single-stock approach with slight thematic tilts. We began moving away from an emphasis on cyclical growth companies (which can be more attractive during the earlier stages of an economic recovery) and moved toward more pure growth and stable growth companies (which are generally less economically sensitive). We believed pure growth and stable growth companies should do well in a decelerating, but still strong, earnings growth environment.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Mid Cap Select Fund (formerly known as First American Mid Cap Select Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Anthony Burger, CFA, and David Chalupnik, CFA, are the portfolio managers for the Fund. Tony has more than 17 years of financial industry experience while David has more than 27 years.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the six-month period, we continued to implement our “best of the best” investment approach. We started by using a combination of fundamental and quantitative analysis to identify mid-sized companies that had strong fundamentals, attractive valuations and a catalyst for future positive relative performance. We further narrowed down our investable universe by identifying only those stocks that were held in other funds within our firm. We then combined a subset of those stocks into a portfolio that had risk tolerances within our acceptable limits. Generally, stocks we sold faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The main detractor to the Fund’s performance during the period was its overweight in the financial sector, particularly the weaker performing areas of banks and diversified companies. Both banks and diversified companies trailed primarily because of the lack of revenue growth caused by very weak loan demand. Also, although we attempted to keep cash at a minimum, the Fund experienced negative relative performance from holding approximately 1% of net assets in cash during the strongly advancing market environment.

As the economy continued on the road to recovery, the Fund was again rewarded for its overweight position in smaller-capitalization stocks relative to the benchmark, along with its corresponding underweight in larger-cap stocks. Also, the Fund benefited from its emphasis on momentum stocks — those that have outperformed the market over the previous twelve months — as they continued to perform well during this period. Additionally, the Fund tilted away from defensive sectors like consumer staples, utilities and health care and moved toward more cyclical sectors such as information technology and consumer discretionary, which was beneficial to performance.

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In terms of stock selection, the Fund saw positive results from select holdings in the materials, industrials, energy and health care sectors. In materials, the Fund benefited from its position in Walter Energy, which is the highest quality producer of metallurgical coal in the United States. The company’s stock continued to advance because of an ongoing shortage of metallurgical coal, rapidly increasing demand from emerging markets such as China, India and Latin America as well as a favorable acquisition of Western Coal. In industrials, several holdings benefited from the ongoing global economic recovery, including industrial machinery manufacturer Altra Holdings, mining equipment manufacturer Joy Global and telecommunications and energy infrastructure service provider MasTec. Additionally, the Fund gained significantly from our stock selection in the energy sector as several holdings benefited from the dramatic increase in oil prices. As prices soared, capital expenditures increased across the industry benefiting oil and gas exploration and production companies like Frontier Oil and Whiting Petroleum, as well as oil field rig provider Complete Production Services. Within the health care sector, medical device maker Zoll Medical experienced strong returns as its earnings topped analysts’ expectations due to higher margins and international expansion.

Elsewhere in the portfolio, results were mixed in the consumer discretionary, technology and financial sectors. In consumer discretionary, the Fund benefited from a strong advance by specialty retailer lululemon Athletica, the portfolio’s top-performing stock during the period. The company, which creates and sells yoga-inspired and other athletic apparel mainly for women, experienced strong sales trends as high-end consumers quickly bounced back from the recession and shoppers generally shifted away from large department stores toward specialty retailers. Offsetting some of this strong performance were negative results from Coinstar, which delivers products and services like Redbox DVD rentals and coin counting to consumers through in-store, self-service kiosks. Coinstar’s shares fell after releasing downward revisions to its preliminary sales and earnings guidance due to disappointing sales of Redbox DVDs. Specialty office supply store OfficeMax also detracted from performance as it offered weak guidance due to lagging employment growth, particularly for small businesses. Also, casino slot game manufacturer International Game Technology underperformed because of lower revenue expectations caused by poor end-market demand for the company’s products.

In technology, the Fund benefited from owning Verigy and Teradata. Verigy, a manufacturer of semiconductor testers, saw its stock price advance after the company was acquired by Advantest, a Japanese maker of chip testers, during the period. Teradata, which offers data management and analytical tools to other companies, saw its stock gain as companies around the globe attempted to increase their effectiveness through customer data analysis. These positives were offset by negative performance in two data storage and management companies: NetApp and F5 Networks. NetApp turned in disappointing results for the six months because of supply constraints, ramped up spending and an unfavorably viewed company purchase. Although F5 Networks’ revenue and earnings were strong, they were not in line with the elevated expectations of investors, which caused its shares to fall.

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In the financial sector, consumer financing company Discover Financial Services performed well. The company continued to recover from recent lows due to management’s solid execution of its plan to continue strong credit risk management and transition to growth in credit cards. On the negative side, mortgage insurance provider MGIC Investment showed poor results due to the protracted downturn in the housing market. Also, Digital Realty Trust, a technology-related real estate management company, hindered the Fund’s results as earnings fell short of expectations due to lower-than-expected net operating income and higher-than-expected interest expense.

Because we expect returns to be driven primarily by stock selection, we remained focused on finding companies that exhibited strong or improving business fundamentals, attractive valuations and positive catalysts for improved market recognition. We continued to overweight cyclical sectors in the Fund including consumer discretionary, technology, basic materials and industrials. We found considerable earnings leverage, restructuring opportunities and significant values in select cyclical companies. We also maintained an overweight in financials. On the other hand, the Fund was underweighted in the more economically stable areas of the market such as consumer staples, health care and utilities. We believed that many of the stocks in these sectors were overvalued and fundamentally challenged.

We also invested in equity futures contracts as part of the management of the Fund. The Fund’s long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Mid Cap Value Fund (formerly known as First American Mid Cap Value Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Brent Mellum, CFA, and Kevin Earley, CFA, are the portfolio managers for the Fund. Brent has 18 years of financial industry experience, while Kevin has more than 24 years of experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap Value Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market, that demonstrated improving fundamentals, and that exhibited a near-term catalyst that could close the gap between market value and fair value. Generally, we sold a holding if the stock hit its price target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

While the Fund underperformed over this period, it did benefit from favorable security selection in the materials and health care sectors. The materials sector outperformed due to accelerating fundamentals caused by global economic expansion and tight supply conditions for many commodities. Walter Energy, Celanese, PPG Industries, Albemarle and MeadWestvaco all benefited from higher revenues and earnings due to these robust conditions for commodities. Within health care, Valeant Pharmaceuticals rose because of additional synergies that resulted from several acquisitions the company completed during the past several quarters. Other stocks that had a beneficial impact on performance included CBS, related to robust advertising spending conditions and the network’s high viewership ratings, and Cummins, due to strong worldwide demand for the company’s heavy duty truck parts. Additionally, the Fund’s underweight position in utilities and financials, while being overweight in the health care and energy sectors, aided performance.

The Fund’s performance was negatively impacted by unfavorable stock selection in the technology, financial, industrial and consumer discretionary sectors. Within technology, semiconductor manufacturer Marvell Technology underperformed due to market share losses in several key end markets. ON Semiconductor declined following the Japanese earthquake because of the company’s large exposure to that market. Xerox fell because of moderating growth as its end markets stabilized following a cyclical rebound. Online staffing provider Monster Worldwide declined following earnings results that were below expectations.

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The Fund’s allocation to banks also hindered performance as the group underperformed over concerns about future revenue growth as loan balances continued to shrink and low interest rates pressured net interest income. Several bank holdings lagged, including Huntington Bancshares, Comerica, SunTrust Banks and Fifth Third. The Fund’s underexposure to real estate investment trusts (REITs) also negatively affected performance as the group outperformed other financials.

Within industrials, Delta Air Lines declined because of the rising cost of jet fuel and the negative impact this will have on near-term earnings. Cruise operator Royal Caribbean Cruises, within the consumer discretionary sector, also underperformed due to higher fuel prices caused by spiking oil prices and demand disruption from events in the Mediterranean. Casino slot game manufacturer International Game Technology underperformed because of lower revenue expectations caused by poor end market demand for the company’s products.

We continued to look for companies that we believed would benefit from improving fundamentals not fully recognized by the market. The Fund established a number of new positions across a variety of industries during the six-month period, including: hotel and timeshare company Wyndham Worldwide; cruise operator Royal Caribbean Cruises; auto and truck parts supplier Dana Holding; retailers GameStop, Safeway and Ascena Retail Group; energy companies Cimarex Energy, Frontier Oil, McDermott International, El Paso and Complete Production Services; financial firms Hartford Financial, SLM, Huntington Bancshares and Endurance Specialty; pharmaceutical testing provider Charles River Labs; machinery manufacturer AGCO; trucking company Werner Enterprises; diversified industrial SPX; computer memory manufacturer Micron Technology; materials companies Alcoa, MeadWestvaco and Cliffs Natural Resources; and utility companies Energen, ONEOK, Calpine and Pinnacle West Capital.

We eliminated several positions from the Fund, including: auto parts manufacturer Autoliv; toy manufacturer Mattel; retailer Macy’s; casino slot game manufacturer International Game Technology; homebuilder KB Home; food company TreeHouse Foods; battery manufacturer Energizer Holdings; energy companies Noble Energy and Newfield Exploration; thrift Hudson City Bancorp; reinsurance provider PartnerRe; health care companies St. Jude Medical and Life Technologies; technology firms Monster Worldwide, Seagate Technology, Amphenol, Marvell Technology, Check Point Software and ON Semiconductor; staffing company Manpower Group; and utility companies Public Service Enterprise, DPL, CenterPoint Energy and Wisconsin Energy.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Quantitative Enhanced Core Equity Fund (formerly known as First American Quantitative Large Cap Core Fund)

Effective May 16, 2011, the Fund changed its name from Nuveen Quantitative Large Cap Core Fund to Nuveen Quantitative Enhanced Core Equity Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walt French, David Cline, David Friar and Keith Hembre, CFA, are the portfolio managers for the Fund. Walt has more than 37 years of financial industry experience, while David, David and Keith have more than 22, 13 and 19 years, respectively.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the S&P 500 Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long term, a total return that exceeds the return of the S&P 500 Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. To select specific stocks, we use proprietary models to help establish quantitative links between economic/market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to market returns for a comprehensive list of investment factors. After evaluating each stock in the investable universe to determine its sensitivity to the expected returns for each factor, we build a portfolio of stocks that we believe target the highest expected returns within the established risk budget.

During this period, the Fund’s performance benefited the most from our shifts toward stocks with characteristics that we believed were most in favor. Our most emphasized style weighting was also the Fund’s most successful strategy throughout the period: a focus on smaller companies (more in the mid-cap range) within the S&P 500 Index. This posture once again proved beneficial as mid-sized companies turned in stronger results than large-cap stocks. At the end of the six-month period, the Fund’s geometric weighted average market capitalization of $37 billion was below $51 billion for the S&P 500 Index. Additionally, the Fund’s performance was rewarded by our well-timed shifts in and out of more levered companies with higher debt/equity ratios. An underweight position in dividend-paying stocks versus the index was also successful.

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In the sector component of our strategy, the Fund benefited from two successful tilts. Our overweight to technology stocks was successful, with the Fund’s position ending near 21.5% of the portfolio, about 3.4% over the S&P 500’s technology weighting of 18.1% as the period ended. Also, the Fund gained from an underweight stance in financial stocks, particularly banks, with approximately 2% less than the index’s 15.5% weight. As always, the Fund’s positions were consistent with its tightly controlled overall risk moderation efforts.

Because our models expected clear advantages to the few strategies listed above, our overall strategy posture was somewhat more concentrated, leaving less room for other measures to over or underperform. However, the Fund did experience slightly negative results from its under weighting in energy stocks for most of the period, although we ended slightly over the S&P 500 Index’s 13.1% weight. Energy was by far the top-performing sector in the index advancing more than 36% during the period. Also, the Fund averaged about a 2% underweight in the health care sector which detracted from performance as political sentiment shifted away from government-managed care.

We continued to monitor a few key indicators that have historically indicated which stocks will perform best in the current environment. With a view toward the medium- or longer-term horizon, we shifted slightly from strategies that do well early in economic recoveries to those that outperform mid-cycle. We believe the equity markets already have priced in the rising economic tide. With diminished fiscal and monetary stimuli going forward, we believe more volatile stocks will offer lower returns for their risks.

We also invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. The Fund is actively managed using a proprietary macro quant process, which projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could under-perform if the current performance of the factors differs from their historic performance. Turnover, expenses, and taxes will be similar to other actively managed funds.

32	Nuveen Investments

Nuveen Real Estate Securities Fund (formerly known as First American Real Estate Securities Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Effective at the close of business on December 31, 2010, the Nuveen Real Estate Securities Fund suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

John Wenker and Jay Rosenberg were the portfolio managers for the Fund over the entire reporting period. John has more than 28 years of financial industry experience, while Jay has 16 years of experience. Effective March 21, 2011, Scott Sedlak was named a co-portfolio manager of the Fund. Scott has more than 11 years of financial industry experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) performed in line with the Morgan Stanley Real Estate Investment Trust (REIT) Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to provide above average income potential and long-term capital appreciation by investing in income-producing common stocks of publicly traded companies engaged in the real estate industry. During this period, we continued to implement the Fund’s strategy of investing on a relative-value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector-neutral manner, trying to provide shareholders with a well-diversified portfolio of public real estate stocks. Our sector-neutral approach reduced the impact of any one negatively performing area of the market on the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the reporting period, commercial real estate market fundamentals continued to improve as occupancy levels increased, rental rates started to recover and same-store net operating income turned positive for the first time since the fourth quarter of 2008. The entire commercial real estate market loosened up as more transactions took place, investment opportunities increased, more lenders returned to the market and the capital markets became more liquid and accommodative.

During the period, the Fund benefited from individual stock selection. Consistent with our investment process, the Fund retained its historical bias toward higher-quality companies with consistent, visible cash flows. However, we also invested in select lower quality companies that we believed were more levered to the early recovery stage of the commercial real estate cycle. Our strategy of investing on a relative-value basis helped the Fund avoid several underperforming stocks.

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The Fund’s best-performing sectors on a relative basis were regional malls, health care REITs and diversified properties. In the regional mall sector, an underweight position in General Growth Properties and an overweight in Glimcher Realty contributed positively to the Fund’s relative performance. In health care, the sector as a whole underperformed the market during the period; therefore, our strong relative performance was due to underweight positions in several underperforming stocks. Investors moved away from the health care REIT sector, which offered less dynamic cash flows, and toward companies that they believed could more aggressively grow cash flows in the early stages of a commercial real estate market recovery. In the diversified sector, the Fund experienced strong relative performance from Cousins Properties, a developer of retail and office space, and non-index holding Forest City Enterprises, a developer of retail, office and mixed-use projects. Both companies benefited from the shift back toward development as the commercial real estate market began to recover.

The Fund’s worst-performing sectors on a relative value basis were hotel C-corporations and hotel REITs. In the hotel C-corporation sector, the Fund had a substantial weighting in non-index holding Marriott, which reported a disappointing earnings outlook toward the end of the period. Before Marriott reined in high expectations, the entire hotel C-Corporation sector had been rallying as property types with short lease durations typically perform well in the early stages of a recovery. However, Marriott’s negative news generally drove down the entire hotel C-Corporation sector. In hotel REITs, the Fund suffered because it was underweight in a small-cap stock, Strategic Hotels & Resorts, that had very strong performance. While it was challenged from a balance sheet perspective, Strategic Hotels & Resorts took steps during the period to get in a better position from a capital standpoint.

As mentioned above, we continued to invest in a broader universe of stocks than our benchmark index. During the period, this exposure comprised approximately 10% of the portfolio’s assets and included real estate operating companies, international real estate stocks and infrastructure stocks with heavy real estate foundations. Additionally, we maintained a cautious approach to weightings in suburban office companies, believing the fundamental environment for central business district office companies was stronger.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk or a decline in the value of stocks due to poor economic conditions or adverse company or industry news. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes.

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Nuveen Small Cap Growth Opportunities Fund (formerly known as First American Small Cap Growth Opportunities Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Fund. Rob has more than 23 years of financial industry experience, while Jon has more than 17 years of experience.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000 Growth Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this period, our investment process continued to focus on identifying quality small-cap companies poised to benefit from secular growth trends that would provide a growth tailwind for the portfolio. We also maintained a valuation sensitivity that should help the Fund produce attractive investment returns over time. Importantly, we also attempted to identify a catalyst that should raise the profile of each investment and lead to a higher stock price. As a result, we believe the Fund’s portfolio featured high-quality, small-cap stocks that are well managed with attractive margin profiles and generally healthy balance sheets.

Over the long run, this approach has produced favorable results relative to the Russell 2000 Growth Index. However, over this six-month period, investors rewarded higher growth stocks with what we believed were lofty valuations more than stocks with more modest valuations. Historically, the Fund has tended to perform better on a relative basis when investors factor security valuation as a more important part of their investment decisions.

Stock selection in the industrial and consumer discretionary sectors was the most significant positive contributor to the Fund’s relative performance. Results in the industrials sector were led by MasTec, a leading telecommunications and energy infrastructure service provider. Over the past three years, MasTec has made the transformation from a telecommunications carrier service provider to a diversified engineering and construction company focused on the fast-growing areas of transmission, wireless build-out and pipeline infrastructure. This transformation resulted in a significant appreciation in MasTec’s stock price during the six-month period. Altra Holdings, a manufacturer of mechanical power transmission and motion control products, also contributed significantly to the Fund’s performance in the period. Altra has benefited as the later cycle end markets — energy, metals and mining — have seen an increase in order flow, while at the same time the early cycle markets continued to show strong growth.

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The strongest contributor to performance in the consumer discretionary sector was J. Crew Group, a retailer of men’s and women’s apparel and accessories. In November 2010, J. Crew agreed to a buy-out by a group of private equity investors. Also, shares of Tractor Supply Company rose steadily throughout the period, as the company continued to exceed quarterly expectations and raised its earnings guidance. Tractor Supply is a retailer of farm maintenance, animal and lawn/garden products. Penske Automotive Group, one of the largest U.S. automotive retailers, saw its stock price rally after it reported improving operating metrics as the health and confidence of the U.S. consumer improved late last year and early in 2011.

Stock selection in the information technology sector was the most notable detractor from relative performance. Finisar, one of the largest suppliers of optical components to the telecommunications industry, most negatively impacted performance. Its shares fell sharply in March 2011 as the company disclosed inventory accumulation at one of its largest customers. Also, the Fund experienced poor relative performance from its semiconductor stocks. RF Micro Devices, a manufacturer of semiconductors used primarily in cell phones, announced disappointing results and provided poor guidance in January 2011 as the company continued to lose share at its largest customer, Nokia. GSI Technology, a leading manufacturer of SRAM (static random access memory) used in communications equipment, contributed negatively to the Fund despite reporting solid fourth-quarter 2010 results. Shares of MaxLinear, a manufacturer of radio-frequency analog and mixed-signal semiconductors, fell throughout early 2011 as investor concerns mounted regarding the company’s ability to ramp up revenues.

Stock selection in the health care sector, particularly among biotechnology issues, also weighed on the Fund’s relative performance. Nektar Therapeutics provided strong early-stage results for its lead compound in refractory ovarian cancer and breast cancer; however, shares reacted negatively to management’s decision to develop the drug on its own. Acorda Therapeutics, a biotechnology company that markets the multiple sclerosis drug Ampyra, performed poorly during this period as the company reported flattening revenues in the U.S. market coupled with a negative coverage decision by European regulatory authorities. Finally, the Fund’s relative performance was impacted by two stocks we didn’t own that were significant weights in the Russell 2000 Growth Index, Pharmasset and Cubist Pharmaceuticals, which reacted strongly to catalytic events.

Recently, we have attempted to position the Fund to take advantage of strong U.S. corporate earnings/spending while decreasing exposure to sectors expected to meet challenges from rising commodity prices. The Fund’s largest overweight position, relative to the Russell 2000 Growth Index, was in the information technology sector. We believed the sector would continue to perform well as corporate data center and carrier network spending should remain strong throughout 2011. Conversely, we are concerned that increased fuel, food and clothing costs combined with stress on U.S. federal and state budgets may negatively impact consumer spending behavior. We took the Fund’s consumer discretionary position from an overweight to an underweight and may look to further reduce its weighting if consumer confidence wanes.

Overall, we were increasingly concerned that the number of economic headwinds (Japan disruption/Middle East unrest/energy prices/federal budget deficit) may create pressure

36	Nuveen Investments

on U.S. equity prices. Additionally, a case can be made that when the U.S. Treasury concludes its latest round of quantitative easing, equity markets may react negatively. Consequently, we increased the Fund’s exposure to the health care sector. We believed that after nearly three years of regulatory uncertainty and sector underperformance, the health care sector may be poised to outperform, particularly as relative valuations within health care appear less expensive than they have in several years. The Fund remained market weight in industrials, and underweight in consumer staples, financials, materials, telecommunications and utilities.

We also invested in equity futures contracts as part of the management of the Fund. The Fund’s long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	37

Nuveen Small Cap Select Fund (formerly known as First American Small Cap Select Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Allen Steinkopf, CFA, and Mark Traster, CFA, are the portfolio managers for the Fund. Allen has more than 18 years of financial industry experience, while Mark has more than 19 years.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000 Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this period, we continued to execute on our strategy of investing in well-run, small-cap companies at what we thought were good valuations in order to generate competitive returns for the Fund. We also continued to keep the Fund diversified, with its sector weightings very close to their weights in the Russell 2000 Index.

The Fund’s performance during this period benefited from stock selection within the industrial and energy sectors. In the industrial area, the Fund’s investments in MasTec and Regal-Beloit contributed positively to results as the stocks returned 85% and 32%, respectively, over the six-month timeframe. MasTec, which specializes in communication build-out and energy infrastructure construction for wind, solar and biofuels, saw its stock continue to advance. Its business has been boosted by continued strength in the build-out and upgrade of wireless telecommunication networks as well as recently awarded projects for energy pipeline and transmission infrastructure. Regal-Beloit, one of the largest manufacturers of electric motors and generators, hit a new high during the period as the company benefited from a rebound in its high efficiency motors. Energy conservation is high on everyone’s list and the upgrade of heating and cooling systems utilizing high efficiency motors has been very positive for Regal-Beloit as its motors are some of the most efficient in the market.

In energy, the Fund’s exposure to refining and oil services was a big positive for performance. For example, Lufkin Industries turned in very strong results during the period. Lufkin, which manufactures and maintains artificial lift equipment used extensively by exploration and production (E&P) companies that drill for oil and natural gas, has seen its business improve dramatically over the past year. The rising price of oil has had a dramatic effect on E&P companies’ desire to drill for oil in the newly defined shale plays of the Bakken and Eagle Ford. Once a well is drilled, it typically needs to have artificial lift within the next twelve months to stay economical, which is a very positive trend for Lufkin’s business. Another Fund holding, Parker Drilling, also benefited from the increase

38	Nuveen Investments

in North American oil drilling activity because its Quail Tools subsidiary rents equipment for drilling. The company’s North American barge business also continued to see better day rates and utilization rates. These positive results helped the Fund’s energy holdings generate a 72% return versus 48% for the sector as a whole.

Financials and materials were the biggest underperforming sectors for the Fund. In financials, the Fund was less interested in the real estate investment trust (REIT) industry as the slow economy and high unemployment rate continued to hurt occupancy and rental rates. This tough operating environment did not hold back REITs from performing well as their operations stabilized at this lower level and the low interest rates improved their ability to purchase more assets at reasonable prices. In materials, the Fund’s relatively low exposure to commodity chemicals was also a drag on performance. Commodity chemicals, spurred on by low natural gas prices as well as the declining dollar, staged a nice rally during the period.

We continued to implement the Fund’s strategy of owning companies that we believe showed good and/or improving fundamentals, reasonable valuations and identifiable catalysts that would cause them to outperform within their respective sectors. We kept the Fund’s sector weights fairly neutral relative to the index, allowing stock selection to be the main driver of performance. However, we did find more attractive opportunities in the health care sector over the period as valuations looked favorable and operating fundamentals started to improve for a number of companies. For example, the Fund initiated positions in Integra Life Sciences and U.S. Physical Therapy. We believed both companies should benefit as consumers feel more secure about their jobs. During the recent economic downturn, the number of hip and knee replacements went down dramatically, surprising most participants in the market. Many people decided to forgo treatment for arthritis and joint deterioration because of job losses, subsequent insurance losses or worries about layoffs. We believe the improving economy and job market may lead more people to have these procedures done. In the technology sector, we sold several of the Fund’s semiconductor holdings during the period, including Mellanox Technologies and Entropic Communications, as the price objectives set for these stocks were met.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	39

Nuveen Small Cap Value Fund (formerly known as First American Small Cap Value Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Karen Bowie, CFA, is the portfolio manager for the Fund. Karen has more than 27 years of financial industry experience.

In the following commentary, the portfolio manager discusses her management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000 Value Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the six-month period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Over this period, the Fund’s outperformance was primarily driven by bottom-up stock selection across most of the sectors. From a top-down perspective, the Fund’s pro-cyclical tilt also benefited results, including overweights relative to the benchmark in the energy and materials sectors. Our underweight stance in financials, utilities and consumer staples also helped as those sectors underperformed.

The top contributors to the Fund’s performance included: Complete Production Services, a leading provider of oil and gas well completion/production services; Oil States International, a specialty products and services provider to oil and gas producers; Buckeye Technologies, a manufacturer of specialty paper products and fluff pulp; Interface, a global manufacturer of floor covering products; Polycom, a leading voice and video conferencing solutions firm; MasTec, a contractor focused on infrastructure upgrades in the communications and utilities industries; and Polaris Industries, a producer of leisure sports vehicles. Generally speaking, the common characteristic of these companies was solid market positioning. This allowed for top-line growth and margin expansion in an overall economic recovery with all of these firms signaling higher-than-expectations outlooks.

The primary detractor from performance was the Fund’s cash exposure of approximately 1% of net assets in a strongly advancing market environment. In addition, stock selection in the consumer discretionary, health care and telecommunications sectors modestly detracted from performance. In the consumer discretionary group, weak guidance from

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OfficeMax in the specialty stores segment was a detractor. America’s Car-Mart, a used car dealership, saw a shift to smaller, lower margin vehicles as consumers reacted to higher gas prices. Within health care, BioScrip, a specialty distributor of key products to individuals with severe health conditions, produced back-to-back quarterly earnings disappointments coupled with key management changes. In addition, ICON in the health care sector lowered guidance as management became more cautious about big pharmaceutical companies’ lab and trial usage expectations. In telecommunications, PAETEC Holdings remained in transition from a top-line and margin standpoint as its customer base shifted from a legacy-based to an internet protocol-based service offering. This negatively impacted the company’s near-term organic growth as well.

From a sector positioning standpoint, we did not make any major changes to the Fund over the course of the six-month period as we continued to favor a pro-cyclical tilt. The Fund was, therefore, overweight relative to the benchmark in sectors where performance is closely linked to the business cycle, such as in the information technology, consumer discretionary and industrials sectors. The Fund also had a modest overweight in the commodity-oriented materials and energy segments. We believe these sectors are well positioned now that the economic environment has shifted from recession toward stabilization and recovery. We continued to underweight the financials, consumer staples and utilities sectors relative to the benchmark. As the period progressed, we tilted the Fund’s holdings in favor of larger, more liquid investments.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Tactical Market Opportunities Fund (formerly known as First American Tactical Market Opportunities Fund)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, Derek Bloom, CFA, Walt French, David Cline and David Friar are the portfolio managers for the Fund. Keith has more than 19 years of financial industry experience, while Derek, Walt, David and David have more than 9, 37, 22 and 13 years, respectively.

In the following commentary, the portfolio managers discuss their management strategies and the performance of the Fund for the six-month period ended April 30, 2011.

How did the Fund perform during the six-month period ended April 30, 2011?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bank of America Merrill Lynch 3-Month Treasury Bill Index over the six-month period. A more detailed account of the Fund’s performance is provided in the Fund Performance section of this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to provide investors with the potential for a positive total return over a reasonable period of time, regardless of market conditions. To accomplish this, the Fund invests in a variety of assets and periodically adjusts its allocations to fixed income, equities and cash. Other asset classes, such as currencies and commodities, are held from time to time to take advantage of market opportunities or to further diversify the Fund.

During this period, the Fund’s equity component provided the biggest contribution to positive performance. The equity allocation included several long positions in index futures and exchange-traded funds (ETFs). Overall, the Fund benefited from long positions in Germany, the S&P 500 Index, South Africa, Emerging Markets and Russia.

The Fund’s fixed-income component provided a small positive contribution to performance. The fixed-income allocation generally consisted of long duration U.S. Treasury securities, as well as ETFs in various fixed-income sectors, such as investment-grade credit, high-yield bonds, emerging market debt, mortgage-backed securities and preferred stock. We also included short U.S. Treasury futures at the front end of the yield curve as a view on market rates and also as a hedge for other fixed-income securities. High yield, municipal and preferred stock ETFs were the primary positive contributors in the fixed-income portfolio during this period.

In general, the Fund’s short equity positions detracted from performance over this time frame. These positions included shorting the Russell 2000 Index, as well as holdings in Spain and East Asia. Although these short positions underperformed, they were utilized as part of spread trades with positions in other countries, and did not necessarily reflect a negative outlook on the broad market. Rather, these spread trades are used to express a view of relative performance between countries while attempting to reduce the overall volatility of the Fund.

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As mentioned, the fixed-income component consisted of U.S. Treasury securities and a variety of fixed-income ETFs representing various sectors such as investment-grade credit, high-yield bonds, mortgage-backed securities, emerging market debt and preferred stock. These securities are held in various proportions at different times, and are a primary component of the Fund’s strategy. ETF rotation within fixed income is an ongoing process to take advantage of market conditions, the outlook for fixed-income sectors and relative yield advantages.

The equity component of the Fund generally consisted of long or short futures contracts as well as country and sector ETFs. While net equity exposure remained constrained, gross exposure was significant and reflected a view of relative country performance. These views were generally expressed with futures spread trades such as long S&P 500 Index/short Russell 2000 Index, long Germany equities/short Spanish equities and long Indian equities/short Korean and Taiwanese equities, to name a few. Other securities, such as high-yield and preferred stock ETFs, provided equity-like exposure yet were not included in the net and gross equity market value calculation. When evaluating the proper equity risk exposure, the weights of these fixed-income ETFs are considered. From a positioning perspective, the Fund has reduced exposure to emerging markets and the energy sector while increasing exposure to less volatile countries, such as Switzerland and Sweden. The Fund continues to hold a short position in many counties on the periphery of Europe.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the fund will achieve its investment objectives. The advisor’s asset allocation decisions may be incorrect and could adversely affect Fund performance. The Fund is exposed to the risks of the underlying securities held by an exchange-traded fund (ETF) and bears its proportionate share of the ETF’s expenses. Derivative investing may involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. The use of leverage through the use of derivatives may magnify this risk. Foreign investing, especially in emerging markets, entails additional risks, including currency fluctuations, political and economic instability, accounting changes, and foreign taxation. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Commodity prices may be highly volatile and are affected by factors such as changes in demand, disruption in supply, and hedging and trading strategies of other market participants. Each of these asset classes may be less liquid and more volatile.

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Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Nuveen Equity Income Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.33%	17.66%	4.95%	4.56%
Class A Shares at Offer	9.63%	10.89%	3.71%	3.94%
S&P 500 Index***	16.36%	17.22%	2.95%	2.82%
S&P 500 Dividend Only Stocks***	17.51%	17.45%	2.59%	3.15%

Class B Shares w/o CDSC****	15.90%	16.84%	4.16%	3.78%
Class B Shares w/CDSC****	10.90%	11.84%	4.00%	3.78%
Class C Shares	15.89%	16.82%	4.17%	3.77%
Class I Shares	16.49%	17.94%	5.21%	4.81%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	16.22%	17.45%	4.67%	5.99%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.63%	4.63%	4.61%
Class A Shares at Offer	9.96%	3.40%	4.00%
Class B Shares w/o CDSC****	15.81%	3.85%	3.83%
Class B Shares w/CDSC****	10.81%	3.69%	3.83%
Class C Shares	15.79%	3.84%	3.82%
Class I Shares	17.02%	4.89%	4.87%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	16.43%	4.35%	5.71%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.15%
Class B	1.90%
Class C	1.90%
Class R3	1.40%
Class I	0.90%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	45

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Global Infrastructure Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	10.76%	23.48%	2.07%
Class A Shares at Offer	4.44%	16.32%	0.29%
S&P Global Infrastructure Index***	11.02%	19.38%	-2.95%

Class C Shares	10.33%	22.56%	21.51%
Class R3 Shares	10.68%	23.27%	22.12%
Class I Shares	10.93%	23.75%	2.30%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	17.33%	0.73%
Class A Shares at Offer	10.56%	-1.07%
Class C Shares	16.51%	20.13%
Class R3 Shares	17.07%	20.70%
Class I Shares	17.61%	0.97%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.72%	1.25%
Class C	2.47%	2.00%
Class R3	1.97%	1.50%
Class I	1.47%	1.00%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.25%, 2.00%, 1.50% and 1.00%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A and Class I Shares are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/3/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

46	Nuveen Investments

Nuveen International Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.61%	15.30%	0.98%	3.19%
Class A Shares at Offer	7.07%	8.66%	-0.21%	2.59%
MSCI EAFE Index***	12.71%	19.18%	1.54%	5.29%

Class B Shares w/o CDSC****	13.15%	14.34%	0.21%	2.40%
Class B Shares w/CDSC****	8.15%	9.34%	0.03%	2.40%
Class R3 Shares	13.42%	14.91%	0.78%	2.96%
Class I Shares	13.70%	15.57%	1.22%	3.44%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	13.15%	14.39%	0.23%	5.68%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.79%	0.92%	3.19%
Class A Shares at Offer	1.61%	-0.28%	2.58%
Class B Shares w/o CDSC****	7.04%	0.15%	2.40%
Class B Shares w/CDSC****	2.04%	-0.03%	2.40%
Class R3 Shares	7.51%	0.71%	2.95%
Class I Shares	8.13%	1.17%	3.45%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	7.01%	0.18%	5.21%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.66%	1.50%
Class B	2.41%	2.25%
Class C	2.41%	2.25%
Class R3	1.91%	1.75%
Class I	1.41%	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 2.24%, 1.74% and 1.24%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	47

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen International Select Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	11.54%	16.93%	2.48%
Class A Shares at Offer	5.15%	10.15%	1.09%
MSCI All Country World Investable Market Index***	12.89%	20.76%	2.83%

Class C Shares	11.12%	16.05%	1.72%
Class R3 Shares	9.49%	14.70%	1.82%
Class I Shares	11.61%	17.25%	2.74%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	11.28%	1.63%
Class A Shares at Offer	4.90%	0.23%
Class C Shares	10.49%	0.87%
Class R3 Shares	9.17%	0.97%
Class I Shares	11.59%	1.90%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.50%
Class C	2.25%
Class R3	1.75%
Class I	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class C, Class R3, and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 12/21/06.
***	Refer to the Glossary of Terms Used in this Report for definitions.

48	Nuveen Investments

Nuveen Large Cap Growth Opportunities Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	17.82%	25.63%	6.05%	2.50%
Class A Shares at Offer	11.07%	18.41%	4.80%	1.90%
Russell 1000 Growth Index***	16.96%	20.87%	5.06%	2.11%

Class B Shares w/o CDSC****	17.41%	24.71%	5.27%	1.74%
Class B Shares w/CDSC****	12.41%	19.71%	5.10%	1.74%
Class R3 Shares	17.70%	25.35%	5.79%	2.33%
Class I Shares	17.97%	25.97%	6.32%	2.76%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	17.42%	24.74%	5.26%	4.79%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.59%	5.52%	2.92%
Class A Shares at Offer	18.38%	4.28%	2.31%
Class B Shares w/o CDSC****	24.64%	4.73%	2.15%
Class B Shares w/CDSC****	19.64%	4.57%	2.15%
Class R3 Shares	25.28%	5.26%	2.75%
Class I Shares	25.88%	5.79%	3.18%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	24.63%	4.73%	4.53%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.24%
Class B	1.99%
Class C	1.99%
Class R3	1.49%
Class I	0.99%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	49

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Large Cap Select Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	16.22%	15.43%	1.77%	7.07%
Class A Shares at Offer	9.55%	8.76%	0.56%	6.30%
S&P 500 Index***	16.36%	17.22%	2.95%	7.93%

Class C Shares	15.78%	14.55%	0.95%	6.23%
Class R3 Shares	16.12%	15.12%	1.53%	6.82%
Class I Shares	16.37%	15.68%	2.02%	7.34%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	Since Inception**
Class A Shares at NAV	15.93%	2.04%	7.00%
Class A Shares at Offer	9.31%	0.84%	6.22%
Class C Shares	15.04%	1.21%	6.15%
Class R3 Shares	15.62%	1.79%	6.75%
Class I Shares	16.19%	2.28%	7.26%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.25%
Class C	2.00%
Class R3	1.50%
Class I	1.00%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 1/31/03.
***	Refer to the Glossary of Terms Used in this Report for definitions.

50	Nuveen Investments

Nuveen Large Cap Value Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.13%	12.67%	0.52%	2.08%
Class A Shares at Offer	9.48%	6.19%	-0.66%	1.48%
Russell 1000 Value Index***	17.29%	15.24%	1.40%	4.31%

Class B Shares w/o CDSC****	15.69%	11.86%	-0.23%	1.32%
Class B Shares w/CDSC****	10.69%	6.86%	-0.39%	1.32%
Class C Shares	15.73%	11.81%	-0.23%	1.32%
Class I Shares	16.24%	12.95%	0.76%	2.33%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	16.02%	12.39%	0.27%	4.32%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.39%	0.93%	2.63%
Class A Shares at Offer	5.96%	-0.25%	2.02%
Class B Shares w/o CDSC****	11.57%	0.18%	1.86%
Class B Shares w/CDSC****	6.57%	0.02%	1.86%
Class C Shares	11.53%	0.17%	1.86%
Class I Shares	12.68%	1.19%	2.89%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	12.12%	0.67%	4.26%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.21%
Class B	1.96%
Class C	1.96%
Class R3	1.46%
Class I	0.96%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	51

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Growth Opportunities Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	24.40%	33.96%	5.67%	8.06%
Class A Shares at Offer	17.25%	26.26%	4.43%	7.42%
Russell Midcap Growth Index***	22.62%	27.40%	5.59%	5.68%

Class B Shares w/o CDSC****	23.91%	32.96%	4.88%	7.25%
Class B Shares w/CDSC****	18.91%	27.96%	4.71%	7.25%
Class R3 Shares	24.22%	33.61%	5.41%	7.89%
Class I Shares	24.54%	34.29%	5.94%	8.33%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	23.94%	32.96%	4.88%	10.31%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	33.03%	5.12%	8.57%
Class A Shares at Offer	25.39%	3.88%	7.93%
Class B Shares w/o CDSC****	32.01%	4.33%	7.74%
Class B Shares w/CDSC****	27.01%	4.16%	7.74%
Class R3 Shares	32.69%	4.86%	8.38%
Class I Shares	33.33%	5.39%	8.84%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	32.00%	4.33%	10.00%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R3	1.54%
Class I	1.04%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

52	Nuveen Investments

Nuveen Mid Cap Select Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	17.94%	17.81%	2.53%	-1.82%
Class A Shares at Offer	11.13%	11.02%	1.33%	-2.41%
Russell Midcap Index**	20.67%	23.36%	5.14%	7.95%

Class B Shares w/o CDSC***	17.47%	16.88%	1.75%	-2.57%
Class B Shares w/CDSC***	12.47%	11.88%	1.56%	-2.57%
Class C Shares	17.54%	16.86%	1.77%	-2.56%
Class I Shares	18.13%	18.13%	2.79%	-1.58%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.33%	2.33%	0.17%
Class A Shares at Offer	12.46%	1.12%	-0.42%
Class B Shares w/o CDSC***	18.38%	1.57%	-0.60%
Class B Shares w/CDSC***	13.38%	1.38%	-0.60%
Class C Shares	18.54%	1.59%	-0.57%
Class I Shares	19.74%	2.60%	0.43%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.00%	1.41%
Class B	2.75%	2.16%
Class C	2.75%	2.16%
Class I	1.75%	1.16%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.41%, 2.16%, 2.16% and 1.16%, respectively, for Class A, Class B, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	53

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Value Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.20%	16.31%	3.15%	7.73%
Class A Shares at Offer	9.54%	9.64%	1.94%	7.10%
Russell Midcap Value Index**	18.95%	19.84%	4.34%	8.91%

Class B Shares w/o CDSC****	15.76%	15.43%	2.39%	6.94%
Class B Shares w/CDSC****	10.76%	10.43%	2.21%	6.94%
Class C Shares	15.75%	15.43%	2.38%	6.93%
Class I Shares	16.29%	16.60%	3.41%	8.00%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	16.04%	16.04%	2.90%	9.67%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.93%	3.01%	8.12%
Class A Shares at Offer	11.15%	1.80%	7.48%
Class B Shares w/o CDSC****	17.04%	2.24%	7.32%
Class B Shares w/CDSC****	12.04%	2.07%	7.32%
Class C Shares	17.01%	2.24%	7.31%
Class I Shares	18.17%	3.26%	8.38%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	17.65%	2.75%	9.56%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.39%	1.34%
Class B	2.14%	2.09%
Class C	2.14%	2.09%
Class R3	1.64%	1.59%
Class I	1.14%	1.09%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

54	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	16.77%	16.66%	0.10%
S&P 500 Index***	16.36%	17.22%	0.13%

Class C Shares	16.39%	15.88%	-0.63%
Class I Shares	16.90%	17.02%	0.35%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	16.32%	-0.62%
Class C Shares	15.46%	-1.35%
Class I Shares	16.63%	-0.38%

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.99%	0.71%
Class C	1.74%	1.46%
Class I	0.74%	0.46%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 7/31/07.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	55

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Real Estate Securities Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.45%	23.97%	5.48%	13.62%
Class A Shares at Offer	8.82%	16.84%	4.24%	12.95%
Morgan Stanley REIT Index***	15.40%	22.70%	3.30%	11.69%

Class B Shares w/o CDSC****	15.01%	22.99%	4.69%	12.77%
Class B Shares w/CDSC****	10.01%	17.99%	4.54%	12.77%
Class C Shares	15.01%	23.03%	4.69%	12.77%
Class I Shares	15.59%	24.25%	5.74%	13.90%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	15.30%	23.67%	5.23%	13.93%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.13%	3.68%	13.22%
Class A Shares at Offer	17.92%	2.46%	12.56%
Class B Shares w/o CDSC****	24.20%	2.90%	12.38%
Class B Shares w/CDSC****	19.20%	2.75%	12.38%
Class C Shares	24.24%	2.91%	12.38%
Class I Shares	25.43%	3.93%	13.50%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	24.92%	3.44%	13.42%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R3	1.54%
Class I	1.04%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

56	Nuveen Investments

Nuveen Small Cap Growth Opportunities Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	24.47%	23.44%	4.57%	6.68%
Class A Shares at Offer	17.33%	16.35%	3.34%	6.05%
Russell 2000 Growth Index***	27.07%	30.29%	5.14%	5.59%

Class B Shares w/o CDSC****	24.01%	22.54%	3.79%	5.88%
Class B Shares w/CDSC****	19.01%	17.54%	3.62%	5.88%
Class R3 Shares	24.33%	23.15%	4.31%	6.51%
Class I Shares	24.62%	23.78%	4.84%	6.94%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	24.06%	22.58%	3.80%	8.52%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	26.53%	3.64%	7.06%
Class A Shares at Offer	19.23%	2.42%	6.43%
Class B Shares w/o CDSC****	25.61%	2.86%	6.26%
Class B Shares w/CDSC****	20.61%	2.69%	6.26%
Class R3 Shares	26.25%	3.38%	6.90%
Class I Shares	26.82%	3.90%	7.33%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	25.57%	2.87%	8.23%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.77%	1.48%
Class B	2.52%	2.23%
Class C	2.52%	2.23%
Class R3	2.02%	1.73%
Class I	1.52%	1.23%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72% and 1.22%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	57

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Small Cap Select Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	24.83%	23.15%	3.64%	8.16%
Class A Shares at Offer	17.60%	16.11%	2.42%	7.52%
Russell 2000 Index***	23.73%	22.20%	3.89%	7.34%

Class B Shares w/o CDSC****	24.38%	22.14%	2.86%	7.35%
Class B Shares w/CDSC****	19.38%	17.14%	2.70%	7.35%
Class R3 Shares	24.69%	22.87%	3.38%	7.99%
Class I Shares	24.98%	23.52%	3.90%	8.43%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	24.32%	22.25%	2.86%	9.94%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	26.09%	3.10%	8.97%
Class A Shares at Offer	18.79%	1.88%	8.33%
Class B Shares w/o CDSC****	25.08%	2.32%	8.15%
Class B Shares w/CDSC****	20.08%	2.16%	8.15%
Class R3 Shares	25.73%	2.83%	8.80%
Class I Shares	26.33%	3.36%	9.25%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	25.17%	2.33%	9.67%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class R3	1.60%
Class I	1.10%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

58	Nuveen Investments

Nuveen Small Cap Value Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	23.78%	20.49%	2.91%	7.65%
Class A Shares at Offer	16.62%	13.60%	1.69%	7.02%
Russell 2000 Value Index***	20.31%	14.57%	2.50%	8.69%

Class C Shares	23.35%	19.53%	2.14%	6.85%
Class I Shares	23.98%	20.66%	3.16%	7.91%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	23.64%	20.19%	2.67%	9.66%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	26.09%	2.62%	8.05%
Class A Shares at Offer	18.85%	1.41%	7.41%
Class C Shares	25.11%	1.85%	7.25%
Class I Shares	26.26%	2.87%	8.31%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	25.69%	2.38%	9.49%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.84%	1.61%
Class C	2.59%	2.36%
Class R3	2.09%	1.86%
Class I	1.59%	1.36%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.50%, 2.25%, 1.75% and 1.25%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	59

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tactical Market Opportunities Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	4.23%	9.07%	7.78%
Class A Shares at Offer	-1.79%	2.78%	3.09%
Bank of American Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.09%	0.17%	0.04%

Class C Shares	3.88%	8.39%	6.95%
Class I Shares	4.38%	9.43%	8.05%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	7.18%	6.80%
Class A Shares at Offer	1.00%	1.86%
Class C Shares	6.50%	6.01%
Class I Shares	7.54%	7.09%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.60%	1.39%
Class C	4.35%	2.14%
Class I	3.35%	1.14%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.20%, 1.95%, and 0.95%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A and Class C Shares are from 2/24/11. Since inception returns for Class I Shares are from 12/30/09.
***	Refer to the Glossary of Terms Used in this Report for definitions. Since inception return for the index is 2/24/11.

60	Nuveen Investments

Holding Summaries (Unaudited) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Income Fund

Portfolio Allocation1

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	14.7%
Energy	11.4%
Consumer Discretionary	11.3%
Industrials	10.7%
Information Technology	10.7%
Health Care	7.7%
Consumer Staples	6.6%
Materials	5.3%
Telecommunication Services	5.2%
Money Market Funds	11.2%
Short-Term Investments	1.5%
Other	3.7%

Portfolio Composition[1]
Industrials	50.8%
Utilities	31.7%
Energy	11.3%
Short-Term Investments	1.0%
Other	5.2%

Top Five Common Stock Holdings[2]
Chevron	3.2%
Exxon Mobil	3.0%
Verizon Communications	3.0%
JPMorgan Chase	2.9%
Pfizer	2.7%

Top Five Common Stock Holdings[2]
Atlantia	4.7%
Enbridge	4.2%
Spectra Energy	3.3%
Transurban Group	2.9%
Abertis Infraestructuras	2.9%

Country Allocation[1]
United States	19.5%
Hong Kong	9.2%
France	8.2%
Canada	8.0%
Singapore	7.3%
Brazil	7.2%
Australia	7.0%
Italy	6.0%
United Kingdom	4.7%
Spain	3.9%
Other	19.0%

1	As a percentage of total investments as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.

Nuveen Investments	61

Holding Summaries (Unaudited) (continued) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Portfolio Allocation1

Nuveen International Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	16.1%
Industrials	13.7%
Energy	10.0%
Consumer Staples	9.1%
Consumer Discretionary	8.1%
Materials	7.9%
Information Technology	7.8%
Healthcare	5.9%
Utilities	5.1%
Exchange-Traded Funds	4.5%
Short-Term Investments	7.5%
Other	4.3%

Portfolio Composition[1]
Financials	17.7%
Industrials	11.1%
Information Technology	9.6%
Materials	9.6%
Energy	9.2%
Consumer Staples	9.1%
Consumer Discretionary	7.1%
Telecommunication Services	5.1%
Exchange-Traded Funds	6.1%
Short-Term Investments	7.0%
Other	8.4%

Country Allocation[1]
Japan	16.1%
United Kingdom	15.5%
United States	11.0%
Germany	9.0%
Switzerland	8.1%
France	6.2%
Canada	5.1%
Australia	3.0%
Ireland	2.6%
Hong Kong	2.4%
Netherlands	2.2%
Other	18.8%

Top Five Common Stock Holdings[2]
Nestle	1.9%
Roche Holding	1.8%
SMC	1.6%
Canon	1.5%
Adidas	1.4%

Country Allocation[1]
United States	15.2%
Japan	10.5%
United Kingdom	9.6%
Brazil	6.7%
Germany	6.2%
Switzerland	5.5%
France	4.3%
Canada	4.1%
China	3.6%
South Korea	3.2%
Australia	3.2%
South Africa	2.9%
Hong Kong	2.1%
Ireland	1.8%
India	1.8%
Other	19.3%

Top Five Common Stock Holdings[2]
Roche Holding	1.3%
Vale - ADR	1.3%
Nestle	1.3%
SMC	1.2%
Companhia Energetica de Minas Gerais - ADR	1.1%

1	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.

62	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Portfolio Allocation1

Nuveen Large Cap Select Fund

Portfolio Allocation1

Nuveen Large Cap Value Fund

Portfolio Allocation1

Nuveen Mid Cap Growth Opportunities Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	28.3%
Consumer Discretionary	19.0%
Industrials	11.4%
Energy	11.0%
Health Care	6.6%
Money Market Funds	17.7%
Short-Term Investments	0.2%
Other	5.8%

Portfolio Composition[1]
Information Technology	16.4%
Financials	16.3%
Consumer Discretionary	12.4%
Industrials	9.1%
Energy	9.0%
Health Care	8.0%
Money Market Funds	21.2%
Short-Term Investments	0.5%
Other	7.1%

Portfolio Composition[1]
Financials	20.8%
Energy	11.6%
Health Care	10.6%
Industrials	8.7%
Consumer Discretionary	7.9%
Materials	6.5%
Consumer Staples	6.4%
Money Market Funds	15.8%
Short-Term Investments[3]	-%
Other	11.7%

Portfolio Composition[1]
Consumer Discretionary	21.0%
Information Technology	19.4%
Industrials	14.7%
Health Care	10.5%
Materials	5.7%
Financials	5.3%
Energy	5.0%
Money Market Funds	15.7%
Short-Term Investments	0.4%
Other	2.3%

Top Five Common Stock Holdings[2]
Apple	7.2%
QUALCOMM	2.8%
Oracle	2.7%
Exxon Mobil	2.5%
Caterpillar	2.4%

Top Five Common Stock Holdings[2]
Apple	4.6%
JPMorgan Chase	3.2%
Citigroup	3.0%
QUALCOMM	2.8%
Bank of America	2.7%

Top Five Common Stock Holdings[2]
Pfizer	4.2%
JPMorgan Chase	3.2%
Wells Fargo	2.7%
Verizon Communications	2.6%
Citigroup	2.5%

Top Five Common Stock Holdings[2]
Priceline.com	2.7%
Vertex Pharmaceuticals	2.2%
Wynn Resorts	2.2%
Teradata	2.2%
Walter Energy	2.0%

1	As a percentage of total investments as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.

Nuveen Investments	63

Holding Summaries (Unaudited) (continued) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Mid Cap Select Fund

Portfolio Allocation1

Nuveen Mid Cap Value Fund

Portfolio Allocation1

Nuveen Quantitative Enhanced Core Equity Fund

Portfolio Allocation3

Portfolio Composition[1]
Financials	14.1%
Consumer Discretionary	12.8%
Information Technology	12.6%
Industrials	9.2%
Energy	9.0%
Health Care	7.3%
Materials	7.0%
Money Market Funds	25.4%
Short-Term Investments	0.1%
Other	2.5%

Portfolio Composition[1]
Financials	21.9%
Energy	11.5%
Materials	8.3%
Industrials	8.1%
Consumer Discretionary	8.0%
Health Care	7.3%
Utilities	6.8%
Consumer Staples	5.6%
Money Market Funds	16.9%
Other	5.6%

Portfolio Composition[3]
Information Technology	18.4%
Financials	11.7%
Industrials	11.7%
Energy	11.5%
Consumer Discretionary	9.0%
Consumer Staples	7.6%
Health Care	6.4%
Materials	6.4%
Money Market Funds	12.9%
Short-Term Investments	1.6%
Other	2.8%

Top Five Common Stock Holdings[2]
lululemon Athletica	2.2%
Cameron International	2.0%
Interpublic Group of Companies	2.0%
Albemarle	1.9%
Parker Hannifin	1.9%

Top Five Common Stock Holdings[2]
MeadWestvaco	2.2%
Whiting Petroleum	2.2%
Lincoln National	2.1%
Ameriprise Financial	2.0%
Dover	1.9%

Top Five Common Stock Holdings[2]
Exxon Mobil	3.6%
Apple	2.5%
Chevron	1.9%
IBM	1.7%
General Electric	1.7%

1	As a percentage of total investments as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.
3	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2011. Holdings are subject to change.

64	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Real Estate Securities Fund

Portfolio Allocation1

Nuveen Small Cap Growth Opportunities
Fund

Portfolio Allocation1

Nuveen Small Cap Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Malls	10.7%
Apartments	10.4%
Office	9.5%
Health Care	8.6%
Hotels	6.2%
Industrials	6.1%
Community Centers	5.8%
Diversified	5.8%
Private Real Estate Company[3]	–%
Money Market Funds	28.4%
Short-Term Investments	0.6%
Other	7.9%

Portfolio Composition[1]
Information Technology	27.3%
Health Care	17.2%
Industrials	14.0%
Consumer Discretionary	12.6%
Money Market Funds	17.9%
Short-Term Investments	2.2%
Other	8.8%

Portfolio Composition[1]
Information Technology	14.7%
Financials	12.6%
Industrials	12.3%
Consumer Discretionary	9.3%
Health Care	8.9%
Energy	5.9%
Money Market Funds	27.5%
Short-Term Investments	2.1%
Other	6.7%

Top Five Common Stock Holdings[2]
Simon Property Group	10.3%
Equity Residential Properties Trust	5.1%
Public Storage	5.1%
Vornado Realty Trust	4.9%
HCP	4.9%

Top Five Common Stock Holdings[2]
VideoPropulsion	2.2%
Brocade Communications Systems	2.0%
PMC-Sierra	1.9%
HealthSouth	1.9%
Wolverine World Wide	1.8%

Top Five Common Stock Holdings[2]
Parker Drilling	2.0%
MasTec	1.9%
Brocade Communications Systems	1.8%
Umpqua Holdings	1.7%
Kenexa	1.7%

1	As a percentage of total investments as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.

Nuveen Investments	65

Holding Summaries (Unaudited) (continued) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Small Cap Value Fund

Portfolio Allocation1

Nuveen Tactical Market Opportunities Fund

Portfolio Allocation3

Portfolio Composition[1]
Financials	22.8%
Industrials	13.9%
Information Technology	9.7%
Consumer Discretionary	9.0%
Energy	7.1%
Materials	5.5%
Money Market Funds	21.1%
Short-Term Investments	2.6%
Other	8.3%

Top Five Common Stock Holdings[2]
Berry Petroleum, Class A	2.2%
Atlas Air Worldwide Holdings	1.8%
Affiliated Managers Group	1.7%
Complete Production Services	1.7%
MasTec	1.6%

1	As a percentage of total investments as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.
3	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2011. Holdings are subject to change.

66	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Class A and C expense examples below for Nuveen Tactical Market Opportunities reflect only the first 62 days of the class’ operations they may not provide a meaningful understanding of the class’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Income Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,163.30	$1,159.00	$1,158.90	$1,162.20	$1,164.90	$1,019.34	$1,015.62	$1,015.62	$1,018.10	$1,020.58
Expenses Incurred During Period	$5.90	$9.90	$9.90	$7.24	$4.56	$5.51	$9.25	$9.25	$6.76	$4.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85%, 1.85%, 1.35% and ..85% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,107.60	$1,103.30	$1,106.80	$1,109.30	$1,018.79	$1,015.08	$1,018.20	$1,020.03
Expenses Incurred During Period	$6.32	$10.22	$6.95	$5.02	$6.06	$9.79	$6.66	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.33% and .96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen International Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,136.10	$1,131.50	$1,131.50	$1,134.20	$1,137.00	$1,018.05	$1,014.33	$1,014.33	$1,017.01	$1,019.29
Expenses Incurred During Period	$7.20	$11.15	$11.15	$8.31	$5.88	$6.80	$10.54	$10.54	$7.85	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11%, 2.11%, 1.57% and 1.11% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	67

Expense Examples (Unaudited) (continued)

Nuveen International Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,115.40	$1,111.20	$1,094.90	$1,116.10	$1,017.80	$1,014.08	$1,016.46	$1,019.04
Expenses Incurred During Period	$7.40	$11.31	$8.73	$6.09	$7.05	$10.79	$8.40	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.68%, and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,178.20	$1,174.10	$1,174.20	$1,177.00	$1,179.70	$1,018.99	$1,015.27	$1,015.27	$1,017.65	$1,020.23
Expenses Incurred During Period	$6.32	$10.35	$10.35	$7.77	$4.97	$5.86	$9.59	$9.59	$7.20	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.92%, 1.44% and ..92% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,162.20	$1,157.80	$1,161.70	$1,161.20	$1,018.84	$1,015.12	$1,017.60	$1,020.08
Expenses Incurred During Period	$6.43	$10.43	$7.78	$5.09	$6.01	$9.74	$7.25	$4.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, and .95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,161.30	$1,156.90	$1,157.30	$1,160.20	$1,162.40	$1,018.94	$1,015.22	$1,015.22	$1,017.70	$1,020.18
Expenses Incurred During Period	$6.32	$10.32	$10.32	$7.66	$4.99	$5.91	$9.64	$9.64	$7.15	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.43% and ..93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,244.00	$1,239.10	$1,239.40	$1,242.20	$1,245.40	$1,018.84	$1,015.12	$1,015.12	$1,017.60	$1,020.08
Expenses Incurred During Period	$6.68	$10.83	$10.83	$8.06	$5.29	$6.01	$9.74	$9.74	$7.25	$4.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.95%, 1.45% and ..95% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,179.40	$1,174.70	$1,175.40	$1,181.30	$1,018.00	$1,014.28	$1,014.28	$1,019.24
Expenses Incurred During Period	$7.40	$11.43	$11.43	$6.06	$6.85	$10.59	$10.59	$5.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12%, 2.12% and 1.12% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

68	Nuveen Investments

Nuveen Mid Cap Value Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,162.00	$1,157.60	$1,157.50	$1,160.40	$1,162.90	$1,018.55	$1,014.83	$1,014.83	$1,017.31	$1,019.93
Expenses Incurred During Period	$6.75	$10.75	$10.75	$8.09	$5.26	$6.31	$10.04	$10.04	$7.55	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 2.01%, 1.51% and 0.98% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,167.70	$1,163.90	$1,169.00	$1,021.52	$1,017.70	$1,022.76
Expenses Incurred During Period	$3.55	$7.67	$2.20	$3.31	$7.15	$2.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .66%, 1.43% and .41% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,154.50	$1,150.10	$1,150.10	$1,153.00	$1,155.90	$1,018.84	$1,015.12	$1,015.12	$1,017.60	$1,020.08
Expenses Incurred During Period	$6.41	$10.40	$10.40	$7.74	$5.08	$6.01	$9.74	$9.74	$7.25	$4.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.95%, 1.45% and ..95% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,244.70	$1,240.10	$1,240.60	$1,243.30	$1,246.20	$1,017.70	$1,013.98	$1,013.98	$1,016.46	$1,018.94
Expenses Incurred During Period	$7.96	$12.11	$12.11	$9.34	$6.57	$7.15	$10.89	$10.89	$8.40	$5.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 2.18%, 1.68% and 1.18% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,248.30	$1,243.80	$1,243.20	$1,246.90	$1,249.80	$1,018.79	$1,015.08	$1,015.08	$1,017.55	$1,020.03
Expenses Incurred During Period	$6.75	$10.90	$10.90	$8.13	$5.36	$6.06	$9.79	$9.79	$7.30	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.96%, 1.46% and ..96% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,237.80	$1,233.50	$1,236.40	$1,239.80	$1,017.70	$1,014.03	$1,016.46	$1,019.29
Expenses Incurred During Period	$7.93	$12.02	$9.32	$6.16	$7.15	$10.84	$8.40	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.17%, 1.68% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	69

Expense Examples (Unaudited) (continued)

Nuveen Tactical Market Opportunities Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,035.90	$1,034.90	$1,043.80	$1,018.60	$1,014.68	$1,020.33
Expenses Incurred During Period	$2.16	$3.53	$4.56	$2.14	$3.49	$4.51

For Class I of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25% and 2.04% for Classes A and C, respectively, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the 62 days in the period since class commencement of operations).

70	Nuveen Investments

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of Investment Sub-Advisory Agreements. The meeting for Nuveen Real Estate Securities Fund and Nuveen Small Cap Select Fund was subsequently adjourned to December 29, 2010.

	Nuveen Equity Income Fund	Nuveen Global Infrastructure Fund	Nuveen International Fund	Nuveen International Select Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	43,722,396	7,616,029	53,467,464	75,696,580
Against	172,929	52,773	64,220	34,818
Abstain	169,893	84,920	27,689	30,583
Broker Non-Votes	7,394,833	3,741,625	1,583,273	610,649
Total	51,460,051	11,495,347	55,142,646	76,372,630
To approve a sub-advisory agreement between Nuveen Asset Management and Altrinsic Global Advisors, LLC
For	—	—	53,457,251	75,713,903
Against	—	—	76,738	24,370
Abstain	—	—	25,384	23,708
Broker Non-Votes	—	—	1,583,273	610,649
Total	—	—	55,142,646	76,372,630
To approve a sub-advisory agreement between Nuveen Asset Management and Hansberger Global Investors, Inc.
For	—	—	53,456,544	75,717,421
Against	—	—	77,791	23,163
Abstain	—	—	25,038	21,397
Broker Non-Votes	—	—	1,583,273	610,649
Total	—	—	55,142,646	76,372,630
To approve a sub-advisory agreement between Nuveen Asset Management and Lazard Asset Management, LLC
For	—	—	—	75,712,430
Against	—	—	—	23,639
Abstain	—	—	—	25,912
Broker Non-Votes	—	—	—	610,649
Total	—	—	—	76,372,630
Approval of the Board Members was reached as follows:
John P. Amboian
For	51,204,881	11,360,353	55,062,956	76,325,063
Withhold	255,170	134,994	79,690	47,567
Total	51,460,051	11,495,347	55,142,646	76,372,630
Robert P. Bremner
For	51,195,200	11,361,681	55,062,706	76,320,327
Withhold	264,851	133,666	79,940	52,303
Total	51,460,051	11,495,347	55,142,646	76,372,630
Jack B. Evans
For	51,211,079	11,365,485	55,052,400	76,323,838
Withhold	248,972	129,862	90,246	48,792
Total	51,460,051	11,495,347	55,142,646	76,372,630
William C. Hunter
For	51,211,079	11,365,485	55,062,410	76,325,063
Withhold	248,972	129,862	80,236	47,567
Total	51,460,051	11,495,347	55,142,646	76,372,630
David J. Kundert
For	51,183,504	11,361,681	55,062,077	76,321,118
Withhold	276,547	133,666	80,569	51,512
Total	51,460,051	11,495,347	55,142,646	76,372,630

Nuveen Investments	71

Shareholder Meeting Report (Unaudited) (continued)

	Nuveen Equity Income Fund	Nuveen Global Infrastructure Fund	Nuveen International Fund	Nuveen International Select Fund
William J. Schneider
For	51,182,141	11,365,485	55,062,956	76,320,563
Withhold	277,910	129,862	79,690	52,067
Total	51,460,051	11,495,347	55,142,646	76,372,630
Judith M. Stockdale
For	51,200,650	11,363,628	55,061,878	76,329,927
Withhold	259,401	131,719	80,768	42,703
Total	51,460,051	11,495,347	55,142,646	76,372,630
Carole E. Stone
For	51,199,838	11,360,377	55,051,868	76,329,372
Withhold	260,313	134,970	90,778	43,258
Total	51,460,151	11,495,347	55,142,646	76,372,630
Virginia L. Stringer
For	51,175,622	11,348,894	55,050,583	76,325,982
Withhold	284,429	146,453	92,063	46,648
Total	51,460,051	11,495,347	55,142,646	76,372,630
Terence J. Toth
For	51,208,633	11,363,604	55,056,281	76,324,604
Withhold	251,418	131,743	86,365	48,026
Total	51,460,051	11,495,347	55,142,646	76,372,630

72	Nuveen Investments

	Nuveen Large Cap Growth Opportunities Fund	Nuveen Large Cap Select Fund	Nuveen Large Cap Value Fund	Nuveen Mid Cap Growth Opportunities Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	14,706,238	9,322,633	18,392,312	18,064,802
Against	27,188	6,731	22,032	71,263
Abstain	24,066	3,679	54,919	86,793
Broker Non-Votes	1,348,286	244,214	1,964,429	5,250,922
Total	16,105,778	9,577,257	20,433,692	23,473,780
To approve a sub-advisory agreement between Nuveen Asset Management and Altrinsic Global Advisors, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Hansberger Global Investors, Inc.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Lazard Asset Management, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	16,059,778	9,559,764	20,370,112	23,324,545
Withhold	46,000	17,493	63,580	149,235
Total	16,105,778	9,577,257	20,433,692	23,473,780
Robert P. Bremner
For	16,058,344	9,559,764	20,366,451	23,320,867
Withhold	47,434	17,493	67,241	152,913
Total	16,105,778	9,577,257	20,433,692	23,473,780
Jack B. Evans
For	16,060,890	9,559,764	20,370,112	23,345,861
Withhold	44,888	17,493	63,580	127,919
Total	16,105,778	9,577,257	20,433,692	23,473,780
William C. Hunter
For	16,061,459	9,559,764	20,370,112	23,345,983
Withhold	44,319	17,493	63,580	127,797
Total	16,105,778	9,577,257	20,433,692	23,473,780
David J. Kundert
For	16,054,828	9,559,764	20,367,985	23,319,433
Withhold	50,950	17,493	65,707	154,347
Total	16,105,778	9,577,257	20,433,692	23,473,780

Nuveen Investments	73

Shareholder Meeting Report (Unaudited) (continued)

	Nuveen Large Cap Growth Opportunities Fund	Nuveen Large Cap Select Fund	Nuveen Large Cap Value Fund	Nuveen Mid Cap Growth Opportunities Fund
William J. Schneider
For	16,054,969	9,559,764	20,367,985	23,319,938
Withhold	50,809	17,493	65,707	153,842
Total	16,105,778	9,577,257	20,433,692	23,473,780
Judith M. Stockdale
For	16,060,934	9,559,764	20,370,604	23,345,305
Withhold	44,844	17,493	63,088	128,475
Total	16,105,778	9,577,257	20,433,692	23,473,780
Carole E. Stone
For	16,060,759	9,559,764	20,370,960	23,343,023
Withhold	45,019	17,493	62,732	130,757
Total	16,105,778	9,577,257	20,433,692	23,473,780
Virginia L. Stringer
For	16,053,284	9,559,562	20,368,833	23,306,425
Withhold	52,494	17,695	64,859	167,355
Total	16,105,778	9,577,257	20,433,692	23,473,780
Terence J. Toth
For	16,058,838	9,559,764	20,369,603	23,327,276
Withhold	46,940	17,493	64,089	146,504
Total	16,105,778	9,577,257	20,433,692	23,473,780

74	Nuveen Investments

	Nuveen Mid Cap Select Fund	Nuveen Mid Cap Value Fund	Nuveen Quantitative Enhanced Core Equity Fund*	Nuveen Real Estate Securities Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	2,476,442	18,945,157	7,819,005	77,650,126
Against	25,455	39,290	9,314	2,812,879
Abstain	15,491	48,337	—	2,486,650
Broker Non-Votes	855,000	2,481,121	14,670	15,635,428
Total	3,372,388	21,513,905	7,842,989	98,585,083
To approve a sub-advisory agreement between Nuveen Asset Management and Altrinsic Global Advisors, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Hansberger Global Investors, Inc.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Lazard Asset Management, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	3,344,307	21,390,313	7,842,989	88,500,408
Withhold	28,081	123,592	—	10,084,675
Total	3,372,388	21,513,905	7,842,989	98,585,083
Robert P. Bremner
For	3,345,881	21,390,820	7,842,989	88,477,007
Withhold	26,507	123,085	—	10,108,076
Total	3,372,388	21,513,905	7,842,989	98,585,083
Jack B. Evans
For	3,345,450	21,391,128	7,842,989	88,533,166
Withhold	26,938	122,777	—	10,051,917
Total	3,372,388	21,513,905	7,842,989	98,585,083
William C. Hunter
For	3,345,450	21,391,406	7,842,989	88,536,659
Withhold	26,938	122,499	—	10,048,424
Total	3,372,388	21,513,905	7,842,989	98,585,083
David J. Kundert
For	3,345,965	21,390,917	7,842,989	88,524,737
Withhold	26,423	122,988	—	10,060,346
Total	3,372,388	21,513,905	7,842,989	98,585,083

*	Effective May 15, 2011, Nuveen Quantitative Large Cap Core Fund is known as Nuveen Quantitative Enhanced Core Equity Fund.

Nuveen Investments	75

Shareholder Meeting Report (Unaudited) (continued)

	Nuveen Mid Cap Select Fund	Nuveen Mid Cap Value Fund	Nuveen Quantitative Enhanced Core Equity Fund*	Nuveen Real Estate Securities Fund
William J. Schneider
For	3,345,965	21,391,128	7,842,989	88,529,845
Withhold	26,423	122,777	—	10,055,238
Total	3,372,388	21,513,905	7,842,989	98,585,083
Judith M. Stockdale
For	3,346,640	21,391,128	7,842,989	88,526,568
Withhold	25,748	122,777	—	10,058,515
Total	3,372,388	21,513,905	7,842,989	98,585,083
Carole E. Stone
For	3,346,724	21,391,406	7,842,989	88,490,350
Withhold	25,664	122,499	—	10,094,733
Total	3,372,388	21,513,905	7,842,989	98,585,083
Virginia L. Stringer
For	3,346,207	21,390,999	7,842,989	88,353,709
Withhold	26,181	122,906	—	10,231,374
Total	3,372,388	21,513,905	7,842,989	98,585,083
Terence J. Toth
For	3,346,398	21,390,591	7,842,989	88,533,366
Withhold	25,990	123,314	—	10,051,717
Total	3,372,388	21,513,905	7,842,989	98,585,083

76	Nuveen Investments

	Nuveen Small Cap Growth Opportunities Fund	Nuveen Small Cap Select Fund	Nuveen Small Cap Value Fund	Nuveen Tactical Market Opportunities Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	6,457,695	25,575,368	15,266,061	2,554,984
Against	22,058	3,262,835	34,922	—
Abstain	15,339	778,634	24,870	—
Broker Non-Votes	1,298,146	5,605,885	2,049,434	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
To approve a sub-advisory agreement between Nuveen Asset Management and Altrinsic Global Advisors, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Hansberger Global Investors, Inc.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve a sub-advisory agreement between Nuveen Asset Management and Lazard Asset Management, LLC
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	7,745,307	32,682,822	17,316,696	2,554,984
Withhold	47,931	2,539,900	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Robert P. Bremner
For	7,744,121	32,661,971	17,316,696	2,554,984
Withhold	49,117	2,560,751	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Jack B. Evans
For	7,745,307	32,686,495	17,316,696	2,554,984
Withhold	47,931	2,536,227	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
William C. Hunter
For	7,745,307	32,687,297	17,316,696	2,554,984
Withhold	47,931	2,535,425	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
David J. Kundert
For	7,745,307	32,654,733	17,316,696	2,554,984
Withhold	47,931	2,567,989	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984

Nuveen Investments	77

Shareholder Meeting Report (Unaudited) (continued)

	Nuveen Small Cap Growth Opportunities Fund	Nuveen Small Cap Select Fund	Nuveen Small Cap Value Fund	Nuveen Tactical Market Opportunities Fund
William J. Schneider
For	7,745,280	32,654,869	17,316,696	2,554,984
Withhold	47,958	2,567,853	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Judith M. Stockdale
For	7,745,223	32,682,487	17,316,487	2,554,984
Withhold	48,015	2,540,235	58,800	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Carole E. Stone
For	7,745,280	32,677,278	17,316,696	2,554,984
Withhold	47,958	2,545,444	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Virginia L. Stringer
For	7,745,307	32,357,579	17,317,520	2,554,984
Withhold	47,931	2,865,143	57,767	—
Total	7,793,238	35,222,722	17,375,287	2,554,984
Terence J. Toth
For	7,745,307	32,681,581	17,316,696	2,554,984
Withhold	47,931	2,541,141	58,591	—
Total	7,793,238	35,222,722	17,375,287	2,554,984

78	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Equity Income Fund

(formerly known as First American Equity Income Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.2%

	Consumer Discretionary – 12.7%

356,873	Brunswick ▼	$8,340,122

758,475	Foot Locker	16,322,382

228,988	Hasbro	10,725,798

308,496	Home Depot	11,457,541

589,056	International Game Technology	10,420,401

503,730	M.D.C. Holdings ▼	14,703,879

319,981	Mattel	8,549,892

179,282	McDonald’s	14,039,573

313,570	Starbucks	11,348,098

176,384	Thomson Reuters	7,138,260

137,416	Whirlpool ▼	11,842,511

261,792	Yum! Brands	14,042,524
	Total Consumer Discretionary	138,930,981
	Consumer Staples – 7.4%

370,984	Altria Group	9,957,211

270,185	ConAgra Foods	6,606,023

163,459	Kimberly-Clark	10,798,102

427,054	Kraft Foods, Class A	14,340,473

219,923	Philip Morris International	15,271,453

377,776	Sysco ▼	10,921,504

404,688	Unilever ▼	13,354,704
	Total Consumer Staples	81,249,470
	Energy – 12.8%

162,856	Anadarko Petroleum	12,855,853

316,040	Chevron	34,587,417

360,130	ConocoPhillips	28,425,061

162,572	Enbridge Energy Partners	5,511,191

334,942	Exterran Partners ▼	9,622,884

367,985	Exxon Mobil	32,382,680

260,301	Total – ADR ▼	16,719,133
	Total Energy	140,104,219
	Financials – 16.6%

206,268	Aflac	11,590,198

602,488	Annaly Capital Management – REIT ▼	10,748,386

1,170,522	Bank of America	14,374,010

219,970	BankUnited ▼	6,178,957

295,615	Blackstone Group ▼	5,598,948

202,745	Capital One Financial	11,096,234

507,375	Fifth Third Bancorp	6,732,866

59,691	Goldman Sachs Group	9,013,938

351,113	Hartford Financial Services Group ▼	10,171,744

682,392	JPMorgan Chase	31,137,546

153,716	Liberty Property Trust – REIT	5,406,192

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Equity Income Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

103,168	Mid-America Apartment Communities – REIT	$6,896,781

186,482	National Retail Properties – REIT	4,911,936

722,643	Old Republic International ▼	9,155,887

182,662	Prudential Financial	11,584,424

327,818	Redwood Trust – REIT ▼	5,189,359

262,119	SunTrust Banks	7,389,135

94,493	Ventas – REIT ▼	5,284,993

292,545	Wells Fargo	8,515,985
	Total Financials	180,977,519
	Health Care – 8.7%

315,162	Abbott Laboratories	16,401,030

360,943	Bristol-Myers Squibb	10,142,498

261,529	GlaxoSmithKline	11,418,356

262,309	Johnson & Johnson	17,238,947

1,396,076	Pfizer	29,261,754

96,501	Teva Pharmaceutical Industries – ADR	4,412,991

124,110	UnitedHealth Group	6,109,935
	Total Health Care	94,985,511
	Industrials – 12.1%

182,700	3M	17,760,267

119,944	Boeing	9,569,132

177,747	Emerson Electric	10,799,908

115,579	General Dynamics	8,416,463

1,239,899	General Electric	25,355,934

130,994	Hubbell, Class B	9,168,270

176,751	Manpower	11,709,754

428,180	Textron ▼	11,175,498

135,603	United Parcel Service, Class B	10,166,157

196,940	United Technologies	17,641,885
	Total Industrials	131,763,268
	Information Technology – 12.1%

628,143	Applied Materials	9,855,564

209,230	Automatic Data Processing ▼	11,371,651

730,385	Intel	16,937,627

41,112	MasterCard, Class A	11,342,390

467,273	Maxim Integrated Products ▼	12,775,244

718,008	Microsoft	18,682,568

416,442	Molex, Class A	9,378,274

360,337	Oracle	12,990,149

223,663	QUALCOMM	12,713,005

283,964	Texas Instruments	10,089,241

70,353	Visa, Class A	5,495,976
	Total Information Technology	131,631,689

80	Nuveen Investments

Shares	Description ▲	Value
	Materials – 5.9%

234,647	E.I. Du Pont de Nemours	$13,325,603

238,171	Freeport-McMoRan Copper & Gold	13,106,550

680,633	Huntsman	14,191,199

131,827	PPG Industries	12,480,062

107,896	Praxair	11,482,292
	Total Materials	64,585,706
	Telecommunication Services – 5.8%

389,221	CenturyTel	15,872,432

843,959	Verizon Communications	31,884,772

1,217,878	Windstream ▼	15,601,017
	Total Telecommunication Services	63,358,221
	Utilities – 4.1%

519,512	CenterPoint Energy	9,662,923

750,096	PNM Resources	11,498,972

249,105	PPL	6,832,950

613,485	Westar Energy ▼	16,692,927
	Total Utilities	44,687,772
	Total Common Stocks (cost $775,290,227)	1,072,274,356

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 12.6%

136,897,647	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$136,897,647
	Total Money Market Funds (cost $136,897,647)	136,897,647

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.6%
	Money Market Funds – 1.6%

17,840,739	First American Prime Obligations Fund, Class Z 0.053% Ω	$17,840,739
	Total Short-Term Investments (cost $17,840,739)	17,840,739
	Total Investments – 112.4% (cost $930,028,613)	1,227,012,742
	Other Assets Less Liabilities – (12.4)%	(135,455,447)
	Net Assets – 100.0%	$1,091,557,295

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund

(formerly known as First American Global Infrastructure Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 96.9%

	Australia – 6.8%

250,239	APA Group	$1,165,714

1,221,048	Asciano Group	2,208,334

579,454	Australian Infrastructure Fund	1,200,408

230,200	DUET Group	428,946

99,691	Macquarie Atlas Roads Group —	201,605

578,528	MAp Group	1,870,658

347,977	SP AusNet ●	333,739

296,222	Spark Infrastructure Group	384,755

949,262	Transurban Group	5,514,549
	Total Australia	13,308,708
	Austria – 1.2%

37,552	Flughafen Wien	2,363,860
	Belgium – 0.4%

18,417	Elia System Operator	816,988
	Brazil – 7.0%

88,928	Companhia de Concessoes Rodoviarias	2,761,335

8,114	Companhia de Gas de Sao Paulo, Class A —	234,673

5,189	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	303,660

42,176	Companhia de Saneamento de Minas Gerais	750,117

64,667	Companhia de Transmissao de Energia Electrica Paulista	2,086,921

642	Companhia de Transmissao de Energia Electrica Paulista – Rights —	511

45,676	Companhia Paranaense de Energia-Copel – ADR	1,259,287

272,459	EcoRodovias Infraestructura e Logistica	2,402,114

56,664	Energias do Brasil	1,408,676

37,519	Santos Brasil Participacoes ●	715,465

93,422	Wilson Sons – BDR ●	1,739,934
	Total Brazil	13,662,693
	Canada – 7.8%

87,094	Algonquin Power & Utilities	494,314

37,503	ATCO, Class I ●	2,308,883

12,193	Brookfield Asset Management, Class A	409,929

26,774	Brookfield Renewable Power Fund	651,699

11,066	Emera	368,418

123,077	Enbridge	7,979,082

47,047	Fortis ●	1,615,555

25,454	Veresen	365,877

37,809	Westshore Terminals Investment	968,252
	Total Canada	15,162,009
	Chile – 1.6%

431,108	Empresa Electrica Del Norte Grande	1,164,165

2,805	Empresa Nacional de Electrcidad – ADR	158,146

81,464	Enersis – ADR	1,740,071
	Total Chile	3,062,382

82	Nuveen Investments

Shares	Description ▲	Value

	China – 1.4%

1,356,662	Dalian Port, Class H	$531,048

599,283	Jiangsu Expressway, Class H	635,068

86,684	Xinao Gas Holdings	296,899

1,427,430	Zhejiang Expressway, Class H	1,178,152
	Total China	2,641,167
	Denmark – 0.2%

40	AP Moller - Maersk, Class B	405,155
	Finland – 0.3%

14,203	Fortum Oyj	489,316
	France – 8.0%

43,301	Aeroports de Paris	4,149,559

43,651	Electricite de France	1,837,784

28,596	GDF Suez	1,170,058

55,617	Groupe Eurotunnel	604,237

9,020	Rubis	1,108,880

268	Seche Environnement	25,607

81,228	Suez Environnement	1,872,040

17,925	Veolia Environnement – ADR	601,025

63,225	Vinci	4,223,428
	Total France	15,592,618
	Germany – 1.6%

11,990	Fraport Frankfurt Airport	959,520

36,462	Hamburger Hafen und Logistik	1,768,689

5,286	RWE	344,923
	Total Germany	3,073,132
	Hong Kong – 9.0%

1,591,710	Beijing Capital International Airport, Class H	784,967

866,367	Beijing Enterprises Holdings	4,601,660

2,944,269	Beijing Enterprises Water Group —	928,821

193,731	Cheung Kong Infrastructure Holdings	944,177

3,528,932	China Everbright International	1,581,289

770,073	China Merchants Holdings International	3,544,841

115,698	China Resources Gas Group	168,342

1,216,293	China Suntien Green Energy, Class H	374,304

1,717,873	China Water Affairs Group	650,320

951,668	Guangdong Investment	492,607

231,869	Hong Kong and China Gas	575,623

638,392	Hopewell Highway Infrastructure	414,292

458,334	MTR	1,670,157

3,772,940	Shenzhen International Holdings	349,785

634,012	Sichuan Expressway, Class H	383,693
	Total Hong Kong	17,464,878

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	India – 1.1%

28,042	GAIL India – GDR ●	$1,850,772

94,565	Power Grid	223,607
	Total India	2,074,379
	Italy – 5.9%

24,735	ACEA	319,285

360,142	Atlantia	8,860,192

47,524	Autostrada Torino-Milano	799,634

41,575	SAVE	498,789

204,531	Terna-Rete Elettrica Nationale	1,023,943
	Total Italy	11,501,843
	Japan – 1.8%

125,235	Japan Airport Terminal	1,610,308

90,009	Mitsubishi Logistics	993,134

37,373	Park24	389,787

127,291	Toho Gas	593,182
	Total Japan	3,586,411
	Lebanon – 0.2%

55,539	Equatorial Energia	473,063
	Luxembourg – 2.2%

160,924	SES	4,225,998
	Mexico – 0.2%

47,103	Empresas ICA – ADR —	464,907
	Netherlands – 2.7%

110,992	Koninklijke Vopak	5,319,857
	New Zealand – 1.6%

140,841	Auckland International Airport	253,027

685,734	Infratil	1,054,369

197,515	Port of Tauranga	1,384,208

210,612	Vector	436,321
	Total New Zealand	3,127,925
	Norway – 0.2%

21,846	Hafslund, Class B ●	315,411
	Philippines – 0.6%

244,224	International Container Terminal Services	279,822

1,170,888	Manila Water Company	492,315

4,395,767	Metro Pacific Investments	376,839
	Total Philippines	1,148,976
	Poland – 0.4%

341,371	Tauron Polska Energia	797,265
	Portugal – 0.5%

145,417	Brisa Auto-Estradas de Portugal	972,893
	Singapore – 7.1%

998,401	CitySpring Infrastructure Trust	444,531

1,801,132	ComfortDelGro	2,251,323

1,417,467	Hutchison Port Holdings Trust —	1,304,070

84	Nuveen Investments

Shares	Description ▲	Value

	Singapore (continued)

821,473	Hyflux	$1,442,888

579,866	Parkway Life – REIT	819,548

1,945,299	Singapore Airport Terminal Services	4,100,218

1,498,019	Singapore Post	1,419,633

1,374,890	SMRT	2,134,137
	Total Singapore	13,916,348
	Spain – 3.8%

229,349	Abertis Infraestructuras	5,433,514

16,784	Enagas	415,281

58,743	Ferrovial	810,299

81,332	Iberdrola	755,316
	Total Spain	7,414,410
	Switzerland – 0.6%

2,535	Flughafen Zuerich	1,116,572
	United Kingdom – 4.6%

212,290	Balfour Beatty	1,162,368

445,835	Centrica	2,389,732

154,763	FirstGroup	839,372

14,804	National Grid – ADR	759,889

174,443	Northumbrian Water Group	1,022,450

12,514	Pennon Group	137,853

158,777	Serco Group	1,499,773

47,841	Severn Trent	1,199,461
	Total United Kingdom	9,010,898
	United States – 18.1%

20,640	American States Water	720,542

14,984	American Tower, Class A —	783,813

35,648	Aqua America	803,862

33,224	Brookfield Infrastructure Partners	780,764

3,222	California Water Service Group	121,534

13,287	Chesapeake Utilities	568,551

1,775	Connecticut Water Service	45,689

13,351	Corrections Corporation of America —	332,306

33,557	Covanta Holding	576,174

93,725	El Paso	1,819,202

250	Enbridge Energy Management	8,530

2,830	Gas Natural	31,753

10,119	ITC Holdings	717,741

24,196	Kinder Morgan	691,522

2,754	Kinder Morgan Management	187,789

16,154	New Jersey Resources	707,222

41,893	Northeast Utilities	1,491,391

61,935	Northwest Natural Gas	2,863,874

20,535	Pepco Holdings	395,709

8,386	PG&E	386,427

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	United States (continued)

20,887	Quanta Services —	$452,830

220,316	Questar	3,870,952

52,792	Republic Services	1,669,283

20,287	SBA Communications, Class A —	783,687

10,742	Sempra Energy	591,884

31,601	Southern Union	944,870

6,885	Southwest Gas	273,816

215,348	Spectra Energy	6,253,706

75,668	Standard Parking —	1,323,433

38,551	UGI	1,283,748

11,598	Waste Connections	356,871

26,574	Williams	881,460

60,282	Wisconsin Energy	1,881,401

28,303	Xcel Energy	688,612
	Total United States	35,290,948
	Total Common Stocks (cost $166,804,310)	188,801,010

Shares	Description ▲	Value
	SHORT-TERM INVESTMENT – 1.0%
	Money Market Funds – 1.0%

1,884,769	State Street Institutional Liquid Reserves Fund, 0.160% Ω	$1,884,769
	Total Short-Term Investment (cost $1,884,769)	1,884,769
	Total Investments – 97.9% (cost $168,689,079)	190,685,779
	Other Assets Less Liabilities – 2.1%	4,083,738
	Net Assets – 100.0%	$194,769,517

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

●	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

86	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen International Fund

(formerly known as First American International Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 85.8%

	Australia – 2.8%

78,752	APA Group	$366,858

373,149	Asciano Group	674,861

177,754	Australian Infrastructure Fund	368,239

98,085	CSL	3,692,984

70,151	DUET Group	130,716

31,206	Macquarie Atlas Roads Group —	63,108

89,954	Macquarie Group	3,466,709

177,571	MAp Group	574,172

34,270	Newcrest Mining	1,556,993

118,425	SP AusNet ●	113,579

100,140	Spark Infrastructure Group	130,069

299,165	Transurban Group	1,737,940

64,421	Woodside Petroleum	3,304,619

119,479	WorleyParsons	3,974,645
	Total Australia	20,155,492
	Austria – 0.1%

11,522	Flughafen Wien	725,298
	Belgium – 0.7%

77,901	Anheuser-Busch InBev	4,967,249

5,718	Elia System Operator	253,653
	Total Belgium	5,220,902
	Brazil – 1.7%

27,243	Companhia de Concessoes Rodoviarias	845,932

2,453	Companhia de Gas de Sao Paulo, Class A —	70,946

1,585	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	92,754

12,778	Companhia de Saneamento de Minas Gerais	227,262

19,715	Companhia de Transmissao de Energia Electrica Paulista	636,239

196	Companhia de Transmissao de Energia eletrica Paulista – Rights —	156

157,920	Companhia Energetica de Minas Gerais – ADR	3,295,790

13,929	Companhia Paranaense de Energia-Copel – ADR	384,023

83,147	EcoRodovias Infraestructura e Logistica	733,059

17,824	Energias do Brasil	443,107

93,896	Itau Unibanco Holding – ADR	2,230,030

12,356	Santos Brasil Participacoes ●	235,622

71,783	Vale – ADR	2,397,552

29,250	Wilson Sons – BDR ●	544,765
	Total Brazil	12,137,237
	Canada – 4.8%

17,020	Agrium	1,539,119

26,458	Algonquin Power & Utilities	150,166

11,561	ATCO, Class I ●	711,756

68,905	Bank of Nova Scotia	4,205,961

3,706	Brookfield Asset Management, Class A	124,596

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Canada (continued)

8,370	Brookfield Renewable Power Fund	$203,732

134,482	Cameco	3,964,529

91,379	Cenovus Energy	3,513,574

3,489	Emera	116,159

37,678	Enbridge	2,442,665

99,549	EnCana ●	3,344,779

14,523	Fortis ●	498,708

228,688	Manulife Financial	4,109,523

96,031	Suncor Energy	4,421,267

81,600	TMX Group	3,498,067

7,769	Veresen	111,672

11,682	Westshore Terminals Investment	299,165

106,244	Yamana Gold	1,350,361
	Total Canada	34,605,799
	Chile – 0.4%

131,801	Empresa Electrica Del Norte Grande	355,916

957	Empresa Nacional de Electrcidad – ADR	53,955

24,774	Enersis – ADR	529,172

29,251	Sociedad Quimica y Minera de Chile – ADR	1,785,189
	Total Chile	2,724,232
	China – 1.9%

2,180,000	Agile Property Holdings	3,542,456

605,350	China Merchants Bank	1,558,925

369,077	China Suntien Green Energy, Class H	113,580

415,532	Dalian Port, Class H	162,655

26,299	ENN Energy Holdings	90,076

1,998,000	Industrial & Commercial Bank of China, Class H	1,690,244

182,521	Jiangsu Expressway, Class H	193,420

16,958	New Oriental Education & Technology Group – ADR —	2,113,645

165,500	Ping An Insurance	1,799,643

90,000	Tencent Holdings	2,561,082

434,507	Zhejiang Expressway, Class H	358,627
	Total China	14,184,353
	Denmark – 1.0%

12	AP Moller – Maersk, Class B	121,547

29,205	Novo Nordisk, Class B	3,691,879

99,270	Vestas Wind Systems —	3,525,149
	Total Denmark	7,338,575
	Finland – 0.7%

4,446	Fortum Oyj	153,172

514,757	Nokia Oyj	4,742,336
	Total Finland	4,895,508
	France – 5.8%

13,424	Aeroports de Paris	1,286,429

49,770	Alstom	3,309,522

88	Nuveen Investments

Shares	Description ▲	Value

	France (continued)

178,802	AXA	$4,012,220

86,107	BNP Paribas	6,814,333

65,672	Carrefour	3,113,620

13,392	Electricite de France	563,827

8,921	GDF Suez	365,019

16,890	Groupe Eurotunnel	183,497

34,613	Iliad	4,449,474

21,563	L’oreal	2,734,220

2,782	Rubis	342,007

81	Seche Environnement	7,739

24,830	Suez Environnement	572,250

105,934	Total	6,781,408

55,628	Total – ADR	3,572,986

256,466	Ubisoft Entertainment —	2,574,726

5,503	Veolia Environnement – ADR	184,517

19,229	Vinci	1,284,498
	Total France	42,152,292
	Germany – 8.4%

115,763	Adidas	8,617,712

114,346	Aixtron	4,877,679

42,613	Allianz	6,709,267

13,200	BASF	1,356,854

40,824	Bayer	3,588,691

60,813	BMW	5,734,968

43,441	Deutsche Boerse	3,609,628

187,190	E.ON	6,399,089

3,655	Fraport Frankfurt Airport	292,497

11,309	Hamburger Hafen und Logistik	548,574

43,730	Henkel KGAA	2,978,161

1,708	RWE	111,451

49,748	SAP	3,205,270

33,940	Siemens	4,937,550

99,440	Symrise	3,280,055

19,934	Wacker Chemie	4,939,581
	Total Germany	61,187,027
	Hong Kong – 2.2%

486,290	Beijing Capital International Airport, Class H	239,819

264,156	Beijing Enterprises Holdings	1,403,050

913,063	Beijing Enterprises Water Group —	288,042

239,948	Cheung Kong Holdings	3,775,522

60,250	Cheung Kong Infrastructure Holdings	293,638

1,082,068	China Everbright International	484,867

235,101	China Merchants Holdings International	1,082,229

34,978	China Resources Gas Group	50,893

532,652	China Water Affairs Group	201,641

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Hong Kong (continued)

745,803	Esprit Holdings	$3,101,811

291,712	Guangdong Investment	150,997

72,953	Hong Kong & China Gas	181,108

195,532	Hopewell Highway Infrastructure	126,893

600,000	Li & Fung	3,067,117

499,523	Li Ning	855,452

142,169	MTR	518,060

1,166,161	Shenzhen International Holdings	108,113

191,927	Sichuan Expressway, Class H	116,151
	Total Hong Kong	16,045,403
	India – 0.4%

8,491	GAIL India – GDR ●	560,406

11,689	HDFC Bank – ADR	2,011,677

28,882	Power Grid	68,294
	Total India	2,640,377
	Ireland – 2.4%

132,520	Covidien	7,380,039

228,620	CRH	5,590,633

187,863	Experian Group	2,530,760

160,431	WPP	2,094,221
	Total Ireland	17,595,653
	Israel – 0.4%

67,404	Teva Pharmaceutical Industries – ADR	3,082,385
	Italy – 1.8%

7,577	ACEA	97,806

110,308	Atlantia	2,713,791

14,011	Autostrada Torino-Milano	235,748

292,830	Enel	2,087,956

123,781	Eni	3,309,260

73,783	Saipem	4,188,850

12,405	SAVE	148,828

63,218	Terna-Rete Elettrica Nationale	316,488
	Total Italy	13,098,727
	Japan – 15.0%

204,200	AMADA	1,628,767

204,757	Canon	9,592,265

33,200	FANUC	5,505,024

740	INPEX	5,619,676

38,319	Japan Airport Terminal	492,717

7,368	Keyence	1,922,047

95,900	KOMATSU	3,357,653

110,523	Mitsubishi	2,968,990

28,768	Mitsubishi Logistics	317,418

368,810	Mitsubishi UFJ Financial Group	1,759,594

112,518	Mitsui Sumitomo Insurance Group	2,620,311

90	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

222,000	NGK Insulators	$3,815,176

23,089	Nintendo	5,456,650

626,609	NKSJ Holdings	4,001,522

98,643	Nomura Research Institute	2,113,561

11,508	Park24	120,024

60,474	SECOM	2,993,319

228,032	Seven & I Holdings	5,687,095

55,156	SMC	10,029,600

287,300	Sony Financial Holdings	5,309,286

134,182	Sugi Holdings	3,212,494

222,914	Sumitomo Metal Mining	3,949,053

1,609,216	Sumitomo Mitsui Trust	5,475,480

265,926	Suzuki Motor	6,287,938

1,195,058	The Bank of Yokohama	5,893,154

81,675	THK	2,071,201

40,002	Toho Gas	186,411

164,200	Toyota Motor	6,538,445
	Total Japan	108,924,871
	Lebanon – 0.0%

17,361	Equatorial Energia	147,875
	Luxembourg – 0.8%

44,190	Millicom International Cellular	4,787,545

49,264	SES	1,293,713
	Total Luxembourg	6,081,258
	Malaysia – 0.2%

491,881	Sime Darby Berhad	1,497,896
	Mexico – 0.3%

14,333	Empresas ICA – ADR —	141,467

65,865	Wal-Mart de Mexico – ADR —	2,062,233
	Total Mexico	2,203,700
	Netherlands – 2.1%

115,939	Heineken	6,940,198

411,990	Koninklijke KPN	6,538,507

33,876	Koninklijke Vopak	1,623,680
	Total Netherlands	15,102,385
	New Zealand – 0.1%

41,433	Auckland International Airport	74,436

212,264	Infratil	326,372

60,786	Port of Tauranga	425,995

71,247	Vector	147,601
	Total New Zealand	974,404
	Norway – 1.0%

6,930	Hafslund, Class B ●	100,055

125,257	Statoil ●	3,664,649

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Norway (continued)

209,521	Telenor ASA ●	$3,620,074
	Total Norway	7,384,778
	Philippines – 0.0%

74,805	International Container Terminal Services	85,709

363,537	Manila Water	152,854

1,330,059	Metro Pacific Investments	114,023
	Total Philippines	352,586
	Poland – 0.0%

104,008	Tauron Polska Energia	242,909
	Portugal – 0.4%

45,706	Brisa Auto-Estradas de Portugal	305,790

622,844	Energias de Portugal	2,546,174
	Total Portugal	2,851,964
	Russia – 0.4%

154,912	Gazprom – ADR	2,642,799
	Singapore – 1.5%

305,930	CitySpring Infrastructure Trust	136,213

547,051	ComfortDelGro	683,786

319,720	DBS Group Holdings	3,912,753

4,513,717	Golden Agri-Resources	2,452,205

431,492	Hutchison Port Holdings Trust —	396,973

254,584	Hyflux	447,168

186,020	Parkway Life – REIT	262,910

592,811	Singapore Airport Terminal Services	1,249,501

478,655	Singapore Post	453,609

432,465	SMRT	671,283
	Total Singapore	10,666,401
	South Africa – 0.7%

227,310	MTN Group	5,054,834
	South Korea – 0.4%

7,085	Samsung Electronics – GDR	2,951,945
	Spain – 0.8%

69,839	Abertis Infraestructuras	1,654,558

288,994	Banco Santander	3,690,591

5,082	Enagas	125,742

17,921	Ferrovial	247,202

24,808	Iberdrola	230,387
	Total Spain	5,948,480
	Sweden – 1.5%

148,019	Atlas Copco, Class A	4,345,683

412,059	Ericsson	6,256,802
	Total Sweden	10,602,485
	Switzerland – 7.6%

154,859	ABB	4,275,182

49,553	Adecco	3,537,454

92	Nuveen Investments

Shares	Description ▲	Value

	Switzerland (continued)

64,700	Compagnie Financiere Richemont	$4,181,191

74,740	Credit Suisse Group	3,396,566

771	Flughafen Zuerich	339,596

82,703	Foster Wheeler —	2,941,746

34,202	Holcim	2,977,353

188,435	Nestle	11,698,219

94,070	Noble	4,045,951

72,031	Novartis	4,276,060

70,721	Roche Holding	11,470,701

83,450	Xstrata	2,120,819
	Total Switzerland	55,260,838
	Thailand – 0.0%

8,973	Bangkok Bank	51,102
	Turkey – 0.3%

361,420	Turkiye Garanti Bankasi	1,872,446
	United Kingdom – 14.5%

126,609	Anglo American	6,599,241

51,884	Antofagasta	1,184,697

352,696	ARM Holdings	3,655,507

192,883	Autonomy —	5,187,105

65,781	Balfour Beatty	360,176

142,763	BG Group	3,656,829

133,781	BHP Billiton	5,641,246

74,926	BP – ADR	3,457,086

337,375	British Sky Broadcasting Group	4,744,935

136,265	Centrica	730,398

284,756	Diageo	5,793,292

46,927	FirstGroup	254,513

379,890	GlaxoSmithKline	8,283,998

85,706	HSBC Holdings – ADR	4,668,406

4,515	National Grid – ADR	231,755

53,229	Northumbrian Water Group	311,987

3,801	Pennon Group	41,871

423,887	Prudential	5,473,118

621,045	Reed Elsevier	5,497,993

64,947	Rio Tinto	4,729,888

312,334	Rolls-Royce Group	3,346,734

146,727	Scottish & Southern Energy	3,328,243

49,366	Serco Group	466,300

14,781	Severn Trent	370,587

200,834	Standard Chartered	5,565,304

750,884	Tesco	5,061,456

122,779	Vedanta Resources	4,768,176

199,626	Vodafone Group – ADR	5,813,109

151,180	Willis Group Holdings	6,246,758
	Total United Kingdom	105,470,708

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	United States – 2.7%

6,299	American States Water	$219,898

4,579	American Tower, Class A —	239,527

10,887	Aqua America	245,502

10,131	Brookfield Infrastructure Partners	238,079

59,280	Bunge	4,472,083

997	California Water Service Group	37,607

4,097	Chesapeake Utilities	175,311

589	Connecticut Water Service	15,161

4,024	Corrections Corporation of America —	100,157

10,237	Covanta Holding	175,769

28,685	El Paso	556,776

75	Enbridge Energy Management	2,559

895	Gas Natural	10,042

3,085	ITC Holdings	218,819

7,602	Kinder Morgan	217,265

848	Kinder Morgan Management	57,834

4,936	New Jersey Resources	216,098

12,769	Northeast Utilities	454,576

18,963	Northwest Natural Gas	876,849

6,209	Pepco Holdings	119,647

2,547	PG&E	117,366

51,911	Philip Morris International	3,604,700

6,350	Quanta Services —	137,668

67,517	Questar	1,186,274

16,093	Republic Services	508,861

6,180	SBA Communications, Class A —	238,733

12,490	Schlumberger	1,120,978

3,262	Sempra Energy	179,736

9,668	Southern Union	289,073

2,095	Southwest Gas	83,318

65,451	Spectra Energy	1,900,697

23,087	Standard Parking —	403,792

11,787	UGI	392,507

3,586	Waste Connections	110,341

8,448	Williams	280,220

18,415	Wisconsin Energy	574,732

8,722	Xcel Energy	212,206
	Total United States	19,990,761
	Total Common Stocks (cost $489,437,447)	624,066,685
	EXCHANGE-TRADED FUNDS – 4.4%

	United States – 4.4%

312,900	iShares S&P Global Energy Sector Index Fund	14,208,789

215,000	Market Vectors Agribusiness	12,222,750

50,000	Market Vectors Gold Miners	3,108,000

57,000	Market Vectors Russia	2,350,110
	Total Exchange-Traded Funds (cost $30,255,897)	31,889,649

94	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 7.3%

	Money Market Funds – 4.1%

30,002,282	State Street Institutional Liquid Reserves Fund 0.160% Ω	$30,002,282
	U.S. Treasury Obligations – 3.2%

	U.S. Treasury Bills ☐
$2,550	0.091%, 10/06/2011	2,548,977

20,600	0.096%, 10/20/2011	20,590,503
$23,150	Total U.S. Treasury Bills	23,139,480
	Total Short-Term Investments (cost $53,140,718)	53,141,762
	Total Investments – 97.5% (cost $572,834,062)	709,098,096
	Other Assets Less Liabilities – 2.5% ¯	18,454,165
	Net Assets – 100.0%	$727,552,261

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	187	5/11	$19,808,517	$(21,089)
CAC 40 10 Euro Index	Long	157	6/11	9,326,053	462,888
DAX Index	Long	39	6/11	10,873,528	888,719
DOSPI2 Index	Short	(169)	6/11	(22,937,573)	(1,445,040)
Dow Jones Euro STOXX 50	Long	440	6/11	19,205,806	631,181
E-Mini MSCI EAFE Index	Short	(147)	6/11	(13,209,420)	(959,124)
FTSE 100 Index	Long	433	6/11	43,634,145	1,951,675
H-Shares Index	Short	(206)	5/11	(17,396,440)	469,758
IBEX 35 Index	Short	(118)	5/11	(18,749,967)	(99,421)
ISE 30 Index	Long	1	6/11	5,588	47
Mexican Bolsa Index	Short	(99)	6/11	(3,178,024)	(79,893)
MSCI Taiwan Stock Index	Short	(223)	5/11	(7,133,770)	(94,886)
Nasdaq 100 E-Mini	Short	(59)	6/11	(2,832,885)	(109,588)
Nikkei 225 Index	Long	868	6/11	43,161,300	143,715
OMXS30 Index	Long	1,036	5/11	19,854,331	651,524
Russell 2000 Mini Index	Short	(117)	6/11	(10,107,630)	(639,823)
S&P 500 Index	Short	(50)	6/11	(16,996,250)	(781,461)
S&P TSX 60 Index	Short	(240)	6/11	(40,428,262)	(868,088)
SET50 Index	Short	(408)	6/11	(10,588,864)	77,730
SGX MSCI Singapore Index	Long	149	5/11	9,022,409	(59,281)
SPI 200 Index	Long	378	6/11	49,801,716	1,873,116
STOXX 600 Bank Index	Short	(220)	6/11	(3,262,423)	(15,257)
					$1,977,402

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

●	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen International Select Fund

(formerly known as First American International Select Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 85.2%

	Argentina – 0.3%

58,254	YPF Sociedad Anonima	$2,563,759
	Australia – 3.2%

60,467	APA Group	281,680

286,499	Asciano Group	518,150

136,484	Australian Infrastructure Fund	282,743

96,426	BHP Billiton	4,843,865

72,024	CSL	2,711,765

53,866	DUET Group	100,372

23,961	Macquarie Atlas Roads Group —	48,455

78,842	Macquarie Group	3,038,467

136,349	MAp Group	440,882

28,529	Newcrest Mining	1,296,162

47,338	Rio Tinto	4,265,634

90,915	SP AusNet ●	87,195

76,854	Spark Infrastructure Group	99,824

229,697	Transurban Group	1,334,379

53,685	Woodside Petroleum	2,753,892

120,056	WorleyParsons	3,993,839
	Total Australia	26,097,304
	Austria – 0.1%

8,847	Flughafen Wien	556,910
	Belgium – 0.5%

57,403	Anheuser-Busch InBev	3,660,222

4,391	Elia System Operator	194,787
	Total Belgium	3,855,009
	Brazil – 6.5%

342,743	Banco do Brasil	6,296,258

590,100	Cielo	5,517,653

69,900	Companhia de Bebidas das Americas – ADR	2,277,342

70,918	Companhia de Concessoes Rodoviarias	2,202,100

1,884	Companhia de Gas de Sao Paulo, Class A —	54,489

1,218	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	71,277

9,811	Companhia de Saneamento de Minas Gerais	174,493

15,137	Companhia de Transmissao de Energia Electrica Paulista	488,498

150	Companhia de Transmissao de Energia Eletrica Paulista – Rights —	120

357,319	Companhia Energetica de Minas Gerais – ADR	7,457,248

10,695	Companhia Paranaense de Energia-Copel – ADR	294,861

159,500	Companhia Siderurgica Nacional – ADR	2,540,835

63,843	EcoRodovias Infraestructura e Logistica	562,867

13,685	Energias do Brasil	340,211

16,100	Fertilizantes Fosfatados ●	167,222

138,966	Itau Unibanco Holding – ADR	3,300,442

89,200	Natura Cosmeticos	2,503,293

96	Nuveen Investments

Shares	Description ▲	Value

	Brazil (continued)

388,330	Redecard	$5,642,781

9,488	Santos Brasil Participacoes ●	180,931

162,995	Souza Cruz	1,854,571

34,600	Ultrapar Participacoes	604,818

196,100	Usinas Siderurgicas de Minas Gerais, Class A	2,006,871

275,549	Vale – ADR	9,203,337

22,457	Wilson Sons – BDR ●	418,249
	Total Brazil	54,160,767
	Canada – 4.0%

14,170	Agrium	1,281,393

20,315	Algonquin Power & Utilities	115,300

8,877	ATCO, Class I ●	546,515

55,487	Bank of Nova Scotia	3,386,926

2,846	Brookfield Asset Management, Class A	95,683

6,427	Brookfield Renewable Power Fund	156,438

135,968	Cameco	4,008,337

76,067	Cenovus Energy	2,924,819

2,678	Emera	89,158

28,931	Enbridge	1,875,597

82,867	EnCana ●	2,784,275

22,500	First Quantum Minerals	3,206,336

11,151	Fortis ●	382,916

187,796	Manulife Financial	3,374,694

104,795	Suncor Energy	4,824,762

67,930	TMX Group	2,912,055

5,964	Veresen	85,727

8,970	Westshore Terminals Investment	229,713

88,439	Yamana Gold	1,124,060
	Total Canada	33,404,704
	Chile – 0.4%

101,151	Empresa Electrica Del Norte Grande	273,148

734	Empresa Nacional de Electrcidad – ADR	41,383

19,022	Enersis – ADR	406,310

46,984	Sociedad Quimica y Minera de Chile – ADR	2,867,434
	Total Chile	3,588,275
	China – 3.5%

3,272,000	Agile Property Holdings	5,316,934

1,931,350	China Construction Bank, Class H	1,825,348

1,049,900	China Merchants Bank	2,703,750

283,393	China Suntien Green Energy, Class H	87,212

319,055	Dalian Port, Class H	124,890

3,436,000	Industrial & Commercial Bank of China, Class H	2,906,746

140,147	Jiangsu Expressway, Class H	148,516

26,400	NetEase.com – ADR —	1,300,992

25,053	New Oriental Education & Technology Group – ADR —	3,122,606

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	China (continued)

2,282,000	PetroChina, Class H	$3,279,204

274,500	Ping An Insurance	2,984,906

134,400	Tencent Holdings	3,824,549

200,500	Weichai Power, Class H	1,368,292

20,193	Xinao Gas Holdings	69,163

333,633	Zhejiang Expressway, Class H	275,369
	Total China	29,338,477
	Denmark – 0.7%

9	AP Moller – Maersk, Class B	91,160

20,445	Novo Nordisk, Class B	2,584,505

79,478	Vestas Wind Systems —	2,822,321
	Total Denmark	5,497,986
	Egypt – 0.5%

251,954	Commercial International Bank	1,161,691

34,206	Eastern Tobacco	593,011

23,297	Mobinil	560,742

46,414	Orascom Construction Industries	1,886,530
	Total Egypt	4,201,974
	Finland – 0.5%

3,413	Fortum Oyj	117,583

428,499	Nokia Oyj	3,947,662
	Total Finland	4,065,245
	France – 4.2%

10,306	Aeroports de Paris	987,630

41,430	Alstom	2,754,943

127,592	AXA	2,863,093

73,606	BNP Paribas	5,825,029

54,664	Carrefour	2,591,712

27,469	CFAO	1,104,619

10,283	Electricite de France	432,932

6,848	GDF Suez	280,198

12,969	Groupe Eurotunnel	140,898

25,097	Iliad	3,226,200

17,949	L’oreal	2,275,959

2,137	Rubis	262,713

63	Seche Environnement	6,020

19,067	Suez Environnement	439,432

88,183	Total	5,645,070

45,072	Total – ADR	2,894,975

213,488	Ubisoft Entertainment —	2,143,260

4,226	Veolia Environnement – ADR	141,698

14,764	Vinci	986,235
	Total France	35,002,616
	Germany – 6.1%

94,532	Adidas	7,037,219

86,263	Aixtron	3,679,737

98	Nuveen Investments

Shares	Description ▲	Value

	Germany (continued)

35,474	Allianz	$5,585,257

10,991	BASF	1,129,787

32,647	Bayer	2,869,880

50,277	BMW	4,741,371

34,866	Deutsche Boerse	2,897,108

155,820	E.ON	5,326,706

2,806	Fraport Frankfurt Airport	224,555

8,679	Hamburger Hafen und Logistik	420,999

36,406	Henkel KGAA	2,479,372

1,311	RWE	85,546

41,413	SAP	2,668,245

28,255	Siemens	4,110,503

82,776	Symrise	2,730,388

17,125	Wacker Chemie	4,243,520
	Total Germany	50,230,193
	Hong Kong – 2.1%

373,393	Beijing Capital International Airport, Class H	184,142

202,825	Beijing Enterprises Holdings	1,077,294

700,533	Beijing Enterprises Water Group —	220,995

199,161	Cheung Kong Holdings	3,133,748

46,261	Cheung Kong Infrastructure Holdings	225,460

830,833	China Everbright International	372,290

180,521	China Merchants Holdings International	830,985

26,857	China Resources Gas Group	39,077

1,626,000	China Resources Land	2,805,524

408,980	China Water Affairs Group	154,824

598,546	Esprit Holdings	2,489,366

223,986	Guangdong Investment	115,941

56,001	Hong Kong & China Gas	139,025

150,135	Hopewell Highway Infrastructure	97,432

965,000	Huabao International Holdings	1,431,424

528,000	Li & Fung	2,699,063

415,457	Li Ning	711,486

109,093	MTR	397,531

895,401	Shenzhen International Holdings	83,012

147,369	Sichuan Expressway, Class H	89,185
	Total Hong Kong	17,297,804
	Hungary – 0.2%

55,667	OTP Bank —	1,973,532
	India – 1.7%

172,631	Bank of India	1,784,680

47,271	Bharat Heavy Electricals	2,138,875

6,520	GAIL India – GDR ●	430,320

17,590	HDFC Bank – ADR	3,027,239

17,400	Infosys Technologies – ADR	1,134,132

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	India (continued)

129,622	Jindal Steel & Power	$1,919,484

22,176	Power Grid	52,437

144,748	Punjab National Bank	3,879,698
	Total India	14,366,865
	Indonesia – 1.2%

2,034,566	Bank of Mandiri	1,698,639

1,043,000	Perusahaan Gas Negara	487,212

1,415,300	Semen Gresik Persero	1,569,985

547,700	Tambang Batubara Bukit Asam	1,426,169

98,500	Telekomunikasi Indonesia – ADR	3,559,790

522,666	United Tractors	1,418,961
	Total Indonesia	10,160,756
	Ireland – 1.8%

110,310	Covidien	6,143,164

190,310	CRH	4,653,807

156,383	Experian Group	2,106,683

133,547	WPP	1,743,285
	Total Ireland	14,646,939
	Israel – 0.3%

59,125	Teva Pharmaceutical Industries – ADR	2,703,786
	Italy – 1.4%

5,818	ACEA	75,100

84,701	Atlantia	2,083,808

10,756	Autostrada Torino-Milano	180,979

243,760	Enel Green Power	1,738,074

103,035	Eni	2,754,620

71,149	Saipem	4,039,311

9,524	SAVE	114,263

48,541	Terna-Rete Elettrica Nationale	243,011
	Total Italy	11,229,166
	Japan – 10.3%

169,258	AMADA	1,350,058

156,598	Canon	7,336,157

28,200	FANUC	4,675,954

620	INPEX	4,708,377

29,423	Japan Airport Terminal	378,329

6,094	Keyence	1,589,706

94,100	KOMATSU	3,294,631

91,931	Mitsubishi	2,469,551

22,088	Mitsubishi Logistics	243,713

306,930	Mitsubishi UFJ Financial Group	1,464,364

93,629	Mitsui Sumitomo Insurance Group	2,180,425

19,210	Nintendo	4,539,921

521,001	NKSJ Holdings	3,327,110

82,091	Nomura Research Institute	1,758,912

100	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

8,837	Park24	$92,167

50,329	SECOM	2,491,166

189,749	Seven & I Holdings	4,732,321

45,753	SMC	8,319,753

184,900	Sony Financial Holdings	3,416,940

111,657	Sugi Holdings	2,673,216

185,371	Sumitomo Metal Mining	3,283,956

1,338,794	Sumitomo Mitsui Trust	4,555,351

221,360	Suzuki Motor	5,234,155

994,729	The Bank of Yokohama	4,905,278

67,984	THK	1,724,010

30,714	Toho Gas	143,129

120,800	Toyota Motor	4,810,257
	Total Japan	85,698,907
	Lebanon – 0.0%

13,326	Equatorial Energia	113,506
	Luxembourg – 0.8%

36,829	Millicom International Cellular	3,990,054

27,255	Oriflame Cosmetics – SDR	1,539,464

37,828	SES	993,395
	Total Luxembourg	6,522,913
	Malaysia – 0.3%

61,800	British American Tobacco	1,001,485

409,388	Sime Darby Berhad	1,246,685
	Total Malaysia	2,248,170
	Mexico – 1.5%

45,200	America Movil, Series L – ADR	2,585,440

29,700	Desarrolladora Homex – ADR —	838,431

11,006	Empresas ICA – ADR —	108,629

9,440	Fomento Economico Mexicano – ADR	593,776

759,953	Grupo Mexico, Series B	2,631,387

70,400	Grupo Televisa – ADR —	1,669,888

182,400	Kimberly-Clark de Mexico, Series A	1,124,977

98,818	Wal-Mart de Mexico – ADR —	3,093,992
	Total Mexico	12,646,520
	Netherlands – 1.5%

96,513	Heineken	5,777,343

342,950	Koninklijke KPN	5,442,804

26,012	Koninklijke Vopak	1,246,757
	Total Netherlands	12,466,904
	New Zealand – 0.1%

31,813	Auckland International Airport	57,153

162,926	Infratil	250,511

46,670	Port of Tauranga	327,069

54,693	Vector	113,307
	Total New Zealand	748,040

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Norway – 0.7%

5,320	Hafslund, Class B ●	$76,810

104,268	Statoil ●	3,050,573

165,780	Telenor ASA ●	2,864,323
	Total Norway	5,991,706
	Philippines – 0.5%

57,438	International Container Terminal Services	65,810

278,998	Manila Water Company	117,308

1,021,294	Metro Pacific Investments	87,553

59,600	Philippine Long Distance Telephone – ADR	3,456,204
	Total Philippines	3,726,875
	Poland – 0.0%

79,861	Tauron Polska Energia	186,514
	Portugal – 0.3%

35,094	Brisa Auto-Estradas de Portugal	234,792

518,471	Energias de Portugal	2,119,499
	Total Portugal	2,354,291
	Russia – 1.4%

214,762	Gazprom – ADR	3,663,840

43,971	Magnit – GDR	1,171,445

162,450	Mobile TeleSystems – ADR	3,435,817

408,336	TNK-BP Holding ●	1,327,092

47,942	Uralkali – GDR, Class S — ●	2,012,126
	Total Russia	11,610,320
	Singapore – 1.0%

234,898	CitySpring Infrastructure Trust	104,587

420,050	ComfortDelGro	525,041

265,757	DBS Group Holdings	3,252,351

3,756,687	Golden Agri-Resources	2,040,927

331,317	Hutchison Port Holdings Trust —	304,812

195,370	Hyflux	343,160

142,794	Parkway Life – REIT	201,817

455,172	Singapore Airport Terminal Services	959,392

367,415	Singapore Post	348,190

332,030	SMRT	515,385
	Total Singapore	8,595,662
	South Africa – 2.8%

84,450	Bidvest Group	1,948,589

34,875	Kumba Iron Ore	2,549,992

73,709	Massmart Holdings	1,616,770

189,220	MTN Group	4,207,803

291,390	Murray & Roberts Holdings	1,118,511

79,661	Nedbank Group	1,774,497

334,892	Pretoria Portland Cement	1,275,292

404,540	Sanlam	1,735,239

130,905	Shoprite Holdings	2,063,773

102	Nuveen Investments

Shares	Description ▲	Value

	South Africa (continued)

94,427	Standard Bank Group	$1,481,927

55,870	Tiger Brands	1,638,229

182,845	Truworths International	2,115,877
	Total South Africa	23,526,499
	South Korea – 3.2%

7,618	Hite Brewery	835,268

7,215	Hyundai Mobis	2,417,018

27,450	KB Financial Group	1,472,846

323,002	Korea Life Insurance	2,227,392

47,860	KT&G	2,831,451

12,759	NHN —	2,530,012

3,859	Samsung Electronics – GDR	3,215,683

10,902	Samsung Electronics – GDR	4,542,288

89,147	Shinhan Financial Group – ADR	4,367,274

52,357	Woongjin Coway	1,749,060
	Total South Korea	26,188,292
	Spain – 0.6%

53,626	Abertis Infraestructuras	1,270,462

240,569	Banco Santander	3,072,186

3,902	Enagas	96,546

13,760	Ferrovial	189,805

19,049	Iberdrola	176,905
	Total Spain	4,805,904
	Sweden – 1.1%

126,019	Atlas Copco, Class A	3,699,786

343,013	Ericsson	5,208,391
	Total Sweden	8,908,177
	Switzerland – 5.4%

127,739	ABB	3,526,482

43,705	Adecco	3,119,981

49,238	Compagnie Financiere Richemont	3,181,970

61,075	Credit Suisse Group	2,775,559

593	Flughafen Zuerich	261,194

68,842	Foster Wheeler —	2,448,710

31,568	Holcim	2,748,058

143,651	Nestle	8,917,987

78,310	Noble	3,368,113

59,957	Novartis	3,559,297

58,062	Roche Holding	9,417,455

69,470	Xstrata	1,765,528
	Total Switzerland	45,090,334
	Taiwan – 1.2%

300,000	Delta Electronics	1,340,852

642,998	Hon Hai Precision Industry	2,436,065

36,863	HTC	1,673,316

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Taiwan (continued)

194,150	MediaTek	$2,145,660

927,961	Taiwan Semiconductor Manufacturing	2,371,869
	Total Taiwan	9,967,762
	Thailand – 0.5%

50,197	Bangkok Bank	285,878

88,000	Banpu Public	2,199,263

290,800	Kasikornbank	1,266,466

27,100	Siam Cement	375,859
	Total Thailand	4,127,466
	Turkey – 1.5%

380,510	Akbank T.A.S.	1,976,349

298,654	Koc Holding	1,606,173

300,860	T Garanti Bankasi	1,558,696

216,000	Turkcell Iletisim Hizmetleri – ADR	3,196,800

1,170,650	Turkiye Is Bankasi, Class C	4,140,761
	Total Turkey	12,478,779
	United Kingdom – 9.4%

108,142	Anglo American	5,636,686

43,190	Antofagasta	986,182

272,380	ARM Holdings	2,823,074

167,299	Autonomy —	4,499,088

50,507	Balfour Beatty	276,545

118,425	BG Group	3,033,419

62,371	BP – ADR	2,877,798

282,861	British Sky Broadcasting Group	3,978,235

104,629	Centrica	560,825

237,043	Diageo	4,822,583

36,031	FirstGroup	195,418

316,235	GlaxoSmithKline	6,895,918

71,810	HSBC Holdings – ADR	3,911,491

3,466	National Grid – ADR	177,910

40,872	Northumbrian Water Group	239,560

2,918	Pennon Group	32,144

292,079	Prudential	3,771,248

516,977	Reed Elsevier	4,576,699

284,974	Rolls-Royce Group —	3,053,565

122,140	Scottish & Southern Energy	2,770,530

37,904	Serco Group	358,033

11,349	Severn Trent	284,540

164,501	Standard Chartered	4,558,481

517,185	Tesco	3,486,170

98,978	Vedanta Resources	3,843,854

166,173	Vodafone Group – ADR	4,838,958

125,850	Willis Group Holdings	5,200,122
	Total United Kingdom	77,689,076

104	Nuveen Investments

Shares	Description ▲	Value

	United States – 1.9%

4,837	American States Water	$168,860

3,516	American Tower, Class A —	183,922

8,360	Aqua America	188,518

7,779	Brookfield Infrastructure Partners	182,806

49,350	Bunge	3,722,964

765	California Water Service Group	28,856

3,145	Chesapeake Utilities	134,575

451	Connecticut Water Service	11,609

3,089	Corrections Corporation of America —	76,885

7,860	Covanta Holding	134,956

22,025	El Paso	427,505

58	Enbridge Energy Management	1,979

688	Gas Natural	7,719

2,370	ITC Holdings	168,104

5,836	Kinder Morgan	166,793

651	Kinder Morgan Management	44,381

3,790	New Jersey Resources	165,926

9,804	Northeast Utilities	349,022

14,561	Northwest Natural Gas	673,301

4,768	Pepco Holdings	91,879

1,956	PG&E	90,132

43,209	Philip Morris International	3,000,433

4,876	Quanta Services —	105,712

51,843	Questar	910,881

12,357	Republic Services	390,728

4,745	SBA Communications, Class A —	183,299

10,400	Schlumberger	933,400

2,505	Sempra Energy	138,025

7,423	Southern Union	221,948

1,609	Southwest Gas	63,990

50,256	Spectra Energy	1,459,434

17,728	Standard Parking —	310,063

9,051	UGI	301,398

2,753	Waste Connections	84,710

6,486	Williams	215,141

14,140	Wisconsin Energy	441,309

6,697	Xcel Energy	162,939
	Total United States	15,944,102
	Total Common Stocks (cost $608,703,620)	706,578,786

Shares	Description ▲	Value
	EXCHANGE-TRADED FUNDS – 5.9%

	United States – 5.9%

386,400	iShares S&P Global Energy Sector Index Fund	$17,546,424

260,000	Market Vectors Agribusiness	14,781,000

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	United States (continued)

60,000	Market Vectors Gold Miners	$3,729,600

320,000	Market Vectors Russia	13,193,600
	Total Exchange-Traded Funds (cost $44,809,296)	49,250,624

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 7.0%

	Money Market Funds – 3.6%

29,529,016	State Street Institutional Liquid Reserves Fund 0.160% Ω	$29,529,016
	U.S. Treasury Obligations – 3.4%

	U.S. Treasury Bills ☐

$3,025	0.091%, 10/06/2011	3,023,787

24,750	0.096%, 10/20/2011	24,738,590

$27,775	Total U.S. Treasury Obligations	27,762,377
	Total Short-Term Investments (cost $57,304,016)	57,291,393
	Total Investments – 98.1% (cost $710,816,932)	813,120,803
	Other Assets Less Liabilities – 1.9% ¯	15,729,410
	Net Assets – 100.0%	$828,850,213

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	187	5/11	$19,806,517	$(21,089)
CAC 40 10 Euro Index	Long	166	6/11	9,860,668	489,423
DAX Index	Long	30	6/11	8,364,252	683,630
DOSPI2 Index	Short	(131)	6/11	(17,780,012)	(848,831)
Dow Jones Euro STOXX 50 Index	Short	(193)	6/11	(8,424,365)	(136,604)
E-Mini MSCI EAFE Index	Short	(229)	6/11	(20,577,940)	(1,494,146)
FTSE 100 Index	Long	233	6/11	23,479,806	1,050,209
FTSE/MIB Index	Short	(31)	6/11	(5,068,177)	(149,593)
H-Shares Index	Long	258	5/11	21,787,774	(591,369)
IBEX 35 Index	Short	(155)	5/11	(24,629,194)	(130,596)
ISE 30 Index	Long	1	6/11	5,588	25
Mexican Bolsa Index	Short	(240)	6/11	(7,704,301)	(193,681)
MSCI Taiwan Stock Index	Long	232	5/11	7,421,680	96,164
Nasdaq 100 E-Mini	Short	(72)	6/11	(3,457,080)	(133,734)
Nikkei 225 Index	Long	450	6/11	22,376,250	1,340,088
OMXS30 Index	Long	1,517	5/11	29,072,413	954,017
Russell 2000 Mini Index	Short	(125)	6/11	(10,798,750)	(613,899)
S&P 500 Index	Short	(100)	6/11	(33,992,500)	(1,113,064)
S&P TSE 60 Index	Long	217	6/11	36,553,887	782,154
SET50 Index	Short	(471)	6/11	(12,223,910)	89,700
SGX MSCI Singapore Index	Long	189	5/11	11,444,532	(75,195)
SPI 200 Index	Long	349	6/11	45,980,950	1,729,412
STOXX 600 Bank Index	Short	(250)	6/11	(3,708,435)	(17,337)
					$1,695,684

106	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

●	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund

(formerly known as First American Large Cap Growth Opportunities Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.8%

	Consumer Discretionary – 23.1%

83,489	Advance Auto Parts ▼	$5,465,190

61,521	Amazon.com —	12,088,877

97,947	BorgWarner ▼ —	7,565,426

188,187	Dick’s Sporting Goods ▼ —	7,702,494

156,731	DIRECTV, Class A —	7,615,559

102,619	Discovery Communications, Class A ▼ —	4,541,917

102,152	Dollar Tree —	5,873,740

152,838	Gentex	4,791,471

75,163	lululemon Athletica ▼ —	7,518,555

31,751	Netflix ▼ —	7,387,505

69,112	Polo Ralph Lauren	9,037,776

25,977	Priceline.com ▼ —	14,209,679

307,533	Starbucks	11,129,619

81,060	Tiffany & Company ▼	5,628,806

72,260	Tupperware Brands	4,600,794

98,010	Walt Disney	4,224,231

81,877	Wynn Resorts ▼	12,048,201

106,315	Yum! Brands	5,702,737
	Total Consumer Discretionary	137,132,577
	Consumer Staples – 1.5%

92,636	Estee Lauder, Class A	8,985,692
	Energy – 13.4%

131,435	Concho Resources —	14,043,830

171,388	Exxon Mobil	15,082,144

105,622	FMC Technologies ▼ —	4,909,311

144,419	Frontier Oil	4,035,067

97,617	National Oilwell Varco	7,486,248

41,152	Occidental Petroleum	4,703,262

117,147	Pioneer Natural Resources ▼	11,975,938

115,498	Schlumberger	10,365,945

103,633	Whiting Petroleum —	7,202,493
	Total Energy	79,804,238
	Financials – 2.3%

36,353	Goldman Sachs Group	5,489,666

184,444	JPMorgan Chase	8,416,180
	Total Financials	13,905,846
	Health Care – 8.0%

105,268	Allergan	8,375,122

67,914	Edwards Lifesciences ▼ —	5,864,374

106,000	Express Scripts —	6,014,440

61,708	Illumina ▼ —	4,380,034

117,436	Perrigo	10,611,517

92,654	St. Jude Medical	4,951,430

108	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

131,349	Vertex Pharmaceuticals ▼ —	$7,226,822
	Total Health Care	47,423,739
	Industrials – 13.9%

58,968	C.H. Robinson Worldwide ▼	4,728,054

123,305	Caterpillar	14,230,630

114,112	CSX	8,979,474

81,951	Cummins	9,848,871

93,912	Deere & Company	9,156,420

63,738	Goodrich	5,632,527

88,207	Parker Hannifin	8,319,684

69,582	Precision Castparts ▼	10,751,811

160,713	Terex ▼ —	5,589,598

58,791	United Technologies	5,266,498
	Total Industrials	82,503,567
	Information Technology – 34.4%

107,271	Accenture, Class A	6,128,392

159,826	Altera ▼	7,783,526

107,160	Amphenol, Class A	5,991,316

122,780	Apple —	42,755,679

189,279	Autodesk —	8,513,769

167,228	Avago Technologies	5,595,449

37,331	Baidu – ADR —	5,544,400

60,420	Citrix Systems —	5,095,823

82,793	Cognizant Technology Solutions, Class A —	6,863,540

430,704	EMC ▼ —	12,206,151

57,404	F5 Networks —	5,818,470

13,333	Google, Class A —	7,254,485

212,632	Juniper Networks —	8,150,185

16,536	MasterCard, Class A	4,562,117

53,669	OpenTable ▼ —	5,972,823

445,263	Oracle	16,051,731

295,888	QUALCOMM	16,818,274

98,145	Red Hat —	4,658,943

47,184	Salesforce.com ▼ —	6,539,702

94,662	SuccessFactors ▼ —	3,281,932

136,834	Teradata —	7,651,757

92,451	Visa, Class A ▼	7,222,272

43,160	VMware, Class A —	4,118,759
	Total Information Technology	204,579,495
	Materials – 2.2%

153,459	Freeport-McMoRan Copper & Gold	8,444,849

32,165	Walter Energy ▼	4,445,846
	Total Materials	12,890,695

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Telecommunication Services – 1.0%

117,578	American Tower, Class A —	$6,150,505
	Total Common Stocks (cost $430,414,555)	593,376,354

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 21.5%

128,251,765	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω ☐	$128,251,765
	Total Money Market Funds (cost $128,251,765)	128,251,765

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.2%
	Money Market Funds – 0.2%

1,224,752	First American Prime Obligations Fund, Class Z 0.053% Ω	$1,224,752
	Total Short-Term Investments (cost $1,224,752)	1,224,752
	Total Investments – 121.5% (cost $559,891,072)	722,852,871
	Other Assets Less Liabilities – (21.5)%	(128,115,899)
	Net Assets – 100.0%	$594,736,972

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

110	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund

(formerly known as First American Large Cap Select Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.0%

	Consumer Discretionary – 15.5%

21,462	Abercrombie & Fitch, Class A ▼	$1,519,510

49,652	Brunswick ▼	1,160,367

52,047	CBS, Class B ▼	1,312,625

29,060	DIRECTV, Class A —	1,412,025

110,491	Ford Motor ▼ —	1,709,296

64,925	International Game Technology	1,148,523

99,780	Interpublic Group of Companies	1,172,415

32,697	Jarden	1,189,844

2,805	Priceline.com ▼ —	1,534,363

53,132	Sony ▼	1,504,167

58,843	Starbucks	2,129,528

44,344	Walt Disney ▼	1,911,227
	Total Consumer Discretionary	17,703,890
	Energy – 11.3%

19,925	Anadarko Petroleum	1,572,879

33,773	Cameron International ▼ —	1,780,513

14,904	Cimarex Energy	1,648,233

10,603	Concho Resources —	1,132,931

16,780	Exxon Mobil	1,476,640

39,050	Frontier Oil	1,091,057

18,051	Pioneer Natural Resources ▼	1,845,354

33,544	Whiting Petroleum —	2,331,308
	Total Energy	12,878,915
	Financials – 20.4%

248,893	Bank of America	3,056,406

23,631	Capital One Financial	1,293,325

731,406	Citigroup —	3,357,154

105,663	Fifth Third Bancorp	1,402,148

16,600	Goldman Sachs Group	2,506,766

55,390	Hartford Financial Services Group ▼	1,604,648

78,819	JPMorgan Chase	3,596,511

32,979	Prudential Financial	2,091,528

76,290	SLM —	1,265,651

65,048	SunTrust Banks	1,833,703

60,547	TD Ameritrade	1,304,182
	Total Financials	23,312,022
	Health Care – 10.0%

18,609	Allergan ▼	1,480,532

28,720	Endo Pharmaceuticals Holdings —	1,124,675

38,762	Gilead Sciences —	1,505,516

126,343	Pfizer	2,648,149

24,476	St. Jude Medical	1,307,998

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

38,522	UnitedHealth Group	$1,896,438

27,090	Vertex Pharmaceuticals —	1,490,492
	Total Health Care	11,453,800
	Industrials – 11.4%

31,340	AGCO ▼ —	1,804,557

32,548	Boeing	2,596,679

17,927	Caterpillar	2,068,955

113,292	Delta Air Lines —	1,175,971

25,121	Dover	1,709,233

17,644	Manpower	1,168,915

36,952	Terex ▼ —	1,285,191

45,067	Textron ▼	1,176,249
	Total Industrials	12,985,750
	Information Technology – 20.5%

14,737	Apple —	5,131,866

28,817	Autodesk —	1,296,189

33,629	Avago Technologies	1,125,226

32,806	Avnet —	1,191,514

24,721	BMC Software —	1,241,736

22,852	Check Point Software Technologies ▼ —	1,255,260

59,224	EMC ▼ —	1,678,408

6,184	MasterCard, Class A	1,706,104

164,046	ON Semiconductor ▼ —	1,724,123

37,423	Oracle	1,349,099

55,340	QUALCOMM	3,145,526

35,834	Teradata —	2,003,837

5,825	VMware, Class A —	555,880
	Total Information Technology	23,404,768
	Manufacturing – 2.2%

36,139	General Motors —	1,159,700

30,082	LyondellBasell Industries ▼ —	1,338,649
	Total Manufacturing	2,498,349
	Materials – 3.4%

77,842	Alcoa ▼	1,323,314

14,405	Cliffs Natural Resources ▼	1,350,037

9,160	Walter Energy ▼	1,266,095
	Total Materials	3,939,446
	Telecommunication Services – 3.3%

24,282	American Tower, Class A —	1,270,191

66,177	Verizon Communications	2,500,167
	Total Telecommunications Services	3,770,358
	Total Common Stocks (cost $97,332,334)	111,947,298

112	Nuveen Investments

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 26.4%

30,262,233	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$30,262,233
	Total Money Market Funds (cost $30,262,233)	30,262,233

Shares	Description ▲	Value
	SHORT-TERM INVESTMENT – 0.7%
	Money Market Funds – 0.7%

748,935	First American Prime Obligations Fund, Class Z 0.053% Ω	$748,935
	Total Short-Term Investment (cost $748,935)	748,935
	Total Investments – 125.1% (cost $128,343,502)	142,958,466
	Other Assets Less Liabilities – (25.1)%	(28,700,798)
	Net Assets – 100.0%	$114,257,668

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Large Cap Value Fund

(formerly known as First American Large Cap Value Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.4%

	Consumer Discretionary – 9.2%

36,836	Bed Bath & Beyond —	$2,067,236

82,121	CBS, Class B ▼	2,071,092

117,261	Comcast, Class A	3,076,929

169,134	Interpublic Group of Companies	1,987,324

90,854	Macy’s	2,172,319

87,425	Walt Disney ▼	3,768,018

94,869	Wyndham Worldwide	3,283,416
	Total Consumer Discretionary	18,426,334
	Consumer Staples – 7.5%

23,073	Bunge ▼	1,740,627

48,452	Coca-Cola	3,268,572

52,627	Corn Products International	2,899,748

38,932	Philip Morris International	2,703,438

95,865	Safeway	2,330,478

48,015	Walgreens	2,051,201
	Total Consumer Staples	14,994,064
	Energy – 13.5%

43,995	Anadarko Petroleum	3,472,965

37,842	Chevron	4,141,428

142,336	El Paso	2,762,742

60,889	Halliburton	3,073,677

37,854	National Oilwell Varco	2,903,023

28,437	Pioneer Natural Resources ▼	2,907,115

101,869	The Williams Companies	3,378,995

63,661	Whiting Petroleum —	4,424,439
	Total Energy	27,064,384
	Financials – 24.3%

57,006	ACE	3,833,654

52,084	Ameriprise Financial	3,232,333

61,714	Capital One Financial ▼	3,377,607

1,055,147	Citigroup —	4,843,125

167,367	Fifth Third Bancorp	2,220,960

12,487	Goldman Sachs Group	1,885,662

82,020	Invesco	2,039,837

138,941	JPMorgan Chase	6,339,878

85,149	Lincoln National ▼	2,659,203

47,198	PNC Financial Services Group	2,942,323

31,459	Prudential Financial	1,995,130

64,570	State Street	3,005,734

70,580	SunTrust Banks	1,989,650

135,160	TD Ameritrade ▼	2,911,346

186,114	Wells Fargo	5,417,779
	Total Financials	48,694,221

114	Nuveen Investments

Shares	Description ▲	Value

	Health Care – 12.3%

51,628	CIGNA	$2,417,739

76,621	Endo Pharmaceuticals Holdings —	3,000,479

61,696	Gilead Sciences —	2,396,273

394,043	Pfizer	8,259,141

48,289	St. Jude Medical	2,580,564

75,478	UnitedHealth Group	3,715,782

44,645	Valeant Pharmaceuticals International ▼	2,349,666
	Total Health Care	24,719,644
	Industrials – 10.1%

37,594	Caterpillar	4,338,724

51,376	CSX	4,042,777

34,233	Fluor	2,394,256

125,372	General Electric	2,563,857

80,392	McDermott International —	1,856,251

15,641	SPX	1,352,097

40,247	Terex ▼ —	1,399,791

48,081	Tyco International	2,343,468
	Total Industrials	20,291,221
	Information Technology – 5.7%

76,253	Avnet —	2,769,509

49,528	BMC Software —	2,487,791

154,564	Intel	3,584,339

70,971	Oracle	2,558,505
	Total Information Technology	11,400,144
	Materials – 7.6%

161,056	Alcoa ▼	2,737,952

20,662	Cliffs Natural Resources ▼	1,936,443

63,076	LyondellBasell Industries ▼ —	2,806,882

128,883	MeadWestvaco	4,342,068

21,537	PPG Industries ▼	2,038,908

10,427	Walter Energy ▼	1,441,220
	Total Materials	15,303,473
	Telecommunication Services – 2.6%

137,479	Verizon Communications	5,193,956
	Utilities – 5.6%

99,718	Calpine ▼ —	1,670,276

101,901	CMS Energy ▼	2,017,640

31,933	Energen	2,075,964

42,018	ONEOK ▼	2,938,739

56,995	Pinnacle West Capital	2,473,013
	Total Utilities	11,175,632
	Total Common Stocks (cost $176,276,708)	197,263,073

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Large Cap Value Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 18.4%

36,916,222	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$36,916,222
	Total Money Market Funds (cost $36,916,222)	36,916,222

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.0%
	Money Market Funds – 0.0%

73,842	First American Prime Obligations Fund, Class Z 0.053% Ω	$73,842
	Total Short-Term Investment (cost $73,842)	73,842
	Total Investments – 116.8% (cost $213,266,772)	234,253,137
	Other Assets Less Liabilities – (16.8)%	(33,622,031)
	Net Assets – 100.0%	$200,631,106

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

116	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund

(formerly known as First American Mid Cap Growth Opportunities Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.3%

	Consumer Discretionary – 24.8%

285,952	Abercrombie & Fitch, Class A	$20,245,402

292,135	Advance Auto Parts ▼	19,123,157

163,297	BorgWarner ▼ —	12,613,060

54,769	Chipotle Mexican Grill, Class A ▼ —	14,611,822

128,556	Deckers Outdoor —	10,909,262

450,388	Dick’s Sporting Goods ▼ —	18,434,381

339,866	Discovery Communications, Class A ▼ —	15,042,469

275,899	Dollar Tree —	15,864,192

408,104	Gentex	12,794,060

106,698	lululemon Athletica ▼ —	10,673,001

78,848	Netflix ▼ —	18,345,564

111,979	Polo Ralph Lauren	14,643,494

58,883	Priceline.com ▼ —	32,209,590

262,856	Tiffany & Company ▼	18,252,721

223,948	Tupperware Brands	14,258,769

262,839	Ulta Salon, Cosmetics & Fragrance ▼ —	13,980,406

164,062	Weight Watchers International ▼	12,755,821

178,007	Wynn Resorts	26,193,730
	Total Consumer Discretionary	300,950,901
	Consumer Staples – 3.0%

156,218	Estee Lauder, Class A	15,153,146

326,374	Whole Foods Market ▼	20,483,232
	Total Consumer Staples	35,636,378
	Energy – 5.9%

122,799	Cimarex Energy	13,580,341

206,786	Concho Resources —	22,095,084

289,020	FMC Technologies ▼ —	13,433,650

150,716	Pioneer Natural Resources ▼	15,407,697

104,039	Whiting Petroleum —	7,230,710
	Total Energy	71,747,482
	Financials – 6.2%

211,643	Ameriprise Financial	13,134,564

1,058,490	Blackstone Group	20,047,801

504,365	Discover Financial Services	12,528,427

329,086	Lazard, Class A	13,492,526

757,358	TD Ameritrade	16,313,491
	Total Financials	75,516,809
	Health Care – 12.4%

140,441	Alexion Pharmaceuticals —	13,607,329

130,648	Cerner ▼ —	15,701,277

135,012	Edwards Lifesciences ▼ —	11,658,286

254,444	Illumina ▼ —	18,060,435

585,123	Impax Laboratories —	16,020,668

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

220,209	Masimo ▼	$7,661,071

248,129	Perrigo	22,420,936

124,769	United Therapeutics —	8,354,532

199,880	Valeant Pharmaceuticals International ▼	10,519,684

490,437	Vertex Pharmaceuticals ▼ —	26,983,844
	Total Health Care	150,988,062
	Industrials – 17.3%

248,236	AGCO ▼ —	14,293,429

314,730	AMETEK	14,490,169

122,503	C.H. Robinson Worldwide ▼	9,822,291

162,338	Cummins	19,509,781

218,759	Eaton	11,710,169

141,623	Goodrich	12,515,225

232,749	Joy Global	23,496,012

267,663	Kansas City Southern —	15,553,897

855,426	McDermott International —	19,751,786

187,079	Parker Hannifin	17,645,291

40,887	Precision Castparts ▼	6,317,859

202,040	Rockwell Automation ▼	17,603,745

196,319	Roper Industries ▼	16,979,630

311,160	Terex —	10,822,145
	Total Industrials	210,511,429
	Information Technology – 22.9%

393,298	Altera ▼	19,153,613

187,847	Amphenol, Class A	10,502,526

435,248	Autodesk —	19,577,455

312,193	Avago Technologies	10,445,978

229,427	BMC Software —	11,524,118

319,116	Check Point Software Technologies ▼ —	17,529,042

267,685	Citrix Systems —	22,576,553

118,787	Cognizant Technology Solutions, Class A —	9,847,442

95,859	Cornerstone OnDemand ▼ —	1,834,741

143,500	F5 Networks —	14,545,160

178,106	Informatica —	9,975,717

407,777	JDS Uniphase —	8,498,073

470,308	Maxim Integrated Products	12,858,221

181,238	NetApp ▼ —	9,420,751

95,642	OpenTable ▼ —	10,643,998

348,050	Red Hat —	16,521,933

189,332	Rofin-Sinar Technologies —	8,199,969

68,062	Salesforce.com ▼ —	9,433,393

313,877	SuccessFactors ▼ —	10,882,116

466,885	Teradata —	26,108,209

190,176	Trimble Navigation —	8,907,844

91,803	Waters —	8,996,694
	Total Information Technology	277,983,546

118	Nuveen Investments

Shares	Description ▲	Value

	Materials – 6.8%

222,780	Albemarle	$15,717,129

385,930	Celanese, Class A	19,265,626

120,150	Cliffs Natural Resources	11,260,458

127,285	PPG Industries ▼	12,050,071

174,056	Walter Energy ▼	24,058,021
	Total Materials	82,351,305
	Total Common Stocks (cost $897,923,132)	1,205,685,912

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 18.5%

225,157,134	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω ☐	$225,157,134
	Total Money Market Funds (cost $225,157,134)	225,157,134

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.5%
	Money Market Funds – 0.5%

5,580,728	First American Prime Obligations Fund, Class Z 0.053% Ω	$5,580,728
	Total Short-Term Investment (cost $5,580,728)	5,580,728
	Total Investments – 118.3% (cost $1,128,660,994)	1,436,423,774
	Other Assets Less Liabilities – (18.3)%	(221,788,217)
	Net Assets – 100.0%	$1,214,635,557

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund

(formerly known as First American Mid Cap Select Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.1%

	Consumer Discretionary – 16.9%

8,181	Advance Auto Parts ▼	$535,528

12,116	Ascena Retail Group —	379,110

16,043	Brunswick ▼	374,925

23,067	CBS, Class B ▼	581,750

1,854	Chipotle Mexican Grill, Class A ▼ —	494,629

22,340	Collective Brands ▼ —	469,140

9,796	Dollar Tree —	563,270

29,699	Foot Locker ▼	639,123

27,854	International Game Technology	492,737

67,971	Interpublic Group of Companies	798,659

8,635	lululemon Athletica ▼ —	863,759

11,406	Tractor Supply	705,689
	Total Consumer Discretionary	6,898,319
	Consumer Staples – 1.1%

4,438	Estee Lauder, Class A	430,486
	Energy – 11.8%

15,183	Cameron International —	800,448

6,413	Cimarex Energy	709,214

19,079	Complete Production Services —	647,541

6,764	Concho Resources —	722,733

20,132	Frontier Oil	562,488

7,057	Pioneer Natural Resources ▼	721,437

9,720	Whiting Petroleum —	675,540
	Total Energy	4,839,401
	Financials – 18.5%

10,905	Ameriprise Financial	676,764

32,637	Calamos Asset Management, Class A	531,004

29,203	Cardtronics —	620,564

74,435	CNO Financial Group ▼ —	599,946

25,747	Discover Financial Services	639,555

55,928	Fifth Third Bancorp	742,165

22,435	Hartford Financial Services Group ▼	649,942

17,722	Lincoln National ▼	553,458

31,777	SLM —	527,180

24,864	SunTrust Banks	700,916

20,216	TD Ameritrade ▼	435,453

42,438	U-Store-It Trust – REIT ▼	482,096

9,899	Waddell & Reed Financial, Class A	405,958
	Total Financials	7,565,001
	Health Care – 9.6%

19,689	Align Technology ▼ —	475,292

12,530	CIGNA	586,780

17,914	Endo Pharmaceuticals Holdings —	701,512

120	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

7,246	Illumina ▼ —	$514,321

16,024	Impax Laboratories —	438,737

9,895	Vertex Pharmaceuticals —	544,423

11,864	Zoll Medical ▼ —	672,452
	Total Health Care	3,933,517
	Industrials – 12.2%

10,592	AGCO ▼ —	609,887

23,833	Altra Holdings —	605,120

56,247	CBIZ ▼ —	412,291

44,492	Delta Air Lines —	461,827

6,472	Joy Global	653,348

26,742	MasTec ▼ —	606,509

8,166	Parker Hannifin	770,217

17,917	PHH ▼ —	384,499

17,882	Textron ▼	466,720
	Total Industrials	4,970,418
	Information Technology – 16.6%

11,270	Autodesk —	506,925

10,271	BMC Software —	515,912

64,099	Brocade Communications Systems —	400,619

4,439	F5 Networks —	449,937

54,242	Micron Technology —	612,392

14,199	MKS Instruments	402,968

15,091	National Instruments	457,861

56,544	ON Semiconductor ▼ —	594,277

16,916	Plantronics	627,076

52,208	PMC-Sierra —	418,708

11,210	Red Hat —	532,139

11,878	Teradata —	664,218

19,620	Vocus —	581,340
	Total Information Technology	6,764,372
	Materials – 9.2%

10,979	Albemarle	774,568

24,471	Alcoa ▼	416,007

18,491	Buckeye Technologies ▼	520,707

7,589	Cliffs Natural Resources ▼	711,241

13,213	Rockwood Holdings —	749,706

4,395	Walter Energy	607,477
	Total Materials	3,779,706
	Telecommunication Services – 1.0%

7,556	American Tower, Class A —	395,254
	Utilities – 1.2%

8,984	OGE Energy	477,679
	Total Common Stocks (cost $34,134,399)	40,054,153

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 33.4%

13,667,799	Mount Vernon Securities Lending Prime Portfolio 0.234% Ω †	$13,667,799
	Total Money Market Funds (cost $13,667,799)	13,667,799

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.1%
	Money Market Funds – 0.1%

48,473	First American Prime Obligations Fund, Class Z 0.053% Ω	$48,473
	Total Short-Term Investment (cost $48,473)	48,473
	Total Investments – 131.6% (cost $47,850,671)	53,770,425
	Other Assets Less Liabilities – (31.6)%	(12,903,249)
	Net Assets – 100.0%	$40,867,176

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

122	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund

(formerly known as First American Mid Cap Value Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.7%

	Consumer Discretionary – 9.5%

50,293	Ascena Retail Group —	$1,573,668

184,850	CBS, Class B ▼	4,661,917

137,161	Dana Holding — ▼	2,492,215

187,742	Foot Locker ▼	4,040,208

100,564	GameStop, Class A — ▼	2,582,484

271,938	Interpublic Group of Companies	3,195,272

89,165	Jarden	3,244,714

102,767	Royal Caribbean Cruises — ▼	4,092,182

159,044	Wyndham Worldwide	5,504,513
	Total Consumer Discretionary	31,387,173
	Consumer Staples – 6.6%

52,401	Bunge ▼	3,953,131

91,156	Corn Products International	5,022,696

118,281	Dr. Pepper Snapple Group	4,636,615

45,052	JM Smucker	3,382,054

201,046	Safeway	4,887,428
	Total Consumer Staples	21,881,924
	Energy – 13.7%

80,703	Cameron International — ▼	4,254,662

31,330	Cimarex Energy	3,464,785

155,132	Complete Production Services —	5,265,180

46,087	Concho Resources —	4,924,396

181,939	El Paso	3,531,436

159,253	Frontier Oil ▼	4,449,529

54,680	Pioneer Natural Resources ▼	5,589,936

67,566	Valero Energy	1,912,118

100,999	Whiting Petroleum —	7,019,430

145,081	Williams	4,812,337
	Total Energy	45,223,809
	Financials – 26.0%

104,375	Ameriprise Financial	6,477,513

27,409	Arch Capital Group —	2,850,536

27,912	AvalonBay Communities – REIT ▼	3,533,938

16,834	BankUnited ▼	472,867

48,224	BOK Financial ▼	2,593,487

43,724	Boston Properties – REIT ▼	4,570,470

38,003	Comerica	1,441,454

91,486	Discover Financial Services	2,272,512

112,740	East West Bancorp ▼	2,382,196

50,078	Endurance Specialty Holdings	2,220,459

45,849	Federal Realty Investment Trust – REIT ▼	4,014,538

380,923	Fifth Third Bancorp	5,054,848

179,839	Hartford Financial Services Group ▼	5,209,936

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

590,133	Huntington Bancshares ▼	$4,007,003

186,326	Invesco	4,633,928

112,212	Lazard, Class A	4,600,692

215,840	Lincoln National ▼	6,740,683

296,258	SLM —	4,914,920

200,018	SunTrust Banks	5,638,507

209,461	TD Ameritrade	4,511,790

161,278	Unum Group ▼	4,270,642

59,698	Ventas – REIT ▼	3,338,909
	Total Financials	85,751,828
	Health Care – 8.6%

80,776	Charles River Laboratories International — ▼	3,407,940

86,778	CIGNA	4,063,814

129,371	Endo Pharmaceuticals Holdings —	5,066,168

127,891	Hill-Rom Holdings	5,756,374

62,851	Impax Laboratories —	1,720,860

80,271	Universal Health Services	4,397,245

76,549	Valeant Pharmaceuticals International	4,028,774
	Total Health Care	28,441,175
	Industrials – 9.6%

60,203	AGCO —	3,466,489

188,119	Delta Air Lines —	1,952,675

89,492	Dover	6,089,036

45,828	Eaton	2,453,173

56,496	Fluor	3,951,330

29,448	Goodrich	2,602,320

130,659	McDermott International —	3,016,916

19,727	SPX	1,705,399

110,510	Terex — ▼	3,843,538

95,359	Werner Enterprises ▼	2,495,545
	Total Industrials	31,576,421
	Information Technology – 5.4%

133,044	Avnet —	4,832,158

120,684	BMC Software —	6,061,957

310,869	Micron Technology — ▼	3,509,711

323,299	Xerox ▼	3,262,087
	Total Information Technology	17,665,913
	Materials – 9.9%

200,384	Alcoa ▼	3,406,528

113,440	Celanese, Class A	5,662,925

42,365	Cliffs Natural Resources	3,970,448

91,146	Crown Holdings —	3,408,860

210,151	MeadWestvaco	7,079,987

114,718	Packaging Corporation of America	3,272,905

124	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

41,515	Walter Energy ▼	$5,738,203
	Total Materials	32,539,856
	Telecommunication Services – 1.3%

339,115	Windstream ▼	4,344,063
	Utilities – 8.1%

219,066	Calpine —	3,669,355

213,157	CMS Energy ▼	4,220,509

85,393	Energen	5,551,399

88,254	OGE Energy	4,692,465

77,982	ONEOK	5,454,061

74,159	Pinnacle West Capital	3,217,759
	Total Utilities	26,805,548
	Total Common Stocks (cost $280,003,293)	325,617,710

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 20.1%

66,419,267	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω ☐	$66,419,267
	Total Money Market Funds (cost $66,419,267)	66,419,267
	Total Investments – 118.8% (cost $346,422,560)	392,036,977
	Other Assets Less Liabilities – (18.8)%	(62,144,863)
	Net Assets – 100.0%	$329,892,114

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund

(formerly known as Nuveen Quantitative Large Cap Core Fund and

First American Quantitative Large Cap Core Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.1%

	Consumer Discretionary – 10.4%

361	Abercrombie & Fitch, Class A ▼	$25,559

862	Aeropostale ▼ —	22,007

4,578	Amazon.com ▼ —	899,577

2,020	American Eagle Outfitters ▼	31,431

1,997	Apollo Group, Class A —	79,940

2,915	AutoNation ▼ —	98,848

335	AutoZone ▼ —	94,597

3,248	Bed Bath & Beyond ▼ —	182,278

3,989	Best Buy ▼	124,537

746	Big Lots ▼ —	30,668

3,985	Cablevision Systems, Class A	140,392

1,792	Career Education ▼ —	39,083

11,305	Carnival	430,381

8,941	Clear Channel Outdoor Holdings, Class A —	123,028

5,637	Coach	337,149

34,194	Comcast, Class A	897,251

2,538	D.R. Horton	31,573

3,149	Darden Restaurants ▼	147,909

1,343	DeVry	71,045

7,418	DIRECTV, Class A —	360,441

1,655	DISH Network, Class A —	41,441

4,303	DreamWorks Animation, Class A ▼ —	113,986

1,925	Expedia	48,183

4,474	Family Dollar Stores ▼	242,536

2,460	Federal-Mogul —	65,190

996	Foot Locker	21,434

54,316	Ford Motor ▼ —	840,268

2,290	Fortune Brands	149,033

9,109	Gap ▼	211,693

6,602	Genuine Parts ▼	354,527

3,531	Goodyear Tire & Rubber —	64,088

1,188	Hanesbrands —	38,622

1,378	Harman International Industries	66,874

1,828	Hasbro ▼	85,623

3,701	Hillenbrand	84,827

24,245	Home Depot	900,459

1,775	Hyatt Hotels, Class A —	78,650

4,777	International Speedway, Class A	146,176

1,190	J Crew Group Escrow Shares —	—

2,266	J.C. Penney ▼	87,128

8,790	Johnson Controls ▼	360,390

10,184	Kohl’s	536,799

938	Lear	47,969

126	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

7,376	Leggett & Platt	$193,915

514	Liberty Media Capital, Class A —	42,287

4,145	Liberty Media-Starz, Series A —	318,543

6,507	Limited Brands ▼	267,828

2,998	LKQ —	75,610

17,840	Lowe’s	468,300

1,062	M.D.C. Holdings ▼	31,000

13,673	Macy’s ▼	326,921

7,783	Madison Square Garden, Class A —	212,865

6,581	Mattel	175,844

18,459	McDonald’s	1,445,524

1,010	Mohawk Industries —	60,640

2,713	Newell Rubbermaid	51,710

27,075	News, Class A	482,476

2,691	Nike, Class B ▼	221,523

2,771	Nordstrom ▼	131,761

76	NVR ▼ —	56,189

3,479	Omnicom Group ▼	171,132

1,480	O’Reilly Automotive ▼ —	87,409

700	Polo Ralph Lauren ▼	91,539

4,220	Ross Stores ▼	310,972

2,964	Scripps Networks Interactive, Class A	152,409

3,024	Sherwin-Williams	248,845

2,967	Stanley Black & Decker	215,553

8,707	Staples	184,066

10,815	Starbucks	391,395

15,881	Target	779,757

748	Thor Industries	23,195

25,386	Time Warner ▼	961,114

4,370	Time Warner Cable ▼	341,428

9,472	TJX	507,889

686	Tupperware	43,678

3,773	United Continental Holdings ▼ —	86,100

1,631	Urban Outfitters ▼ —	51,311

15,954	Viacom, Class B	816,207

23,228	Walt Disney ▼	1,001,127

16,402	Wendy’s/Arby’s Group, Class A	79,058

436	Whirlpool	37,574

9,705	Yum! Brands	520,576
	Total Consumer Discretionary	20,418,860
	Consumer Staples – 8.8%

12,525	Alberto-Culver	467,683

16,403	Altria Group	440,256

8,154	Archer-Daniels-Midland ▼	301,861

3,194	BJ’s Wholesale Club ▼ —	163,916

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Staples (continued)

2,238	Central European Distribution —	$26,453

1,471	Church & Dwight	121,328

29,768	Coca-Cola	2,008,149

1,536	Coca-Cola Enterprises	43,638

5,650	Colgate-Palmolive	476,577

7,659	ConAgra Foods	187,263

2,641	Constellation Brands, Class A —	59,132

782	Corn Products International	43,088

10,610	Costco Wholesale ▼	858,561

21,267	CVS Caremark	770,716

2,209	Dean Foods —	24,719

588	Dr. Pepper Snapple Group	23,050

1,441	Energizer Holdings —	108,839

6,964	General Mills	268,671

1,564	H.J. Heinz ▼	80,124

2,336	Kellogg	133,783

7,356	Kimberly-Clark	485,937

20,352	Kraft Foods, Class A	683,420

22,177	Kroger ▼	539,123

1,070	Mead Johnson Nutrition	71,562

7,724	Molson Coors Brewing, Class B	376,545

22,160	PepsiCo	1,526,602

19,479	Philip Morris International	1,352,622

41,091	Procter & Gamble	2,666,806

653	Ralcorp Holdings —	50,803

3,378	Safeway ▼	82,119

1,606	Sara Lee	30,835

1,630	Smithfield Foods ▼ —	38,403

2,615	Sysco ▼	75,600

3,509	Tyson Foods, Class A	69,829

9,655	Walgreens	412,462

38,990	Wal-Mart Stores ▼	2,143,670

547	Whole Foods Market	34,330
	Total Consumer Staples	17,248,475
	Energy – 13.2%

6,649	Anadarko Petroleum	524,872

8,048	Apache	1,073,362

6,706	Baker Hughes	519,111

2,881	Cameron International ▼ —	151,886

10,449	Chesapeake Energy ▼	351,818

33,895	Chevron	3,709,469

916	Cimarex Energy	101,300

23,631	ConocoPhillips	1,865,195

2,229	CONSOL Energy ▼	120,567

12,290	Devon Energy	1,118,390

128	Nuveen Investments

Shares	Description ▲	Value

	Energy (continued)

249	Diamond Offshore Drilling ▼	$18,892

1,932	Dresser-Rand Group —	101,507

12,223	El Paso	237,248

3,138	EOG Resources ▼	354,312

79,899	Exxon Mobil	7,031,112

1,442	FMC Technologies ▼ •	67,024

1,801	Frontline ▼	39,820

12,868	Halliburton	649,577

1,031	Helmerich & Payne	68,397

4,716	Hess	405,387

12,023	Marathon Oil	649,723

3,591	Murphy Oil	278,231

4,382	Nabors Industries —	134,264

5,805	National Oilwell Varco	445,185

3,825	Newfield Exploration ▼ —	270,810

2,256	Noble Energy	217,185

12,281	Occidental Petroleum	1,403,595

513	Oil States International ▼ —	42,584

3,730	Peabody Energy	249,239

1,063	Pride International —	46,676

1,726	QEP Resources	73,752

1,488	Rowan —	62,050

19,818	Schlumberger	1,778,665

2,421	SEACOR Holdings	239,267

18,204	Southern Union	544,300

1,709	Southwestern Energy —	74,957

6,755	Spectra Energy	196,165

5,036	Teekay	171,174

3,293	Unit —	207,525

10,815	Valero Energy	306,065

3,744	Williams	124,188
	Total Energy	26,024,846
	Financials – 13.4%

2,848	Aflac	160,029

699	Alleghany —	229,872

3,948	Allstate	133,600

14,146	American Express	694,286

2,490	American Financial Group	89,067

1,099	American National Insurance	86,931

1,325	Ameriprise Financial	82,230

9,272	Annaly Capital Management - REIT ▼	165,412

1,937	AON	101,053

2,625	Apartment Investment & Management, Class A - REIT	70,770

1,178	Assurant	46,767

154,741	Bank of America	1,900,220

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

17,845	Bank of New York Mellon	$516,791

8,388	BB&T	225,805

20,769	Berkshire Hathaway, Class B —	1,730,058

6,143	BOK Financial ▼	330,371

5,475	Brandywine Realty Trust – REIT ▼	69,533

823	BRE Properties – REIT ▼	41,743

1,457	Camden Property Trust – REIT	91,427

5,292	Capital One Financial ▼	289,631

2,698	CB Richard Ellis Group —	72,064

50,832	Chimera Investment – REIT ▼	205,870

2,235	CIT Group —	94,898

465,848	Citigroup —	2,138,242

1,308	City National	74,700

2,837	Commerce Bancshares	120,743

11,498	CommonWealth – REIT	314,930

15,401	Covanta Holding	264,435

4,955	Discover Financial Services	123,082

2,851	Duke Realty – REIT ▼	43,478

5,677	Equity Residential Properties Trust – REIT ▼	339,030

1,141	Everest Re Group	103,968

17,898	Fifth Third Bancorp	237,506

3,928	First Citizens Bancshares, Class A	785,639

9,684	First Horizon National	106,040

9,957	Fulton Financial	116,298

5,137	Genworth Financial, Class A —	62,620

7,260	Goldman Sachs Group	1,096,333

1,556	Hartford Financial Services Group ▼	45,077

1,748	HCC Insurance Holdings	56,880

7,543	Hospitality Properties Trust – REIT ▼	182,163

2,081	Host Hotels & Resorts – REIT ▼	37,021

3,281	Hudson City Bancorp ▼	31,268

12,885	Huntington Bancshares	87,489

5,909	Interactive Brokers Group, Class A	103,644

60,170	JPMorgan Chase	2,745,557

29,104	KeyCorp ▼	252,332

8,811	Leucadia National	340,633

11,569	Liberty Property Trust – REIT	406,882

1,849	Lincoln National ▼	57,744

11,409	Loew’s	504,962

793	M&T Bank ▼	70,077

10,023	Mack-Cali Realty – REIT	354,012

2,961	Marsh & McLennan	89,659

6,208	Marshall & Ilsley	50,719

11,280	MetLife	527,791

21,153	Morgan Stanley	553,151

130	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

2,644	Northern Trust	$132,174

9,513	OneBeacon Insurance Group, Class A	133,658

700	PartnerRe	56,252

7,556	Piedmont Office Realty Trust, Class A – REIT ▼	150,364

6,908	PNC Financial Services Group	430,645

44,308	Popular —	139,570

1,160	ProLogis – REIT	18,896

5,143	Prudential Financial	326,169

1,352	Public Storage – REIT ▼	158,603

813	Rayonier – REIT	53,951

14,393	Regions Financial	105,645

2,437	Reinsurance Group of America	154,262

2,184	Senior Housing Properties Trust – REIT	51,804

1,701	Simon Property Group – REIT ▼	194,833

5,792	SLM —	96,089

4,557	State Street	212,128

7,469	SunTrust Banks	210,551

18,961	Symetra Financial	263,179

1,640	Taubman Centers – REIT	95,366

2,958	Transatlantic Holdings	145,800

3,415	Unitrin	103,270

9,981	Unum Group ▼	264,297

2,342	Vornado Realty Trust – REIT ▼	226,425

78,757	Wells Fargo	2,292,616

868	Wesco Financial	340,256

31,304	Wilmington Trust ▼	141,181

1,052	Zions Bancorporation ▼	25,721
	Total Financials	26,376,238
	Health Care – 7.4%

20,141	Abbott Laboratories ▼	1,048,138

8,770	Aetna	362,903

1,425	Allergan ▼	113,373

4,415	Allscripts Healthcare Solutions —	95,099

8,303	Amgen —	472,026

7,519	Baxter International	427,831

1,655	Becton, Dickinson & Company	142,231

1,083	Bio-Rad Laboratories, Class A —	135,505

1,565	Bristol-Myers Squibb	43,976

5,542	CareFusion —	162,769

2,947	Celgene —	173,519

4,029	CIGNA	188,678

4,440	Coventry Health Care —	143,279

1,908	Covidien	106,256

2,907	DaVita —	256,078

1,423	Eli Lilly	52,665

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

14,787	Emdeon, Class A —	$231,564

444	Emergency Medical Services —	28,327

5,520	Express Scripts —	313,205

3,114	Gilead Sciences —	120,948

1,121	Health Net —	37,329

3,293	Hill-Rom Holdings	148,218

2,106	Hospira —	119,473

3,600	Humana —	274,032

38,087	Johnson & Johnson	2,503,078

769	Laboratory Corporation of America ▼ —	74,185

1,806	LifePoint Hospitals —	75,148

4,503	Medco Health Solutions —	267,163

15,038	Medtronic	627,836

36,585	Merck	1,315,231

543	Mettler-Toledo International —	101,758

95,185	Pfizer	1,995,078

3,276	Quest Diagnostics	184,701

1,256	St. Jude Medical	67,121

2,155	Teleflex ▼	135,787

4,912	Tenet Healthcare —	34,040

6,077	Thermo Fisher Scientific —	364,559

15,969	UnitedHealth Group	786,154

9,204	WellPoint	706,775

1,181	Zimmer Holdings ▼ —	77,060
	Total Health Care	14,513,096
	Industrials – 13.4%

12,235	3M	1,189,364

3,534	AECOM Technology —	96,337

3,849	Alliant Techsystems	271,932

3,917	AMETEK	180,339

8,821	Avery Dennison	368,189

7,687	Boeing	613,269

2,860	Carlisle Companies	141,684

5,851	Caterpillar	675,264

7,375	Cintas ▼	228,994

5,245	Copa Holdings, Class A	304,997

3,460	Corrections Corporation of America —	86,119

4,310	Crane	215,112

1,266	Cummins	152,148

11,049	Danaher	610,347

3,427	Deere & Company	334,133

13,361	Delta Air Lines —	138,687

4,540	Donaldson	277,984

7,095	Dover	482,744

2,396	Dun & Bradstreet	196,903

132	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

5,464	Eaton	$292,488

2,389	Emerson Electric	145,156

5,333	Equifax	200,147

2,165	Expeditors International of Washington ▼	117,495

6,044	FedEx	578,229

1,502	Flowserve	190,183

1,982	Gardner Denver	171,265

11,909	General Dynamics	867,213

158,654	General Electric	3,244,474

4,136	Goodrich	365,498

11,013	Honeywell International	674,326

2,614	Huntington Ingalls Industries ▼ —	104,560

5,591	IDEX ▼	262,330

8,773	Illinois Tool Works	512,431

2,705	Ingersoll-Rand ▼	136,603

4,498	ITT	259,939

3,219	J.B. Hunt Transport Services	153,482

5,355	KAR Auction Services ▼ —	104,423

1,093	KBR	41,938

3,323	Kennametal	140,297

758	Kirby —	43,039

5,275	L-3 Communications Holdings	423,002

5,036	Landstar System ▼	238,706

4,340	Lennox International	210,967

1,944	Lockheed Martin	154,062

3,089	Norfolk Southern	230,687

6,513	Northrop Grumman ▼	414,292

2,594	Oshkosh —	82,126

3,020	Owens Corning —	114,277

3,684	Paccar	195,657

4,000	Pall	233,760

4,062	Parker Hannifin	383,128

7,703	Pentair	309,352

1,993	Precision Castparts ▼	307,958

2,852	Rambus —	56,755

13,419	Raytheon ▼	651,492

10,988	Republic Services	347,441

5,046	Rockwell Collins	318,403

1,430	Roper Industries ▼	123,681

2,769	Ryder System ▼	148,142

6,319	Snap-On	390,325

24,478	Southwest Airlines	287,617

1,949	SPX	168,491

1,754	Stericycle —	160,105

2,795	Timken	157,610

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

1,709	Toro	$116,058

1,030	Towers Watson, Class A	59,081

8,542	Tyco International	416,337

4,394	Union Pacific	454,647

16,797	United Parcel Service, Class B	1,259,271

17,138	United Technologies	1,535,222

3,038	URS —	135,951

4,201	UTi Worldwide	94,144

1,007	Valmont Industries	106,037

3,095	Verisk Analytics, Class A —	101,826

719	W.W. Grainger ▼	109,000

3,520	Waste Connections	108,310

14,598	Waste Management ▼	576,037
	Total Industrials	26,350,019
	Information Technology – 21.1%

10,310	Adobe Systems —	345,901

4,884	Advanced Micro Devices —	44,444

3,383	Agilent Technologies —	168,846

2,096	Akamai Technologies —	72,186

1,985	Altera ▼	96,670

10,074	Amdocs —	309,775

3,368	Amphenol, Class A	188,305

13,133	Analog Devices ▼	529,391

2,104	ANSYS ▼ —	116,330

13,685	Apple —	4,765,528

32,086	Applied Materials	503,429

6,404	Arrow Electronics ▼ —	291,958

1,018	Atheros Communications —	45,667

1,943	Autodesk —	87,396

3,976	Automatic Data Processing ▼	216,096

5,020	Avago Technologies	167,969

10,354	Avnet —	376,057

35,514	AVX	579,233

6,542	BMC Software —	328,605

5,789	Booz Allen Hamilton Holding —	111,959

8,439	Broadcom, Class A	296,884

3,300	Broadridge Financial Solutions	76,692

15,779	CA	388,006

86,190	Cisco Systems —	1,513,496

2,421	Citrix Systems —	204,187

1,924	Cognizant Technology Solutions, Class A —	159,500

4,987	Computer Sciences	254,237

13,754	Compuware ▼ —	155,833

5,683	Convergys —	82,403

3,792	CoreLogic —	69,811

134	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

31,074	Corning	$650,690

25,057	Dell —	388,634

784	Diebold ▼	26,499

982	Dolby Laboratories, Class A —	49,159

5,322	DST Systems ▼	262,428

16,396	eBay —	564,022

3,368	EchoStar, Class A —	124,885

1,010	Electronic Arts ▼ —	20,382

28,415	EMC ▼ —	805,281

2,099	Fairchild Semiconductor International —	44,016

5,507	Fidelity National Information Services ▼	182,282

3,937	Fiserv —	241,377

1,685	FLIR Systems ▼	59,346

3,911	Google, Class A —	2,127,975

5,018	Harris	266,606

36,693	Hewlett-Packard	1,481,296

5,567	IAC/InterActiveCorp ▼ —	201,024

19,101	IBM	3,258,249

14,234	Ingram Micro, Class A —	266,603

101,843	Intel	2,361,739

7,745	International Rectifier ▼ —	267,667

5,405	Intuit —	300,302

6,238	Jabil Circuit ▼	123,762

1,034	JDS Uniphase —	21,549

6,800	Juniper Networks —	260,644

4,947	KLA-Tencor	217,173

3,314	Lam Research —	160,099

3,338	Lexmark International, Class A —	107,651

9,059	Linear Technology ▼	315,253

5,300	Marvell Technology Group —	81,779

773	MasterCard, Class A	213,263

3,237	MEMC Electronic Materials —	38,294

18,141	Micron Technology ▼ —	204,812

5,002	MICROS Systems —	260,204

124,032	Microsoft	3,227,313

2,081	Motorola Mobility Holdings —	54,231

9,142	Motorola Solutions —	419,435

3,428	National Instruments	104,006

6,565	National Semiconductor	158,348

4,439	NCR —	87,937

1,351	NetApp ▼ —	70,225

1,526	NeuStar, Class A —	41,034

7,331	Novellus Systems ▼ —	235,325

6,853	NVIDIA ▼ —	137,060

3,071	ON Semiconductor —	32,276

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

61,714	Oracle	$2,224,790

19,202	PMC-Sierra —	154,000

1,926	QLogic ▼ —	34,629

24,007	QUALCOMM	1,364,558

2,435	Red Hat —	115,589

9,912	SAIC —	172,469

231	Salesforce.com ▼ —	32,017

4,543	SanDisk —	223,243

2,814	Silicon Laboratories —	122,634

2,325	Solera Holdings	127,875

20,527	Symantec —	403,356

17,675	Synopsys —	484,118

5,439	Tech Data ▼ —	288,974

25,780	Tellabs	126,838

4,556	Teradyne ▼ —	73,352

25,052	Texas Instruments	890,098

2,642	Varian Semiconductor Equipment Associates —	110,779

2,620	VeriSign	96,835

5,195	Visa, Class A ▼	405,833

9,398	Vishay Precision Group —	155,067

3,163	Western Digital —	125,887

25,159	Xerox ▼	253,854

17,578	Yahoo! ▼ —	312,010

6,720	Zebra Technologies, Class A —	264,029
	Total Information Technology	41,631,763
	Materials – 7.3%

4,957	Air Products & Chemicals	473,493

3,579	Airgas	248,562

2,894	Albemarle	204,172

18,881	Alcoa ▼	320,977

9,591	AptarGroup	503,048

2,343	Ashland	145,453

11,236	Ball	419,215

12,606	Bemis	395,072

2,990	Cabot Microelectronics	134,101

1,501	Carpenter Technology ▼	76,941

3,002	Celanese, Class A	149,860

918	CF Industries Holdings	129,943

2,173	Cliffs Natural Resources ▼	203,654

9,056	Commercial Metals	151,779

2,579	Compass Minerals International ▼	251,736

6,680	Crown Holdings —	249,832

2,272	Cytec Industries	133,321

1,048	Domtar	97,485

15,921	Dow Chemical ▼	652,602

136	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

13,467	E.I. Du Pont de Nemours	$764,791

703	Eastman Chemical	75,397

5,943	Ecolab ▼	313,553

3,084	FMC	272,255

14,201	Freeport-McMoRan Copper & Gold	781,481

5,266	Greif, Class A	327,019

1,094	Huntsman	22,810

5,376	International Flavors & Fragrances	341,483

8,246	International Paper	254,636

728	Lubrizol	97,931

9,915	MeadWestvaco	334,036

6,870	Monsanto	467,435

4,423	Nalco Holding	129,196

13,383	Newmont Mining ▼	784,378

7,238	Nucor	339,896

9,213	Owens-Illinois —	273,350

10,865	Packaging Corporation of America	309,978

2,805	PPG Industries ▼	265,549

5,536	Praxair ▼	589,141

3,334	Reliance Steel & Aluminum	188,738

952	Royal Gold ▼	58,053

8,759	RPM International ▼	205,836

1,688	Schnitzer Steel Industries, Class A	104,774

5,094	Scotts Miracle-Gro, Class A	287,658

10,589	Sealed Air	272,879

4,125	Sigma-Aldrich	291,142

15,555	Sonoco Products	537,581

1,098	Steel Dynamics ▼	19,973

4,657	Temple-Inland	109,579

2,471	Titanium Metals —	49,494

8,183	Valspar	321,674

13,217	Weyerhaeuser ▼	304,123
	Total Materials	14,437,065
	Telecommunication Services – 1.8%

78,838	AT&T	2,453,439

16,633	Sprint Nextel ▼ —	86,159

716	U.S. Cellular —	35,256

23,789	Verizon Communications	898,748
	Total Telecommunications Services	3,473,602
	Utilities – 1.3%

12,295	AGL Resources ▼	510,366

11,942	American Water Works	350,856

7,856	Atmos Energy ▼	274,096

4,232	Constellation Energy Group	154,129

3,926	Energen	255,229

Nuveen Investments	137

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Utilities (continued)

18,309	Questar	$321,689

3,204	Sempra Energy	176,540

15,483	UGI	515,584
	Total Utilities	2,558,489
	Total Common Stocks (cost $178,533,853)	193,032,453

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 14.7%

29,029,120	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$29,029,120
	Total Money Market Funds (cost $29,029,120)	29,029,120

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.5%

2,902,317	First American Prime Obligations Fund, Class Z, 0.053% Ω	$2,902,317
	U.S. Treasury Obligations – 0.4%

	U.S. Treasury Bill

$790,000	0.096%, 10/20/2011 ☐	789,636
	Total Short-Term Investments (cost $3,691,921)	3,691,953
	Total Investments – 114.7% (cost $211,254,894)	225,753,526
	Other Assets Less Liabilities – (14.7)% ¯	(28,976,035)
	Net Assets – 100.0%	$196,777,491

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	10	6/11	$3,399,250	$102	,039

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

138	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund

(formerly known as First American Real Estate Securities Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.7%

	Apartments – 14.5%

804,397	Apartment Investment & Management, Class A – REIT ▼	$21,686,543

80,775	Associated Estates Realty – REIT ▼	1,344,096

1,031,678	Avalonbay Communities – REIT ▼	130,620,752

526,988	BRE Properties – REIT	26,728,831

342,641	Camden Property Trust – REIT ▼	21,500,723

2,741,124	Equity Residential Properties Trust – REIT ▼	163,699,925

279,759	Essex Property Trust – REIT ▼	37,901,749

644,234	Mid-America Apartment Communities – REIT ▼	43,067,043

132,695	Post Properties – REIT ▼	5,387,417

638,827	UDR – REIT ▼	16,539,231
	Total Apartments	468,476,310
	Community Centers – 8.1%

891,336	Acadia Realty Trust – REIT ▼	18,584,356

1,975,525	Developers Diversified Realty – REIT ▼	29,119,238

247,309	Equity One – REIT ▼	4,901,664

532,242	Federal Realty Investment Trust – REIT ▼	46,603,109

1,038,189	Kimco Realty – REIT ▼	20,286,213

1,693,526	Kite Realty Group Trust – REIT ▼	8,806,335

769,455	Ramco-Gershenson Properties Trust – REIT	9,918,275

1,140,669	Regency Centers – REIT ▼	53,679,883

275,861	Saul Centers – REIT	12,079,953

211,131	Tanger Factory Outlet Centers – REIT ▼	5,833,550

699,526	Urstadt Biddle Properties, Class A – REIT	13,766,672

1,457,438	Weingarten Realty Investors – REIT ▼	38,490,938
	Total Community Centers	262,070,186
	Diversified – 8.0%

368,552	American Assets Trust – REIT	8,137,628

527,687	Colonial Properties Trust – REIT ▼	11,165,857

147,082	Coresite Realty – REIT	2,322,425

1,857,525	Cousins Properties – REIT ▼	16,717,725

956,878	Forest City Enterprises, Class A ▼ —	18,381,626

1,618,814	Vornado Realty Trust – REIT	156,506,937

1,422,224	Washington Real Estate Investment Trust – REIT ▼	46,080,058
	Total Diversified	259,312,256
	Health Care – 12.0%

3,930	Assisted Living Concepts, Class A —	141,716

166,634	Brookdale Senior Living ▼ —	4,539,110

450,695	Capital Senior Living —	4,177,943

1,293,973	Cogdell Spencer – REIT ▼	7,828,537

152,096	Emeritus ▼ —	3,727,873

3,930,389	HCP – REIT ▼	155,722,012

987,478	Health Care – REIT ▼	53,096,692

1,154,144	Healthcare Realty Trust – REIT ▼	26,360,649

Nuveen Investments	139

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

1,348,644	LTC Properties – REIT	$39,677,106

404,213	Nationwide Health Properties – REIT ▼	17,704,529

135,015	OMEGA Healthcare Investors – REIT	3,099,944

3,200,893	Parkway Life – REIT	4,523,953

1,196,378	Ventas – REIT ▼	66,913,422
	Total Health Care	387,513,486
	Hotels – 8.7%

265,089	Chatham Lodging Trust – REIT	4,281,187

1,015,078	Chesapeake Lodging Trust – REIT ▼	18,251,102

662,663	DiamondRock Hospitality – REIT —	7,978,463

1,205,517	FelCor Lodging Trust w —	7,667,088

2,525,855	Hersha Hospitality Trust – REIT ▼	15,003,579

6,694,882	Host Hotels & Resorts – REIT ▼	119,101,951

1,544	Hyatt Hotels, Class A —	68,415

678,415	LaSalle Hotel Properties – REIT	19,090,598

317,912	Marcus ▼	3,525,644

1,110,638	Marriott International, Class A ▼	39,205,521

1,081,337	Pebblebrook Hotel Trust – REIT	23,194,679

46,488	Strategic Hotels & Resorts – REIT —	317,048

2,044,871	Sunstone Hotel Investors – REIT ▼ —	21,389,351
	Total Hotels	279,074,626
	Industrials – 8.5%

1,799,269	AMB Property – REIT ▼	65,493,392

2,101,697	DCT Industrial Trust – REIT ▼	12,210,860

931,118	EastGroup Properties – REIT ▼	42,887,295

362,226	First Industrial Realty Trust – REIT ▼ —	4,535,069

524,811	First Potomac Realty Trust – REIT ▼	8,517,682

303,364	Mapletree Logistics Trust – REIT	224,292

4,589,840	Prologis – REIT ▼	74,768,494

798,574	PS Business Parks – REIT	48,122,069

602,950	Stag Industrial – REIT ▼ —	7,657,465

591,578	Terreno Realty – REIT ▼ —	10,033,163
	Total Industrials	274,449,781
	Infrastructure – 1.0%

100,005	American Tower, Class A —	5,231,262

632,438	Brookfield Asset Management, Class A ▼	21,262,566

477	Hopewell Holdings	1,440

357,492	Standard Parking —	6,252,535
	Total Infrastructure	32,747,803
	Malls – 14.9%

198,212	CBL & Associates Properties – REIT	3,680,797

782,828	Cedar Shopping Centers – REIT	4,618,685

2,859,783	General Growth Properties – REIT ▼	47,758,376

2,151,436	Glimcher Realty Trust – REIT ▼	20,546,214

1,231,482	Macerich – REIT ▼	65,046,879

140	Nuveen Investments

Shares	Description ▲	Value

	Malls (continued)

2,861,850	Simon Property Group – REIT ▼	$327,796,299

195,922	Taubman Centers – REIT ▼	11,392,864
	Total Malls	480,840,114
	Manufactured Homes – 1.0%

506,429	Equity Lifestyle Properties – REIT ▼	30,294,583
	Net Lease – 0.9%

191,442	Getty Realty – REIT ▼	4,864,541

935,288	National Retail Properties – REIT ▼	24,635,486
	Total Net Lease	29,500,027
	Office – 13.2%

682,442	Alexandria Real Estate Equities – REIT ▼	56,062,610

290,786	BioMed Realty Trust – REIT ▼	5,769,194

1,211,838	Boston Properties – REIT ▼	126,673,426

1,308,747	Brandywine Realty Trust – REIT ▼	16,621,087

780,608	Brookfield Properties ▼	15,440,426

58,381	Corporate Office Properties Trust – REIT ▼	2,055,595

623,673	Digital Realty Trust – REIT ▼	37,632,429

823,201	Douglas Emmett – REIT ▼	17,130,813

244,745	Duke Realty – REIT ▼	3,732,361

564,659	DuPont Fabros Technology – REIT ▼	13,811,559

98,523	Highwoods Properties – REIT ▼	3,635,499

484,423	Hudson Pacific Properties – REIT ▼	7,256,657

907,118	Liberty Property Trust – REIT ▼	31,903,340

1,173,679	Mack-Cali Realty – REIT ▼	41,454,342

47,801	Mission West Properties – REIT ▼	367,112

13,121	Parkway Properties – REIT	235,260

406,673	Piedmont Office Realty Trust, Class A – REIT ▼	8,092,793

475,278	SL Green Realty – REIT ▼	39,224,693
	Total Office	427,099,196
	Real Estate Service Provider – 0.0%

32,946	HFF —	493,202
	Self Storage – 6.7%

1,392,844	Public Storage – REIT ▼	163,394,530

746,499	Sovran Self Storage – REIT ▼	31,935,227

1,885,169	U-Store-It Trust – REIT ▼	21,415,520
	Total Self Storage	216,745,277
	Student Housing – 1.2%

1,032,679	American Campus Communities – REIT ▼	36,298,667

144,363	Education Realty Trust – REIT	1,228,529
	Total Student Housing	37,527,196
	Total Common Stocks (cost $2,526,650,247)	3,186,144,043
	Private Real Estate Company – 0.0%

34,331	Newcastle Investment Holdings —	31,241
	Total Private Real Estate Company (cost $150,149)	31,241

Nuveen Investments	141

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 39.5%

1,274,424,451	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$1,274,424,451
	Total Money Market Funds (cost $1,274,424,451)	1,274,424,451

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.9%
	Money Market Funds – 0.9%

28,280,648	First American Prime Obligations Fund, Class Z 0.053% Ω	$28,280,648
	Total Short-Term Investments (cost $28,280,648)	28,280,648
	Total Investments – 139.1% (cost $3,829,505,495)	4,488,880,383
	Other Assets Less Liabilities – (39.1)%	(1,261,671,303)
	Net Assets – 100.0%	$3,227,209,080

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

142	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund

(formerly known as First American Small Cap Growth Opportunities Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 96.7%

	Consumer Discretionary – 15.2%

96,654	Arctic Cat —	$1,622,821

71,147	Ascena Retail Group ▼ —	2,226,190

18,449	Buffalo Wild Wings ▼ —	1,127,234

100,613	Crocs ▼ —	2,023,327

63,864	Hibbett Sports ▼ —	2,412,782

73,114	Men’s Wearhouse ▼	2,039,149

72,680	Penske Automotive Group ▼ —	1,633,846

121,966	Texas Roadhouse	1,984,387

38,428	Warnaco Group ▼ —	2,473,226

76,311	WMS Industries ▼ —	2,503,001

67,665	Wolverine World Wide	2,684,947
	Total Consumer Discretionary	22,730,910
	Energy – 4.9%

66,334	Complete Production Services —	2,251,376

22,329	Dril-Quip —	1,709,508

15,647	Lufkin Industries ▼	1,444,688

62,838	Oasis Petroleum ▼ —	1,931,012
	Total Energy	7,336,584
	Financials – 3.4%

69,417	Home Bancshares	1,663,926

67,617	KBW ▼	1,536,258

41,527	Stifel Financial ▼ —	1,896,953
	Total Financials	5,097,137
	Health Care – 20.9%

72,538	Align Technology ▼ —	1,751,067

95,954	Alkermes —	1,383,657

62,591	Gentiva Health Services —	1,752,548

22,404	Haemonetics —	1,572,761

109,036	Halozyme Therapeutics ▼ —	722,909

108,082	HealthSouth ▼ —	2,770,142

81,179	ICON – ADR —	1,993,756

48,861	ICU Medical —	2,204,120

85,037	Impax Laboratories —	2,328,313

42,093	Incyte ▼ —	777,879

26,552	InterMune ▼ —	1,185,281

153,202	Nektar Therapeutics ▼ —	1,590,237

65,354	PSS World Medical —	1,879,581

56,780	Salix Pharmaceuticals —	2,230,886

42,093	Theravance ▼ —	1,168,081

68,868	Thoratec —	2,114,247

100,783	Tornier NV ▼ —	2,197,069

25,780	Zoll Medical ▼ —	1,461,210
	Total Health Care	31,083,744

Nuveen Investments	143

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials – 17.0%

70,098	Actuant, Class A ▼	$1,945,920

79,934	Altra Holdings —	2,029,524

212,172	CBIZ ▼ —	1,555,221

17,362	Clean Harbors ▼ —	1,710,157

93,879	Interface, Class A	1,749,905

52,110	Kaydon ▼	2,016,657

95,379	MasTec —	2,163,196

47,813	Old Dominion Freight Line —	1,789,162

116,583	Orbital Sciences ▼ —	2,195,258

30,552	Regal-Beloit ▼	2,315,536

94,261	Tetra Tech —	2,226,445

127,617	TrueBlue —	1,796,847

28,962	WESCO International ▼ —	1,794,196
	Total Industrials	25,288,024
	Information Technology – 33.0%

54,978	ADTRAN ▼	2,268,942

68,631	Advent Software —	1,868,822

503,424	Brocade Communications Systems —	3,146,400

102,613	Fairchild Semiconductor International —	2,151,795

77,276	Finisar —	2,170,683

56,832	International Rectifier ▼ —	1,964,114

74,044	Kenexa ▼ —	2,178,375

88,899	LoopNet —	1,651,743

34,254	MICROS Systems —	1,781,893

50,817	MKS Instruments	1,442,186

66,647	Multi-Fineline Electronix —	1,774,810

74,686	National Instruments	2,265,973

158,716	Perficient —	1,982,363

70,035	Plantronics	2,596,197

354,858	PMC-Sierra —	2,845,961

103,244	QLogic ▼ —	1,856,327

97,075	Quest Software ▼ —	2,500,652

85,533	Radiant Systems —	1,703,817

73,714	Semtech —	2,069,152

84,135	Solarwinds ▼ —	2,038,591

75,517	Sourcefire —	2,010,263

32,324	Varian Semiconductor Equipment Associates —	1,355,345

591,081	VideoPropulsion —	—

87,313	Virtusa —	1,629,261

67,003	Vocus —	1,985,299
	Total Information Technology	49,238,964
	Materials – 2.3%

48,250	Arch Chemicals	1,865,828

94,369	Horsehead Holding —	1,488,199
	Total Materials	3,354,027
	Total Common Stocks (cost $118,793,206)	144,129,390

144	Nuveen Investments

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 21.7%

32,287,086	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω ☐	$32,287,086
	Total Money Market Funds (cost $32,287,086)	32,287,086

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.6%
	Money Market Funds – 2.6%

3,952,583	First American Prime Obligations Fund, Class Z, 0.053% Ω	$3,952,583
	Total Short-Term Investment (cost $3,952,583)	3,952,583
	Total Investments – 121.0% (cost $155,032,875)	180,369,059
	Other Assets Less Liabilities – (21.0)%	(31,254,257)
	Net Assets – 100.0%	$149,114,802

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	145

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund

(formerly known as First American Small Cap Select Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 97.4%

	Consumer Discretionary – 13.0%

300,513	Amerigon ▼ —	$5,123,747

125,160	Ann ▼ —	3,906,244

221,179	Ascena Retail Group ▼ —	6,920,691

188,406	Bravo Brio Restaurant Group ▼ —	3,888,700

127,441	Buffalo Wild Wings ▼ —	7,786,645

150,673	Coinstar ▼ —	8,133,328

471,325	Collective Brands ▼ —	9,897,825

72,375	Gaylord Entertainment ▼ —	2,596,091

251,729	Life Time Fitness ▼ —	9,847,638

41,560	Panera Bread, Class A ▼ —	5,033,332

203,405	ReachLocal ▼ —	4,727,132

209,904	Texas Roadhouse	3,415,138

29,101	Tractor Supply ▼	1,800,479

295,655	Valassis Communications —	8,523,734

106,187	Warnaco Group ▼ —	6,834,195

105,467	WMS Industries ▼ —	3,459,318

271,984	Zumiez ▼ —	7,645,470
	Total Consumer Discretionary	99,539,707
	Consumer Staples – 2.0%

291,062	Hain Celestial Group ▼ —	9,899,018

1,199,046	Smart Balance ▼ —	5,731,440
	Total Consumer Staples	15,630,458
	Energy – 8.2%

113,082	Clean Energy Fuels ▼ —	1,926,917

367,920	Delek US Holdings ▼	4,941,166

266,178	Energy XXI ▼ —	9,648,952

124,588	GeoResources ▼ —	3,615,544

405,797	Goodrich Petroleum ▼ —	9,118,259

136,909	James River Coal ▼ —	3,192,718

423,757	Key Energy Services —	7,712,377

87,048	Lufkin Industries ▼	8,037,142

2,121,190	Parker Drilling ▼ —	15,124,085
	Total Energy	63,317,160
	Financials – 17.5%

150,058	Bank of the Ozarks ▼	6,682,083

528,360	Calamos Asset Management, Class A ▼	8,596,417

303,669	Delphi Financial Group, Class A ▼	9,702,224

288,548	Dime Community Bancshares	4,460,952

296,029	Evercore Partners, Class A ▼	10,328,452

208,835	FirstMerit	3,648,347

251,961	Home Bancshares	6,039,505

218,910	Independent Bank ▼	6,416,252

762,271	Knight Capital Group, Class A ▼ —	10,458,358

146	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

1,349,991	MGIC Investment ▼ —	$11,690,922

279,400	National Retail Properties – REIT ▼	7,359,396

169,337	Piper Jaffray Companies —	6,070,731

155,449	PS Business Parks – REIT	9,367,357

243,376	Senior Housing Properties Trust – REIT ▼	5,772,879

210,654	Terreno Realty – REIT ▼ —	3,572,692

1,123,249	Umpqua Holdings ▼	13,040,921

276,358	Waddell & Reed Financial, Class A	11,333,442
	Total Financials	134,540,930
	Health Care – 12.3%

88,507	Align Technology —	2,136,559

60,940	Alkermes —	878,755

24,194	athenahealth ▼ —	1,118,489

515,337	Cadence Pharmaceuticals ▼ —	4,370,058

104,924	Cepheid ▼ —	3,390,094

55,587	Cubist Pharmaceuticals ▼ —	1,881,620

1,142,322	Endologix ▼ —	9,081,460

62,915	Exelixis ▼ —	771,338

40,039	Haemonetics —	2,810,738

89,048	Incyte ▼ —	1,645,607

74,266	Integra LifeSciences ▼ —	3,884,854

26,574	InterMune ▼ —	1,186,263

36,544	Magellan Health Services —	1,901,019

107,612	MEDNAX —	7,631,843

160,751	Nektar Therapeutics ▼ —	1,668,595

53,826	Onyx Pharmaceuticals —	2,022,243

22,498	Pharmasset ▼ —	2,282,872

215,049	Salix Pharmaceuticals —	8,449,275

79,352	Seattle Genetics ▼ —	1,318,037

139,427	Sirona Dental Systems —	7,957,099

86,040	Theravance ▼ —	2,387,610

382,727	Thoratec —	11,749,719

114,517	U.S. Physical Therapy	2,788,489

201,464	Zoll Medical ▼ —	11,418,979
	Total Health Care	94,731,615
	Industrials – 17.1%

318,056	Actuant, Class A ▼	8,829,235

287,849	Aeroflex Holding —	5,094,927

127,192	Allegiant Travel ▼	5,707,105

85,960	Atlas Air Worldwide Holdings —	5,923,504

734,530	CBIZ ▼ —	5,384,105

488,393	China Xiniya Fashion ▼ —	1,973,108

353,377	GrafTech International —	8,198,346

270,854	Kaydon ▼	10,482,050

611,278	MasTec —	13,863,785

Nuveen Investments	147

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

131,635	MYR Group ▼ —	$3,281,660

222,105	Old Dominion Freight Line —	8,311,169

582,952	Orbital Sciences —	10,976,986

136,925	Regal-Beloit ▼	10,377,546

198,557	Terex ▼ —	6,905,812

372,772	Tetra Tech —	8,804,875

560,674	TrueBlue —	7,894,290

246,755	United Rentals ▼ —	7,259,532

83,069	Westport Innovations ▼ —	2,101,646
	Total Industrials	131,369,681
	Information Technology – 20.3%

2,095,665	Advanced Analogic Technologies ▼ —	8,927,533

463,296	AsiaInfo Holdings ▼ —	8,756,294

2,173,395	Brocade Communications Systems —	13,583,719

312,391	CommVault Systems —	12,305,081

398,321	Infinera ▼ —	3,114,870

763,719	Integrated Device Technology —	6,212,854

431,147	Kenexa ▼ —	12,684,345

153,615	Kit Digital ▼ —	1,768,109

469,593	Newport —	8,795,477

179,880	Polycom ▼ —	10,762,220

253,905	Progress Software —	7,528,283

1,312,707	RF Micro Devices ▼ —	8,742,629

326,848	ShoreTel —	3,415,562

902,807	Smith Micro Software ▼ —	6,969,670

218,159	Sourcefire ▼ —	5,807,392

159,248	SPS Commerce —	2,613,260

229,315	STEC ▼ —	4,797,270

223,092	Taleo, Class A ▼ —	8,091,547

472,104	Tessera Technologies ▼ —	9,328,775

398,984	Vocus ▼ —	11,821,896
	Total Information Technology	156,026,786
	Materials – 4.7%

193,091	Arch Chemicals	7,466,829

169,700	Buckeye Technologies ▼	4,778,752

431,536	Horsehead Holding —	6,805,323

391,562	Louisiana-Pacific ▼ —	3,641,527

100,522	Rock-Tenn, Class A ▼	6,943,054

107,782	Schnitzer Steel Industries, Class A	6,690,029
	Total Materials	36,325,514
	Telecommunication Services – 2.3%

757,995	Cbeyond ▼ —	9,672,016

522,325	Cogent Communications Group ▼ —	7,578,936
	Total Telecommunication Services	17,250,952
	Total Common Stocks (cost $613,926,224)	748,732,803

148	Nuveen Investments

Shares	Description ▲	Value

	MONEY MARKET FUNDS – 38.2%

293,227,711	Mount Vernon Securities Lending Prime Portfolio 0.234% Ω †	$293,227,711
	Total Money Market Funds (cost $293,227,711)	293,227,711

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.9%
	Money Market Funds – 2.9%

22,682,699	First American Prime Obligations Fund, Class Z 0.053% Ω	$22,682,699
	Total Short-Term Investment (cost $22,682,699)	22,682,699
	Total Investments – 138.5% (cost $929,836,634)	1,064,643,213
	Other Assets Less Liabilities – (38.5)%	(296,075,954)
	Net Assets – 100.0%	$768,567,259

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	149

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund

(formerly known as First American Small Cap Value Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 96.8%

	Consumer Discretionary – 11.5%

21,099	Ascena Retail Group ▼ —	$660,188

13,955	Buffalo Wild Wings ▼ —	852,651

19,128	Coinstar ▼ —	1,032,529

48,728	Cooper Tire & Rubber ▼	1,314,681

24,489	Core-Mark Holding ▼ —	820,626

41,958	Domino’s Pizza —	779,160

30,186	Group 1 Automotive ▼	1,299,205

55,948	Jones Group	762,571

82,181	OfficeMax ▼ —	818,523

12,118	Polaris Industries	1,277,601

111,899	Ruby Tuesday —	1,176,059

86,321	Sally Beauty Holdings —	1,276,688

26,152	Tenneco ▼ —	1,208,484
	Total Consumer Discretionary	13,278,966
	Consumer Staples – 0.6%

48,283	Spartan Stores	753,698
	Energy – 9.0%

47,084	Berry Petroleum, Class A ▼	2,501,573

54,789	Complete Production Services —	1,859,539

35,188	Energy Partners —	640,773

47,124	Matrix Service —	681,413

44,269	Natural Gas Services Group —	798,170

15,597	Oil States International ▼ —	1,294,707

19,607	SM Energy ▼	1,487,387

30,373	Swift Energy ▼ —	1,190,318
	Total Energy	10,453,880
	Financials – 28.9%

17,978	Affiliated Managers Group —	1,961,040

14,048	Alexandria Real Estate Equities – REIT ▼	1,154,043

32,189	American Campus Communities – REIT ▼	1,131,443

75,333	Apollo Investment	892,696

31,696	Bank of the Ozarks ▼	1,411,423

105,381	Brandywine Realty Trust – REIT ▼	1,338,339

67,898	Cardtronics —	1,442,833

175,701	CNO Financial Group ▼ —	1,416,150

52,072	Community Bank System ▼	1,302,842

27,220	Delphi Financial Group, Class A ▼	869,679

132,729	DiamondRock Hospitality – REIT ▼ —	1,598,057

79,226	East West Bancorp ▼	1,674,045

47,837	EZCORP, Class A —	1,506,387

86,464	FirstMerit ▼	1,510,526

52,666	Flushing Financial ▼	775,244

29,043	FPIC Insurance Group —	1,072,268

150	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

67,039	Heartland Financial USA	$1,053,853

23,418	Home Properties – REIT ▼	1,484,701

19,236	IBERIABANK ▼	1,154,352

111,662	JMP Group	960,293

148,786	MGIC Investment ▼ —	1,288,487

19,875	SVB Financial Group ▼ —	1,201,245

57,940	Texas Capital Bancshares ▼ —	1,494,852

122,718	U-Store-It Trust – REIT ▼	1,394,077

59,739	Webster Financial ▼	1,285,583

23,021	WSFS Financial ▼	1,035,254
	Total Financials	33,409,712
	Health Care – 5.1%

17,892	AMERIGROUP ▼ —	1,222,023

56,914	DepoMed —	502,551

32,158	Greatbatch —	870,517

33,575	Hanger Orthopedic Group —	912,233

22,060	HEALTHSOUTH ▼ —	565,398

30,153	ICON – ADR —	740,558

15,280	MEDNAX —	1,083,657
	Total Health Care	5,896,937
	Industrials – 17.6%

38,168	Actuant, Class A ▼	1,059,544

66,761	Altra Holdings —	1,695,062

29,477	Atlas Air Worldwide Holdings —	2,031,260

30,326	Brady, Class A	1,143,593

41,546	Douglas Dynamics	643,548

46,730	EMCOR Group —	1,447,228

37,680	Ennis	703,862

25,049	General Cable ▼ —	1,214,876

67,563	GrafTech International —	1,567,462

81,217	MasTec —	1,842,002

56,699	Mistras Group —	1,038,726

24,385	Old Dominion Freight Line —	912,487

47,305	PHH ▼ —	1,015,165

15,923	Regal-Beloit ▼	1,206,804

131,712	SFN Group —	1,386,927

17,241	Triumph Group	1,484,795
	Total Industrials	20,393,341
	Information Technology – 12.3%

89,160	Amkor Technology ▼ —	597,372

47,243	Bottomline Technologies —	1,312,410

16,166	CACI International, Class A ▼ —	987,904

34,381	Kenexa ▼ —	1,011,489

44,275	MKS Instruments	1,256,524

105,938	Perficient —	1,323,166

Nuveen Investments	151

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

21,069	Plantronics	$781,028

132,787	PMC-Sierra —	1,064,952

19,705	Polycom ▼ —	1,178,950

28,812	Progress Software ▼ —	854,276

132,145	RF Micro Devices ▼ —	880,086

19,192	Rogers ▼ —	796,852

64,862	TTM Technologies —	1,240,161

50,691	Virtusa —	945,894
	Total Information Technology	14,231,064
	Materials – 6.9%

24,795	Arch Chemicals	958,823

42,680	Buckeye Technologies ▼	1,201,869

13,096	Carpenter Technology ▼	671,301

64,709	Commercial Metals	1,084,523

12,811	Minerals Technologies	871,148

39,639	Packaging Corp of America	1,130,901

18,925	Rockwood Holdings ▼ —	1,073,804

16,446	Schnitzer Steel Industries, Class A	1,020,803
	Total Materials	8,013,172
	Telecommunication Services – 1.3%

41,457	NTELOS Holdings	817,947

194,502	PAETEC Holding ▼ —	700,207
	Total Telecommunication Services	1,518,154
	Utilities – 3.6%

31,644	Atmos Energy	1,104,059

34,490	El Paso Electric —	1,068,500

27,809	UIL Holdings ▼	884,882

41,726	Unitil	1,053,999
	Total Utilities	4,111,440
	Total Common Stocks (cost $86,188,192)	112,060,364

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 26.7%

30,907,682	Mount Vernon Securities Lending Prime Portfolio 0.235% Ω †	$30,907,682
	Total Money Market Funds (cost $30,907,682)	30,907,682

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 3.2%
	Money Market Funds 3.2%

3,783,036	First American Prime Obligations Fund, Class Z 0.053% Ω	$3,783,036
	Short-Term Investments (cost $3,783,036)	3,783,036
	Total Investments – 126.7% (cost $120,878,910)	146,751,082
	Other Assets Less Liabilities – (26.7)%	(30,955,203)
	Net Assets – 100.0%	$115,795,879

152	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2010.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	153

Portfolio of Investments (Unaudited)

Nuveen Tactical Market Opportunities Fund

(formerly known as First American Tactical Opportunities Fund)

April 30, 2011

Shares	Description ▲	Value
	EXCHANGE-TRADED FUNDS – 42.6%

20,000	Global X China Consumer	$369,200

32,000	iShares Barclays 1-3 Year Credit Bond Fund	3,358,400

6,300	iShares Barclays MBS Bond Fund	669,627

18,600	iShares JPMorgan USD Emerging Markets Bond Fund	2,008,614

16,000	iShares S&P National AMT-Free Bond Fund	1,630,240

79,000	iShares S&P U.S. Preferred Stock Index Fund	3,162,370

24,000	Market Vectors Emerging Markets Local Currency Bond	669,840

5,000	Market Vectors Gold Miners	310,800

30,000	Market Vectors High Yield Municipal Index	856,800

200	SPDR Barclays Capital Emerging Markets Local Bond	6,518

1,200	SPDR S&P Global Natural Resources	76,920

21,000	Utilities Select Sector SPDR	696,360
	Total Exchange-Traded Funds (cost $13,662,379)	13,815,689

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY – 13.1%

	U.S. Treasury Bond

$4,200	4.500%, 08/15/2039	$4,265,625
	Total U.S. Government & Agency (cost $4,348,113)	4,265,625

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 39.3%

	Money Market Funds – 34.4%

	First American Prime Obligations Fund, Class Z
11,153,119	0.053% Ω	$11,153,119
	U.S. Treasury Obligations – 4.9%

	U.S. Treasury Bills ☐
$100	0.091%, 10/06/2011	99,960
1,500	0.096%, 10/20/2011	1,499,308
$1,600	Total U.S. Treasury Obligations	1,599,268
	Total Short-Term Investments (cost $12,752,321)	12,752,387
	Total Investments (cost $30,762,813) – 95.0%	30,833,701
	Other Assets Less Liabilities – 5.0% ¯	1,615,504
	Net Assets – 100.0%	$32,449,205

154	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
DAX Index	Long	7	6/11	$1,951,659	$193,865
IBEX 35 Index	Short	(8)	5/11	(1,271,184)	(5,635)
MSCI Taiwan Stock Index	Short	(20)	5/11	(639,800)	(8,510)
Nikkei 225 Index	Long	7	6/11	348,075	15,018
OMXS30 Index	Long	17	5/11	325,795	13,641
Russell 2000 Mini Index	Short	(55)	6/11	(4,751,450)	(276,218)
S&P 500 E-Mini Index	Long	85	6/11	5,778,725	243,102
SGX MSCI Singapore Index	Long	11	5/11	666,084	(4,376)
Swiss Market Index	Long	22	6/11	1,658,775	49,529
U.S. Treasury 2 Year Note	Short	(35)	6/11	(7,669,375)	(22,226)
U.S. Treasury 5 Year Note	Short	(22)	6/11	(2,606,313)	(27,351)
					$170,839

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	155

Statement of Assets & Liabilities (Unaudited)

April 30, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Equity Income	Global Infrastructure		International	International Select
Assets
Investments, at value (cost $930,029, $168,689, $572,834 and $710,817, respectively)	$1,227,013	$190,686		$709,098	$813,121
Cash denominated in foreign currencies (cost $–, $42, $11,851, $10,044, respectively)	—	43		12,092	10,227
Cash	—	204		—	—
Receivables:
Dividends	1,485	872		2,840	2,895
Due from broker	10	—		—	—
Interest	1	—		3	7
Investments sold	—	8,326		22,653	11,840
Reclaims	—	32		952	682
Shares sold	1,854	1,334		9	164
Variation margin on futures contracts	—	—		—	—
Other assets	52	38		43	35
Total assets	1,230,415	201,535		747,690	838,971
Liabilities
Cash overdraft	—	—		6,386	5,537
Payables:
Collateral from securities lending program	136,898	—		—	—
Investments purchased	—	5,762		12,193	1,865
Shares redeemed	971	712		299	925
Variation margin on futures contracts	—	—		450	597
Accrued expenses:
Management fees	674	116		599	745
12b-1 distribution and service fees	55	23		9	2
Other	260	152		202	450
Total liabilities	138,858	6,765		20,138	10,121
Net assets	$1,091,557	$194,770		$727,552	$828,850
Class A Shares:
Net assets	$182,932	$69,450		$28,023	$5,519
Shares outstanding	12,798	7,141		2,132	521
Net asset value per share	$14.29	$9.73		$13.15	$10.58
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.16	$10.32		$13.95	$11.23
Class B Shares:
Net assets	$4,436	N/A		$1,393	N/A
Shares outstanding	313	N/A		116	N/A
Net asset value and offering price per share	$14.16	N/A		$11.96	N/A
Class C Shares:
Net assets	$16,947	$11,371		$2,679	$801
Shares outstanding	1,198	1,181		215	76
Net asset value and offering price per share	$14.14	$9.63		$12.48	$10.47
Class R3 Shares(1):
Net assets	$3,604	$—	*	$8	$16
Shares outstanding	253	—	*	1	2
Net asset value and offering price per share	$14.27	$9.87		$13.15	$10.38
Class I Shares(1):
Net assets	$883,639	$113,948		$695,449	$822,515
Shares outstanding	61,343	11,666		52,256	77,587
Net asset value and offering price per share	$14.40	$9.77		$13.31	$10.60
Net Assets Consist of:
Capital paid-in	$771,867	$165,111		$538,513	$698,691
Undistributed (Over-distribution of) net investment income	1,154	588		2,964	3,386
Accumulated net realized gain (loss)	21,552	7,059		47,260	22,464
Net unrealized appreciation (depreciation)	296,984	22,012		138,815	104,309
Net assets	$1,091,557	$194,770		$727,552	$828,850
Authorized shares	2 billion	2 billion		2 billion	2 billion
Par value per share	$0.0001	$0.0001		$0.0001	$0.0001

*	Rounds to less than a thousand. Actual net assets and shares outstanding are $111 and 11, respectively.

156	Nuveen Investments

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Assets
Investments, at value (cost $559,891, $128,344, $213,267 and $1,128,661, respectively)	$722,853	$142,958	$234,253	$1,436,424
Cash denominated in foreign currencies (cost $–, $–, $– and $–, respectively)	—	—	—	—
Cash	—	—	—	—
Receivables:
Dividends	313	52	245	163
Due from broker	8	2	2	18
Interest	—	—	—	1
Investments sold	5,437	4,622	9,254	22,179
Reclaims	—	—	—	—
Shares sold	606	15	104	10,699
Variation margin on futures contracts	—	—	—	—
Other assets	40	47	52	50
Total assets	729,257	147,696	243,910	1,469,534
Liabilities
Cash overdraft	—	—	—	—
Payables:
Collateral from securities lending program	128,252	30,262	36,916	225,157
Investments purchased	5,244	2,979	6,034	17,843
Shares redeemed	381	58	81	10,468
Variation margin on futures contracts	—	—	—	—
Accrued expenses:
Management fees	396	71	123	857
12b-1 distribution and service fees	25	1	14	96
Other	222	67	111	477
Total liabilities	134,520	33,438	43,279	254,898
Net assets	$594,737	$114,258	$200,631	$1,214,636
Class A Shares:
Net assets	$87,022	$3,819	$56,171	$309,135
Shares outstanding	2,442	282	3,421	6,669
Net asset value per share	$35.63	$13.54	$16.42	$46.35
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$37.80	$14.37	$17.42	$49.18
Class B Shares:
Net assets	$3,236	N/A	$1,248	$5,821
Shares outstanding	100	N/A	79	144
Net asset value and offering price per share	$32.50	N/A	$15.84	$40.42
Class C Shares:
Net assets	$6,020	$217	$1,318	$16,398
Shares outstanding	181	17	82	387
Net asset value and offering price per share	$33.23	$12.99	$16.10	$42.40
Class R3 Shares(1):
Net assets	$2,363	$130	$934	$34,626
Shares outstanding	67	10	57	762
Net asset value and offering price per share	$35.11	$13.40	$16.33	$45.44
Class I Shares(1):
Net assets	$496,096	$110,092	$140,960	$848,656
Shares outstanding	13,421	8,090	8,541	16,996
Net asset value and offering price per share	$36.96	$13.61	$16.50	$49.93
Net Assets Consist of:
Capital paid-in	$392,654	$170,246	$252,088	$750,498
Undistributed (Over-distribution of) net investment income	(500)	(116)	158	(638)
Accumulated net realized gain (loss)	39,621	(70,486)	(72,601)	157,013
Net unrealized appreciation (depreciation)	162,962	14,614	20,986	307,763
Net assets	$594,737	$114,258	$200,631	$1,214,636
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001
N/A	Global Infrastructure, International Select and Large Cap Select do not offer Class B Shares.
(1)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	157

Statement of Assets & Liabilities (Unaudited) (continued)

April 30, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity		Real Estate Securities
Assets
Investments, at value (cost $47,851, $346,423, $211,255 and $3,829,505, respectively)	$53,770	$392,037	$225,754		$4,488,880
Cash denominated in foreign currencies (cost $–, $–, $– and $–, respectively)	—	—	—		—
Cash	—	—	2		—
Receivables:
Dividends	11	186	171		644
Due from broker	1	3	2		74
Interest	—	—	—		1
Investments sold	871	9,525	—		36,210
Reclaims	—	—	—		—
Shares sold	6	179	3		7,187
Variation margin on futures contracts	—	—	10		—
Other assets	34	65	43		103
Total assets	54,693	401,995	225,985		4,533,099
Liabilities
Cash overdraft	—	1,031	—		—
Payables:
Collateral from securities lending program	13,668	66,419	29,029		1,274,424
Investments purchased	—	3,491	—		23,420
Shares redeemed	61	664	31		4,603
Variation margin on futures contracts	—	—	—		—
Accrued expenses:
Management fees	17	239	57		2,202
12b-1 distribution and service fees	6	36	—		251
Other	74	223	91		990
Total liabilities	13,826	72,103	29,208		1,305,890
Net assets	$40,867	$329,892	$196,777		$3,227,209
Class A Shares:
Net assets	$13,508	$75,647	$183		$846,966
Shares outstanding	1,230	2,963	8		42,143
Net asset value per share	$10.98	$25.53	$23.65		$20.10
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.65	$27.09	23.65	**	$21.33
Class B Shares:
Net assets	$1,198	$2,850	N/A		$2,978
Shares outstanding	129	118	N/A		152
Net asset value and offering price per share	$9.28	$24.08	N/A		$19.64
Class C Shares:
Net assets	$2,415	$11,842	$128		$69,448
Shares outstanding	239	481	5		3,527
Net asset value and offering price per share	$10.12	$24.63	$23.55		$19.69
Class R3 Shares(1):
Net assets	N/A	$20,157	N/A		$69,411
Shares outstanding	N/A	794	N/A		3,413
Net asset value and offering price per share	N/A	$25.40	N/A		$20.34
Class I Shares(1):
Net assets	$23,746	$219,396	$196,466		$2,238,406
Shares outstanding	2,071	8,543	8,292		110,146
Net asset value and offering price per share	$11.47	$25.68	$23.69		$20.32
Net Assets Consist of:
Capital paid-in	$56,998	$293,657	$166,381		$2,520,508
Undistributed (Over-distribution of) net investment income	(90)	1,097	774		2,178
Accumulated net realized gain (loss)	(21,960)	(10,476)	15,021		45,148
Net unrealized appreciation (depreciation)	5,919	45,614	14,601		659,375
Net assets	$40,867	$329,892	$196,777		$3,227,209
Authorized shares	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001

**	Quantitative Enhanced Core Equity does not have a maximum sales charge.

158	Nuveen Investments

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Assets
Investments, at value (cost $155,033, $929,837, $120,879 and $30,763, respectively)	$180,369	$1,064,643	$146,751	$30,834
Cash denominated in foreign currencies (cost $–, $–, $– and $533, respectively)	—	—	—	545
Cash	903	—	769	—
Receivables:
Dividends	13	251	29	—
Due from broker	3	50	2	—
Interest	—	1	—	40
Investments sold	1,979	3,323	—	1,525
Reclaims	—	—	—	—
Shares sold	262	1,554	195	—
Variation margin on futures contracts	—	—	—	15
Other assets	53	59	49	27
Total assets	183,582	1,069,881	147,795	32,986
Liabilities
Cash overdraft	—	—	—	470
Payables:
Collateral from securities lending program	32,287	293,228	30,908	—
Investments purchased	1,500	6,331	694	—
Shares redeemed	398	745	171	—
Variation margin on futures contracts	—	—	—	—
Accrued expenses:
Management fees	112	528	84	39
12b-1 distribution and service fees	14	100	11	—
Other	156	382	131	28
Total liabilities	34,467	301,314	31,999	537
Net assets	$149,115	$768,567	$115,796	$32,449
Class A Shares:
Net assets	$44,407	$361,288	$40,936	$59
Shares outstanding	1,874	24,696	3,223	5
Net asset value per share	$23.70	$14.63	$12.70	$10.97
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.15	$15.52	$13.47	$11.64
Class B Shares:
Net assets	$2,203	$4,030	N/A	N/A
Shares outstanding	107	349	N/A	N/A
Net asset value and offering price per share	$20.66	$11.53	N/A	N/A
Class C Shares:
Net assets	$1,846	$19,701	$1,764	$52
Shares outstanding	85	1,488	158	5
Net asset value and offering price per share	$21.66	$13.24	$11.20	$10.96
Class R3 Shares(1):
Net assets	$2,916	$24,125	$2,623	N/A
Shares outstanding	125	1,689	210	N/A
Net asset value and offering price per share	$23.30	$14.28	$12.50	N/A
Class I Shares(1):
Net assets	$97,742	$359,423	$70,472	$32,339
Shares outstanding	3,824	22,593	5,387	2,945
Net asset value and offering price per share	$25.56	$15.91	$13.08	$10.98
Net Assets Consist of:
Capital paid-in	$112,677	$606,083	$110,365	$31,314
Undistributed (Over-distribution of) net investment income	(721)	(2,135)	(109)	101
Accumulated net realized gain (loss)	11,823	29,813	(20,332)	781
Net unrealized appreciation (depreciation)	25,336	134,806	25,872	253
Net assets	$149,115	$768,567	$115,796	$32,449
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A	Mid Cap Select does not offer Class R3 Shares. Small Cap Value does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.
(1)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	159

Statement of Operations (all dollars are rounded to thousands (000))

Six Months Ended April 30, 2011

	Equity Income	Global Infrastructure	International	International Select
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $138, $201, $775 and $824, respectively)	$14,820	$2,283	$7,038	$8,649
Interest income from affiliated investments	3	—	—	—
Securities lending income	70	—	—	—
Total investment income	14,893	2,283	7,038	8,649
Expenses
Management fees	3,583	773	3,521	4,260
12b-1 service fees – Class A	195	78	34	7
12b-1 distribution and service fees – Class B	24	—	7	—
12b-1 distribution and service fees – Class C	67	48	13	4
12b-1 distribution and service fees – Class R3 (1)	5	—	—	—
Administration fees	366	69	275	358
Shareholders’ servicing agent fees and expenses	266	90	121	146
Custodian’s fees and expenses	22	104	114	335
Directors’ fees and expenses	13	6	11	12
Professional fees	17	22	20	6
Shareholders’ reports – printing and mailing expenses	24	10	14	16
Federal and state registration fees	29	17	20	18
Other expenses	12	6	8	11
Total expenses before expense reimbursement	4,623	1,223	4,158	5,173
Expense reimbursement	(3)	(266)	(117)	(118)
Net expenses	4,620	957	4,041	5,055
Net investment income (loss)	10,273	1,326	2,997	3,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	29,851	8,281	61,428	63,203
Futures contracts	—	—	(6,233)	(8,005)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	108,073	8,493	22,307	22,610
Futures contracts	—	—	9,154	11,416
Net realized and unrealized gain (loss)	137,924	16,774	86,656	89,224
Net increase (decrease) in net assets from operations	$148,197	$18,100	$89,653	$92,818

160	Nuveen Investments

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $–, $8, $20 and $109, respectively)	$2,375	$598	$2,117	$5,594
Interest income from affiliated investments	1	—	—	1
Securities lending income	69	15	24	210
Total investment income	2,445	613	2,141	5,805
Expenses
Management fees	2,228	435	815	4,797
12b-1 service fees – Class A	95	5	68	371
12b-1 distribution and service fees – Class B	17	—	7	28
12b-1 distribution and service fees – Class C	24	1	7	74
12b-1 distribution and service fees – Class R3 (1)	3	—	2	88
Administration fees	248	55	116	529
Shareholders’ servicing agent fees and expenses	222	59	120	475
Custodian’s fees and expenses	15	4	6	29
Directors’ fees and expenses	9	6	6	14
Professional fees	17	17	17	17
Shareholders’ reports – printing and mailing expenses	22	5	13	35
Federal and state registration fees	22	16	17	22
Other expenses	11	6	8	13
Total expenses before expense reimbursement	2,933	609	1,202	6,492
Expense reimbursement	(1)	—	—	(64)
Net expenses	2,932	609	1,202	6,428
Net investment income (loss)	(487)	4	939	(623)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	82,753	23,523	37,381	249,656
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,944	(4,352)	(2,020)	21,829
Futures contracts	—	—	—	—
Net realized and unrealized gain (loss)	98,697	19,171	35,361	271,485
Net increase (decrease) in net assets from operations	$98,210	$19,175	$36,300	$270,862
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	161

Statement of Operations (all dollars are rounded to thousands (000)) (continued)

Six Months Ended April 30, 2011

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $–, $33, $– and $75, respectively)	$180	$3,333	$2,115	$45,594
Interest income from affiliated investments	—	—	—	4
Securities lending income	9	43	14	428
Total investment income	189	3,376	2,129	46,026
Expenses
Management fees	167	1,590	415	10,954
12b-1 service fees – Class A	17	95	—	947
12b-1 distribution and service fees – Class B	6	14	—	14
12b-1 distribution and service fees – Class C	12	60	1	307
12b-1 distribution and service fees – Class R3 (1)	—	49	—	142
Administration fees	18	211	85	1,024
Shareholders’ servicing agent fees and expenses	76	217	73	1,235
Custodian’s fees and expenses	1	11	5	62
Directors’ fees and expenses	5	7	6	29
Professional fees	17	17	17	17
Shareholders’ reports – printing and mailing expenses	7	20	6	80
Federal and state registration fees	17	18	12	69
Other expenses	6	8	6	24
Total expenses before expense reimbursement	349	2,317	626	14,904
Expense reimbursement	(81)	(50)	(187)	(17)
Net expenses	268	2,267	439	14,887
Net investment income (loss)	(79)	1,109	1,690	31,139
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,641	97,359	22,976	93,330
Futures contracts	253	—	133	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	865	(32,893)	5,626	293,322
Futures contracts	—	—	102	—
Net realized and unrealized gain (loss)	6,759	64,466	28,837	386,652
Net increase (decrease) in net assets from operations	$6,680	$65,575	$30,527	$417,791

162	Nuveen Investments

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $–, $–, $–, and $–, respectively)	$293	$1,925	$730	$314
Interest income from affiliated investments	1	2	1	1
Securities lending income	23	284	17	—
Total investment income	317	2,211	748	315
Expenses
Management fees	773	3,039	536	93
12b-1 service fees – Class A	55	440	46	—
12b-1 distribution and service fees – Class B	11	20	—	—
12b-1 distribution and service fees – Class C	9	93	9	—
12b-1 distribution and service fees – Class R3 (1)	6	51	6	—
Administration fees	75	327	74	11
Shareholders’ servicing agent fees and expenses	158	386	132	11
Custodian’s fees and expenses	4	20	3	1
Directors’ fees and expenses	6	11	6	5
Professional fees	17	17	17	16
Shareholders’ reports – printing and mailing expenses	12	43	10	1
Federal and state registration fees	17	11	17	1
Other expenses	8	11	6	5
Total expenses before expense reimbursement	1,151	4,469	862	144
Expense reimbursement	(122)	(135)	(16)	(32)
Net expenses	1,029	4,334	846	112
Net investment income (loss)	(712)	(2,123)	(98)	203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	28,911	128,605	30,675	428
Futures contracts	662	—	—	339
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,433	41,287	1,540	(34)
Futures contracts	—	—	—	205
Net realized and unrealized gain (loss)	38,006	169,892	32,215	938
Net increase (decrease) in net assets from operations	$37,294	$167,769	$32,117	$1,141
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	163

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000))

	Equity Income		Global Infrastructure
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$10,273	$22,884	$1,326	$2,181
Net realized gain (loss) from:
Investments and foreign currency	29,851	20,110	8,281	9,624
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	108,073	85,170	8,493	11,030
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	148,197	128,164	18,100	22,835
Distributions to Shareholders
From net investment income:
Class A	(1,789)	(2,941)	(1,049)	(422)
Class B	(12)	(112)	—	—
Class C	(68)	(143)	(111)	(45)
Class R3 (1)	(22)	(12)	—	—
Class I (1)	(11,200)	(17,684)	(1,697)	(658)
From accumulated net realized gains:
Class A	—	—	(3,081)	—
Class B	—	—	—	—
Class C	—	—	(460)	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	(4,487)	—
Decrease in net assets from distributions to shareholders	(13,091)	(20,892)	(10,885)	(1,125)
Fund Share Transactions
Proceeds from sale of shares	249,947	180,094	46,995	98,672
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,150	6,986	7,872	673
	255,097	187,080	54,867	99,345
Cost of shares redeemed	(125,762)	(150,265)	(20,997)	(26,906)
Net increase (decrease) in net assets from Fund share transactions	129,335	36,815	33,870	72,439
Net increase (decrease) in net assets	264,441	144,087	41,084	94,149
Net assets at the beginning of period	827,116	683,029	153,685	59,536
Net assets at the end of period	$1,091,557	$827,116	$194,770	$153,685
Undistributed (Over-distribution of) net investment income at the end of period	$1,154	$3,972	$588	$2,120

164	Nuveen Investments

	International		International Select
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$2,997	$5,972	$3,594	$7,381
Net realized gain (loss) from:
Investments and foreign currency	61,428	53,592	63,203	37,076
Futures contracts	(6,233)	(3,993)	(8,005)	(195)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,307	5,309	22,610	52,323
Futures contracts	9,154	(5,099)	11,416	(7,356)
Net increase (decrease) in net assets from operations	89,653	55,781	92,818	89,229
Distributions to Shareholders
From net investment income:
Class A	(108)	(112)	(33)	(7)
Class B	—	—	—	—
Class C	—	—	(1)	—
Class R3 (1)	—	—	—	—
Class I (1)	(4,195)	(4,307)	(6,455)	(2,439)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,303)	(4,419)	(6,489)	(2,446)
Fund Share Transactions
Proceeds from sale of shares	6,857	31,093	64,144	331,375
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,104	3,022	1,538	709
	9,961	34,115	65,682	332,084
Cost of shares redeemed	(51,231)	(115,559)	(177,679)	(152,308)
Net increase (decrease) in net assets from Fund share transactions	(41,270)	(81,444)	(111,997)	179,776
Net increase (decrease) in net assets	44,080	(30,082)	(25,668)	266,559
Net assets at the beginning of period	683,472	713,554	854,518	587,959
Net assets at the end of period	$727,552	$683,472	$828,850	$854,518
Undistributed (Over-distribution of) net investment income at the end of period	$2,964	$4,271	$3,386	$6,281
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	165

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000)) (continued)

	Large Cap Growth Opportunities		Large Cap Select
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(487)	$(814)	$4	$285
Net realized gain (loss) from:
Investments and foreign currency	82,753	70,540	23,523	26,152
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,944	61,995	(4,352)	483
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	98,210	131,721	19,175	26,920
Distributions to Shareholders
From net investment income:
Class A	—	(112)	—	(19)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	(1,994)	(150)	(1,121)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(2,106)	(150)	(1,140)
Fund Share Transactions
Proceeds from sale of shares	45,914	63,672	2,923	18,542
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	889	73	545
	45,914	64,561	2,996	19,087
Cost of shares redeemed	(170,836)	(121,837)	(42,345)	(61,060)
Net increase (decrease) in net assets from Fund share transactions	(124,922)	(57,276)	(39,349)	(41,973)
Net increase (decrease) in net assets	(26,712)	72,339	(20,325)	(16,193)
Net assets at the beginning of period	621,449	549,110	134,582	150,775
Net assets at the end of period	$594,737	$621,449	$114,258	$134,582
Undistributed (Over-distribution of) net investment income at the end of period	$(500)	$(13)	$(116)	$66

166	Nuveen Investments

	Large Cap Value		Mid Cap Growth Opportunities
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$939	$3,153	$(623)	$(4,973)
Net realized gain (loss) from:
Investments and foreign currency	37,381	26,403	249,656	195,722
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,020)	8,454	21,829	129,355
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	36,300	38,010	270,862	320,104
Distributions to Shareholders
From net investment income:
Class A	(697)	(728)	—	—
Class B	(6)	(10)	—	—
Class C	(5)	(7)	—	—
Class R3 (1)	(9)	(4)	—	—
Class I (1)	(2,375)	(5,078)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,092)	(5,827)	—	—
Fund Share Transactions
Proceeds from sale of shares	4,519	17,475	139,611	193,095
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,789	4,029	—	—
	6,308	21,504	139,611	193,095
Cost of shares redeemed	(181,657)	(106,527)	(516,756)	(378,326)
Net increase (decrease) in net assets from Fund share transactions	(175,349)	(85,023)	(377,145)	(185,231)
Net increase (decrease) in net assets	(142,141)	(52,840)	(106,283)	134,873
Net assets at the beginning of period	342,772	395,612	1,320,919	1,186,046
Net assets at the end of period	$200,631	$342,772	$1,214,636	$1,320,919
Undistributed (Over-distribution of) net investment income at the end of period	$158	$2,310	$(638)	$(15)
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	167

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000)) (continued)

	Mid Cap Select		Mid Cap Value
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(79)	$(82)	$1,109	$4,209
Net realized gain (loss) from:
Investments and foreign currency	5,641	6,634	97,359	83,856
Futures contracts	253	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	865	1,905	(32,893)	34,723
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	6,680	8,457	65,575	122,788
Distributions to Shareholders
From net investment income:
Class A	—	(37)	(805)	(1,055)
Class B	—	—	(10)	(15)
Class C	—	—	(47)	(46)
Class R3 (1)	—	—	(141)	(180)
Class I (1)	—	(127)	(2,981)	(6,065)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(164)	(3,984)	(7,361)
Fund Share Transactions
Proceeds from sale of shares	1,514	3,609	24,528	79,022
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	66	2,082	5,412
	1,514	3,675	26,610	84,434
Cost of shares redeemed	(6,432)	(16,597)	(339,816)	(230,729)
Net increase (decrease) in net assets from Fund share transactions	(4,918)	(12,922)	(313,206)	(146,295)
Net increase (decrease) in net assets	1,762	(4,629)	(251,615)	(30,868)
Net assets at the beginning of period	39,105	43,734	581,507	612,375
Net assets at the end of period	$40,867	$39,105	$329,892	$581,507
Undistributed (Over-distribution of) net investment income at the end of period	$(90)	$(11)	$1,097	$3,971

168	Nuveen Investments

	Quantitative Enhanced Core Equity		Real Estate Securities
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$1,690	$2,593	$31,139	$35,643
Net realized gain (loss) from:
Investments and foreign currency	22,976	18,592	93,330	252,012
Futures contracts	133	88	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,626	2,535	293,322	278,283
Futures contracts	102	234	—	—
Net increase (decrease) in net assets from operations	30,527	24,042	417,791	565,938
Distributions to Shareholders
From net investment income:
Class A	(3)	(3)	(7,536)	(11,390)
Class B	—	—	(18)	(53)
Class C	(1)	—	(406)	(629)
Class R3 (1)	—	—	(501)	(1,183)
Class I (1)	(2,864)	(2,274)	(20,488)	(29,400)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,868)	(2,277)	(28,949)	(42,655)
Fund Share Transactions
Proceeds from sale of shares	6,966	76,687	883,357	1,423,765
Proceeds from shares issued to shareholders due to reinvestment of distributions	878	901	22,568	33,035
	7,844	77,588	905,925	1,456,800
Cost of shares redeemed	(42,309)	(42,197)	(488,402)	(573,781)
Net increase (decrease) in net assets from Fund share transactions	(34,465)	35,391	417,523	883,019
Net increase (decrease) in net assets	(6,806)	57,156	806,365	1,406,302
Net assets at the beginning of period	203,583	146,427	2,420,844	1,014,542
Net assets at the end of period	$196,777	$203,583	$3,227,209	$2,420,844
Undistributed (Over-distribution of) net investment income at the end of period	$774	$1,951	$2,178	$(12)
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	169

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000)) (continued)

	Small Cap Growth Opportunities		Small Cap Select
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(712)	$(1,495)	$(2,123)	$(2,819)
Net realized gain (loss) from:
Investments and foreign currency	28,911	32,333	128,605	92,494
Futures contracts	662	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,433	11,747	41,287	60,772
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	37,294	42,585	167,769	150,447
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	(184)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	(184)
Fund Share Transactions
Proceeds from sale of shares	21,298	42,064	115,846	232,850
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	133
	21,298	42,064	115,846	232,983
Cost of shares redeemed	(96,062)	(36,524)	(294,281)	(269,169)
Net increase (decrease) in net assets from Fund share transactions	(74,764)	5,540	(178,435)	(36,186)
Net increase (decrease) in net assets	(37,470)	48,125	(10,666)	114,077
Net assets at the beginning of period	186,585	138,460	779,233	665,156
Net assets at the end of period	$149,115	$186,585	$768,567	$779,233
Undistributed (Over-distribution of) net investment income at the end of period	$(721)	$(9)	$(2,135)	$(13)

170	Nuveen Investments

	Small Cap Value		Tactical Opportunities
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(98)	$173	$203	$49
Net realized gain (loss) from:
Investments and foreign currency	30,675	13,113	428	86
Futures contracts	—	—	339	(22)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,540	31,588	(34)	117
Futures contracts	—	—	205	(34)
Net increase (decrease) in net assets from operations	32,117	44,874	1,141	196
Distributions to Shareholders
From net investment income:
Class A	—	(84)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	(1)	—	—
Class I (1)	—	(751)	(155)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	(47)	—
Decrease in net assets from distributions to shareholders	—	(836)	(202)	—
Fund Share Transactions
Proceeds from sale of shares	13,759	23,609	11,857	27,104
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	717	158	—
	13,759	24,326	12,015	27,104
Cost of shares redeemed	(147,241)	(34,151)	(7,805)	—
Net increase (decrease) in net assets from Fund share transactions	(133,482)	(9,825)	4,210	27,104
Net increase (decrease) in net assets	(101,365)	34,213	5,149	27,300
Net assets at the beginning of period	217,161	182,948	27,300	—
Net assets at the end of period	$115,796	$217,161	$32,449	$27,300
Undistributed (Over-distribution of) net investment income at the end of period	$(109)	$(11)	$101	$52
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	171

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INCOME
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2011(e)	$12.42	$.13	$1.89	$2.02	$(.15)	$—	$(.15)	$14.29
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
2008	16.43	.33	(5.28)	(4.95)	(.29)	(1.10)	(1.39)	10.09
2007	15.90	.29	1.96	2.25	(.29)	(1.43)	(1.72)	16.43
2006	13.67	.20	2.32	2.52	(.21)	(.08)	(.29)	15.90
Class B (8/94)
2011(e)	12.25	.08	1.87	1.95	(.04)	—	(.04)	14.16
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
2008	16.23	.22	(5.19)	(4.97)	(.20)	(1.10)	(1.30)	9.96
2007	15.75	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.23
2006	13.57	.09	2.30	2.39	(.13)	(.08)	(.21)	15.75
Class C (2/99)
2011(e)	12.26	.08	1.86	1.94	(.06)	—	(.06)	14.14
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
2008	16.26	.22	(5.20)	(4.98)	(.20)	(1.10)	(1.30)	9.98
2007	15.78	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.26
2006	13.59	.10	2.30	2.40	(.13)	(.08)	(.21)	15.78
Class R3 (9/01)(f)
2011(e)	12.41	.10	1.90	2.00	(.14)	—	(.14)	14.27
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
2008	16.41	.29	(5.26)	(4.97)	(.26)	(1.10)	(1.36)	10.08
2007	15.88	.23	1.98	2.21	(.25)	(1.43)	(1.68)	16.41
2006	13.66	.17	2.31	2.48	(.18)	(.08)	(.26)	15.88
Class I (8/94)(f)
2011(e)	12.53	.15	1.90	2.05	(.18)	—	(.18)	14.40
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85
2008	16.55	.36	(5.30)	(4.94)	(.33)	(1.10)	(1.43)	10.18
2007	16.00	.33	1.98	2.31	(.33)	(1.43)	(1.76)	16.55
2006	13.76	.24	2.33	2.57	(.25)	(.08)	(.33)	16.00

172	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

16.33%	$182,932	1.10	%*	1.92	%*	1.10	%*	1.92	%*	17%
18.46	125,226	1.19		2.87		1.17		2.89		29
10.32	100,059	1.19		3.00		1.19		3.00		48
(32.51)	100,824	1.17		2.45		1.17		2.45		32
15.24	179,379	1.16		1.83		1.16		1.83		20
18.66	171,814	1.18		1.40		1.18		1.40		23

15.90	4,436	1.85	*	1.25	*	1.85	*	1.25	*	17
17.59	5,039	1.94		2.05		1.92		2.07		29
9.41	7,237	1.94		2.28		1.94		2.28		48
(32.95)	9,113	1.92		1.69		1.92		1.69		32
14.40	16,893	1.91		1.09		1.91		1.09		20
17.76	19,845	1.93		.65		1.93		.65		23

15.89	16,947	1.85	*	1.18	*	1.85	*	1.18	*	17
17.60	11,107	1.94		2.20		1.92		2.22		29
9.41	4,921	1.94		2.23		1.94		2.23		48
(32.95)	4,625	1.92		1.69		1.92		1.69		32
14.37	9,241	1.91		1.09		1.91		1.09		20
17.80	11,225	1.93		.68		1.93		.68		23

16.22	3,604	1.35	*	1.55	*	1.35	*	1.55	*	17
18.16	1,204	1.41		2.48		1.39		2.50		29
9.92	122	1.45		2.94		1.45		2.94		48
(32.64)	535	1.42		2.20		1.42		2.20		32
14.98	940	1.41		1.48		1.41		1.48		20
18.33	511	1.57		1.00		1.43		1.14		23

16.49	883,639	.85	*	2.20	*	.85	*	2.20	*	17
18.78	684,540	.94		3.12		.92		3.10		29
10.51	570,690	.94		3.25		.94		3.25		48
(32.29)	574,162	.92		2.70		.92		2.70		32
15.54	1,061,433	.91		2.09		.91		2.09		20
18.89	1,129,971	.93		1.65		.93		1.65		23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	173

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/07)
2011(e)	$9.42	$.07	$.88	$.95	$(.16)	$(.48)	$(.64)	$9.73
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(g)	10.00	.05	(3.62)	(3.57)	—	—	.00	6.43
Class C (11/08)
2011(e)	9.32	.03	.87	.90	(.11)	(.48)	(.59)	9.63
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(h)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)(f)
2011(e)	9.40	.02	.93	.95	—	(.48)	(.48)	9.87
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(h)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)(f)
2011(e)	9.46	.08	.88	.96	(.17)	(.48)	(.65)	9.77
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(g)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

174	Nuveen Investments

	Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

10.76%	$69,450		1.53	%*	1.20	%*	1.21	%*	1.52	%*	138%
22.56	57,594		1.88		1.30		1.25		1.93		314
22.76	19,901		2.47		1.12		1.25		2.34		299
(35.70)	4,022		4.16	*	(2.11	)*	1.25	*	.80	*	304

10.33	11,371		2.28	*	.48	*	1.96	*	.80	*	138
21.62	8,103		2.63		.51		2.00		1.14		314
21.00	3,034		3.22	*	.37	*	2.00	*	1.59	*	299

10.68	—	**	1.81	*	1.07	*	1.33	*	.59	*	138
22.27	8		2.13		.91		1.50		1.54		314
21.48	6		2.72	*	.93	*	1.50	*	2.15	*	299

10.93	113,948		1.28	*	1.47	*	.96	*	1.79	*	138
22.92	87,980		1.63		1.50		1.00		2.13		314
23.14	36,595		2.22		1.35		1.00		2.57		299
(35.70)	17,221		3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
(g)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(h)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than a thousand. Actual net assets are $111.

See accompanying notes to financial statements.

Nuveen Investments	175

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/94)
2011(e)	$11.62	$.04	$1.54	$1.58	$(.05)	$—	$(.05)	$13.15
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
2007	14.80	.15	2.59	2.74	(.13)	(.26)	(.39)	17.15
2006	12.01	.12	2.80	2.92	(.13)	—	(.13)	14.80
Class B (3/95)
2011(e)	10.57	(.01)	1.40	1.39	—	—	—	11.96
2010	9.84	(.02)	.75	.73	—	—	—	10.57
2009	7.92	.02	1.90	1.92	—	—	—	9.84
2008	15.78	.14	(6.52)	(6.38)	(.03)	(1.45)	(1.48)	7.92
2007	13.65	.03	2.39	2.42	(.03)	(.26)	(.29)	15.78
2006	11.09	.02	2.58	2.60	(.04)	—	(.04)	13.65
Class C (9/01)
2011(e)	11.03	(.01)	1.46	1.45	—	—	—	12.48
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
2007	14.13	.03	2.48	2.51	(.02)	(.26)	(.28)	16.36
2006	11.47	.02	2.67	2.69	(.03)	—	(.03)	14.13
Class R3 (4/94)(f)
2011(e)	11.61	.03	1.54	1.57	(.03)	—	(.03)	13.15
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
2007	14.81	.10	2.61	2.71	(.09)	(.26)	(.35)	17.17
2006	11.94	.05	2.82	2.87	—	—	—	14.81
Class I (4/94)(f)
2011(e)	11.78	.05	1.56	1.61	(.08)	—	(.08)	13.31
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81
2007	14.99	.19	2.62	2.81	(.16)	(.26)	(.42)	17.38
2006	12.16	.16	2.83	2.99	(.16)	—	(.16)	14.99

176	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

13.61%	$28,023	1.40	%*	.63	%*	1.36	%*	.67	%*	37%
8.21	26,698	1.59		.51		1.48		.62		56
25.29	27,995	1.59		.90		1.49		1.00		231
(43.82)	25,342	1.54		1.87		1.49		1.92		18
18.92	56,705	1.53		.93		1.49		.97		14
24.50	52,489	1.54		.86		1.51		.89		17

13.15	1,393	2.15	*	(.16	)*	2.11	*	(.13	)*	37%
7.42	1,497	2.34		(.26)		2.23		(.15)		56
24.24	1,976	2.34		.13		2.24		.23		231
(44.19)	2,499	2.29		1.11		2.24		1.16		18
18.05	6,668	2.28		.18		2.24		.22		14
23.50	7,172	2.29		.12		2.26		.15		17

13.15	2,679	2.15	*	(.12	)*	2.11	*	(.09	)*	37
7.50	2,607	2.34		(.25)		2.23		(.14)		56
24.36	3,269	2.34		.14		2.24		.24		231
(44.21)	3,232	2.29		1.15		2.24		1.20		18
18.09	7,173	2.28		.16		2.24		.20		14
23.53	8,049	2.29		.13		2.26		.16		17

13.42	8	1.60	*	.47	*	1.57	*	.49	*	37
7.94	6	1.84		.27		1.73		.38		56
25.39	5	1.84		.63		1.74		.73		231
(43.94)	2	1.79		1.35		1.74		1.40		18
18.66	4	1.78		.56		1.74		.60		14
24.04	1	1.91		.24		1.76		.39		17

13.70	695,449	1.15	*	.89	*	1.11	*	.92	*	37
8.52	652,664	1.34		.76		1.23		.87		56
25.68	680,309	1.34		1.15		1.24		1.25		231
(43.68)	658,276	1.29		2.14		1.24		2.19		18
19.23	1,670,810	1.28		1.17		1.24		1.21		14
24.81	1,738,254	1.29		1.13		1.26		1.16		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2011(e)	$9.54	$.03	$1.07	$1.10	$(.06)	$—	$(.06)	$10.58
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15	(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
2007(g)	10.00	.09	2.07	2.16	(.01)	—	(.01)	12.15
Class C (12/06)
2011(e)	9.43	(.01)	1.06	1.05	(.01)	—	(.01)	10.47
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09	(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
2007(g)	10.00	.03	2.04	2.07	—	—	—	12.07
Class R3 (12/06)(f)
2011(e)	9.48	.03	.87	.90	—	—	—	10.38
2010	8.42	.05	1.01	1.06	—	—	—	9.48
2009	6.52	.09	1.94	2.03	(.13)	—	(.13)	8.42
2008	12.12	.08	(5.46)	(5.38)	(.03)	(.19)	(.22)	6.52
2007(g)	10.00	.07	2.06	2.13	(.01)	—	(.01)	12.12
Class I (12/06)(f)
2011(e)	9.57	.04	1.07	1.11	(.08)	—	(.08)	10.60
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17	(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55
2007(g)	10.00	.13	2.05	2.18	(.01)	—	(.01)	12.17

178	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.54%	$5,519	1.44	%*	.60	%*	1.41	%*	.63	%*	30%
12.72	5,530	1.62		.56		1.49		.69		47
32.32	3,029	1.76		.77		1.49		1.04		64
(45.00)	1,904	1.70		1.31		1.49		1.52		63
21.58	3,228	1.89	*	.55	*	1.49	*	.95	*	45

11.12	801	2.19	*	(.15	)*	2.16	*	(.12	)*	30
12.00	816	2.37		(.05)		2.24		.08		47
31.43	244	2.51		.13		2.24		.40		64
(45.39)	226	2.45		.71		2.24		.92		63
20.75	287	2.64	*	(.10	)*	2.24	*	.30	*	45

9.49	16	1.68	*	.65	*	1.66	*	.65	*	30
12.59	7	1.87		.40		1.74		.53		47
31.99	19	2.01		1.03		1.74		1.30		64
(45.10)	48	1.95		.69		1.74		.90		63
21.27	17	2.14	*	.37	*	1.74	*	.77	*	45

11.61	822,515	1.19	*	.87	*	1.16	*	.90	*	30
13.14	848,165	1.37		.85		1.24		.98		47
32.68	584,667	1.51		.90		1.24		1.17		64
(44.86)	249,805	1.45		1.51		1.24		1.72		63
21.78	343,161	1.64	*	.96	*	1.24	*	1.36	*	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
(g)	For the period December 21, 2006 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	179

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2011(e)	$30.24	$(.07)	$5.46	$5.39	$—	$—	$—	$35.63
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
2008	36.27	.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
2007	29.58	(.05)	7.08	7.03	—	(.34)	(.34)	36.27
2006	27.86	(.02)	1.74	1.72	—	—	—	29.58
Class B (3/99)
2011(e)	27.68	(.17)	4.99	4.82	—	—	—	32.50
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
2008	34.08	(.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
2007	28.01	(.27)	6.68	6.41	—	(.34)	(.34)	34.08
2006	26.58	(.22)	1.65	1.43	—	—	—	28.01
Class C (9/01)
2011(e)	28.30	(.18)	5.11	4.93	—	—	—	33.23
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
2008	34.77	(.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
2007	28.58	(.28)	6.81	6.53	—	(.34)	(.34)	34.77
2006	27.12	(.23)	1.69	1.46	—	—	—	28.58
Class R3 (11/00)(f)
2011(e)	29.83	(.11)	5.39	5.28	—	—	—	35.11
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
2008	35.97	(.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
2007	29.41	(.12)	7.02	6.90	—	(.34)	(.34)	35.97
2006	27.78	(.09)	1.72	1.63	—	—	—	29.41
Class I (12/92)(f)
2011(e)	31.33	(.02)	5.65	5.63	—	—	—	36.96
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09
2008	37.42	.10	(12.07)	(11.97)	(.02)	(3.12)	(3.14)	22.31
2007	30.48	.03	7.30	7.33	(.05)	(.34)	(.39)	37.42
2006	28.64	.05	1.79	1.84	—	—	—	30.48

180	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

17.82%	$87,022	1.17	%*	(.38 )%*	1.17	%*	(.38 )%*	37%
25.03	66,409	1.21		(.36)	1.20		(.35)	106
12.73	56,963	1.22		.24	1.22		.24	112
(34.81)	53,430	1.20		.07	1.20		.07	92
24.01	96,514	1.19		(.15)	1.19		(.15)	102
6.17	90,285	1.19		(.07)	1.19		(.07)	94

17.41	3,236	1.92	*	(1.10)*	1.92	*	(1.10)*	37
24.07	3,473	1.96		(1.07)	1.95		(1.06)	106
11.94	4,749	1.97		(.48)	1.97		(.48)	112
(35.33)	5,907	1.95		(.68)	1.95		(.68)	92
23.13	11,955	1.94		(.90)	1.94		(.90)	102
5.38	13,990	1.94		(.82)	1.94		(.82)	94

17.42	6,020	1.92	*	(1.14)*	1.92	*	(1.14)*	37
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106
11.92	4,509	1.97		(.51)	1.97		(.51)	112
(35.31)	4,368	1.95		(.68)	1.95		(.68)	92
23.09	8,506	1.94		(.90)	1.94		(.90)	102
5.38	8,424	1.94		(.82)	1.94		(.82)	94

17.70	2,363	1.44	*	(.67 )*	1.44	*	(.67 )*	37
24.71	742	1.46		(.60)	1.45		(.59)	106
12.51	667	1.47		(.05)	1.47		(.05)	112
(35.00)	454	1.45		(.18)	1.45		(.18)	92
23.70	566	1.44		(.39)	1.44		(.39)	102
5.87	558	1.57		(.45)	1.44		(.32)	94

17.97	496,096	.92	*	(.07 )*	.92	*	(.07 )*	37
25.34	546,605	.96		(.11)	.95		(.10)	106
13.02	482,222	.97		.48	.97		.48	112
(34.65)	417,337	.95		.32	.95		.32	92
24.32	749,865	.94		.11	.94		.11	102
6.42	793,853	.94		.18	.94		.18	94

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	181

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/03)
2011(e)	$11.65	$(.02)	$1.91	$1.89	$—	$—	$—	$13.54
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
2008	17.05	.06	(6.04)	(5.98)	(.04)	(2.20)	(2.24)	8.83
2007	15.18	.03	2.12	2.15	(.03)	(.25)	(.28)	17.05
2006	14.30	.06	1.48	1.54	(.06)	(.60)	(.66)	15.18
Class C (1/03)
2011(e)	11.22	(.06)	1.83	1.77	—	—	—	12.99
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
2008	16.69	(.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
2007	14.95	(.09)	2.08	1.99	—	(.25)	(.25)	16.69
2006	14.13	(.05)	1.48	1.43	(.01)	(.60)	(.61)	14.95
Class R3 (1/03)(f)
2011(e)	11.54	(.03)	1.89	1.86	—	—	—	13.40
2010	9.74	(.03)	1.89	1.86	(.06)	—	(.06)	11.54
2009	8.78	.01	.98	.99	(.03)	—	(.03)	9.74
2008	16.97	.03	(6.00)	(5.97)	(.02)	(2.20)	(2.22)	8.78
2007	15.12	— **	2.11	2.11	(.01)	(.25)	(.26)	16.97
2006	14.26	.01	1.49	1.50	(.04)	(.60)	(.64)	15.12
Class I (1/03)(f)
2011(e)	11.71	— **	1.92	1.92	(.02)	—	(.02)	13.61
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85
2008	17.10	.09	(6.05)	(5.96)	(.07)	(2.20)	(2.27)	8.87
2007	15.22	.07	2.13	2.20	(.07)	(.25)	(.32)	17.10
2006	14.33	.10	1.49	1.59	(.10)	(.60)	(.70)	15.22

182	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

16.22%	$3,819	1.20	%*	(.24 )%*	1.20	%*	(.21 )%*	72%
19.49	3,487	1.32		(.06)	1.32		(.06)	140
11.54	3,292	1.29		.52	1.29		.52	185
(39.81)	3,608	1.21		.49	1.21		.49	210
14.36	7,998	1.19		.20	1.19		.20	138
11.07	7,152	1.20		.41	1.20		.41	112

15.78	217	1.95	*	(.99 )*	1.95	*	(.96 )*	72
18.60	175	2.07		(.79)	2.07		(.79)	140
10.64	186	2.05		(.23)	2.05		(.23)	185
(40.38)	180	1.96		(.26)	1.96		(.26)	210
13.45	325	1.94		(.57)	1.94		(.57)	138
10.36	248	1.95		(.35)	1.95		(.35)	112

16.12	130	1.45	*	(.49 )*	1.45	*	(.46 )*	72
19.11	117	1.58		(.32)	1.58		(.32)	140
11.31	66	1.56		.12	1.56		.12	185
(39.94)	20	1.46		.24	1.46		.24	210
14.09	37	1.44		.02	1.44		.02	138
10.79	118	1.57		(.04)	1.45		.08	112

16.37	110,092	.95	*	.06 *	.95	*	.10 *	72
19.75	130,803	1.07		.21	1.07		.21	140
11.81	147,231	1.04		.82	1.04		.82	185
(39.63)	207,904	.96		.74	.96		.74	210
14.65	449,201	.94		.45	.94		.45	138
11.37	476,154	.95		.66	.95		.66	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	183

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2011(e)	$14.32	$.03	$2.26	$2.29	$(.19)	$—	$(.19)	$16.42
2010	13.14	.09	1.27	1.36	(.18)	—	(.18)	14.32
2009	12.88	.18	.22	.40	(.14)	—	(.14)	13.14
2008	22.61	.25	(7.02)	(6.77)	(.16)	(2.80)	(2.96)	12.88
2007	22.12	.23	2.19	2.42	(.24)	(1.69)	(1.93)	22.61
2006	19.56	.21	3.19	3.40	(.21)	(.63)	(.84)	22.12
Class B (8/94)
2011(e)	13.75	(.02)	2.17	2.15	(.06)	—	(.06)	15.84
2010	12.61	(.01)	1.21	1.20	(.06)	—	(.06)	13.75
2009	12.39	.09	.21	.30	(.08)	—	(.08)	12.61
2008	21.92	.11	(6.77)	(6.66)	(.07)	(2.80)	(2.87)	12.39
2007	21.54	.07	2.12	2.19	(.12)	(1.69)	(1.81)	21.92
2006	19.12	.06	3.11	3.17	(.12)	(.63)	(.75)	21.54
Class C (2/99)
2011(e)	13.97	(.02)	2.21	2.19	(.06)	—	(.06)	16.10
2010	12.81	(.01)	1.22	1.21	(.05)	—	(.05)	13.97
2009	12.59	.09	.21	.30	(.08)	—	(.08)	12.81
2008	22.21	.11	(6.86)	(6.75)	(.07)	(2.80)	(2.87)	12.59
2007	21.81	.07	2.14	2.21	(.12)	(1.69)	(1.81)	22.21
2006	19.35	.06	3.15	3.21	(.12)	(.63)	(.75)	21.81
Class R3 (9/01)(f)
2011(e)	14.24	.01	2.26	2.27	(.18)	—	(.18)	16.33
2010	13.09	.05	1.26	1.31	(.16)	—	(.16)	14.24
2009	12.85	.13	.23	.36	(.12)	—	(.12)	13.09
2008	22.57	.20	(6.99)	(6.79)	(.13)	(2.80)	(2.93)	12.85
2007	22.10	.17	2.17	2.34	(.18)	(1.69)	(1.87)	22.57
2006	19.55	.12	3.23	3.35	(.17)	(.63)	(.80)	22.10
Class I (2/94)(f)
2011(e)	14.41	.07	2.25	2.32	(.23)	—	(.23)	16.50
2010	13.23	.12	1.27	1.39	(.21)	—	(.21)	14.41
2009	12.95	.21	.23	.44	(.16)	—	(.16)	13.23
2008	22.69	.29	(7.04)	(6.75)	(.19)	(2.80)	(2.99)	12.95
2007	22.19	.29	2.18	2.47	(.28)	(1.69)	(1.97)	22.69
2006	19.62	.26	3.21	3.47	(.27)	(.63)	(.90)	22.19

184	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

16.13%	$56,171	1.18	%*	.45	%*	1.18	%*	.45	%*	77%
10.36	52,567	1.23		.63		1.23		.63		135
3.24	55,401	1.22		1.49		1.22		1.49		68
(34.00)	60,870	1.19		1.41		1.19		1.41		90
11.60	113,223	1.17		1.05		1.17		1.05		81
17.93	115,438	1.19		1.05		1.19		1.05		55

15.69	1,248	1.93	*	(.28	)*	1.93	*	(.28	)*	77
9.54	1,338	1.98		(.10)		1.98		(.10)		135
2.48	2,266	1.97		.83		1.97		.83		68
(34.51)	3,750	1.94		.65		1.94		.65		90
10.76	7,973	1.92		.31		1.92		.31		81
17.04	9,815	1.94		.32		1.94		.32		55

15.73	1,318	1.93	*	(.29	)*	1.93	*	(.29	)*	77
9.45	1,337	1.98		(.10)		1.98		(.10)		135
2.47	2,016	1.97		.76		1.97		.76		68
(34.46)	2,643	1.94		.66		1.94		.66		90
10.71	4,587	1.92		.31		1.92		.31		81
17.05	5,174	1.94		.30		1.94		.30		55

16.02	934	1.43	*	.23	*	1.43	*	.23	*	77
10.04	794	1.49		.35		1.49		.35		135
2.96	340	1.47		1.06		1.47		1.06		68
(34.13)	174	1.44		1.18		1.44		1.18		90
11.25	188	1.42		.78		1.42		.78		81
17.63	164	1.55		.47		1.44		.47		55

16.24	140,960	.93	*	1.01	*	.93	*	1.01	*	77
10.54	286,736	.98		.89		.98		.89		135
3.54	335,589	.97		1.76		.97		1.76		68
(33.80)	401,006	.94		1.66		.94		1.66		90
11.83	726,512	.92		1.30		.92		1.30		81
18.23	825,633	.94		1.29		.94		1.29		55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	185

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2011(e)	$37.26	$(.07)	$9.16	$9.09	$—	$—	$—	$46.35
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
2008	46.57	(.16)	(17.86)	(18.02)	—	(4.67)	(4.67)	23.88
2007	41.43	(.24)	9.19	8.95	—	(3.81)	(3.81)	46.57
2006	40.77	(.11)	5.04	4.93	—	(4.27)	(4.27)	41.43
Class B (3/99)
2011(e)	32.62	(.20)	8.00	7.80	—	—	—	40.42
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
2008	42.21	(.38)	(15.94)	(16.32)	—	(4.67)	(4.67)	21.22
2007	38.15	(.51)	8.38	7.87	—	(3.81)	(3.81)	42.21
2006	38.12	(.38)	4.68	4.30	—	(4.27)	(4.27)	38.15
Class C (9/01)
2011(e)	34.21	(.21)	8.40	8.19	—	—	—	42.40
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
2008	44.03	(.40)	(16.70)	(17.10)	—	(4.67)	(4.67)	22.26
2007	39.65	(.53)	8.72	8.19	—	(3.81)	(3.81)	44.03
2006	39.46	(.40)	4.86	4.46	—	(4.27)	(4.27)	39.65
Class R3 (12/00)(f)
2011(e)	36.58	(.12)	8.98	8.86	—	—	—	45.44
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
2008	46.11	(.24)	(17.64)	(17.88)	—	(4.67)	(4.67)	23.56
2007	41.15	(.34)	9.11	8.77	—	(3.81)	(3.81)	46.11
2006	40.61	(.23)	5.04	4.81	—	(4.27)	(4.27)	41.15
Class I (12/89)(f)
2011(e)	40.09	.01	9.83	9.84	—	—	—	49.93
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94
2008	49.40	(.07)	(19.09)	(19.16)	—	(4.67)	(4.67)	25.57
2007	43.62	(.14)	9.73	9.59	—	(3.81)	(3.81)	49.40
2006	42.61	(.01)	5.29	5.28	—	(4.27)	(4.27)	43.62

186	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

24.40%	$309,135	1.21	%*	(.31 )%*	1.20	%*	(.30 )%*	53%
29.24	275,040	1.23		(.57)	1.23		(.57)	114
20.73	231,743	1.23		(.33)	1.23		(.33)	123
(42.75)	209,052	1.22		(.43)	1.22		(.43)	113
23.36	425,995	1.21		(.56)	1.21		(.56)	96
12.69	322,385	1.23		(.26)	1.23		(.26)	75

23.91	5,821	1.96	*	(1.06)*	1.95	*	(1.05)*	53
28.27	5,490	1.98		(1.31)	1.98		(1.31)	114
19.84	6,762	1.98		(1.06)	1.98		(1.06)	123
(43.18)	7,241	1.97		(1.18)	1.97		(1.18)	113
22.47	15,820	1.96		(1.31)	1.96		(1.31)	96
11.83	15,605	1.98		(1.02)	1.98		(1.02)	75

23.94	16,398	1.96	*	(1.07)*	1.95	*	(1.06)*	53
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114
19.81	12,894	1.98		(1.07)	1.98		(1.07)	123
(43.16)	13,011	1.97		(1.18)	1.97		(1.18)	113
22.42	28,891	1.96		(1.31)	1.96		(1.31)	96
11.84	19,540	1.98		(1.02)	1.98		(1.02)	75

24.22	34,626	1.46	*	(.55 )*	1.45	*	(.54 )*	53
28.94	33,772	1.48		(.82)	1.48		(.82)	114
20.42	26,822	1.48		(.59)	1.48		(.59)	123
(42.88)	21,246	1.47		(.69)	1.47		(.69)	113
23.06	29,490	1.46		(.81)	1.46		(.81)	96
12.41	17,853	1.61		(.70)	1.48		(.57)	75

24.54	848,656	.96	*	.06 *	.95	*	.07 *	53
29.57	993,053	.98		(.31)	.98		(.31)	114
21.00	907,825	.98		(.09)	.98		(.09)	123
(42.59)	732,559	.97		(.18)	.97		(.18)	113
23.68	1,478,374	.96		(.31)	.96		(.31)	96
12.98	1,243,776	.98		(.02)	.98		(.02)	75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	187

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/94)
2011(e)	$9.31	$(.02)	$1.69	$1.67	$—	$—	$—	$10.98
2010	7.65	(.02)	1.70	1.68	(.02)	—	(.02)	9.31
2009	7.00	.03	.62	.65	—	—	—	7.65
2008	10.64	(.01)	(3.63)	(3.64)	—	—	—	7.00
2007	9.57	(.02)	1.09	1.07	—	—	—	10.64
2006	8.03	.01	1.53	1.54	—	—	—	9.57
Class B (8/94)
2011(e)	7.90	(.05)	1.43	1.38	—	—	—	9.28
2010	6.52	(.07)	1.45	1.38	—	—	—	7.90
2009	6.01	(.01)	.52	.51	—	—	—	6.52
2008	9.21	(.07)	(3.13)	(3.20)	—	—	—	6.01
2007	8.34	(.08)	.95	.87	—	—	—	9.21
2006	7.06	(.04)	1.32	1.28	—	—	—	8.34
Class C (2/00)
2011(e)	8.61	(.06)	1.57	1.51	—	—	—	10.12
2010	7.12	(.08)	1.57	1.49	—	—	—	8.61
2009	6.56	(.01)	.57	.56	—	—	—	7.12
2008	10.04	(.08)	(3.40)	(3.48)	—	—	—	6.56
2007	9.09	(.09)	1.04	.95	—	—	—	10.04
2006	7.69	(.05)	1.45	1.40	—	—	—	9.09
Class I (4/94)(f)
2011(e)	9.71	(.01)	1.77	1.76	—	—	—	11.47
2010	7.98	— **	1.77	1.77	(.04)	—	(.04)	9.71
2009	7.31	.06	.64	.70	(.03)	—	(.03)	7.98
2008	11.09	.01	(3.79)	(3.78)	—	—	—	7.31
2007	9.95	— **	1.15	1.15	(.01)	—	(.01)	11.09
2006	8.34	.04	1.57	1.61	—	—	—	9.95

188	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

17.94%	$13,508	1.78	%*	(.84 )%*	1.37	%*	(.44 )%*	86%
22.03	12,402	1.98		(.84)	1.41		(.27)	154
9.32	12,487	1.92		(.02)	1.41		.49	186
(34.21)	12,848	1.60		(.32)	1.41		(.13)	170
11.18	21,817	1.49		(.28)	1.41		(.20)	151
19.18	26,190	1.46		.05	1.39		.12	110

17.47	1,198	2.52	*	(1.58)*	2.12	*	(1.18)*	86
21.17	1,295	2.73		(1.59)	2.16		(1.02)	154
8.49	1,691	2.67		(.71)	2.16		(.20)	186
(34.74)	2,512	2.35		(1.07)	2.16		(.88)	170
10.43	6,883	2.24		(1.02)	2.16		(.94)	151
18.13	8,689	2.21		(.65)	2.14		(.58)	110

17.54	2,415	2.53	*	(1.59)*	2.12	*	(1.18)*	86
20.93	2,332	2.73		(1.60)	2.16		(1.03)	154
8.54	2,526	2.67		(.75)	2.16		(.24)	186
(34.66)	3,068	2.35		(1.07)	2.16		(.88)	170
10.45	5,190	2.24		(1.04)	2.16		(.96)	151
18.21	4,986	2.21		(.71)	2.14		(.64)	110

18.13	23,746	1.53	*	(.59 )*	1.12	%*	(.18 )*	86
22.26	23,076	1.73		(.60)	1.16		(.03)	154
9.62	27,030	1.67		.30	1.16		.81	186
(34.08)	40,409	1.35		(.07)	1.16		.12	170
11.62	79,574	1.24		(.06)	1.16		.02	151
19.30	67,437	1.21		.28	1.14		.35	110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	189

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2011(e)	$22.20	$.03	$3.55	$3.58	$(.25)	$—	$(.25)	$25.53
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
2008	27.83	.21	(9.92)	(9.71)	(.16)	(1.83)	(1.99)	16.13
2007	26.65	.14	2.78	2.92	(.16)	(1.58)	(1.74)	27.83
2006	24.04	.14	3.89	4.03	(.16)	(1.26)	(1.42)	26.65
Class B (8/94)
2011(e)	20.87	(.05)	3.33	3.28	(.07)	—	(.07)	24.08
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
2008	26.48	.03	(9.39)	(9.36)	(.07)	(1.83)	(1.90)	15.22
2007	25.50	(.05)	2.65	2.60	(.04)	(1.58)	(1.62)	26.48
2006	23.12	(.03)	3.71	3.68	(.04)	(1.26)	(1.30)	25.50
Class C (2/99)
2011(e)	21.36	(.06)	3.42	3.36	(.09)	—	(.09)	24.63
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
2008	27.05	.03	(9.60)	(9.57)	(.07)	(1.83)	(1.90)	15.58
2007	26.02	(.06)	2.72	2.66	(.05)	(1.58)	(1.63)	27.05
2006	23.57	(.04)	3.80	3.76	(.05)	(1.26)	(1.31)	26.02
Class R3 (9/01)(f)
2011(e)	22.05	— **	3.52	3.52	(.17)	—	(.17)	25.40
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
2008	27.72	.15	(9.87)	(9.72)	(.13)	(1.83)	(1.96)	16.04
2007	26.56	.06	2.78	2.84	(.10)	(1.58)	(1.68)	27.72
2006	24.00	.05	3.91	3.96	(.14)	(1.26)	(1.40)	26.56
Class I (2/94)(f)
2011(e)	22.37	.09	3.53	3.62	(.31)	—	(.31)	25.68
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42
2008	27.98	.27	(9.99)	(9.72)	(.19)	(1.83)	(2.02)	16.24
2007	26.77	.22	2.80	3.02	(.23)	(1.58)	(1.81)	27.98
2006	24.14	.22	3.89	4.11	(.22)	(1.26)	(1.48)	26.77

190	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

16.20%	$75,647	1.29	%*	.28%*	1.26	%*	.31%*	67%
22.65	76,667	1.25		.58	1.25		.58	123
13.95	130,222	1.25		1.52	1.25		1.52	106
(37.32)	124,275	1.23		.90	1.23		.90	93
11.47	254,342	1.22		.58	1.22		.58	95
17.36	156,576	1.24		.50	1.24		.50	70

15.76	2,850	2.04	*	(.48 )*	2.01	*	(.45 )*	67
21.77	2,815	2.00		(.20)	2.00		(.20)	123
13.13	3,481	1.98		.85	1.98		.85	106
(37.82)	4,133	1.98		.14	1.98		.14	93
10.67	8,360	1.97		(.13)	1.97		(.13)	95
16.45	8,590	1.99		(.17)	1.99		(.17)	70

15.75	11,842	2.04	*	(.48 )*	2.01	*	(.45 )*	67
21.74	11,564	2.00		(.21)	2.00		(.21)	123
13.10	12,040	2.00		.80	2.00		.80	106
(37.80)	13,154	1.98		.14	1.98		.14	93
10.66	26,141	1.97		(.18)	1.97		(.18)	95
16.47	18,162	1.99		(.24)	1.99		(.24)	70

16.04	20,157	1.54	*	.04 *	1.51	*	.07 *	67
22.40	20,195	1.50		.30	1.50		.30	123
13.63	25,664	1.50		1.21	1.50		1.21	106
(37.47)	23,423	1.49		.64	1.49		.64	93
11.18	29,752	1.47		.29	1.47		.29	95
17.06	17,724	1.61		.03	1.49		.15	70

16.29	219,396	1.00	*	.76 *	.98	*	.78 *	67
22.98	470,266	1.00		.78	1.00		.78	123
14.24	440,968	1.00		1.76	1.00		1.76	106
(37.17)	415,486	.99		1.14	.99		1.14	93
11.79	772,178	.97		.86	.97		.86	95
17.63	728,014	.99		.81	.99		.81	70

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	191

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/07)
2011(e)	$20.50	$.16	$3.25	$3.41	$(.26)	$—	$(.26)	$23.65
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
2007(g)	25.00	.06	1.91	1.97	(.07)	—	(.07)	26.90
Class C (7/07)
2011(e)	20.50	.05	3.28	3.33	(.28)	—	(.28)	23.55
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
2007(g)	25.00	.02	1.90	1.92	(.04)	—	(.04)	26.88
Class I (7/07)(f)
2011(e)	20.57	.19	3.26	3.45	(.33)	—	(.33)	23.69
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57
2007(g)	25.00	.11	1.87	1.98	(.08)	—	(.08)	26.90

192	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

16.77%	$183	.85	%*	1.31	%*	.66	%*	1.50	%*	99%
15.24	253	.93		1.05		.70		1.28		142
9.87	243	1.01		1.62		.69		1.94		75
(37.08)	118	1.18		1.29		.70		1.77		153
7.89	131	1.40	*	.21	*	.70	*	.91	*	55

16.39	128	1.62	*	.32	*	1.43	*	.51	*	99
14.46	14	1.68		.20		1.45		.43		142
9.05	4	1.76		1.25		1.44		1.57		75
(37.58)	10	1.93		.51		1.45		.99		153
7.69	15	2.15	*	(.47	)*	1.45	*	.23	*	55

16.90	196,466	.60	*	1.59	*	.41	*	1.78	*	99
15.61	203,316	.68		1.27		.45		1.50		142
10.13	146,180	.76		1.87		.44		2.19		75
(36.93)	89,270	.93		1.51		.45		1.99		153
7.93	48,745	1.15	*	1.03	*	.45	*	1.73	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.
(g)	For the period July 31, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	193

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
2011(e)	$17.58	$.20	$2.50	$2.70	$(.18)	$—	$—	$(.18)	$20.10
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
2007	26.49	.47	(.24)	.23	(.36)	(2.37)	—	(2.73)	23.99
2006	21.42	.47	7.77	8.24	(.58)	(2.59)	—	(3.17)	26.49
Class B (9/95)
2011(e)	17.18	.13	2.44	2.57	(.11)	—	—	(.11)	19.64
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
2007	26.08	.27	(.22)	.05	(.23)	(2.37)	—	(2.60)	23.53
2006	21.14	.29	7.66	7.95	(.42)	(2.59)	—	(3.01)	26.08
Class C (2/00)
2011(e)	17.23	.12	2.46	2.58	(.12)	—	—	(.12)	19.69
2010	12.21	.19	5.12	5.31	(.29)	(.14)	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	(.14)	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
2007	26.17	.26	(.21)	.05	(.23)	(2.37)	—	(2.60)	23.62
2006	21.21	.28	7.70	7.98	(.43)	(2.59)	—	(3.02)	26.17
Class R3 (9/01)(f)
2011(e)	17.79	.17	2.54	2.71	(.16)	—	—	(.16)	20.34
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	(.14)	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
2007	26.72	.38	(.21)	.17	(.32)	(2.37)	—	(2.69)	24.20
2006	21.61	.35	7.90	8.25	(.55)	(2.59)	—	(3.14)	26.72
Class I (6/95)(f)
2011(e)	17.77	.22	2.53	2.75	(.20)	—	—	(.20)	20.32
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	(.14)	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79
2007	26.67	.53	(.24)	.29	(.41)	(2.37)	—	(2.78)	24.18
2006	21.54	.53	7.82	8.35	(.63)	(2.59)	—	(3.22)	26.67

194	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.45%	$846,966	1.20	%*	2.18	%*	1.20	%*	2.18	%*	53%
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117
(37.71)	133,162	1.23		3.31		1.23		3.31		150
.78	203,101	1.22		1.87		1.22		1.87		210
43.25	228,186	1.23		2.06		1.23		2.06		161

15.01	2,978	1.95	*	1.46	*	1.95	*	1.46	*	53
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117
(38.18)	3,276	1.98		2.57		1.98		2.57		150
—	7,391	1.97		1.12		1.97		1.12		210
42.17	7,288	1.98		1.30		1.98		1.30		161

15.01	69,448	1.95	*	1.43	*	1.95	*	1.43	*	53
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117
(38.19)	11,458	1.98		2.56		1.98		2.56		150
.03	18,403	1.97		1.06		1.97		1.06		210
42.16	12,281	1.98		1.25		1.98		1.25		161

15.30	69,411	1.45	*	1.90	*	1.45	*	1.90	*	53
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117
(37.90)	22,813	1.48		3.01		1.48		3.01		150
.52	18,493	1.47		1.52		1.47		1.52		210
42.87	9,423	1.60		1.38		1.48		1.50		161

15.59	2,238,406	.95	*	2.41	*	.95	*	2.41	*	53
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117
(37.56)	526,386	.98		3.51		.98		3.51		150
1.01	652,579	.97		2.12		.97		2.12		210
43.58	756,868	.98		2.31		.98		2.31		161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	195

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/95)
2011(e)	$19.04	$(.12)	$4.78	$4.66	$—	$—	$—	$23.70
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
2008	21.65	(.14)	(7.97)	(8.11)	—	(1.58)	(1.58)	11.96
2007	20.49	(.19)	2.67	2.48	—	(1.32)	(1.32)	21.65
2006	22.79	(.18)	2.37	2.19	—	(4.49)	(4.49)	20.49
Class B (3/99)
2011(e)	16.66	(.17)	4.17	4.00	—	—	—	20.66
2010	12.82	(.27)	4.11	3.84	—	—	—	16.66
2009	10.62	(.18)	2.38	2.20	—	—	—	12.82
2008	19.56	(.23)	(7.13)	(7.36)	—	(1.58)	(1.58)	10.62
2007	18.76	(.31)	2.43	2.12	—	(1.32)	(1.32)	19.56
2006	21.36	(.31)	2.20	1.89	—	(4.49)	(4.49)	18.76
Class C (9/01)
2011(e)	17.46	(.18)	4.38	4.20	—	—	—	21.66
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
2008	20.41	(.24)	(7.46)	(7.70)	—	(1.58)	(1.58)	11.13
2007	19.53	(.33)	2.53	2.20	—	(1.32)	(1.32)	20.41
2006	22.05	(.32)	2.29	1.97	—	(4.49)	(4.49)	19.53
Class R3 (12/00)(f)
2011(e)	18.74	(.14)	4.70	4.56	—	—	—	23.30
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
2008	21.49	(.17)	(7.91)	(8.08)	—	(1.58)	(1.58)	11.83
2007	20.39	(.24)	2.66	2.42	—	(1.32)	(1.32)	21.49
2006	22.75	(.23)	2.36	2.13	—	(4.49)	(4.49)	20.39
Class I (8/95)(f)
2011(e)	20.51	(.09)	5.14	5.05	—	—	—	25.56
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63
2008	23.03	(.10)	(8.54)	(8.64)	—	(1.58)	(1.58)	12.81
2007	21.66	(.15)	2.84	2.69	—	(1.32)	(1.32)	23.03
2006	23.81	(.13)	2.47	2.34	—	(4.49)	(4.49)	21.66

196	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

24.47%	$44,407	1.59	%*	(1.20)%*	1.43	%*	(1.05)%*	60%
30.86	39,501	1.68		(1.26)	1.47		(1.05)	142
21.66	30,202	1.79		(1.21)	1.47		(.89)	169
(40.07)	29,022	1.63		(.99)	1.46		(.82)	138
12.81	149,231	1.59		(1.01)	1.47		(.89)	118
9.91	138,786	1.58		(.99)	1.47		(.88)	209

24.01	2,203	2.34	*	(1.95)*	2.18	*	(1.79)*	60
29.95	2,088	2.43		(2.00)	2.22		(1.79)	142
20.72	2,025	2.54		(1.96)	2.22		(1.64)	169
(40.55)	1,978	2.38		(1.74)	2.21		(1.57)	138
12.03	4,467	2.34		(1.77)	2.22		(1.65)	118
9.03	6,540	2.33		(1.73)	2.22		(1.62)	209

24.06	1,846	2.34	*	(1.95)*	2.18	*	(1.80)*	60
29.91	1,596	2.43		(2.01)	2.22		(1.80)	142
20.75	1,341	2.54		(1.98)	2.22		(1.66)	169
(40.53)	1,104	2.38		(1.73)	2.21		(1.56)	138
11.96	2,295	2.34		(1.76)	2.22		(1.64)	118
9.11	2,664	2.33		(1.74)	2.22		(1.63)	209

24.33	2,916	1.84	*	(1.46)*	1.68	*	(1.31)*	60
30.50	2,185	1.93		(1.52)	1.72		(1.31)	142
21.39	1,469	2.04		(1.56)	1.72		(1.24)	169
(40.24)	433	1.89		(1.21)	1.72		(1.04)	138
12.56	522	1.84		(1.29)	1.72		(1.17)	118
9.62	1,323	1.95		(1.39)	1.72		(1.16)	209

24.62	97,742	1.33	*	(.91 )*	1.18	*	(.75 )*	60
31.22	141,215	1.43		(1.01)	1.22		(.80)	142
22.01	103,423	1.54		(.99)	1.22		(.67)	169
(39.97)	75,355	1.39		(.73)	1.22		(.56)	138
13.10	154,456	1.34		(.76)	1.22		(.64)	118
10.16	182,429	1.33		(.74)	1.22		(.63)	209

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	197

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP SELECT

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/92)
2011(e)	$11.72	$(.04)	$2.95	$2.91	$—	$—	$—	$14.63
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
2008	14.06	(.02)	(4.92)	(4.94)	—	(.85)	(.85)	8.27
2007	15.12	(.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
2006	15.33	(.05)	3.05	3.00	—	(3.21)	(3.21)	15.12
Class B (3/95)
2011(e)	9.27	(.07)	2.33	2.26	—	—	—	11.53
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
2008	11.56	(.08)	(3.99)	(4.07)	—	(.85)	(.85)	6.64
2007	12.88	(.11)	.87	.76	—	(2.08)	(2.08)	11.56
2006	13.58	(.13)	2.64	2.51	—	(3.21)	(3.21)	12.88
Class C (9/01)
2011(e)	10.65	(.08)	2.67	2.59	—	—	—	13.24
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
2008	13.13	(.09)	(4.56)	(4.65)	—	(.85)	(.85)	7.63
2007	14.36	(.12)	.97	.85	—	(2.08)	(2.08)	13.13
2006	14.79	(.16)	2.94	2.78	—	(3.21)	(3.21)	14.36
Class R3 (1/94)(f)
2011(e)	11.46	(.06)	2.88	2.82	—	—	—	14.28
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
2008	13.86	(.04)	(4.85)	(4.89)	—	(.85)	(.85)	8.12
2007	14.98	(.05)	1.01	.96	—	(2.08)	(2.08)	13.86
2006	15.24	(.09)	3.04	2.95	—	(3.21)	(3.21)	14.98
Class I (5/92)(f)
2011(e)	12.73	(.03)	3.21	3.18	—	—	—	15.91
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33
2008	15.10	.01	(5.31)	(5.30)	(.01)	(.85)	(.86)	8.94
2007	16.06	.01	1.11	1.12	—	(2.08)	(2.08)	15.10
2006	16.06	(.01)	3.22	3.21	—	(3.21)	(3.21)	16.06

198	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

24.83%	$361,288	1.25	%*	(.65 )%*	1.21	%*	(.62 )%*	35%
22.98	339,826	1.25		(.49)	1.24		(.48)	88
15.24	295,348	1.26		(.09)	1.26		(.09)	99
(37.00)	166,698	1.26		(.15)	1.26		(.15)	92
7.35	238,129	1.23		(.22)	1.23		(.22)	97
22.46	222,293	1.24		(.38)	1.24		(.38)	111

24.38	4,030	2.00	*	(1.41)*	1.96	*	(1.37)*	35
21.97	3,925	2.00		(1.23)	1.99		(1.22)	88
14.46	5,511	2.01		(.80)	2.01		(.80)	99
(37.52)	6,249	2.01		(.90)	2.01		(.90)	92
6.51	13,720	1.98		(.97)	1.98		(.97)	97
21.59	15,077	1.99		(1.14)	1.99		(1.14)	111

24.32	19,701	2.00	*	(1.41)*	1.96	*	(1.37)*	35
21.99	17,393	2.00		(1.24)	1.99		(1.23)	88
14.42	16,938	2.01		(.80)	2.01		(.80)	99
(37.44)	17,062	2.01		(.90)	2.01		(.90)	92
6.46	34,505	1.98		(.95)	1.98		(.95)	97
21.64	18,794	1.99		(1.14)	1.99		(1.14)	111

24.69	24,125	1.50	*	(.91 )*	1.46	*	(.87)	35
22.70	18,047	1.50		(.72)	1.49		(.71)	88
15.02	24,701	1.51		(.31)	1.51		(.31)	99
(37.19)	23,069	1.51		(.40)	1.51		(.40)	92
6.99	38,181	1.48		(.43)	1.48		(.43)	97
22.23	2,697	1.62		(.72)	1.49		(.59)	111

24.98	359,423	.99	*	(.40 )*	.96	*	(.36 )*	35
23.30	400,042	1.00		(.24)	.99		(.23)	88
15.55	322,658	1.01		.19	1.01		.19	99
(36.86)	289,685	1.01		.10	1.01		.10	92
7.58	691,488	.98		.03	.98		.03	97
22.81	732,252	.99		(.15)	.99		(.15)	111

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	199

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/94)
2011(e)	$10.26	$(.02)	$2.46	$2.44	$—	$—	$—	$12.70
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
2008	13.52	.08	(3.97)	(3.89)	(.14)	(1.37)	(1.51)	8.12
2007	15.38	.12	.48	.60	(.02)	(2.44)	(2.46)	13.52
2006	16.34	.03	2.86	2.89	(.04)	(3.81)	(3.85)	15.38
Class C (2/99)
2011(e)	9.08	(.05)	2.17	2.12	—	—	—	11.20
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
2008	12.19	— **	(3.54)	(3.54)	(.06)	(1.37)	(1.43)	7.22
2007	14.17	.02	.44	.46	—	(2.44)	(2.44)	12.19
2006	15.39	(.07)	2.66	2.59	—	(3.81)	(3.81)	14.17
Class R3 (9/01)(f)
2011(e)	10.11	(.03)	2.42	2.39	—	—	—	12.50
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
2008	13.35	.05	(3.91)	(3.86)	(.12)	(1.37)	(1.49)	8.00
2007	15.24	.10	.47	.57	(.02)	(2.44)	(2.46)	13.35
2006	16.29	(.01)	2.84	2.83	(.07)	(3.81)	(3.88)	15.24
Class I (8/94)(f)
2011(e)	10.55	— **	2.53	2.53	—	—	—	13.08
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45
2008	13.87	.11	(4.08)	(3.97)	(.17)	(1.37)	(1.54)	8.36
2007	15.71	.16	.49	.65	(.05)	(2.44)	(2.49)	13.87
2006	16.62	.07	2.90	2.97	(.07)	(3.81)	(3.88)	15.71

200	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

23.78%	$40,936	1.46	%*	(.32 )%*	1.43	%*	(.29 )%*	21%
25.15	32,332	1.34		(.11)	1.34		(.11)	58
2.40	29,026	1.37		.46	1.37		.46	73
(31.75)	28,344	1.31		.75	1.31		.75	49
4.18	53,498	1.26		.90	1.26		.90	63
20.78	57,922	1.26		.21	1.26		.21	96

23.35	1,764	2.20	*	(1.07)*	2.17	*	(1.04)*	21
24.21	1,843	2.09		(.86)	2.09		(.86)	58
1.56	2,080	2.12		(.27)	2.12		(.27)	73
(32.23)	2,373	2.06		— ***	2.06		— ***	49
3.42	4,006	2.01		.14	2.01		.14	63
19.89	4,405	2.01		(.53)	2.01		(.53)	96

23.64	2,623	1.71	*	(.57 )*	1.68	*	(.54 )*	21
24.85	2,111	1.59		(.35)	1.59		(.35)	58
2.14	2,327	1.62		.19	1.62		.19	73
(31.90)	2,159	1.56		.50	1.56		.50	49
3.96	3,263	1.51		.72	1.51		.72	63
20.44	1,849	1.63		(.21)	1.51		(.09)	96

23.98	70,472	1.13	*	(.01 )*	1.11	*	.01 *	21
25.43	180,875	1.09		.14	1.09		.14	58
2.59	149,515	1.12		.72	1.12		.72	73
(31.56)	158,112	1.06		1.00	1.06		1.00	49
4.45	302,683	1.01		1.15	1.01		1.15	63
21.01	355,148	1.01		.47	1.01		.47	96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	201

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (2/11)
2011(e)	$10.59	$.03	$.35	$.38	$—	$—	$—	$10.97
Class C (2/11)
2011(e)	10.59	.01	.36	.37	—	—	—	10.96
Class I (12/09)(f)
2011(g)	10.62	.09	.37	.46	(.08)	(.02)	(.10)	10.98
2010(h)	10.00	.02	.60	.62	—	—	—	10.62

202	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

3.59%	$59	1.17	%*	1.57	%*	1.25	%*	1.49	%*	89%

3.49	52	1.97	*	.81	*	2.04	*	.74	*	89

4.38	32,339	1.17	*	1.47	*	.90	*	1.74	*	89
6.20	27,300	4.14	*	(1.83	)*	.92	*	1.39	*	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period February 24, 2011 (commencement of operations) through April 30, 2011.
(f)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.
(g)	For the six months ended April 30, 2011.
(h)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	203

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000)

1. General Information and Significant Accounting Policies

General Information

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Income Fund (“Equity Income”) formerly known as First American Equity Income Fund, Nuveen Global Infrastructure Fund (“Global Infrastructure”) formerly known as First American Global Infrastructure Fund, Nuveen International Fund (“International”) formerly known as First American International Fund, Nuveen International Select Fund (“International Select”) formerly known as First American International Select Fund, Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”) formerly known as First American Large Cap Growth Opportunities Fund, Nuveen Large Cap Select Fund (“Large Cap Select”) formerly known as First American Large Cap Select Fund, Nuveen Large Cap Value Fund (“Large Cap Value”) formerly known as First American Large Cap Value Fund, Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) formerly known as First American Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Select Fund (“Mid Cap Select”) formerly known as First American Mid Cap Select Fund, Nuveen Mid Cap Value Fund (“Mid Cap Value”) formerly known as First American Mid Cap Value Fund, Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) formerly known as Nuveen Quantitative Large Cap Core Fund and First American Quantitative Large Cap Core Fund, Nuveen Real Estate Securities Fund (“Real Estate Securities”) formerly known as First American Real Estate Securities Fund, Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”) formerly known as First American Small Cap Growth Opportunities Fund, Nuveen Small Cap Select Fund (“Small Cap Select”) formerly known as First American Small Cap Select Fund, Nuveen Small Cap Value Fund (“Small Cap Value”) formerly known as First American Small Cap Value Fund and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) formerly known as First American Tactical Market Opportunities Fund (each a “Fund” and collectively, the “Funds”), among others.

Equity Income’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies the Sub-Adviser believes are characterized by the ability to pay above average dividends, ability to finance expected growth and strong management. The Fund also invests in convertible debt securities in pursuit of both long-term growth of capital and income. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Global Infrastructure’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets or have at least 50% of the fair market value of their assets invested in infrastructure assets. The Fund will also invest at least 40% of its nets assets in securities of foreign issuers and, in any case, will at least invest 30% of its net assets in such issuers. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Large Cap Select’s investment objective is capital appreciation. Large Cap Value’s investment objective is capital appreciation, with current income as the Fund’s secondary

204	Nuveen Investments

objective. Under normal market conditions, each Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies. Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Mid Cap Select’s investment objective is long-term growth of capital. Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies within the same market capitalization range as the Russell MidCap ® Index. Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500 ® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies within the same market capitalization range of companies in the S&P 500 Index. The Fund may also buy and sell stock index futures contracts.

Small Cap Growth Opportunities’ investment objective is growth of capital. Small Cap Select’s investment objective is capital appreciation. Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, each Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies. Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Estate Securities’ investment objective is to provide above average current income and long-term appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time. The Fund seeks to achieve its objective by investing in U.S. international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund also gains exposure to these assets classes by investing in exchange traded funds (“ETFs”) and derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements.

Each Fund, with the exception of Quantitative Enhanced Core Equity and Tactical Market Opportunities, also invests in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective after the close of business on December 31, 2010, Real Estate Securities suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Effective May 15, 2011, Nuveen Quantitative Large Cap Core Fund is known as Nuveen Quantitative Enhanced Core Equity Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Nuveen Investments	205

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Directors. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are generally based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

206	Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund with the exception of Equity Income and Real Estate Securities, which declare and distribute dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts, respectively” when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable. During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Nuveen Investments	207

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2011, Mid Cap Select and Small Cap Growth Opportunities invested in equity futures contracts as part of the management of the Fund. These Funds’ long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies. International and International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework so that the overall Fund had the desired exposures to key markets. These Funds’ long and short futures contracts were used to implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity and fixed income futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies.

The average number of futures contracts outstanding during the six months ended April 30, 2011, for each Fund, were as follows:

	International	International Select	Mid Cap Select	Quantitative Enhanced Core Equity	Small Cap Growth Opportunities	Tactical Market Opportunities
Average number of futures contracts outstanding*	6,339	6,742	—	7	—	321
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class. Income, realized and unrealized capital gains and losses of the Funds continue to be prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of

208	Nuveen Investments

credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the six months ended April 30, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to U.S. Bancorp Asset Management, Inc. (“USBAM,” formerly known as FAF Advisors, Inc.) for certain securities lending services provided by USBAM. USBAM was the investment adviser to the Funds through December 31, 2010. Collateral for securities on loan was invested in a money market fund administered by USBAM and USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the six months ended April 30, 2011, were as follows:

	Equity Income	Global Infrastructure	International	International Select
Securities lending fees	$17	$—	$—	$—

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Securities lending fees	$18	$4	$7	$59

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Securities lending fees	$2	$12	$4	$106

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Securities lending fees	$5,831	$79	$4	$—

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	209

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Equity Income	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$1,072,274	$—	$—		$1,072,274
Money Market Funds	136,898	—	—		136,898
Short-Term Investments	17,841	—	—		17,841
Total	$1,227,013	$—	$—		$1,227,013

Global Infrastructure	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks**	$179,920	$8,880	$1		$188,801
Short-Term Investments	1,885	—	—		1,885
Total	$181,805	$8,880	$1		$190,686

International	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks**	$610,672	$13,394	$—	***	$624,066
Exchange-Traded Funds	31,890	—	—		31,890
Short-Term Investments	30,002	23,140	—		53,142
Derivatives:
Futures Contracts*	1,977	—	—		1,977
Total	$674,541	$36,534	$—	***	$711,075

International Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks**	$692,250	$14,329	$—	***	$706,579
Exchange-Traded Funds	49,251	—	—		49,251
Short-Term Investments	29,529	27,762	—		57,291
Derivatives:
Futures Contracts*	1,696	—	—		1,696
Total	$772,726	$42,091	$—	***	$814,817

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$593,376	$—	$—		$593,376
Money Market Funds	128,252	—	—		128,252
Short-Term Investments	1,225	—	—		1,225
Total	$722,853	$—	$—		$722,853

Large Cap Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$111,947	$—	$—		$111,947
Money Market Funds	30,262	—	—		30,262
Short-Term Investments	749	—	—		749
Total	$142,958	$—	$—		$142,958

Large Cap Value	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$197,263	$—	$—		$197,263
Money Market Funds	36,916	—	—		36,916
Short-Term Investments	74	—	—		74
Total	$234,253	$—	$—		$234,253

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$1,205,686	$—	$—		$1,205,686
Money Market Funds	225,157	—	—		225,157
Short-Term Investments	5,581	—	—		5,581
Total	$1,436,424	$—	$—		$1,436,424
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
**	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
***	Amount rounds to less than $1,000.

210	Nuveen Investments

Mid Cap Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$40,054	$—	$—		$40,054
Money Market Funds	13,668	—	—		13,668
Short-Term Investments	48	—	—		48
Total	$53,770	$—	$—		$53,770

Mid Cap Value	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$325,618	$—	$—		$325,618
Money Market Funds	66,419	—	—		66,419
Total	$392,037	$—	$—		$392,037

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$193,033	$—	$—		$193,033
Money Market Funds	29,029	—	—		29,029
Short-Term Investments	2,902	790	—		3,692
Derivatives:
Futures Contracts*	102	—	—		102
Total	$225,066	$790	$—		$225,856

Real Estate Securities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$3,186,144	$—	$—		$3,186,144
Private Real Estate Company	—	—	31		31
Money Market Funds	1,274,424	—	—		1,274,424
Short-Term Investments	28,281	—	—		28,281
Total	$4,488,849	$—	$31		$4,488,880

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$144,129	$—	$—	***	$144,129
Money Market Funds	32,287	—	—		32,287
Short-Term Investments	3,953	—	—		3,953
Total	$180,369	$—	$—	***	$180,369

Small Cap Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$748,733	$—	$—		$748,733
Money Market Funds	293,228	—	—		293,228
Short-Term Investments	22,682	—	—		22,682
Total	$1,064,643	$—	$—		$1,064,643

Small Cap Value	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$112,060	$—	$—		$112,060
Money Market Funds	30,908	—	—		30,908
Short-Term Investments	3,783	—	—		3,783
Total	$146,751	$—	$—		$146,751

Tactical Market Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Exchange-Traded Funds	$13,816	$—	$—		$13,816
U.S. Government & Agency	—	4,266	—		4,266
Short-Term Investments	11,153	1,599	—		12,752
Derivatives:
Futures Contracts*	171	—	—		171
Total	$25,140	$5,865	$—		$31,005
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Amount rounds to less than $1,000.

Nuveen Investments	211

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Global Infrastructure Level 3 Common Stocks	International Level 3 Common Stocks		International Select Level 3 Common Stocks		Mid Cap Select Level 3 Common Stocks		Real Estate Securities Level 3 Private Real Estate Company	Small Cap Growth Opportunities Level 3 Common Stocks		Small Cap Select Level 3 Common Stocks
Balance at the beginning of period	$—	$—		$1,507		$—	***	$33	$—	***	$—	***
Gains (losses):
Net realized gains (losses)	—	—		45		—	***	(3)	—	***	—	***
Net change in unrealized appreciation (depreciation)	1	—		(302)		—		2	—		—
Purchases at cost	—	—		—		—		—	—		—
Sales at proceeds	—	—		(79)		—		(1)	—		—
Net discounts (premiums)	—	—		—		—		—	—		—
Transfers in to	—	—	***	—	***	—		—	—		—
Transfers out of	—	—		(1,171)		—	***	—	—	***	—	***
Balance at the end of period	$1	$—	***	$—	***	$—		$31	$—	***	$—
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2011	$1	$—		$—	***	$—		$2	$—		$—
***	Amount rounds to less than $1,000.

During the six months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$7,150	Payable for variation margin on futures contracts*	$5,173

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$7,215	Payable for variation margin on futures contracts*	$5,519

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$102	Payable for variation margin on futures contracts*	$—

212	Nuveen Investments

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$515	Payable for variation margin on futures contracts*	$295
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	49
Total			$515		$344
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts
	International	International Select	Mid Cap Select	Quantitative Enhanced Core Equity	Small Cap Growth Opportunities	Tactical Market Opportunities
Risk Exposure
Equity	$(5,216)	$(3,392)	$253	$133	$662	$280
Foreign Currency Exchange Rate	(1,017)	(4,613)	—	—	—	—
Interest Rate	—	—	—	—	—	59
Total	$(6,233)	$(8,005)	$253	$133	$662	$339

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$5,349	$7,742	$102	$252
Foreign Currency Exchange Rate	3,805	3,674	—	—
Interest Rate	—	—	—	(47)
Total	$9,154	$11,416	$102	$205

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Income
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	4,063	$54,264	2,350	$27,882
Class B	3	45	7	84
Class C	353	4,735	587	6,915
Class R3 (1)	216	2,940	93	1,089
Class I (1)	13,997	187,963	12,184	144,124
Shares issued to shareholders due to reinvestment of distributions:
Class A	121	1,639	226	2,661
Class B	1	12	10	107
Class C	4	58	11	128
Class R3 (1)	2	22	1	11
Class I (1)	252	3,419	343	4,079
	19,012	255,097	15,812	187,080
Shares redeemed:
Class A	(1,469)	(20,001)	(1,792)	(20,975)
Class B	(102)	(1,368)	(287)	(3,330)
Class C	(65)	(864)	(155)	(1,799)
Class R3 (1)	(62)	(851)	(8)	(99)
Class I (1)	(7,529)	(102,678)	(10,482)	(124,062)
	(9,227)	(125,762)	(12,724)	(150,265)
Net increase (decrease)	9,785	$129,335	3,088	$36,815
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Nuveen Investments	213

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Global Infrastructure
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	1,716	$15,799	4,927	$40,687
Class C	343	3,140	541	4,512
Class R3 (1)	—	—	—	—
Class I (1)	3,031	28,056	6,355	53,473
Shares issued to shareholders due to reinvestment of distributions:
Class A	428	3,809	44	372
Class C	52	459	4	40
Class R3 (1)	—	—	—	—
Class I (1)	403	3,604	31	261
	5,973	54,867	11,902	99,345
Shares redeemed:
Class A	(1,118)	(10,316)	(1,409)	(11,596)
Class C	(84)	(785)	(68)	(567)
Class R3 (1)	(1)	(7)	—	—
Class I (1)	(1,065)	(9,889)	(1,766)	(14,743)
	(2,268)	(20,997)	(3,243)	(26,906)
Net increase (decrease)	3,705	$33,870	8,659	$72,439

	International
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	109	$1,340	211	$2,352
Class B	1	6	6	67
Class C	—	62	21	235
Class R3 (1)	—	1	1	1
Class I (1)	436	5,448	2,499	28,438
Shares issued to shareholders due to reinvestment of distributions:
Class A	8	99	9	103
Class B	—	—	—	—
Class C	5	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	244	3,005	251	2,919
	803	9,961	2,998	34,115
Shares redeemed:
Class A	(282)	(3,480)	(520)	(5,764)
Class B	(26)	(290)	(65)	(667)
Class C	(27)	(313)	(104)	(1,100)
Class R3 (1)	—	—	—	—
Class I (1)	(3,828)	(47,148)	(9,647)	(108,028)
	(4,163)	(51,231)	(10,336)	(115,559)
Net increase (decrease)	(3,360)	$(41,270)	(7,338)	$(81,444)

214	Nuveen Investments

	International Select
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	101	$1,000	352	$3,042
Class C	4	37	62	561
Class R3 (1)	2	16	1	2
Class I (1)	6,388	63,091	36,745	327,770
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	28	1	5
Class C	—	1	—	—
Class R3 (1)	—	—	—	—
Class I (1)	152	1,509	78	704
	6,650	65,682	37,239	332,084
Shares redeemed:
Class A	(162)	(1,612)	(131)	(1,140)
Class C	(14)	(138)	(4)	(38)
Class R3 (1)	(1)	(7)	(2)	(15)
Class I (1)	(17,622)	(175,922)	(17,034)	(151,115)
	(17,799)	(177,679)	(17,171)	(152,308)
Net increase (decrease)	(11,149)	$(111,997)	20,068	$179,776

	Large Cap Growth Opportunities
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	500	$16,677	313	$8,454
Class B	6	173	—	14
Class C	51	1,616	6	155
Class R3 (1)	46	1,556	7	173
Class I (1)	754	25,892	1,980	54,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	4	106
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	28	783
	1,357	45,914	2,338	64,561
Shares redeemed:
Class A	(254)	(8,448)	(472)	(12,704)
Class B	(32)	(963)	(88)	(2,161)
Class C	(19)	(601)	(55)	(1,360)
Class R3 (1)	(4)	(122)	(10)	(250)
Class I (1)	(4,778)	(160,702)	(3,781)	(105,362)
	(5,087)	(170,836)	(4,406)	(121,837)
Net increase (decrease)	(3,730)	$(124,922)	(2,068)	$(57,276)
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Nuveen Investments	215

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Large Cap Select
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	45	$588	45	$486
Class C	3	45	—	4
Class R3 (1)	1	6	3	36
Class I (1)	180	2,284	1,646	18,016
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1	17
Class C	—	—	—	—
Class R3 (1)	—	—	—	1
Class I (1)	6	73	49	527
	235	2,996	1,744	19,087
Shares redeemed:
Class A	(63)	(814)	(83)	(894)
Class C	(2)	(30)	(4)	(46)
Class R3 (1)	(1)	(12)	—	(1)
Class I (1)	(3,268)	(41,489)	(5,476)	(60,119)
	(3,334)	(42,345)	(5,563)	(61,060)
Net increase (decrease)	(3,099)	$(39,349)	(3,819)	$(41,973)

	Large Cap Value
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	71	$1,120	140	$1,946
Class B	—	4	—	—
Class C	6	86	6	74
Class R3 (1)	11	169	36	486
Class I (1)	204	3,140	1,074	14,969
Shares issued to shareholders due to reinvestment of distributions:
Class A	42	643	48	671
Class B	—	6	—	10
Class C	—	5	—	6
Class R3 (1)	1	9	—	4
Class I (1)	73	1,126	237	3,338
	408	6,308	1,541	21,504
Shares redeemed:
Class A	(364)	(5,676)	(731)	(10,076)
Class B	(19)	(291)	(83)	(1,124)
Class C	(20)	(300)	(68)	(910)
Class R3 (1)	(10)	(149)	(6)	(81)
Class I (1)	(11,635)	(175,241)	(6,787)	(94,336)
	(12,048)	(181,657)	(7,675)	(106,527)
Net increase (decrease)	(11,640)	$(175,349)	(6,134)	$(85,023)

216	Nuveen Investments

	Mid Cap Growth Opportunities
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	724	$30,248	1,171	$38,764
Class B	2	63	1	39
Class C	23	915	39	1,175
Class R3 (1)	207	8,529	417	13,126
Class I (1)	2,183	99,856	3,994	139,991
	3,139	139,611	5,622	193,095
Shares redeemed:
Class A	(1,436)	(61,524)	(1,828)	(59,512)
Class B	(26)	(951)	(99)	(2,824)
Class C	(33)	(1,266)	(126)	(3,782)
Class R3 (1)	(368)	(15,308)	(439)	(14,166)
Class I (1)	(9,956)	(437,707)	(8,563)	(298,042)
	(11,819)	(516,756)	(11,055)	(378,326)
Net increase (decrease)	(8,680)	$(377,145)	(5,433)	$(185,231)

	Mid Cap Select
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	70	$726	133	$1,134
Class B	—	—	—	—
Class C	4	40	24	192
Class I (1)	70	748	256	2,283
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	4	33
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	4	33
	144	1,514	421	3,675
Shares redeemed:
Class A	(172)	(1,774)	(437)	(3,730)
Class B	(35)	(308)	(95)	(697)
Class C	(36)	(342)	(108)	(866)
Class I (1)	(375)	(4,008)	(1,271)	(11,304)
	(618)	(6,432)	(1,911)	(16,597)
Net increase (decrease)	(474)	$(4,918)	(1,490)	$(12,922)
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Nuveen Investments	217

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Mid Cap Value
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	312	$7,551	826	$16,925
Class B	—	—	—	1
Class C	10	241	34	685
Class R3 (1)	127	3,052	508	10,515
Class I (1)	568	13,684	2,458	50,896
Shares issued to shareholders due to reinvestment of distributions:
Class A	32	765	51	1,027
Class B	1	9	1	14
Class C	2	42	2	41
Class R3 (1)	6	141	9	180
Class I (1)	47	1,125	205	4,150
	1,105	26,610	4,094	84,434
Shares redeemed:
Class A	(834)	(19,984)	(4,548)	(89,871)
Class B	(17)	(389)	(68)	(1,328)
Class C	(73)	(1,707)	(179)	(3,517)
Class R3 (1)	(255)	(5,945)	(1,015)	(20,572)
Class I (1)	(13,098)	(311,791)	(5,579)	(115,441)
	(14,277)	(339,816)	(11,389)	(230,729)
Net increase (decrease)	(13,172)	$(313,206)	(7,295)	$(146,295)

	Quantitative Enhanced Core Equity
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	2	$47	2	$52
Class C	5	108	1	10
Class I (1)	310	6,811	3,897	76,625
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	2	—	2
Class C	—	1	—	—
Class I (1)	40	875	46	899
	357	7,844	3,946	77,588
Shares redeemed:
Class A	(7)	(150)	(4)	(76)
Class C	—	(4)	—	—
Class I (1)	(1,943)	(42,155)	(2,159)	(42,121)
	(1,950)	(42,309)	(2,163)	(42,197)
Net increase (decrease)	(1,593)	$(34,465)	1,783	$35,391

218	Nuveen Investments

	Real Estate Securities
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	11,410	$206,991	25,765	$400,605
Class B	1	13	4	63
Class C	699	12,207	1,946	29,944
Class R3 (1)	1,193	22,101	2,996	46,563
Class I (1)	34,673	642,044	59,982	946,590
Shares issued to shareholders due to reinvestment of distributions:
Class A	369	6,836	664	10,433
Class B	1	15	3	44
Class C	15	270	28	426
Class R3 (1)	26	500	75	1,183
Class I (1)	797	14,948	1,317	20,949
	49,184	905,925	92,780	1,456,800
Shares redeemed:
Class A	(8,667)	(159,238)	(10,506)	(161,112)
Class B	(25)	(444)	(53)	(787)
Class C	(247)	(4,450)	(357)	(5,451)
Class R3 (1)	(504)	(9,418)	(4,064)	(65,341)
Class I (1)	(17,086)	(314,852)	(22,061)	(341,090)
	(26,529)	(488,402)	(37,041)	(573,781)
Net increase (decrease)	22,655	$417,523	55,739	$883,019

	Small Cap Growth Opportunities
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	185	$4,047	368	$6,417
Class B	2	40	2	37
Class C	11	213	24	405
Class R3 (1)	32	687	67	1,127
Class I (1)	703	16,311	1,821	34,078
	933	21,298	2,282	42,064
Shares redeemed:
Class A	(386)	(8,630)	(369)	(6,354)
Class B	(21)	(398)	(35)	(523)
Class C	(17)	(334)	(33)	(520)
Class R3 (1)	(23)	(510)	(52)	(865)
Class I (1)	(3,766)	(86,190)	(1,551)	(28,262)
	(4,213)	(96,062)	(2,040)	(36,524)
Net increase (decrease)	(3,280)	$(74,764)	242	$5,540
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Nuveen Investments	219

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Small Cap Select
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	5,603	$74,387	13,154	$141,839
Class B	1	7	—	5
Class C	27	326	94	932
Class R3 (1)	462	6,083	866	9,184
Class I (1)	2,422	35,043	6,805	80,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	11	133
	8,515	115,846	20,930	232,983
Shares redeemed:
Class A	(9,909)	(129,226)	(15,141)	(164,001)
Class B	(74)	(773)	(302)	(2,625)
Class C	(173)	(2,081)	(401)	(3,931)
Class R3 (1)	(349)	(4,529)	(1,935)	(21,453)
Class I (1)	(11,262)	(157,672)	(6,613)	(77,159)
	(21,767)	(294,281)	(24,392)	(269,169)
Net increase (decrease)	(13,252)	$(178,435)	(3,462)	$(36,186)

	Small Cap Value
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	352	$4,137	171	$1,626
Class C	13	132	28	242
Class R3 (1)	35	398	149	1,416
Class I (1)	757	9,092	2,082	20,325
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	9	81
Class C	—	—	—	—
Class R3 (1)	—	—	—	1
Class I (1)	—	—	68	635
	1,157	13,759	2,507	24,326
Shares redeemed:
Class A	(281)	(3,277)	(560)	(5,270)
Class C	(58)	(586)	(110)	(894)
Class R3 (1)	(34)	(391)	(227)	(2,197)
Class I (1)	(12,508)	(142,987)	(2,702)	(25,790)
	(12,881)	(147,241)	(3,599)	(34,151)
Net increase (decrease)	(11,724)	$(133,482)	(1,092)	$(9,825)

220	Nuveen Investments

	Tactical Market Opportunities
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares Sold:
Class A	5	$57	—	$—
Class C	5	50	—	—
Class I (1)	1,098	11,750	2,571	27,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I (1)	15	158	—	—
	1,123	12,015	2,571	27,104
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I (1)	(739)	(7,805)	—	—
	(739)	(7,805)	—	—
Net increase (decrease)	384	$4,210	2,571	$27,104
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Class B Shares converted to Class A Shares (reflected above as Class A Shares issued and Class B Shares redeemed) during the six months ended April 30, 2011 and fiscal year ended October 31, 2010, were as follows:

Fund	Six Months Ended 4/30/11	Year Ended 10/31/10
Equity Income	64	197
International	13	39
Large Cap Growth Opportunities	20	65
Large Cap Value	14	60
Mid Cap Growth Opportunities	14	59
Mid Cap Select	—	66
Mid Cap Value	11	39
Real Estate Securities	15	21
Small Cap Growth Opportunities	16	9
Small Cap Select	36	212

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2011, were as follows:

	Equity Income	Global Infrastructure	International	International Select
Purchases:
Investment securities	$283,140	$249,213	$237,403	$232,047
U.S. Government obligations	—	—	—	—

Sales and maturities:
Investment securities	159,374	229,344	296,862	360,786
U.S. Government obligations	—	—	—	—

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Purchases:
Investment securities	$217,767	$88,235	$186,921	$632,219
U.S. Government obligations	—	—	—	—

Sales and maturities:
Investment securities	342,085	129,668	366,353	1,017,648
U.S. Government obligations	—	—	—	—

Nuveen Investments	221

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Purchases:
Investment securities	$34,394	$270,064	$191,539	$1,883,575
U.S. Government obligations	—	—	—	—

Sales and maturities:
Investment securities	39,743	586,821	227,625	1,479,253
U.S. Government obligations	—	—	—	—

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Purchases:
Investment securities	$89,427	$254,441	$28,716	$17,195
U.S. Government obligations	—	—	—	2,193

Sales and maturities:
Investment securities	162,848	436,578	161,450	13,384
U.S. Government obligations	—	—	—	1,150

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Equity Income	Global Infrastructure	International	International Select
Cost of investments	$930,070	$169,980	$573,458	$714,531
Gross unrealized:
Appreciation	$301,005	$72,339	$179,052	$154,412
Depreciation	(4,063)	(51,532)	(43,412)	(55,822)
Net unrealized appreciation (depreciation) of investments	$296,942	$20,807	$135,640	$98,590

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Cost of investments	$560,796	$128,396	$213,400	$1,129,505
Gross unrealized:
Appreciation	$164,606	$15,923	$24,650	$312,700
Depreciation	(2,549)	(1,360)	(3,797)	(5,781)
Net unrealized appreciation (depreciation) of investments	$162,057	$14,563	$20,853	$306,919

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Cost of investments	$47,857	$346,724	$211,569	$3,894,614
Gross unrealized:
Appreciation	$6,309	$48,447	$17,545	$668,369
Depreciation	(395)	(3,134)	(3,361)	(74,103)
Net unrealized appreciation (depreciation) of investments	$5,914	$45,313	$14,184	$594,266

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Cost of investments	$155,501	$936,638	$120,930	$30,767
Gross unrealized:
Appreciation	$26,820	$156,366	$28,823	$170
Depreciation	(2,952)	(28,361)	(3,002)	(104)
Net unrealized appreciation (depreciation) of investments	$23,868	$128,005	$25,821	$66

222	Nuveen Investments

Permanent differences, primarily due to the expiration of capital loss carryforwards, net operating losses, equalization, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies, resulted in reclassifications amount the Funds’ components of net assets at October 31, 2010, as follows:

	Equity Income	Global Infrastructure	International	International Select
Capital paid-in	$—	$597	$—	$—
Undistributed (Over-distribution) of net investment income	(112)	123	(1,679)	(922)
Accumulated net realized gain (loss)	112	(720)	1,679	922

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Capital paid-in	$(813)	$—	$—	$(4,965)
Undistributed (Over-distribution) of net investment income	813	—	—	4,971
Accumulated net realized gain (loss)	—	—	—	(6)

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Capital paid-in	$(95,755)	$—	$—	$1,396
Undistributed (Over-distribution) of net investment income	80	(226)	(24)	7,010
Accumulated net realized gain (loss)	95,675	226	24	(8,406)

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Capital paid-in	$(1,494)	$(2,821)	$(724)	$—
Undistributed (Over-distribution) of net investment income	1,494	2,820	659	3
Accumulated net realized gain (loss)	—	1	65	(3)

The following information is provided as of the Funds’ last tax year end. Real Estate Securities last tax year end was December 31, 2010, all other Funds’ last tax year end was October 31, 2010.

The tax components of undistributed net ordinary income and net long-term capital gains at the Funds’ last tax year end, were as follows:

	Equity Income	Global Infrastructure	International	International Select
Undistributed net ordinary income*	$3,943	$9,793	$4,305	$6,304
Undistributed net long-term capital gains	—	428	—	—

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Undistributed net ordinary income*	$—	$77	$2,322	$—
Undistributed net long-term capital gains	—	—	—	—

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Undistributed net ordinary income*	$—	$3,983	$1,957	$—
Undistributed net long-term capital gains	—	—	—	50,718

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Undistributed net ordinary income*	$—	$—	$—	$101
Undistributed net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year, was designated for purposes of the dividends paid deduction as follows:

	Equity Income	Global Infrastructure	International	International Select
Distributions from net ordinary income*	$20,892	$1,125	$4,419	$2,446
Distributions from net long-term capital gains	—	—	—	—

Nuveen Investments	223

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Distributions from net ordinary income*	$2,106	$1,140	$5,827	$—
Distributions from net long-term capital gains	—	—	—	—

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Distributions from net ordinary income*	$164	$7,361	$2,277	$26,868
Distributions from net long-term capital gains	—	—	—	22,429

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Distributions from net ordinary income*	$—	$184	$836	$—
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Income	Global Infrastructure	International	International Select
Expiration:
October 31, 2016	$—	$—	$—	$3,362
October 31, 2017	8,298	—	14,508	35,393
Total	$8,298	$—	$14,508	$38,755

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Expiration:
October 31, 2016	$—	$39,678	$28,962	$—
October 31, 2017	42,227	54,316	80,887	91,799
Total	$42,227	$93,994	$109,849	$91,799

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Expiration:
October 31, 2011	$4,320	$—	$—	$—
October 31, 2016	7,820	21,812	—	—
October 31, 2017	15,708	85,721	7,778	—
Total	$27,848	$107,533	$7,778	$—

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Expiration:
October 31, 2016	$5,118	$—	$13,843	$—
October 31, 2017	11,163	91,990	37,113	—
Total	$16,281	$91,990	$50,956	$—

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors the following annual advisory fee, payable monthly, based on average daily net assets:

224	Nuveen Investments

Fund	Advisory Fee Rate
Equity Income*	.65%
Global Infrastructure	.90
International	1.00
International Select	1.00
Large Cap Growth Opportunities*	.65
Large Cap Select*	.65
Large Cap Value*	.65
Mid Cap Growth Opportunities	.70
Mid Cap Select	.70
Mid Cap Value	.70
Quantitative Enhanced Core Equity	.30
Real Estate Securities	.70
Small Cap Growth Opportunities	1.00
Small Cap Select	.70
Small Cap Value	.70
Tactical Market Opportunities	.75
*	The advisory fees for Equity Income, Large Cap Growth Opportunities, Large Cap Select and Large Cap Value were equal to an annual rate of .65% of the average daily net assets up to $3 billion, .625% of the average daily net assets on the next $2 billion and .60% of the average daily net assets in excess of $5 billion.

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, the Funds’ management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Income	Global Infrastructure	International	International Select
For the first $125 million	.6000%	.7500%	.8500%	.8500%
For the next $125 million	.5875	.7375	.8375	.8375
For the next $250 million	.5750	.7250	.8250	.8250
For the next $500 million	.5625	.7125	.8125	.8125
For the next $1 billion	.5500	.7000	.8000	.8000
For net assets over $2 billion	.5250	.6750	.7750	.7750

Average Daily Net Assets	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
For the first $125 million	.6500%	.5500%	.5500%	.7000%
For the next $125 million	.6375	.5375	.5375	.6875
For the next $250 million	.6250	.5250	.5250	.6750
For the next $500 million	.6125	.5125	.5125	.6625
For the next $1 billion	.6000	.5000	.5000	.6500
For net assets over $2 billion	.5750	.4750	.4750	.6250

Average Daily Net Assets	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
For the first $125 million	.7000%	.7000%	.3000%	.7000%
For the next $125 million	.6875	.6875	.2875	.6875
For the next $250 million	.6750	.6750	.2750	.6750
For the next $500 million	.6625	.6625	.2625	.6625
For the next $1 billion	.6500	.6500	.2500	.6500
For net assets over $2 billion	.6250	.6250	.2250	.6250

Average Daily Net Assets	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
For the first $125 million	.8000%	.7000%	.7000%	.6000%
For the next $125 million	.7875	.6875	.6875	.5875
For the next $250 million	.7750	.6750	.6750	.5750
For the next $500 million	.7625	.6625	.6625	.5625
For the next $1 billion	.7500	.6500	.6500	.5500
For net assets over $2 billion	.7250	.6250	.6250	.5250

Nuveen Investments	225

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Rate
Equity Income	.1956%
Global Infrastructure	.1942
International	.1967
International Select	.1982
Large Cap Growth Opportunities	.1967
Large Cap Select	.1989
Large Cap Value	.1989
Mid Cap Growth Opportunities	.1956
Mid Cap Select	.1975
Mid Cap Value	.1982
Quantitative Enhanced Core Equity	.1967
Real Estate Securities	.1938
Small Cap Growth Opportunities	.1964
Small Cap Select	.1975
Small Cap Value	.1960
Tactical Market Opportunities	.1909

The management fee will compensate Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) served as sub-advisers to International and International Select pursuant to separate sub-advisory agreements with FAF Advisors. Effective January 1, 2011, Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each continue to serve as investment sub-advisers to International and International Select pursuant to separate sub-advisory agreements with Nuveen Fund Advisors. Each sub-adviser had and continues to have discretion to select portfolio securities for its portion of the respective Fund. Altrinsic, HGI, and Lazard are compensated for their services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed the investing Funds an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

226	Nuveen Investments

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Global Infrastructure	International	International Select	Mid Cap Select
Class A	1.2500%	1.4900%	1.4900%	1.4100%
Class B	N/A	2.2400	2.2400	2.1600
Class C	2.000	2.2400	2.2400	2.1600
Class R3 (1)	1.500	1.7400	1.7400	N/A
Class I (1)	1.000	1.2400	1.2400	1.1600

		Quantitative Enhanced Core Equity	Small Cap Growth Opportunities	Tactical Market Opportunities
Class A		.7000%	1.4700%	N/A
Class B		N/A	2.2200	N/A
Class C		1.4500	2.2200	N/A
Class R3 (1)		N/A	1.7200	N/A
Class I (1)		.4500	1.2200	.9500%
N/A	- Fund does not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Global Infrastructure	International	International Select	Mid Cap Select	Mid Cap Value
Class A	1.2500%	1.4900%	1.4900%	1.4100%	1.3400%
Class B	N/A	2.2400	N/A	2.1600	2.0900
Class C	2.000	2.2400	2.2400	2.1600	2.0900
Class R3	1.500	1.7400	1.7400	N/A	1.5900
Class I	1.000	1.2400	1.2400	1.1600	1.0900
Expiration Date	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012

		Quantitative Enhanced Core Equity	Small Cap Growth Opportunities	Small Cap Value	Tactical Market Opportunities
Class A		.7000%	1.4700%	1.500%	1.2000%
Class B		N/A	2.2200	N/A	N/A
Class C		1.4500	2.2200	2.2500	1.9500
Class R3		N/A	1.7200	1.7500	N/A
Class I		.4500	1.2200	1.2500	.9500
Expiration Date		February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012

N/A	- Fund does not offer Class B Shares.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily

Nuveen Investments	227

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund other than Global Infrastructure, International and International Select pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for Global Infrastructure, International and International Select pursuant to an agreement with the Trust. Global Infrastructure, International and International Select pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the six months ended April 30, 2011, Quasar and/or the Nuveen Securities, LLC retained such 12b-1 fees as follows:

	Equity Income	Global Infrastructure	International	International Select
12b-1 fees retained	$56	$27	$5	$2

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
12b-1 fees retained	$14	$—	$5	$24

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
12b-1 fees retained	$5	$13	$—	$198

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
12b-1 fees retained	$11	$17	$2	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

228	Nuveen Investments

During the six months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Equity Income	Global Infrastructure	International	International Select
Sales charges collected	$26	$3	$3	$3
Paid to financial intermediaries	25	2	2	2

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Sales charges collected	$9	$1	$9	$20
Paid to financial intermediaries	8	1	8	18

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Sales charges collected	$3	$6	$—	$6
Paid to financial intermediaries	2	6	—	6

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Sales charges collected	$7	$—	$4	$—
Paid to financial intermediaries	6	—	3	—

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Income	Global Infrastructure	International	International Select
Commission advances	$50	$21	$—	$—

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
Commission advances	$17	$1	$1	$9

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
Commission advances	$—	$2	$—	$34

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
Commission advances	$1	$2	$1	$—

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $14 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of all the Funds, with the exception of Small Cap Growth Opportunities, were sold with an up-front sales charge of 5.50%. Small Cap Growth Opportunities Class A Shares were sold with an up-front sales charge of 4.25%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75% with the exception of Quantitative Enhanced Core Equity. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement

Nuveen Investments	229

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000) (continued)

plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A Shares of Quantitative Enhanced Core Equity are offered to these investors at their net asset value per share with no up-front sales charge. Class A Share purchases of the Funds may be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class C Shares continues to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the six months ended April 30, 2011, as follows:

	Equity Income	Global Infrastructure	International	International Select
CDSC retained	$3	$—	$1	$1

	Large Cap Growth Opportunities	Large Cap Select	Large Cap Value	Mid Cap Growth Opportunities
CDSC retained	$1	$—	$—	$2

	Mid Cap Select	Mid Cap Value	Quantitative Enhanced Core Equity	Real Estate Securities
CDSC retained	$1	$2	$—	$7

	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value	Tactical Market Opportunities
CDSC retained	$—	$2	$—	$—

Affiliated 401(k) Plan

An affiliated 401(k) plan (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Large Cap Growth Opportunities	$86,539
Large Cap Select	15,346
Large Cap Value	132,685
Mid Cap Growth Opportunities	129,554
Mid Cap Value	91,634
Quantitative Enhanced Core Equity	17,935
Small Cap Value	79,419

An affiliated pension plan (the “plan”) also previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Mid Cap Growth Opportunities	$191,102
Mid Cap Value	170,281
Real Estate Securities	48,375
Small Cap Growth Opportunities	46,265
Small Cap Select	49,354
Small Cap Value	48,511

In these transactions, the Funds paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the Funds did not recognize any capital gains from the transactions.

8. New Accounting Pronouncement

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

230	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). In addition, for the Nuveen International Fund (formerly known as the International Fund) (the “International Fund”) and the Nuveen International Select Fund (formerly known as the International Select Fund) (the “International Select Fund”) (collectively, the “International Sub-Advised Funds”), the Prior Board approved new investment sub-advisory agreements (each, a “New International Sub-Advisory Agreement”) between NAM and the sub-advisors of such Funds (which included Altrinsic Global Advisors, LLC (for the International Fund and the International Select Fund), Hansberger Global Investors, Inc. (for the International Fund and the International Select Fund) and Lazard Asset Management LLC (for the International Select Fund) (collectively, the “International Fund Sub-Advisors”)), given that the investment sub-advisory agreements for such Funds (the “Prior International Sub-Advisory Agreements”) between FAF and the applicable International Fund Sub-Advisors would automatically terminate upon the completion of the Transaction. At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Small Cap Select Fund (formerly known as the Small Cap Select Fund) and the Nuveen Real Estate Securities Fund (formerly known as the Real Estate Securities Fund), stockholders of each of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement and stockholders of the International Sub-Advised Funds approved the applicable New International Sub-Advisory Agreements. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement, the NAM Sub-Advisory Agreement and the New International Sub-Advisory Agreements became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for all of the Funds and the New International Sub-Advisory Agreements for the International Sub-Advised Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

Nuveen Investments	231

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process. The Prior Board also considered representations from NFA and FAF that no International Fund Sub-Advisor would change as a result of the Transaction.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on

232	Nuveen Investments

Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

New International Sub-Advisory Agreements. At an in-person meeting held on October 7, 2010, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, considered whether to approve the New International Sub-Advisory Agreements.

The Prior Board considered that completion of the Transaction would result in the termination of the Prior Advisory Agreement for each International Sub-Advised Fund, which would cause each Prior International Sub-Advisory Agreement to automatically terminate upon its terms. In anticipation of the termination of the Prior International Sub-Advisory Agreements, the Prior Board determined that the approval of New International Sub-Advisory Agreements was in the best interests of each International Sub-Advised Fund.

In determining whether to approve New International Sub-Advisory Agreements with respect to each International Sub-Advised Fund, the Prior Board considered representations of FAF and NFA that the Transaction was not expected to impact the nature, extent and quality of services to be provided by the International Fund Sub-Advisors. The Prior Board also considered that the terms of the New International Sub-Advisory Agreements, including the fees payable to the International Fund Sub-Advisors, would not change in any material respect in connection with the Transaction. They considered the sub-advisory fees in light of the changes to the advisory fee and expense structure discussed above, noting that the sub-advisory fee schedules include breakpoints. The Prior Board also considered that the International Sub-Advised Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement to stockholders of the International Sub-Advised Funds and related solicitation expenses. The Prior Board considered that it had recently renewed the Prior International Sub-Advisory Agreements pursuant to an extensive annual renewal process that concluded at its June 2010 meeting. The Prior Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the International Sub-Advised Funds, given the retention of the existing International Fund Sub-Advisors and the continuity of portfolio management expected following the Transaction. The Prior Board concluded, based upon all of these considerations, along with the conclusions the Prior Board reached with respect to the last renewal of each Prior International Sub-Advisory Agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Nuveen Investments	233

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based upon its evaluation of all information and factors it determined to be relevant to its deliberations, and assisted by the advice of independent legal counsel, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, concluded that the New International Sub-Advisory Agreements between NAM (now NFA) and each International Sub-Advised Fund’s International Fund Sub-Advisors should be approved.

234	Nuveen Investments

Notes

Nuveen Investments	235

Notes

236	Nuveen Investments

Notes

Nuveen Investments	237

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, the issue is sold and rolled into a newly selected issue.

Morgan Stanley REIT Index: An unmanaged index of the most actively traded real estate investment trusts.

MSCI All Country World Investable Market Index: An unmanaged index that tracks the performance of small-, mid-, and large-capitalization stocks of non-U.S. companies representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

MSCI EAFE Index: An unmanaged index of common stocks in Europe, Australia, and the Far East.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: An unmanaged small cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Value Index: An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those companies in the Russell Midcap Index (a mid-cap index) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Dividend Only Stocks: A custom benchmark composed of companies in the Standard & Poor’s 500® Index that have an indicated annual dividend.

S&P 500 Index: An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

S&P Global Infrastructure Index: An unmanaged index that is comprised of 75 of the largest publicly listed infrastructure companies from around the world that meet specific investment requirements.

Tax Equalization: The practice of treating a portion of a distribution made to a redeeming shareholder representing his proportionate part of undistributed net investment income and capital gain. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction for tax purposes.

238	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	239

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSTK-0411D

Mutual Funds

Nuveen Index Funds

For investors seeking long term capital appreciation potential.

Semi-Annual Report

April 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Equity Index Fund

(formerly known as First American Equity Index Fund)

Nuveen Mid Cap Index Fund

(formerly known as First American Mid Cap Index Fund)

Nuveen Small Cap Index Fund

(formerly known as First American Small Cap Index Fund)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walt French and David Friar are the portfolio managers for the Funds. Walt has more than 37 years of financial industry experience, while David has more than 13 years. In the following commentary, the portfolio managers discuss their management strategies and the performance of the Funds for the six-month period ended April 30, 2011.

How did the Funds perform during the six-month period ended April 30, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and since-inception periods ending April 30, 2011. Each Fund’s Class A Share total returns are compared with appropriate indexes.

The Class A Shares at net asset value (NAV) of the Nuveen Equity Index Fund underperformed the Standard & Poor’s (S&P) 500 Index over the six-month period. The Nuveen Mid Cap Index Fund slightly underperformed the S&P MidCap 400 Index, while the Nuveen Small Cap Index Fund slightly underperformed the Russell 2000 Index.

How did market conditions affect the performance of the Funds during the six-month period?

The U.S. economy continued to strengthen during the six-month time frame, although data moderated as the period progressed. Manufacturing gains remained solid and employment conditions improved somewhat, strengthening the market’s confidence in the durability of the recovery. Although the housing market remained soft and mortgage credit conditions continued to be tight, improving income and job trends were supportive for consumption. Ongoing headlines out of Europe regarding sovereign debt problems, volatile political conditions in the Middle East and the tragic earthquake and nuclear disaster in Japan combined to introduce market uncertainty and headwinds for global growth. Major emerging market economies moderated their pace of growth, which was a positive factor in light of increased concerns regarding rising commodity prices and inflation pressures.

Nuveen Investments	5

Economic conditions continued to be favorable for most sectors of the U.S. equity market, with corporate profits in general benefiting greatly from stronger sales trends while most costs remained well controlled. While the decision by the Federal Reserve to embark on its second round of quantitative easing boosted inflation fears, it also sustained the economic recovery. The strong rise in commodity prices led to stellar profits for the producers of metals, chemicals and energy products. In addition, continued strength in demand for economically cyclical products in the industrial and technology sectors ultimately led to strong profits in those sectors as well.

Against the backdrop of robust corporate earnings, ample liquidity and ongoing global economic expansion, equity markets produced very strong returns over the six-month period despite a significant March pullback driven by global turmoil. As investors’ appetite for risk increased, smaller sized companies outshone their larger counterparts over the period, as evidenced by the benchmark Russell 2000 Index gaining 23.73%. Mid-cap stocks were not far behind as measured by the benchmark S&P MidCap 400 Index advancing 23.25%. The proxy for the large-cap domestic market, the S&P 500 Index, gained 16.36%. Overseas, stock market performance fell short of U.S. equity returns, particularly in emerging markets as inflation and commodity price concerns moved to the forefront.

What strategies were used to manage the Funds during the reporting period?

Nuveen Equity Index Fund

The Fund is invested to replicate the return of the S&P 500 Index as closely as possible with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the Fund, and we followed this approach during the period.

During this period, the three best-performing sectors were energy, industrials and materials, which advanced 36.6%, 21.6% and 19.1%, respectively. The three lowest-performing sectors were utilities, information technology and consumer staples, which gained 6.7%, 10.3%, and 11.1%, respectively.

In recent years, Standard & Poor’s has shifted the membership of the S&P 500 Index, causing it to be more closely aligned with the largest publicly traded companies in the economy. Thus, the index now reflects some of the most successful firms over the past couple of years, with dramatically increased weights given to companies such as Google and Apple. Unlike a decade ago, however, when many technology firms were bid to exceptional price/earnings multiples, investors are now watching tech earnings scrupulously. Therefore, we do not believe this phenomenon reflects the same bubble-making mentality.

During the period, the Fund was invested in S&P 500 Index Futures to convert cash into the equivalent of an S&P 500 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

6	Nuveen Investments

Nuveen Mid Cap Index Fund

The Fund is invested to replicate the return of the S&P MidCap 400 Index as closely as possible with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P MidCap 400 Index, depending on the size of the Fund, and we followed this approach during the period.

The Fund performed very similarly to the index during the reporting period. The three best-performing sectors were energy, industrials and health care, which advanced 38.8%, 29.5% and 29.5%, respectively. The three lowest-performing sectors were telecommunications, financials and utilities, which gained 6.8%, 14.7%, and 16.6%, respectively.

During the period, the Fund was invested in S&P Mid 400 Index futures to convert cash into the equivalent of an S&P 400 Mid Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Nuveen Small Cap Index Fund

The Fund is invested to replicate the return of the Russell 2000 Index as closely as possible with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in common stocks of between 90% to 100% of the issues included in the Russell 2000 Index, depending on the size of the Fund, and we followed this approach during the period.

The Fund performed very similarly to the index during the reporting period. The three best-performing sectors were energy, materials and health care, which advanced 48.3%, 30.8% and 29.4%, respectively. The three lowest-performing sectors were utilities, financials and telecommunications, which gained 12.6%, 15.1%, and 16.8%, respectively.

The Frank Russell Company, which sponsors the index, recomputes the overall U.S. stock rankings in the middle of each summer. As a result, Russell 2000 companies that have had sharply better returns than their peers, or Russell 1000 companies that have lagged since the prior reconstitution, shift from one index to the other. Although turnover is controlled somewhat, the Russell 2000 Index maintains a distinct small-company focus in this way, with smaller firms joining to replace the companies that graduate to the Russell 1000 Index. Typically, due to mergers, acquisitions or reincorporating outside of the United States, the list of Russell 1000 Index companies shrinks enough by reconstitution that relatively few firms actually move from the Russell 1000 Index to the Russell 2000 Index.

During the period, the Fund was invested in Russell 2000 Index futures to convert cash into the equivalent of a Russell 2000 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility.

Nuveen Investments	7

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	Nuveen Investments

Nuveen Equity Index Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.94%	16.46%	2.47%	2.31%
Standard & Poor’s (S&P) 500 Index***	16.36%	17.22%	2.95%	2.82%

Class B Shares w/o CDSC****	15.51%	15.63%	1.71%	1.55%
Class B Shares w/CDSC****	10.51%	10.63%	1.53%	1.55%
Class C Shares	15.56%	15.65%	1.71%	1.55%
Class I Shares	16.13%	16.81%	2.73%	2.57%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class R3 Shares	15.83%	16.26%	2.22%	4.55%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.97%	2.16%	2.78%
Class B Shares w/o CDSC****	14.12%	1.39%	2.01%
Class B Shares w/CDSC****	9.12%	1.21%	2.01%
Class C Shares	14.09%	1.39%	2.01%
Class I Shares	15.21%	2.41%	3.03%

	Average Annual
	1-Year	5-Year	Since Inception**
Class R3 Shares	14.67%	1.89%	4.27%

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.67%	0.63%
Class B	1.42%	1.38%
Class C	1.42%	1.38%
Class R3	0.92%	0.88%
Class I	0.42%	0.38%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class R3 Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.
****	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Index Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	22.94%	24.39%	5.84%	7.84%
Standard & Poor’s (S&P) MidCap 400 Index***	23.25%	25.07%	6.35%	8.51%

Class R3 Shares	22.74%	24.00%	5.57%	7.64%
Class I Shares	22.98%	24.63%	6.08%	8.11%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	22.37%	23.42%	5.04%	9.62%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.99%	5.53%	8.67%
Class R3 Shares	25.69%	5.25%	8.48%
Class I Shares	26.35%	5.79%	8.94%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	25.09%	4.76%	9.41%

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.84%	0.78%
Class C	1.59%	1.53%
Class R3	1.09%	1.03%
Class I	0.59%	0.53%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/2001.
***	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Nuveen Small Cap Index Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	23.32%	21.47%	3.47%	6.99%
Russell 2000 Index***	23.73%	22.20%	3.89%	7.34%

Class R3 Shares	23.15%	21.14%	3.21%	6.74%
Class I Shares	23.51%	21.79%	3.73%	7.22%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class C Shares	22.79%	20.52%	2.69%	8.19%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.10%	2.92%	7.49%
Class R3 Shares	24.78%	2.68%	7.25%
Class I Shares	25.42%	3.18%	7.71%

	Average Annual
	1-Year	5-Year	Since Inception**
Class C Shares	24.16%	2.17%	7.99%

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.26%	0.89%
Class C	2.01%	1.64%
Class R3	1.51%	1.14%
Class I	1.01%	0.64%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class C Shares are from 9/24/01.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Holding Summaries as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Portfolio Allocation1

Nuveen Mid Cap Index Fund

Portfolio Allocation1

Nuveen Small Cap Index Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	15.9%
Financials	13.4%
Energy	11.4%
Industrials	9.9%
Health Care	9.6%
Consumer Discretionary	9.3%
Consumer Staples	9.1%
Money Market Funds	8.9%
Short-Term Investments	3.7%
Other	8.8%

Portfolio Composition[1]
Financials	14.5%
Information Technology	12.0%
Industrials	11.7%
Consumer Discretionary	9.7%
Health Care	8.5%
Energy	5.2%
Materials	5.1%
Money Market Funds	21.2%
Short-Term Investments	4.3%
Other	7.8%

Portfolio Composition[1]
Financials	13.4%
Information Technology	12.7%
Industrials	10.2%
Consumer Discretionary	8.7%
Health Care	8.7%
Money Market Funds	27.5%
Short-Term Investments	5.8%
Other	13.0%

Top Five Common Stock Holdings[2]
Exxon Mobil	3.5%
Apple	2.6%
Chevron	1.8%
General Electric	1.7%
IBM	1.7%

Top Five Common Stock Holdings[2]
Vertex Pharmaceuticals	0.9%
Cimarex Energy	0.8%
BorgWarner	0.7%
Lubrizol	0.7%
Green Mountain Coffee Roasters	0.6%

Top Five Common Stock Holdings[2]
TIBCO Software	0.4%
VeriFone Holdings	0.4%
Riverbed Technology	0.4%
Rackspace Hosting	0.3%
Brigham Exploration	0.3%

1	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.
4	The percentage of “Other” includes rights, warrants, and closed-end funds held as of the end of the reporting period. Holdings are subject to change.

12	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,159.40	$1,155.11	$1,155.60	$1,158.30	$1,161.30	$1,021.92	$1,018.20	$1,018.20	$1,020.68	$1,023.16
Expenses Incurred During Period	$3.11	$7.11	$7.11	$4.12	$1.77	$2.91	$6.66	$6.66	$4.16	$1.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .58%, 1.33%, 1.33%, .83% and ..33% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,229.40	$1,223.70	$1,227.40	$1,229.80	$1,021.32	$1,017.60	$1,020.08	$1,022.56
Expenses Incurred During Period	$3.87	$7.99	$5.25	$2.49	$3.51	$7.25	$4.76	$2.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45%, .95% and .45% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,233.20	$1,227.90	$1,231.50	$1,235.10	$1,020.88	$1,017.16	$1,019.64	$1,022.12
Expenses Incurred During Period	$4.37	$8.51	$5.75	$2.99	$3.96	$7.70	$5.21	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.04% and .54% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement. The meeting for Nuveen Small Cap Index Fund was subsequently adjourned to December 29, 2010.

	Nuveen Equity Index Fund	Nuveen Mid Cap Index Fund	Nuveen Small Cap Index Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	20,719,860	12,903,944	3,020,507
Against	106,528	37,119	593,102
Abstain	352,441	30,729	70,896
Broker Non-Votes	2,880,285	981,243	249,210
Total	24,059,114	13,953,035	3,933,715
Approval of the Board Members was reached as follows:
John P. Amboian
For	23,642,739	13,893,203	3,817,434
Withhold	416,375	59,832	116,281
Total	24,059,114	13,953,035	3,933,715
Robert P. Bremner
For	23,638,931	13,886,536	3,816,873
Withhold	420,183	66,499	116,842
Total	24,059,114	13,953,035	3,933,715
Jack B. Evans
For	23,648,098	13,892,299	3,817,104
Withhold	411,016	60,736	116,611
Total	24,059,114	13,953,035	3,933,715
William C. Hunter
For	23,647,459	13,891,799	3,817,104
Withhold	411,655	61,236	116,611
Total	24,059,114	13,953,035	3,933,715
David J. Kundert
For	23,634,207	13,886,536	3,817,104
Withhold	424,907	66,499	116,611
Total	24,059,114	13,953,035	3,933,715
William J. Schneider
For	23,633,359	13,887,036	3,817,104
Withhold	425,755	65,999	116,611
Total	24,059,114	13,953,035	3,933,715
Judith M. Stockdale
For	23,644,400	13,893,203	3,817,434
Withhold	414,714	59,832	116,281
Total	24,059,114	13,953,035	3,933,715
Carole E. Stone
For	23,642,751	13,892,703	3,817,203
Withhold	416,363	60,332	116,512
Total	24,059,114	13,953,035	3,933,715
Virginia L. Stringer
For	23,487,384	13,887,704	3,817,434
Withhold	571,730	65,331	116,281
Total	24,059,114	13,953,035	3,933,715
Terence J. Toth
For	23,641,550	13,892,299	3,817,104
Withhold	417,564	60,736	116,611
Total	24,059,114	13,953,035	3,933,715

14	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund

(formerly known as First American Equity Index Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 96.1%

	Consumer Discretionary – 10.2%

5,966	Abercrombie & Fitch, Class A	$422,393

24,364	Amazon.com —	4,787,526

8,418	Apollo Group, Class A —	336,973

4,383	AutoNation ▼ —	148,628

1,827	AutoZone ▼ —	515,908

17,419	Bed Bath & Beyond —	977,554

22,374	Best Buy ▼	698,516

5,161	Big Lots —	212,169

10,913	Cablevision Systems, Class A	384,465

15,089	CarMax ▼ —	523,588

29,512	Carnival	1,123,522

48,067	CBS, Class B	1,212,250

1,300	Chipotle Mexican Grill, Class A ▼ —	346,827

20,227	Coach	1,209,777

189,866	Comcast, Class A	4,982,084

19,216	D.R. Horton ▼	239,047

9,443	Darden Restaurants	443,538

4,215	DeVry	222,974

54,264	DIRECTV, Class A —	2,636,688

19,396	Discovery Communications, Class A ▼ —	858,467

13,682	Expedia	342,460

8,643	Family Dollar Stores	468,537

258,675	Ford Motor ▼ —	4,001,702

10,491	Fortune Brands	682,755

10,354	GameStop, Class A ▼ —	265,891

16,391	Gannett ▼	246,848

29,829	Gap ▼	693,226

10,782	Genuine Parts ▼	578,993

17,415	Goodyear Tire & Rubber —	316,082

20,875	H&R Block ▼	360,928

16,106	Harley-Davidson	600,110

4,765	Harman International Industries	231,245

9,372	Hasbro	438,984

112,069	Home Depot	4,162,242

20,433	International Game Technology	361,460

33,454	Interpublic Group of Companies	393,085

16,186	J.C. Penney ▼	622,352

46,320	Johnson Controls ▼	1,899,120

19,994	Kohl’s	1,053,884

10,012	Leggett & Platt	263,215

10,988	Lennar, Class A	208,662

18,086	Limited Brands	744,420

94,369	Lowe’s	2,477,185

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

28,946	Macy’s	$692,099

19,877	Marriott International, Class A ▼	701,658

23,844	Mattel	637,112

71,168	McDonald’s	5,573,166

20,971	McGraw-Hill	848,696

3,002	Netflix ▼ —	698,475

19,872	Newell Rubbermaid	378,760

156,169	News, Class A	2,782,932

26,105	Nike, Class B ▼	2,148,964

11,478	Nordstrom	545,779

19,423	Omnicom Group ▼	955,417

9,650	O’Reilly Automotive ▼ —	569,929

4,472	Polo Ralph Lauren	584,803

3,362	Priceline.com ▼ —	1,839,048

22,988	Pulte Group ▼ —	186,892

7,233	RadioShack ▼	114,354

8,143	Ross Stores ▼	600,058

6,326	Scripps Networks Interactive, Class A	325,283

2,979	Sears Holdings ▼ —	256,105

6,086	Sherwin-Williams	500,817

12,569	Stanley Black & Decker	913,139

49,199	Staples	1,040,067

51,013	Starbucks	1,846,160

13,141	Starwood Hotels & Resorts Worldwide ▼	782,809

48,422	Target	2,377,519

8,643	Tiffany & Company ▼	600,170

74,731	Time Warner	2,829,305

25,593	Time Warner Cable	1,999,581

27,066	TJX	1,451,279

8,749	Urban Outfitters ▼ —	275,244

5,919	VF ▼	595,215

40,823	Viacom, Class B	2,088,505

129,865	Walt Disney	5,597,182

110	Washington Post, Class B ▼	47,949

5,474	Whirlpool ▼	471,749

11,849	Wyndham Worldwide	410,094

5,198	Wynn Resorts	764,886

31,965	Yum! Brands	1,714,603
	Total Consumer Discretionary	90,442,083
	Consumer Staples – 10.0%

143,056	Altria Group	3,839,623

43,580	Archer-Daniels-Midland	1,613,332

29,390	Avon Products	863,478

7,034	Brown-Forman, Class B	505,463

12,483	Campbell Soup ▼	419,304

9,411	Clorox	655,570

16	Nuveen Investments

Shares	Description ▲	Value

	Consumer Staples (continued)

156,894	Coca-Cola	$10,584,070

22,579	Coca-Cola Enterprises	641,469

33,773	Colgate-Palmolive	2,848,753

29,796	ConAgra Foods	728,512

12,032	Constellation Brands, Class A —	269,396

29,780	Costco Wholesale	2,409,798

93,560	CVS Caremark	3,390,614

12,523	Dean Foods —	140,132

15,317	Dr. Pepper Snapple Group	600,426

7,830	Estee Lauder, Class A	759,510

43,479	General Mills	1,677,420

22,008	H.J. Heinz ▼	1,127,470

10,570	Hershey	609,995

8,748	Hormel Foods	257,279

8,567	JM Smucker	643,125

17,227	Kellogg	986,590

27,653	Kimberly-Clark	1,826,757

119,598	Kraft Foods, Class A	4,016,100

43,489	Kroger ▼	1,057,218

9,953	Lorillard	1,059,995

9,092	McCormick	446,599

13,957	Mead Johnson Nutrition	933,444

10,861	Molson Coors Brewing, Class B ▼	529,474

108,490	PepsiCo	7,473,877

122,894	Philip Morris International	8,533,759

191,526	Procter & Gamble	12,430,037

22,728	Reynolds American	843,436

25,178	Safeway	612,077

42,565	Sara Lee	817,248

14,509	SUPERVALU ▼	163,371

39,847	Sysco ▼	1,151,977

20,393	Tyson Foods, Class A	405,821

63,077	Walgreen	2,694,649

133,969	Wal-Mart Stores	7,365,616

10,088	Whole Foods Market ▼	633,123
	Total Consumer Staples	88,565,907
	Energy – 12.5%

33,935	Anadarko Petroleum	2,678,829

26,173	Apache	3,490,693

29,697	Baker Hughes	2,298,845

7,131	Cabot Oil & Gas	401,333

16,748	Cameron International ▼ —	882,955

44,971	Chesapeake Energy	1,514,174

137,277	Chevron	15,023,594

97,764	ConocoPhillips	7,716,513

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Energy (continued)

15,471	CONSOL Energy	$836,826

27,423	Denbury Resources ▼ —	618,937

29,200	Devon Energy	2,657,200

5,213	Diamond Offshore Drilling	395,510

48,193	El Paso	935,426

18,210	EOG Resources	2,056,091

339,086	Exxon Mobil	29,839,567

17,960	FMC Technologies ▼ —	834,781

62,459	Halliburton	3,152,930

7,618	Helmerich & Payne	505,378

20,551	Hess	1,766,564

48,571	Marathon Oil	2,624,777

7,075	Massey Energy	482,798

13,187	Murphy Oil	1,021,729

19,567	Nabors Industries —	599,533

28,794	National Oilwell Varco	2,208,212

9,186	Newfield Exploration ▼ —	650,369

14,715	Noble ▼	632,892

12,018	Noble Energy	1,156,973

55,585	Occidental Petroleum	6,352,810

18,502	Peabody Energy	1,236,304

7,971	Pioneer Natural Resources ▼	814,875

12,056	QEP Resources	515,153

10,974	Range Resources ▼	619,482

8,638	Rowan —	360,205

93,069	Schlumberger	8,352,942

23,780	Southwestern Energy ▼ —	1,042,991

47,150	Spectra Energy	1,369,236

9,044	Sunoco	385,817

9,832	Tesoro —	266,644

38,908	Valero Energy	1,101,096

40,086	Williams	1,329,653
	Total Energy	110,730,637
	Financials – 14.8%

21,048	ACE	1,415,478

32,154	Aflac	1,806,733

36,227	Allstate	1,225,922

71,535	American Express	3,510,938

9,822	American International Group ▼ —	305,955

16,858	Ameriprise Financial	1,046,207

21,117	AON	1,101,674

9,304	Apartment Investment & Management, Class A - REIT	250,836

6,834	Assurant	271,310

5,886	AvalonBay Communities - REIT ▼	745,226

692,118	Bank of America	8,499,209

18	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

84,921	Bank of New York Mellon	$2,459,312

47,499	BB&T	1,278,673

118,368	Berkshire Hathaway, Class B —	9,860,054

5,612	BlackRock	1,099,615

9,844	Boston Properties - REIT ▼	1,028,993

31,552	Capital One Financial	1,726,841

19,915	CB Richard Ellis Group ▼ —	531,930

68,297	Charles Schwab ▼	1,250,518

20,188	Chubb ▼	1,316,056

11,147	Cincinnati Financial ▼	353,137

1,986,947	Citigroup —	9,120,087

4,720	CME Group	1,396,034

14,043	Comerica	532,651

37,286	Discover Financial Services	926,184

15,129	E*TRADE Financial —	245,695

21,200	Equity Residential Properties Trust - REIT ▼	1,266,064

6,332	Federated Investors, Class B	163,239

63,539	Fifth Third Bancorp	843,163

16,264	First Horizon National ▼	178,091

9,916	Franklin Resources	1,280,354

33,501	Genworth Financial, Class A —	408,377

35,595	Goldman Sachs Group	5,375,202

30,412	Hartford Financial Services Group ▼	881,036

26,638	HCP - REIT ▼	1,055,398

8,504	Health Care - REIT ▼	457,260

46,529	Host Hotels & Resorts - REIT ▼	827,751

37,744	Hudson City Bancorp	359,701

59,038	Huntington Bancshares	400,868

5,044	IntercontinentalExchange —	607,045

31,482	Invesco	782,957

12,726	Janus Capital Group ▼	154,875

272,406	JPMorgan Chase	12,429,885

65,555	KeyCorp ▼	568,362

28,221	Kimco Realty - REIT ▼	551,438

10,410	Legg Mason ▼	386,732

13,533	Leucadia National ▼	523,186

21,595	Lincoln National	674,412

21,500	Loew’s	951,590

6,707	M&T Bank ▼	592,698

37,411	Marsh & McLennan	1,132,805

38,061	Marshall & Ilsley	310,958

72,456	MetLife	3,390,216

13,647	Moody’s ▼	534,144

105,695	Morgan Stanley	2,763,924

10,242	NASDAQ OMX Group ▼ —	277,558

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

16,555	Northern Trust	$827,584

18,473	NYSE Euronext	739,844

24,754	Peoples United Financial	338,882

11,067	Plum Creek Timber - REIT ▼	476,877

35,935	PNC Financial Services Group	2,240,188

21,939	Principal Financial Group ▼	740,441

47,841	Progressive	1,049,632

39,008	ProLogis - REIT ▼	635,440

33,235	Prudential Financial	2,107,764

9,557	Public Storage - REIT ▼	1,121,132

86,010	Regions Financial	631,313

20,307	Simon Property Group - REIT ▼	2,325,964

38,041	SLM —	631,100

34,342	State Street	1,598,620

35,841	SunTrust Banks	1,010,358

17,710	T. Rowe Price Group ▼	1,137,868

5,328	Torchmark	356,550

29,766	Travelers ▼	1,883,592

131,430	U.S. Bancorp	3,393,523

21,177	Unum Group ▼	560,767

11,842	Ventas - REIT ▼	662,323

11,654	Vornado Realty Trust - REIT ▼	1,126,709

360,248	Wells Fargo	10,486,819

21,267	XL Group	519,340

12,763	Zions Bancorporation ▼	312,055
	Total Financials	130,349,242
	Healthcare – 10.6%

105,829	Abbott Laboratories	5,507,341

26,293	Aetna	1,088,004

20,903	Allergan ▼	1,663,043

19,810	AmerisourceBergen	805,078

63,764	Amgen —	3,624,983

39,624	Baxter International	2,254,606

15,875	Becton, Dickinson & Company	1,364,298

16,475	Biogen Idec —	1,603,841

104,173	Boston Scientific ▼ —	780,256

116,418	Bristol-Myers Squibb	3,271,346

6,259	C.R. Bard	668,148

23,918	Cardinal Health	1,044,977

15,260	CareFusion —	448,186

31,792	Celgene —	1,871,913

5,179	Cephalon ▼ —	397,747

2,808	Cerner ▼ —	337,465

18,547	CIGNA	868,556

10,243	Coventry Health Care —	330,542

20	Nuveen Investments

Shares	Description ▲	Value

	Healthcare (continued)

29,848	Covidien	$1,662,235

6,564	DaVita —	578,223

9,822	DENTSPLY International	368,718

3,721	Edwards Lifesciences ▼ —	321,308

70,453	Eli Lilly	2,607,466

36,126	Express Scripts —	2,049,789

20,476	Forest Laboratories —	678,984

54,382	Gilead Sciences —	2,112,197

11,978	Hospira —	679,512

11,526	Humana —	877,359

2,817	Intuitive Surgical —	985,105

187,044	Johnson & Johnson	12,292,533

6,839	Laboratory Corporation of America ▼ —	659,758

12,310	Life Technologies —	679,512

17,387	McKesson	1,443,295

27,659	Medco Health Solutions —	1,641,008

73,127	Medtronic	3,053,052

210,831	Merck	7,579,374

24,596	Mylan —	612,932

6,705	Patterson Companies	232,731

7,754	PerkinElmer	219,206

546,739	Pfizer	11,459,649

10,608	Quest Diagnostics	598,079

22,260	St. Jude Medical	1,189,574

22,118	Stryker	1,304,962

34,807	Tenet Healthcare —	241,213

26,711	Thermo Fisher Scientific —	1,602,392

74,790	UnitedHealth Group	3,681,913

8,529	Varian Medical Systems —	598,736

8,531	Watson Pharmaceuticals ▼ —	529,093

25,679	WellPoint	1,971,890

13,139	Zimmer Holdings ▼ —	857,320
	Total Health Care	93,299,448
	Industrials – 10.9%

48,675	3M	4,731,697

7,309	Avery Dennison	305,078

50,351	Boeing	4,017,003

11,274	C.H. Robinson Worldwide	903,949

43,685	Caterpillar	5,041,687

8,645	Cintas ▼	268,427

25,328	CSX	1,993,060

13,530	Cummins	1,626,035

36,964	Danaher	2,041,891

28,793	Deere & Company	2,807,318

12,756	Dover	867,918

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

3,575	Dun & Bradstreet	$293,794

23,278	Eaton	1,246,071

51,569	Emerson Electric	3,133,333

9,969	Equifax	374,137

14,511	Expeditors International of Washington ▼	787,512

10,082	Fastenal ▼	676,402

21,543	FedEx	2,061,019

3,749	First Solar ▼ —	523,248

3,811	Flowserve	482,549

12,074	Fluor	844,456

25,487	General Dynamics	1,855,963

726,128	General Electric	14,849,317

8,590	Goodrich	759,098

53,620	Honeywell International	3,283,153

31,407	Illinois Tool Works	1,834,483

20,780	Ingersoll-Rand ▼	1,049,390

14,892	Iron Mountain ▼	474,310

12,562	ITT	725,958

8,569	Jacobs Engineering Group ▼ —	425,108

7,203	Joy Global	727,143

7,740	L-3 Communications Holdings	620,671

19,617	Lockheed Martin	1,554,647

24,488	Masco ▼	328,629

8,903	Monster Worldwide ▼ —	146,098

24,351	Norfolk Southern	1,818,533

19,920	Northrop Grumman ▼	1,267,111

25,257	Paccar	1,341,399

7,896	Pall	461,442

11,070	Parker Hannifin	1,044,122

13,935	Pitney Bowes ▼	342,244

9,809	Precision Castparts ▼	1,515,687

14,737	Quanta Services ▼ —	319,498

15,207	R.R. Donnelley & Sons	286,804

24,597	Raytheon	1,194,184

21,235	Republic Services	671,451

10,004	Robert Half International	303,421

9,734	Rockwell Automation ▼	848,123

10,605	Rockwell Collins	669,176

6,519	Roper Industries ▼	563,828

3,503	Ryder System ▼	187,411

4,605	Snap-On	284,451

50,823	Southwest Airlines	597,170

5,839	Stericycle ▼ —	532,984

18,875	Textron ▼	492,638

30,454	Tyco International	1,484,328

22	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

33,576	Union Pacific	$3,474,108

67,503	United Parcel Service, Class B	5,060,700

62,943	United Technologies	5,638,433

4,159	W.W. Grainger	630,504

32,515	Waste Management	1,283,041
	Total Industrials	95,973,343
	Information Technology – 17.5%

34,610	Adobe Systems —	1,161,166

39,361	Advanced Micro Devices —	358,185

23,601	Agilent Technologies —	1,177,926

12,798	Akamai Technologies —	440,763

21,879	Altera	1,065,507

12,030	Amphenol, Class A	672,597

20,488	Analog Devices	825,871

63,001	Apple —	21,938,837

90,225	Applied Materials	1,415,630

15,652	Autodesk —	704,027

35,571	Automatic Data Processing ▼	1,933,283

12,215	BMC Software —	613,559

32,520	Broadcom, Class A	1,144,054

26,160	CA	643,274

378,023	Cisco Systems —	6,638,085

12,830	Citrix Systems —	1,082,082

21,665	Cognizant Technology Solutions, Class A —	1,796,029

11,074	Computer Sciences	564,553

14,960	Compuware ▼ —	169,497

107,068	Corning	2,242,003

114,840	Dell —	1,781,168

78,133	eBay —	2,687,775

22,862	Electronic Arts ▼ —	461,355

141,458	EMC ▼ —	4,008,920

5,522	F5 Networks —	559,710

10,191	Fidelity National Information Services ▼	337,322

11,155	Fiserv —	683,913

10,907	FLIR Systems ▼	384,145

17,150	Google, Class A —	9,331,315

8,749	Harris	464,834

148,703	Hewlett-Packard	6,003,140

83,396	IBM	14,225,689

375,288	Intel	8,702,930

18,622	Intuit —	1,034,638

13,408	Jabil Circuit ▼	266,015

15,333	JDS Uniphase —	319,540

36,580	Juniper Networks —	1,402,111

11,436	KLA-Tencor	502,040

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

5,375	Lexmark International, Class A —	$173,344

15,513	Linear Technology	539,852

42,127	LSI Logic —	308,791

6,609	MasterCard, Class A	1,823,357

15,749	MEMC Electronic Materials —	186,311

12,884	Microchip Technology ▼	528,759

58,650	Micron Technology ▼ —	662,159

505,632	Microsoft	13,156,546

9,446	Molex ▼	255,042

20,682	Motorola Mobility Holdings —	538,973

23,025	Motorola Solutions —	1,056,387

16,490	National Semiconductor	397,739

25,156	NetApp ▼ —	1,307,609

5,684	Novellus Systems —	182,456

39,731	NVIDIA ▼ —	794,620

266,036	Oracle	9,590,598

22,012	Paychex	720,013

112,404	QUALCOMM	6,389,043

13,196	Red Hat —	626,414

23,302	SAIC —	405,455

8,088	Salesforce.com ▼ —	1,120,997

16,186	SanDisk —	795,380

52,193	Symantec —	1,025,592

24,797	Tellabs	122,001

12,008	Teradata —	671,487

12,674	Teradyne ▼ —	204,051

80,148	Texas Instruments	2,847,658

10,682	Total System Services	201,356

11,861	VeriSign	438,383

33,141	Visa, Class A	2,588,974

6,850	Waters —	671,300

15,842	Western Digital —	630,512

44,229	Western Union	939,866

95,698	Xerox	965,593

17,852	Xilinx ▼	622,321

89,541	Yahoo! ▼ —	1,589,353
	Total Information Technology	154,821,780
	Materials – 3.6%

14,696	Air Products & Chemicals	1,403,762

5,125	Airgas	355,931

7,539	AK Steel ▼	122,509

72,670	Alcoa ▼	1,235,390

6,750	Allegheny Technologies ▼	486,000

11,571	Ball	431,713

7,320	Bemis	229,409

24	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

4,989	CF Industries Holdings	$706,193

9,264	Cliffs Natural Resources	868,222

79,867	Dow Chemical	3,273,748

63,025	E.I. Du Pont de Nemours	3,579,191

4,837	Eastman Chemical	518,768

15,911	Ecolab	839,464

4,889	FMC	431,601

64,725	Freeport-McMoRan Copper & Gold	3,561,817

5,489	International Flavors & Fragrances	348,661

30,071	International Paper	928,593

11,549	MeadWestvaco	389,086

36,702	Monsanto	2,497,204

33,623	Newmont Mining	1,970,644

21,602	Nucor	1,014,430

11,195	Owens-Illinois —	332,156

10,981	PPG Industries	1,039,571

20,741	Praxair ▼	2,207,257

10,893	Sealed Air	280,713

8,338	Sigma-Aldrich	588,496

6,160	Titanium Metals —	123,385

9,830	United States Steel	468,989

8,825	Vulcan Materials ▼	398,890

36,734	Weyerhaeuser	845,249
	Total Materials	31,477,042
	Telecommunication Services – 2.9%

27,190	American Tower, Class A —	1,422,309

404,243	AT&T	12,580,042

40,686	CenturyTel	1,659,175

67,957	Frontier Communications ▼	562,004

18,047	MetroPCS Communications ▼ —	303,731

204,783	Sprint Nextel ▼ —	1,060,776

193,393	Verizon Communications	7,306,388

34,486	Windstream ▼	441,766
	Total Telecommunication Services	25,336,191
	Utilities – 3.1%

45,279	AES —	599,494

16,449	Ameren	482,120

32,879	American Electric Power	1,199,426

31,964	CenterPoint Energy	594,530

18,309	CMS Energy	362,518

19,966	Consolidated Edison	1,040,628

13,667	Constellation Energy Group	497,752

39,721	Dominion Resources ▼	1,843,848

11,588	DTE Energy	585,542

90,892	Duke Energy ▼	1,695,136

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Utilities (continued)

22,280	Edison International	$874,936

12,244	Entergy	853,652

10,200	EQT ▼	536,622

45,260	Exelon	1,907,709

28,598	FirstEnergy	1,142,776

6,479	Integrys Energy Group	339,240

28,787	NextEra Energy	1,628,481

3,114	Nicor	172,609

19,099	NiSource	371,476

12,069	Northeast Utilities ▼	429,656

16,944	NRG Energy ▼ —	410,045

3,934	ONEOK	275,144

15,391	Pepco Holdings	296,585

27,097	PG&E	1,248,630

7,438	Pinnacle West Capital	322,735

32,629	PPL	895,013

20,074	Progress Energy	952,511

34,604	Public Service Enterprise Group	1,113,211

7,782	SCANA	323,109

16,446	Sempra Energy	906,175

57,825	Southern	2,257,487

14,694	TECO Energy	283,153

15,984	Wisconsin Energy	498,861

32,984	Xcel Energy	802,501
	Total Utilities	27,743,311
	Total Common Stocks (cost $478,106,637)	848,738,984

Shares	Description ▲	Value
	WARRANTS – 0.0%

5,821	American International Group - Warrants —	$52,273
	Total Warrants (cost $1,038,131)	52,273

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 9.8%

86,574,713	Mount Vernon Securities Lending Prime Portfolio, 0.235% Ω †	$86,574,713
	Total Money Market Funds (cost $86,574,713)	86,574,713

26	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 4.1%

	Money Market Funds – 3.4%

29,929,841	First American Prime Obligations Fund, Class Z, 0.053% Ω	$29,929,841
	U.S. Treasury Obligations – 0.7%

	U.S. Treasury Bill

$6,400	0.096%, 10/20/2011 ☐	6,397,050
	Total Short-Term Investments (cost $36,326,630)	36,326,891
	Total Investments (cost $602,046,111) – 110.0%	971,692,861
	Other Assets Less Liabilities – (10.0)% ¯	(88,367,092)
	Net Assets – 100.0%	$883,325,769

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	106	6/11	$36,032,050	$1,452,644

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing security; issuer has not declared a dividend within the past twelve months.

▼	Investment, or portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund

(formerly known as First American Mid Cap Index Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 94.0%

	Consumer Discretionary – 12.3%

11,820	99 Cents Only Stores ▼ —	$238,291

18,157	Aaron’s ▼	522,740

20,156	Advance Auto Parts ▼	1,319,412

22,256	Aeropostale ▼ —	568,196

48,605	American Eagle Outfitters ▼	756,294

10,107	American Greetings, Class A	248,632

14,041	Ann ▼ —	438,220

16,685	Ascena Retail Group ▼ —	522,074

13,487	Bally Technologies ▼ —	525,858

9,856	Barnes & Noble ▼	108,317

7,630	Bob Evans Farms	239,277

28,131	BorgWarner ▼ —	2,172,838

14,111	Boyd Gaming ▼ —	126,152

22,476	Brinker International	541,447

15,943	Career Education ▼ —	347,717

15,087	Cheesecake Factory —	443,860

44,713	Chico’s FAS ▼	654,151

15,594	Collective Brands ▼ —	327,474

9,713	Deckers Outdoor ▼ —	824,245

22,314	Dick’s Sporting Goods —	913,312

31,525	Dollar Tree —	1,812,688

17,567	DreamWorks Animation, Class A ▼ —	465,350

67,694	Eastman Kodak ▼ —	188,189

38,056	Foot Locker ▼	818,965

12,730	Fossil —	1,219,279

35,868	Gentex	1,124,462

15,983	Guess?	687,109

24,262	Hanesbrands —	788,758

9,986	Harte-Hanks	92,770

7,378	International Speedway, Class A	225,767

6,107	ITT Educational Services ▼ —	438,055

14,919	J. Crew Group Escrow —	—

11,752	John Wiley & Sons, Class A	598,529

18,178	KB HOME ▼	214,682

14,455	Lamar Advertising, Class A —	470,077

10,563	Life Time Fitness ▼ —	413,225

36,712	LKQ —	925,877

9,501	M.D.C. Holdings ▼	277,334

7,448	Matthews International, Class A	298,963

9,185	Meredith ▼	306,963

14,171	Mohawk Industries —	850,827

29,977	New York Times, Class A ▼ —	243,713

1,483	NVR ▼ —	1,096,426

28	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

69,779	Office Depot —	$300,748

7,922	Panera Bread, Class A —	959,433

29,607	PetSmart	1,248,527

16,876	Phillips-Van Heusen	1,188,239

8,584	Polaris Industries	905,011

14,505	Regis ▼	246,585

15,991	Rent-A-Center ▼	486,926

11,128	Ryland Group ▼	192,626

40,506	Saks ▼ —	484,452

5,979	Scholastic ▼	157,128

15,977	Scientific Games, Class A —	168,078

60,455	Service International	711,555

16,884	Sotheby’s Holdings, Class A	852,980

3,282	Strayer Education ▼	406,574

10,679	Thor Industries	331,156

9,725	Timberland, Class A —	439,473

36,542	Toll Brothers ▼ —	767,747

18,329	Tractor Supply	1,134,015

15,813	Tupperware	1,006,814

8,890	Under Armour, Class A ▼ —	608,609

11,004	Warnaco Group ▼ —	708,217

81,226	Wendy’s/Arby’s Group, Class A	391,509

26,462	Williams-Sonoma ▼	1,148,715

14,503	WMS Industries ▼ —	475,698
	Total Consumer Discretionary	40,717,330
	Consumer Staples – 3.7%

21,608	Alberto-Culver	806,843

13,515	BJ’s Wholesale Club —	693,590

17,951	Church & Dwight	1,480,598

19,182	Corn Products International	1,056,928

17,785	Energizer Holdings —	1,343,301

18,818	Flowers Foods ▼	575,078

29,232	Green Mountain Coffee Roasters ▼ —	1,957,375

17,478	Hansen Natural —	1,156,170

4,795	Lancaster Colony ▼	293,022

13,841	Ralcorp Holdings ▼ —	1,076,830

10,535	Ruddick	437,413

41,796	Smithfield Foods ▼ —	984,714

5,816	Tootsie Roll Industries ▼	172,386

5,731	Universal ▼	248,611
	Total Consumer Staples	12,282,859
	Energy – 6.6%

40,904	Arch Coal ▼	1,403,007

14,162	Atwood Oceanics —	636,299

11,802	Bill Barrett ▼ —	492,497

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Energy (continued)

4,802	CARBO Ceramics ▼	$772,834

21,531	Cimarex Energy	2,381,113

12,011	Comstock Resources ▼ —	385,073

8,671	Dril-Quip —	663,852

15,918	Exterran Holdings ▼ —	345,580

28,603	Forest Oil —	1,027,134

25,953	Frontier Oil ▼	725,127

26,661	Helix Energy Solutions Group —	504,693

13,663	Northern Oil & Gas ▼ —	324,633

13,623	Oceaneering International ▼ —	1,190,923

12,807	Oil States International —	1,063,109

6,750	Overseas Shipholding Group ▼	188,055

22,988	Patriot Coal ▼ —	578,838

38,822	Patterson-UTI Energy	1,207,752

35,272	Plains Exploration & Production ▼ —	1,341,747

44,570	Pride International —	1,957,069

30,490	Quicksilver Resources —	452,776

15,970	SM Energy ▼	1,211,484

31,382	Southern Union	938,322

19,861	Superior Energy Services ▼ —	763,060

12,950	Tidewater	770,654

10,025	Unit —	631,775
	Total Energy	21,957,406
	Financials – 18.3%

13,068	Affiliated Managers Group —	1,425,457

13,951	Alexandria Real Estate Equities - REIT ▼	1,146,075

42,649	AMB Property - REIT ▼	1,552,424

19,294	American Financial Group	690,146

49,219	Apollo Investment	583,245

27,343	Arthur J. Gallagher	814,275

17,771	Aspen Insurance Holdings ▼	507,717

43,599	Associated Banc ▼	636,545

20,817	Astoria Financial ▼	301,222

18,496	BancorpSouth ▼	250,621

12,074	Bank of Hawaii ▼	589,090

16,300	BRE Properties - REIT ▼	826,736

28,913	Brown & Brown	747,401

17,567	Camden Property Trust - REIT	1,102,329

19,793	Cathay General Bancorp ▼	337,471

11,848	City National ▼	676,639

19,485	Commerce Bancshares ▼	829,282

16,852	Corporate Office Properties Trust - REIT ▼	593,359

26,091	Cousins Properties - REIT ▼	234,819

15,301	Cullen/Frost Bankers ▼	906,431

63,574	Duke Realty - REIT ▼	969,503

30	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

37,410	East West Bancorp ▼	$790,473

29,991	Eaton Vance	1,012,796

12,072	Equity One - REIT ▼	239,267

8,098	Essex Property Trust - REIT ▼	1,097,117

13,490	Everest Re Group	1,229,209

15,493	Federal Realty Investment Trust - REIT ▼	1,356,567

56,325	Fidelity National Financial, Class A ▼	869,658

26,346	First American Financial ▼	410,998

77,740	First Niagara Financial Group ▼	1,119,456

27,396	FirstMerit ▼	478,609

50,133	Fulton Financial ▼	585,553

6,422	Greenhill & Company ▼	378,898

11,391	Hanover Insurance Group	480,928

28,926	HCC Insurance Holdings	941,252

18,051	Highwoods Properties - REIT ▼	666,082

31,077	Hospitality Properties Trust - REIT ▼	750,510

13,294	International Bancshares	234,240

35,955	Jefferies Group ▼	869,032

10,791	Jones Lang LaSalle ▼	1,104,783

28,843	Liberty Property Trust - REIT	1,014,408

32,816	Macerich - REIT ▼	1,733,341

21,859	Mack-Cali Realty - REIT	772,060

8,969	Mercury General	356,428

30,135	MSCI, Class A —	1,068,888

31,840	Nationwide Health Properties - REIT ▼	1,394,592

110,022	New York Community Bancorp ▼	1,826,365

65,267	Old Republic International ▼	826,933

25,180	OMEGA Healthcare Investors - REIT ▼	578,133

7,341	PacWest Bancorp ▼	168,770

10,078	Potlatch - REIT ▼	389,918

11,767	Prosperity Bancshares ▼	539,517

21,567	Protective Life	580,368

25,425	Raymond James Financial ▼	953,438

20,410	Rayonier - REIT	1,354,408

31,646	Realty Income - REIT ▼	1,125,015

20,615	Regency Centers - REIT ▼	970,142

19,909	Reinsurance Group of America	1,260,240

36,547	SEI Investments	816,095

35,713	Senior Housing Properties Trust - REIT ▼	847,112

19,871	SL Green Realty - REIT ▼	1,639,954

11,567	StanCorp Financial Group	498,538

10,679	SVB Financial Group ▼ —	645,439

197,698	Synovus Financial ▼	494,245

14,045	Taubman Centers - REIT	816,717

39,290	TCF Financial ▼	612,531

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

15,692	Transatlantic Holdings	$773,459

14,323	Trustmark ▼	332,867

45,944	UDR - REIT ▼	1,189,490

12,452	Unitrin	376,548

40,681	Valley National Bancorp ▼	582,552

29,119	W.R. Berkley	949,571

21,629	Waddell & Reed Financial, Class A	887,005

28,293	Washington Federal	455,234

18,432	Webster Financial ▼	396,657

30,334	Weingarten Realty Investors - REIT ▼	801,121

7,304	Westamerica Bancorporation ▼	370,970
	Total Financials	60,735,284
	Health Care – 10.8%

47,591	Allscripts Healthcare Solutions —	1,025,110

17,434	Beckman Coulter	1,444,407

4,914	Bio-Rad Laboratories, Class A —	614,840

12,515	Catalyst Health Solutions —	745,393

14,100	Charles River Laboratories International ▼ —	594,879

23,352	Community Health Systems ▼ —	717,607

11,640	Cooper	871,836

15,208	Covance ▼ —	952,021

29,528	Endo Pharmaceuticals Holdings —	1,156,316

12,155	Gen-Probe —	1,007,893

63,386	Health Management Associates, Class A —	714,994

23,493	Health Net —	782,317

23,056	Henry Schein ▼ —	1,684,702

15,887	Hill-Rom Holdings	715,074

65,662	Hologic —	1,445,877

14,435	IDEXX Laboratories ▼ —	1,175,442

17,630	Immucor —	384,863

9,698	Kindred Healthcare ▼ —	244,584

15,803	Kinetic Concepts ▼ —	932,851

12,840	LifePoint Hospitals ▼ —	534,272

24,068	Lincare Holdings	756,217

14,993	Masimo ▼	521,606

14,686	Medicis Pharmaceutical, Class A ▼	520,766

12,081	MEDNAX —	856,784

8,137	Mettler-Toledo International —	1,524,874

29,426	Omnicare ▼	924,565

15,975	Owens & Minor	550,339

20,921	Perrigo ▼	1,890,422

29,003	Pharmaceutical Product Development	894,743

38,597	ResMed ▼ —	1,230,858

14,939	STERIS	538,402

8,983	Techne	698,069

32	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

10,070	Teleflex ▼	$634,511

14,767	Thoratec —	453,347

12,748	United Therapeutics —	853,606

24,539	Universal Health Services	1,344,246

21,709	VCA Antech ▼ —	534,041

51,462	Vertex Pharmaceuticals —	2,831,439

10,703	WellCare Health Plans —	468,898
	Total Health Care	35,773,011
	Industrials – 14.7%

10,876	Acuity Brands ▼	639,509

29,891	AECOM Technology —	814,829

23,770	AGCO ▼ —	1,368,677

34,109	AirTran Holdings —	256,159

9,021	Alaska Air Group —	594,213

10,398	Alexander & Baldwin ▼	547,975

8,411	Alliant Techsystems	594,237

40,478	AMETEK	1,863,607

25,745	BE Aerospace —	993,499

11,716	Brinks ▼	386,745

20,506	Bucyrus International	1,875,274

15,365	Carlisle Companies	761,182

5,782	Clean Harbors —	569,527

13,866	Con-way ▼	539,665

14,699	Copart ▼ —	666,894

8,648	Corporate Executive Board	344,623

27,483	Corrections Corporation of America —	684,052

11,626	Crane	580,254

12,945	Deluxe	350,551

19,364	Donaldson	1,185,658

11,250	FTI Consulting ▼ —	448,875

13,138	Gardner Denver	1,135,255

11,682	GATX ▼	493,798

15,133	Graco	757,104

8,585	Granite Construction ▼	233,340

20,311	Harsco ▼	723,072

14,385	Herman Miller	374,298

11,290	HNI ▼	310,701

15,258	Hubbell, Class B	1,067,907

12,224	Huntington Ingalls Industries —	488,960

20,756	IDEX ▼	973,871

21,997	J.B. Hunt Transport Services	1,048,817

50,951	JetBlue Airways ▼ —	288,383

25,849	Kansas City Southern —	1,502,085

38,081	KBR	1,461,168

20,683	Kennametal	873,236

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

13,512	Kirby —	$767,211

11,683	Korn/Ferry International —	241,955

11,955	Landstar System ▼	566,667

11,361	Lennox International	552,258

10,605	Lincoln Electric Holdings	833,341

20,616	Manpower	1,365,810

7,815	Mine Safety Appliances	310,099

11,335	MSC Industrial Direct, Class A ▼	811,473

17,174	Nordson	978,403

22,845	Oshkosh —	723,273

24,775	Pentair	994,964

9,724	Regal-Beloit ▼	736,982

15,981	Rollins	335,121

21,414	Shaw Group —	833,005

12,735	SPX	1,100,941

27,467	Terex ▼ —	955,302

13,148	Thomas & Betts —	762,189

20,454	Timken	1,153,401

11,450	Towers Watson, Class A	656,772

20,081	Trinity Industries ▼	726,932

15,263	United Rentals ▼ —	449,037

20,230	URS —	905,292

25,719	UTi Worldwide	576,363

5,367	Valmont Industries	565,145

28,406	Waste Connections	874,053

7,053	Watsco ▼	499,987

11,167	Werner Enterprises ▼	292,240

12,074	Westinghouse Air Brake Technologies ▼	861,842

14,884	Woodward Governor	551,452
	Total Industrials	48,779,510
	Information Technology – 15.2%

8,376	ACI Worldwide —	276,743

20,227	Acxiom —	294,505

16,248	ADTRAN ▼	670,555

8,169	Advent Software —	222,442

12,873	Alliance Data Systems ▼ —	1,222,935

23,105	ANSYS ▼ —	1,277,475

26,547	AOL ▼ —	541,028

28,904	Arrow Electronics ▼ —	1,317,733

115,025	Atmel —	1,759,882

38,438	Avnet —	1,396,068

31,547	Broadridge Financial Solutions	733,152

67,594	Cadence Design Systems ▼ —	701,626

23,898	Ciena ▼ —	674,880

11,753	Concur Technologies ▼ —	680,146

34	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

30,786	Convergys —	$446,397

26,218	CoreLogic —	482,673

27,534	Cree ▼ —	1,121,735

43,718	Cypress Semiconductor —	951,304

16,565	Diebold ▼	559,897

9,824	Digital River ▼ —	319,673

8,658	DST Systems ▼	426,926

11,580	Equinix ▼ —	1,165,643

11,300	FactSet Research Systems	1,236,333

10,086	Fair Isaac	301,370

31,807	Fairchild Semiconductor International —	666,993

21,508	Gartner, Class A —	922,908

20,084	Global Payments	1,069,272

26,658	Informatica —	1,493,115

40,117	Ingram Micro, Class A —	751,391

37,989	Integrated Device Technology —	309,041

17,584	International Rectifier ▼ —	607,703

31,413	Intersil, Class A ▼	463,970

10,198	Itron —	555,077

21,691	Jack Henry & Associates	736,843

31,105	Lam Research —	1,502,683

22,372	Lender Processing Services	658,408

5,464	ManTech International ▼ —	239,815

27,611	Mentor Graphics —	407,262

20,352	MICROS Systems —	1,058,711

22,423	National Instruments	680,314

40,306	NCR —	798,462

18,578	NeuStar, Class A —	499,562

29,737	Parametric Technology ▼ —	721,717

12,303	Plantronics	456,072

22,074	Polycom ▼ —	1,320,687

26,532	QLogic ▼ —	477,045

15,948	Quest Software ▼ —	410,820

24,779	Rackspace Hosting ▼ —	1,144,542

69,514	RF Micro Devices ▼ —	462,963

37,991	Riverbed Technology —	1,335,004

28,432	Rovi ▼ —	1,380,658

15,950	Semtech —	447,717

10,855	Silicon Laboratories ▼ —	473,061

46,685	Skyworks Solutions ▼ —	1,468,710

17,736	Solera Holdings	975,480

10,822	SRA International, Class A —	335,374

37,999	Synopsys —	1,040,793

11,737	Tech Data ▼ —	623,587

41,665	TIBCO Software ▼ —	1,249,533

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

30,757	Trimble Navigation —	$1,440,658

20,405	ValueClick ▼ —	341,784

18,910	Varian Semiconductor Equipment Associates —	792,896

41,607	Vishay Intertechnology ▼ —	793,862

13,882	Zebra Technologies, Class A —	545,424
	Total Information Technology	50,441,038
	Materials – 6.4%

23,069	Albemarle	1,627,518

16,873	AptarGroup	884,989

19,899	Ashland	1,235,330

16,482	Cabot Microelectronics	739,218

11,080	Carpenter Technology ▼	567,961

28,820	Commercial Metals	483,023

8,268	Compass Minerals International	807,039

12,449	Cytec Industries	730,507

7,848	Greif, Class A	487,361

11,160	Intrepid Potash ▼ —	382,342

33,269	Louisiana-Pacific ▼ —	309,402

16,132	Lubrizol	2,170,077

11,454	Martin Marietta Materials ▼	1,044,490

4,597	Minerals Technologies	312,596

2,460	NewMarket ▼	453,427

20,035	Olin	515,701

25,769	Packaging Corporation of America	735,190

18,796	Reliance Steel & Aluminum	1,064,042

9,917	Rock-Tenn, Class A ▼	684,967

32,736	RPM International	769,296

11,482	Scotts Miracle-Gro, Class A	648,388

12,582	Sensient Technologies	476,732

12,114	Silgan Holdings ▼	555,548

25,247	Sonoco Products	872,536

54,865	Steel Dynamics ▼	997,994

27,238	Temple-Inland	640,910

24,072	Valspar	946,270

14,007	Worthington Industries ▼	302,131
	Total Materials	21,444,985
	Telecommunication Services – 0.5%

23,028	Telephone & Data Systems	772,820

37,695	tw telecom ▼ —	811,950
	Total Telecommunication Services	1,584,770
	Utilities – 5.5%

19,637	AGL Resources ▼	815,132

27,915	Alliant Energy	1,103,759

34,734	Aqua America ▼	783,252

22,822	Atmos Energy	796,260

36	Nuveen Investments

Shares	Description ▲	Value

	Utilities (continued)

9,885	Black Hills ▼	$343,504

15,345	Cleco ▼	538,609

29,999	DPL	908,670

18,142	Energen	1,179,411

34,161	Great Plains Energy	703,033

23,884	Hawaiian Electric Industries ▼	608,803

12,444	IDACORP	487,929

47,521	MDU Resources Group	1,135,277

20,732	National Fuel Gas	1,519,656

26,079	NSTAR	1,207,458

59,312	NV Energy	900,949

24,518	OGE Energy	1,303,622

21,820	PNM Resources ▼	334,501

44,505	Questar	781,953

27,973	UGI	931,501

20,561	Vectren	587,633

28,592	Westar Energy ▼	777,988

12,768	WGL Holdings	504,591
	Total Utilities	18,253,491
	Total Common Stocks (cost $237,651,758)	311,969,684

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 26.8%

88,807,852	Mount Vernon Securities Lending Prime Portfolio , 0.235% Ω †	$88,807,852
	Total Money Market Funds (cost $88,807,852)	88,807,852

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 5.4%

	Money Market Funds – 4.8%

15,874,188	First American Prime Obligations Fund, Class Z, 0.053% Ω	$15,874,188
	U.S. Treasury Obligations – 0.6%

	U.S. Treasury Bill

$2,050	0.096%, 10/20/2011 ☐	2,049,055
	Total Short-Term Investments (cost $17,923,160)	17,923,243
	Total Investments (cost $344,051,057) – 126.2%	418,700,779
	Other Assets Less Liabilities – (26.2)% ¯	(87,028,159)
	Net Assets – 100.0%	$331,672,620

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2011

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P Mid Cap 400 E-Mini Index	Long	203	6/11	$20,574,050	$908,906

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or portion of investment, is out on loan for securities lending.

—	Non-income producing security; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund

(formerly known as First American Small Cap Index Fund)

April 30, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 91.9%

	Consumer Discretionary – 12.1%

1,466	1-800-Flowers.com, Class A —	$4,911

2,727	99 Cents Only Stores — ▼	54,976

1,504	AFC Enterprises —	22,650

1,068	AH Belo, Class A —	8,886

1,074	Ambassadors Group	10,826

1,970	American Apparel —	2,856

3,562	American Axle & Manufacturing Holdings —	45,594

2,326	American Greetings, Class A	57,220

1,107	American Public Education — ▼	46,771

583	America’s Car-Mart —	14,272

1,317	Amerigon — ▼	22,455

1,561	Ameristar Casinos	31,142

3,196	Ann — ▼	99,747

1,587	Arbitron	61,385

720	Arctic Cat —	12,089

1,723	Asbury Automotive Group —	29,808

3,421	Ascena Retail Group — ▼	107,043

859	Ascent Media —	41,258

1,015	Audiovox —	7,491

841	Ballantyne Strong —	5,677

2,288	Barnes & Noble ▼	25,145

261	Beasley Broadcast Group —	1,759

4,433	Beazer Homes USA — ▼	20,658

1,941	Bebe Stores	13,044

5,411	Belo, Class A —	45,723

1,341	Big 5 Sporting Goods	16,025

83	Biglari Holdings —	36,291

1,195	BJ’s Restaurants — ▼	56,105

776	Blue Nile — ▼	44,232

713	Bluegreen —	2,774

340	Blyth	16,028

1,803	Bob Evans Farms	56,542

340	Body Central — ▼	8,221

697	Bon-Ton Stores ▼	9,674

429	Books-A-Million ▼	1,982

3,200	Boyd Gaming — ▼	28,608

158	Bravo Brio Restaurant Group — ▼	3,261

1,157	Bridgepoint Education — ▼	20,305

2,480	Brown Shoe	31,372

5,254	Brunswick ▼	122,786

1,554	Buckle ▼	70,691

1,097	Buffalo Wild Wings — ▼	67,027

1,026	Build-A-Bear Workshop —	6,289

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

2,434	Cabela’s — ▼	$62,164

1,176	California Pizza Kitchen —	18,816

3,854	Callaway Golf ▼	27,286

984	Cambium Learning Group —	3,385

996	Capella Education —	49,402

417	Caribou Coffee —	3,928

670	Carmike Cinemas —	4,864

688	Carrols Restaurant Group —	6,715

3,406	Carters —	105,314

2,473	Casual Male Retail Group —	10,436

1,621	Cato, Class A	41,352

350	Cavco Industries —	16,268

1,304	CEC Entertainment	49,330

7,038	Charming Shoppes — ▼	31,882

3,664	Cheesecake Factory — ▼	107,795

464	Cherokee	9,002

1,532	Children’s Place Retail Stores — ▼	81,456

2,187	Christopher & Banks	13,450

665	Churchill Downs	27,737

3,378	Cinemark Holdings	68,675

896	Citi Trends —	19,945

3,542	CKX —	16,187

1,840	Coinstar ▼ —	99,323

3,334	Coldwater Creek — ▼	10,169

3,906	Collective Brands — ▼	82,026

690	Columbia Sportswear ▼	46,913

809	Conn’s — ▼	5,299

3,596	Cooper Tire & Rubber ▼	97,020

548	Core-Mark Holding —	18,363

5,230	Corinthian Colleges — ▼	23,273

306	CPI	5,499

1,379	Cracker Barrel Old Country Store ▼	70,646

5,110	Crocs — ▼	102,762

1,579	Crown Media Holdings, Class A — ▼	3,458

430	CSS Industries	8,290

525	Culp —	5,292

1,293	Cumulus Media, Class A — ▼	6,012

8,398	Dana Holding — ▼	152,592

2,298	Deckers Outdoor — ▼	195,008

355	Delta Apparel —	6,280

5,888	Denny’s —	24,082

574	Destination Maternity	13,414

2,969	Dex One —	12,470

2,144	Dillard’s, Class A ▼	102,955

1,073	DineEquity —	53,618

40	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

1,827	Dolan Media —	$21,504

2,213	Domino’s Pizza —	41,095

692	Dorman Products —	26,988

1,146	Drew Industries	27,584

5,507	Drugstore.com —	20,816

749	DSW — ▼	35,563

1,746	E.W. Scripps, Class A —	16,587

15,944	Eastman Kodak — ▼	44,324

331	Einstein Noah Restaurant Group	5,349

1,504	Empire Resorts —	1,008

1,396	Entercom Communications —	14,756

2,884	Entravision Communications —	6,806

1,442	Ethan Allen Interiors ▼	34,738

4,486	Exide Technologies —	45,039

949	Express ▼	20,489

3,017	Finish Line, Class A	64,835

377	Fisher Communications —	11,404

2,322	Fred’s	32,415

835	Fuel Systems Solutions —	24,820

2,621	Furniture Brands International —	12,686

1,045	Gaiam, Class A	6,218

2,057	Gaylord Entertainment — ▼	73,785

1,383	Genesco —	55,846

914	G-iii Apparel Group — ▼	41,002

982	Global Sources —	12,020

1,838	Grand Canyon Education —	26,577

2,875	Gray Television —	8,021

1,467	Group 1 Automotive ▼	63,140

2,134	Harte-Hanks	19,825

1,044	Haverty Furniture ▼	13,676

1,769	Helen of Troy —	55,051

726	hhgregg — ▼	8,973

1,696	Hibbett Sports — ▼	64,075

657	Hooker Furniture	8,173

2,684	Hot Topic ▼	18,010

3,622	Hovnanian Enterprises, Class A — ▼	11,627

2,305	HSN —	76,480

4,349	Iconix Brand Group —	106,507

2,413	Interval Leisure Group —	38,777

1,185	iRobot — ▼	41,973

918	Isle of Capri Casinos — ▼	8,758

3,037	Jack in the Box —	62,714

1,703	JAKKS Pacific — ▼	35,831

3,528	Jamba —	8,749

2,519	Joe’s Jeans — ▼	2,466

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

258	Johnson Outdoors —	$4,280

5,207	Jones Group	70,971

1,633	Jos. A. Bank Clothiers — ▼	85,602

2,456	Journal Communications, Class A —	13,385

1,440	K12 — ▼	56,693

537	Kenneth Cole Productions —	7,233

745	Kid Brands —	5,446

993	Kirkland’s —	14,984

1,812	Knology — ▼	27,633

3,554	Krispy Kreme Doughnuts —	19,938

1,479	K-Swiss, Class A —	18,206

278	Lacrosse Footwear	4,620

3,139	La-Z-Boy — ▼	36,915

2,041	LeapFrog Enterprises —	8,715

485	Learning Tree International	4,089

2,662	Lee Enterprises — ▼	3,807

959	Libbey —	16,351

2,456	Life Time Fitness — ▼	96,079

549	Lifetime Brands —	8,740

1,706	Lin TV, Class A —	9,127

976	Lincoln Educational Services	16,299

4,031	Lions Gate Entertainment —	25,557

1,255	Lithia Motors ▼	22,828

8,349	Live Nation —	92,590

5,665	Liz Claiborne — ▼	35,633

1,487	LodgeNet Interactive — ▼	5,219

1,320	Lumber Liquidators Holdings — ▼	34,254

1,067	M/I Homes —	14,180

698	Mac-Gray	11,824

1,360	Maidenform Brands — ▼	43,058

1,177	Marcus ▼	13,053

704	Marine Products —	5,217

1,309	MarineMax —	12,514

1,615	Martha Stewart Living — ▼	6,024

1,846	Matthews International, Class A	74,098

3,537	McClatchy — ▼	10,116

905	McCormick & Schmick’s Seafood Restaurants —	8,263

1,307	Media General, Class A — ▼	7,045

3,124	Men’s Wearhouse	87,128

1,910	Meritage Homes — ▼	45,668

855	Midas —	6,216

2,855	Modine Manufacturing — ▼	50,848

703	Monarch Casino & Resort —	8,056

1,765	Monro Muffler Brake ▼	53,621

1,523	Morgans Hotel Group —	13,174

42	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

987	Movado Group —	$16,473

1,625	Multimedia Games —	9,539

463	National American Universal Holdings	3,560

2,825	National Cinemedia	49,268

292	National Presto Industries ▼	32,421

1,324	New York & Company —	8,129

635	Nexstar Broadcasting Group —	5,296

1,872	NutriSystem ▼	28,155

1,013	O’Charleys —	6,625

5,034	OfficeMax — ▼	50,139

1,171	Orbitz Worldwide —	3,747

5,641	Orient-Express Hotels, Class A —	69,215

886	Outdoor Channel Holdings	6,335

955	Overstock.com —	13,274

833	Oxford Industries	28,614

1,406	P.F. Chang’s China Bistro ▼	56,381

3,821	Pacific Sunwear of California — ▼	12,189

1,271	Papa John’s International —	38,206

696	Peet’s Coffee & Tea — ▼	32,350

2,624	Penske Automotive Group — ▼	58,988

2,969	Pep Boys ▼	40,675

687	Perry Ellis International — ▼	19,360

1,380	PetMed Express ▼	20,824

6,204	Pier 1 Imports —	75,565

3,662	Pinnacle Entertainment —	50,829

1,849	Polaris Industries	194,940

2,949	Pool	89,237

482	Pre-Paid Legal Services — ▼	31,788

991	Primedia	4,856

1,107	Princeton Review —	441

7,811	Quiksilver —	33,978

502	R.G. Barry	6,144

1,860	Radio One —	5,413

285	ReachLocal — ▼	6,623

811	Red Lion Hotels —	7,096

947	Red Robin Gourmet Burgers — ▼	25,749

3,378	Regis ▼	57,426

3,872	Rent-A-Center ▼	117,902

575	Rentrak —	13,190

1,370	Retail Ventures —	28,126

3,953	Ruby Tuesday —	41,546

871	Rue21 — ▼	26,235

1,689	Ruth’s Hospitality Group —	8,293

2,624	Ryland Group ▼	45,421

7,694	Saks — ▼	92,020

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

5,729	Sally Beauty Holdings —	$84,732

1,527	Scholastic ▼	40,130

3,859	Scientific Games, Class A —	40,597

2,753	Sealy — ▼	7,268

3,242	Select Comfort —	51,451

309	Shiloh Industries	3,526

516	Shoe Carnival —	15,103

3,271	Shuffle Master —	35,752

1,594	Shutterfly — ▼	98,127

2,843	Sinclair Broadcast Group, Class A	32,666

2,021	Skechers U.S.A., Class A — ▼	38,500

389	Skyline	7,628

3,546	Smith & Wesson — ▼	12,801

3,703	Sonic —	41,548

2,366	Sonic Automotive, Class A ▼	33,361

3,978	Sotheby’s Holdings, Class A ▼	200,969

1,978	Spartan Motors	13,371

791	Speedway Motorsports	12,324

2,314	Stage Stores	44,568

1,163	Standard Motor Products	16,573

6,344	Standard-Pacific —	24,488

1,558	Stein Mart	16,951

920	Steiner Leisure —	44,657

337	Steinway Musical Instruments —	8,425

1,492	Steven Madden —	79,300

4,830	Stewart Enterprises, Class A ▼	39,171

918	Stoneridge —	14,045

1,161	Sturm, Ruger & Company ▼	27,609

640	Summer Infant —	5,658

915	Summit Hotel Properties - REIT —	10,367

1,409	Superior Industries International	35,605

760	Supermedia — ▼	3,906

607	Systemax —	7,861

4,166	Talbots — ▼	22,413

3,595	Tenneco — ▼	166,125

3,050	Texas Roadhouse	49,623

2,477	Timberland, Class A —	111,936

392	Tower International —	6,511

1,552	True Religion Apparel —	46,901

1,760	Tuesday Morning —	8,800

601	U.S. Auto Parts Network —	4,664

1,864	ULTA —	99,146

2,020	Under Armour, Class A — ▼	138,289

835	UniFirst	43,220

822	Universal Electronics —	22,761

44	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

1,187	Universal Technical Institute	$21,449

2,151	Vail Resorts —	105,377

2,932	Valassis Communications —	84,530

78	Value Line ▼	1,091

513	Vera Bradley — ▼	24,952

852	Vitacost.com —	—

946	Vitamin Shoppe — ▼	36,913

1,151	Volcom ▼	22,709

2,635	Warnaco Group —	169,589

2,654	Warner Music Group —	19,825

871	West Marine —	9,476

312	Westwood One — ▼	2,175

5,912	Wet Seal, Class A — ▼	26,013

424	Weyco Group	10,282

142	Winmark ▼	5,923

1,774	Winnebago Industries —	21,962

2,943	Wolverine World Wide	116,778

1,243	World Wrestling Entertainment ▼	13,064

1,151	Zumiez — ▼	32,355
	Total Consumer Discretionary	10,070,600
	Consumer Staples – 2.6%

212	Alico	5,467

5,484	Alliance One International —	21,881

1,110	Andersons ▼	55,112

40	Arden Group, Class A	3,312

2,821	B & G Foods	51,004

457	Boston Beer, Class A —	43,077

105	Bridgford Foods	1,075

562	Calavo Growers ▼	11,802

761	Cal-Maine Foods ▼	21,985

2,235	Casey’s General Stores ▼	87,232

3,360	Central Garden & Pet, Class A —	33,667

2,716	Chiquita Brands International — ▼	43,239

276	Coca-Cola Bottling	19,444

6,296	Darling International —	101,806

1,295	Diamond Foods ▼	84,952

2,131	Dole Food — ▼	29,429

1,378	Elizabeth Arden — ▼	41,423

339	Farmer Brothers	4,078

2,354	Fresh Del Monte Produce	63,817

606	Fresh Market —	25,343

186	Griffin Land & Nurseries	4,981

2,430	Hain Celestial Group —	82,644

551	Harbinger Group —	3,345

4,879	Heckmann —	30,738

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Consumer Staples (continued)

698	Imperial Sugar	$9,549

775	Ingles Markets, Class A	14,733

761	Inter Parfums	14,482

802	J&J Snack Foods	40,758

469	John B. Sanflippo & Son —	5,159

1,148	Lancaster Colony ▼	70,154

263	Lifeway Foods —	2,522

481	Limoneira	10,587

791	Medifast — ▼	15,622

651	MGP Ingredients	5,683

746	Nash-Finch	27,766

528	National Beverage	7,350

451	Natures Sunshine Product — ▼	4,023

2,901	Nu Skin Enterprises, Class A ▼	93,093

664	Nutraceutical International —	10,531

313	Oil-Dri Corporation of America	6,914

1,371	Pantry —	21,223

2,886	Pilgrims Pride —	16,970

2,483	Prestige Brand Holdings —	28,679

974	PriceSmart ▼	40,557

483	Primo Water —	7,264

634	Revlon —	10,917

33,082	Rite Aid — ▼	36,721

2,447	Ruddick	101,599

1,239	Sanderson Farms ▼	58,976

523	Schiff Nutrition International	5,204

454	Seneca Foods — ▼	12,694

3,643	Smart Balance — ▼	17,414

1,534	Snyders-Lance	30,297

1,354	Spartan Stores ▼	21,136

1,080	Spectrum Brands Holdings — ▼	35,100

5,723	Star Scientific — ▼	22,949

421	Susser Holdings —	5,806

1,097	Synutra International — ▼	11,409

1,058	The Female Health	5,004

1,469	Tootsie Roll Industries ▼	43,541

1,923	TreeHouse Foods — ▼	116,668

2,563	United Natural Foods —	109,414

1,425	Universal ▼	61,817

358	USANA Health Sciences — ▼	13,353

2,410	Vector Group ▼	44,248

371	Village Super Market	10,032

962	WD-40 Company	39,923

618	Weis Markets	25,505

3,322	Winn Dixie Stores —	23,553
	Total Consumer Staples	2,187,752

46	Nuveen Investments

Shares	Description ▲	Value

	Energy – 6.3%

4,761	Abraxas Petroleum — ▼	$24,186

454	Alon USA Energy ▼	6,242

557	Apco Oil & Gas International ▼	50,353

1,027	Approach Resources —	30,235

2,640	ATP Oil & Gas — ▼	46,939

1,377	Basic Energy Services —	42,329

3,068	Berry Petroleum, Class A ▼	163,003

2,723	Bill Barrett — ▼	113,631

5,743	BPZ Energy — ▼	27,337

6,907	Brigham Exploration — ▼	231,592

2,124	Bristow Group —	98,554

5,591	Cal Dive International —	43,945

2,241	Callon Petroleum —	15,351

2,828	Camac Energy — ▼	4,496

1,158	Carbo Ceramics ▼	186,369

2,063	Carrizo Oil & Gas —	82,190

3,370	Cheniere Energy — ▼	30,600

358	Clayton Williams Energy — ▼	32,424

2,700	Clean Energy Fuels — ▼	46,008

1,852	Cloud Peak Energy — ▼	38,559

4,614	Complete Production Services —	156,599

727	Contango Oil & Gas Company —	45,016

2,215	Crosstex Energy	23,368

1,384	CVR Energy —	30,766

474	Dawson Geophysical — ▼	21,140

731	Delek US Holdings	9,817

10,847	Delta Petroleum — ▼	9,080

3,026	DHT Maritime ▼	13,103

2,015	Dril-Quip —	154,268

1,717	Energy Partners —	31,267

4,313	Energy XXI — ▼	156,346

876	Evolution Petroleum —	6,947

3,024	FX Energy — ▼	24,827

3,275	Gastar Exploration —	14,737

5,988	General Maritime ▼	12,814

770	GeoResources — ▼	22,345

445	Global Geophysical Services —	8,451

6,083	Global Industries —	59,978

3,319	GMX Resources — ▼	19,516

2,055	Golar LNG ▼	66,911

1,493	Goodrich Petroleum — ▼	33,548

951	Green Plains Renewable Energy — ▼	11,906

849	Gulf Island Fabrication	30,004

1,311	Gulfmark Offshore, Class A —	55,809

1,596	Gulfport Energy —	54,328

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Energy (continued)

225	Hallador Energy Company ▼	$2,524

1,993	Harvest Natural Resources — ▼	27,543

6,205	Helix Energy Solutions Group — ▼	117,461

6,992	Hercules Offshore —	43,875

1,348	Hornbeck Offshore Services — ▼	39,402

1,070	Houston American Energy ▼	19,677

7,788	International Coal Group — ▼	85,902

7,762	Ion Geophysical — ▼	98,112

65	Isramco —	4,342

2,013	James River Coal — ▼	46,943

7,536	Key Energy Services —	137,155

994	Knightsbridge Tankers ▼	22,256

10,473	Kodiak Oil & Gas — ▼	73,520

1,105	L & L Energy — ▼	7,680

1,724	Lufkin Industries ▼	159,177

3,844	Magnum Hunter Resources — ▼	31,367

1,512	Matrix Service —	21,863

5,638	McMoRan Exploration — ▼	103,232

1,264	Miller Energy Resources — ▼	7,293

709	Natural Gas Services Group —	12,783

5,275	Newpark Resources — ▼	47,633

2,573	Nordic American Tanker Shipping ▼	59,128

3,181	Northern Oil & Gas — ▼	75,581

2,794	Oasis Petroleum —	85,860

1,517	Overseas Shipholding Group ▼	42,264

247	OYO Geospace —	23,040

398	Panhandle Oil And Gas	12,043

7,077	Parker Drilling — ▼	50,459

4,638	Patriot Coal — ▼	116,785

2,697	Penn Virginia ▼	41,696

1,309	Petroleum Development — ▼	52,124

3,243	PetroQuest Energy — ▼	28,409

793	PHI —	17,747

3,212	Pioneer Drilling —	49,786

3,292	RAM Energy Resources — ▼	6,782

12,797	Rentech —	14,205

2,254	Resolute Energy — ▼	39,873

1,903	Rex Energy —	24,415

493	Rex Stores —	8,519

295	RigNet —	5,723

3,188	Rosetta Resources —	146,425

2,803	RPC ▼	75,821

769	Scorpio Tankers —	9,051

2,653	Ship Finance International ▼	53,033

2,516	Stone Energy — ▼	88,966

48	Nuveen Investments

Shares	Description ▲	Value

	Energy (continued)

2,281	Swift Energy —	$89,392

3,848	Syntroleum —	7,888

588	Targa Resources	20,592

1,605	Teekay Tankers, Class A ▼	15,087

1,791	Tesco —	33,689

4,589	TETRA Technologies —	67,780

8,739	Transatlantic Petroleum — ▼	22,984

761	Union Drilling —	10,319

3,595	Uranium Energy — ▼	12,511

6,851	USEC — ▼	31,378

3,605	Vaalco Energy —	25,127

7,380	Vantage Drilling — ▼	13,136

1,187	Venoco —	22,066

2,071	W&T Offshore ▼	55,523

4,309	Warren Resources —	19,520

3,027	Western Refining — ▼	51,338

2,814	Willbros Group —	30,250

3,605	World Fuel Services	142,686
	Total Energy	5,295,975
	Financials – 18.4%

834	1st Source	17,697

1,301	1st United Bancorp —	9,068

1,325	Abington Bancorp	16,059

2,418	Acadia Realty Trust - REIT ▼	50,415

3,263	Advance America Cash Advance Centers	19,186

516	Agree Realty - REIT ▼	12,069

132	Alexander’s - REIT ▼	57,986

251	Alliance Financial	8,092

4,980	Alterra Capital Holdings ▼	109,460

1,890	American Assets Trust - REIT	41,731

3,859	American Campus Communities - REIT ▼	135,644

20,403	American Capital — ▼	209,539

6,562	American Capital Agency - REIT ▼	191,020

3,463	American Equity Investment Life Holding ▼	44,534

372	American National Bankshares	8,608

576	American Safety Insurance Holdings —	11,727

1,418	Ameris Bancorp — ▼	14,095

1,150	Amerisafe —	25,679

349	Ames National	6,443

1,386	Amtrust Financial Services	26,750

6,976	Anworth Mortgage Asset - REIT ▼	50,088

1,040	Apollo Commercial Real Estate Finance - REIT	16,994

11,503	Apollo Investment	136,311

1,614	Argo Group International Holdings ▼	50,696

400	Arlington Asset Investment, Class A	12,200

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

532	Arrow Financial	$13,220

1,672	Artio Global Investments ▼	27,471

2,679	Ashford Hospitality Trust - REIT — ▼	33,407

966	Asset Acceptance Capital —	5,487

2,449	Associated Estates Realty - REIT ▼	40,751

627	Asta Funding	5,085

5,124	Astoria Financial ▼	74,144

475	Avatar Holdings —	8,550

402	Baldwin & Lyons, Class B	9,282

411	BancFirst	16,551

1,670	Banco Latinoamericano de Exportaciones	28,991

1,682	Bancorp Bank —	16,467

222	Bancorp Rhode Island	9,848

3,041	Bank Mutual	12,438

316	Bank of Marin Bancorp	11,894

794	Bank of the Ozarks ▼	35,357

1,099	BankFinancial	10,045

1,775	Beneficial Mutual Bancorp —	15,318

836	Berkshire Hills Bancorp ▼	18,643

3,577	BGC Partners, Class A	34,518

7,745	BioMed Realty Trust - REIT ▼	153,661

3,878	Blackrock Kelso Capital	40,797

418	BofI Holding —	7,022

4,415	Boston Private Financial Holdings ▼	30,861

379	Bridge Bancorp ▼	8,111

3,346	Brookline Bancorp ▼	30,850

373	Bryn Mawr Bank	7,516

1,416	Calamos Asset Management, Class A ▼	23,038

112	California First National Bancorp	1,701

465	Camden National	16,066

1,804	Campus Crest Communities - REIT ▼	21,323

662	Capital City Bank Group	7,414

178	Capital Southwest	17,131

3,996	CapLease - REIT	22,378

3,873	Capstead Mortgage - REIT	51,279

1,642	Cardinal Financial	18,456

1,600	Cardtronics —	34,000

1,754	Cash America International	83,227

4,756	Cathay General Bancorp ▼	81,090

8,193	CBL & Associates Properties - REIT	152,144

3,240	Cedar Shopping Centers - REIT	19,116

2,107	Center Financial —	15,360

1,121	Centerstate Banks of Florida	6,973

215	Century Bancorp	5,930

730	Chatham Lodging Trust - REIT	11,789

50	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

1,312	Chemical Financial	$26,411

1,487	Chesapeake Lodging Trust - REIT ▼	26,736

2,297	Citizens — ▼	17,113

717	Citizens & Northern ▼	12,311

23,787	Citizens Banking —	21,836

936	City Holdings ▼	31,918

589	Clifton Savings Bancorp	6,750

1,001	CNA Surety —	26,516

722	CNB Financial ▼	10,014

13,341	CNO Financial Group — ▼	107,528

1,784	CoBiz Financial ▼	12,113

2,552	Cogdell Spencer - REIT ▼	15,440

1,049	Cohen & Steers ▼	33,002

4,472	Colonial Properties Trust - REIT ▼	94,628

1,910	Colony Financial - REIT	35,679

2,360	Columbia Banking System	44,510

1,991	Community Bank System ▼	49,815

871	Community Trust Bancorp	24,649

2,146	Compass Diversified Trust ▼	35,967

409	CompuCredit Holdings —	1,742

330	Consolidated-Tomoka Land	10,207

1,160	Coresite Realty - REIT	18,316

5,381	Cousins Properties - REIT ▼	48,429

2,149	Cowen Group — ▼	8,940

1,307	Crawford & Company	6,078

295	Credit Acceptance — ▼	23,866

2,995	CreXus Investment - REIT	34,922

5,177	CVB Financial ▼	50,424

4,081	Cypress Sharpridge Investments - REIT ▼	50,400

967	Danvers Bancorp ▼	21,806

14,471	DCT Industrial Trust - REIT ▼	84,077

2,820	Delphi Financial Group, Class A ▼	90,099

143	Diamond Hill Investment Group	11,726

9,768	DiamondRock Hospitality - REIT — ▼	117,607

1,574	Dime Community Bancshares	24,334

2,115	Dollar Financial —	48,624

937	Donegal Group, Class A	12,781

1,118	Doral Financial —	1,677

1,618	Duff & Phelps, Class A	24,901

2,431	DuPont Fabros Technology - REIT ▼	59,462

2,098	Dynex Capital - REIT	20,728

913	Eagle Bancorp —	12,672

1,448	EastGroup Properties - REIT ▼	66,695

4,258	Education Realty Trust - REIT	36,236

1,461	eHealth — ▼	19,870

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

349	EMC Insurance Group	$7,612

2,536	Employers Holdings	51,126

477	Encore Bancshares —	5,772

827	Encore Capital Group —	24,760

407	Enstar Group —	45,645

882	Enterprise Financial Services ▼	13,142

2,792	Entertainment Properties Trust - REIT ▼	132,927

774	Epoch Holdings	13,421

1,541	Equity Lifestyle Properties - REIT	92,183

2,278	Equity One - REIT ▼	45,150

560	ESB Financial	9,503

921	Essa Bancorp	11,559

929	Evercore Partners, Class A ▼	32,413

889	Excel Trust - REIT	10,579

5,268	Extra Space Storage - REIT ▼	114,052

2,633	EZCORP, Class A —	82,913

6,873	F.N.B. ▼	75,259

927	FBL Financial Group, Class A	28,273

3,120	FBR Capital Markets —	11,232

572	Federal Agricultural Mortgage, Class C ▼	10,839

8,703	FelCor Lodging Trust - REIT —	55,351

3,925	Fifth Street Finance ▼	52,320

807	Financial Engines — ▼	22,943

638	Financial Institutions	10,846

6,167	First American Financial ▼	96,205

532	First Bancorp	7,900

836	First Bancorp - North Carolina ▼	11,671

1,257	First BanCorp of Puerto Rico — ▼	6,272

3,104	First Busey	16,296

1,787	First Cash Financial Services —	70,122

5,188	First Commonwealth Financial	32,166

849	First Community Bancshares	12,616

709	First Financial ▼	22,801

3,503	First Financial Bancorp	57,729

1,230	First Financial Bankshares ▼	68,167

970	First Financial Holdings	10,651

4,588	First Industrial Realty Trust - REIT — ▼	57,442

737	First Interstate Bancsystem	10,082

3,286	First Marblehead —	7,065

1,514	First Merchants	14,035

4,463	First Midwest Bancorp ▼	58,465

329	First of Long Island	8,899

2,946	First Potomac Realty Trust - REIT ▼	47,814

443	First South Bancorp	1,985

6,395	FirstMerit	111,721

52	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

2,783	Flagstar Bancorp —	$4,341

2,792	Flagstone Reinsurance Holdings	23,481

1,836	Flushing Financial ▼	27,026

2,186	Forestar Real Estate Group —	42,999

368	Fox Chase Bancorp	5,023

580	FPIC Insurance Group —	21,414

4,072	Franklin Street Properties - REIT ▼	57,578

1,324	FXCM	17,622

441	GAMCO Investors	22,689

675	German American Bancorp ▼	11,779

79	Gerova Financial Group —	209

1,373	Getty Realty - REIT ▼	34,888

4,116	GFI Group	21,033

3,966	Glacier Bancorp ▼	59,609

1,286	Gladstone Capital	14,609

1,329	Gladstone Commercial - REIT	24,241

1,347	Gladstone Investment	10,426

4,618	Gleacher —	8,728

5,951	Glimcher Realty Trust - REIT ▼	56,832

817	Global Indemnity —	20,866

440	Golub Capital BDC	7,058

1,263	Government Properties Income Trust - REIT	34,631

612	Great Southern Bancorp ▼	12,668

702	Greene County Bancshares — ▼	1,425

1,625	Greenlight Capital —	45,744

690	Hallmark Financial Services —	5,899

1,725	Hancock Holding ▼	56,339

6,075	Hanmi Financial —	8,019

688	Harleysville Group	22,071

1,831	Harris & Harris Group —	9,558

4,145	Hatteras Financial - REIT ▼	117,759

3,420	Healthcare Realty Trust - REIT ▼	78,113

895	Heartland Financial USA	14,069

2,155	Hercules Technology Growth Capital	23,166

560	Heritage Financial — ▼	8,254

108	Heritage Financial Group	1,305

7,970	Hersha Hospitality Trust - REIT	47,342

1,132	HFF —	16,946

4,319	Highwoods Properties - REIT ▼	159,371

2,401	Hilltop Holdings —	23,290

545	Home Bancorp —	8,704

1,173	Home Bancshares	28,117

1,019	Home Federal Bancorp	12,381

2,089	Home Properties - REIT ▼	132,443

2,655	Horace Mann Educators	47,471

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

873	Hudson Pacific Properties - REIT ▼	$13,078

776	Hudson Valley Holding	17,545

1,616	IBERIABANK ▼	96,976

1,036	Imperial Holdings — ▼	10,298

1,275	Independent Bank ▼	37,370

759	Infinity Property & Casualty	44,857

4,287	Inland Real Estate - REIT	41,884

3,179	International Bancshares ▼	56,014

765	INTL FCStone —	20,257

3,523	Invesco Mortgage Capital - REIT	80,113

2,586	Investment Technology Group —	44,246

2,905	Investors Bancorp —	43,691

4,452	Investors Real Estate Trust - REIT ▼	41,893

5,542	iStar Financial - REIT — ▼	53,314

893	JMP Group	7,680

176	Kaiser Federal Financial Group	2,211

248	Kansas City Life Insurance	7,943

2,125	KBW	48,280

899	Kearny Financial	8,603

1,232	Kennedy-Wilson Holdings - REIT — ▼	14,106

3,223	Kilroy Realty - REIT ▼	135,173

3,219	Kite Realty Group Trust - REIT ▼	16,739

5,669	Knight Capital Group, Class A —	77,779

2,027	LaBranche —	8,169

5,412	Ladenburg Thalman Financial Services — ▼	6,332

1,501	Lakeland Bancorp ▼	16,046

890	Lakeland Financial	19,500

4,456	LaSalle Hotel Properties - REIT ▼	125,392

6,233	Lexington Corporate Properties Trust - REIT ▼	62,205

503	Life Partners Holdings ▼	3,526

1,784	LTC Properties - REIT	52,485

2,858	Maiden Holdings	21,292

735	Main Street Capital ▼	13,825

1,125	MainSource Financial Group	10,834

1,935	MarketAxess Holdings	47,117

509	Marlin Business Services —	6,205

3,029	MB Financial ▼	62,670

4,432	MCG Capital	29,251

3,503	Meadowbrook Insurance Group	35,871

806	Medallion Financial	7,439

6,720	Medical Properties Trust - REIT	82,925

654	Medley Capital —	7,652

291	Merchants Bancshares	7,828

580	Meridian Interstate Bancorp —	8,097

801	Metro Bancorp —	10,013

54	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

6,834	MF Global Holdings —	$57,474

20,373	MFA Financial - REIT	162,577

11,895	MGIC Investment — ▼	103,011

1,721	Mid-America Apartment Communities - REIT ▼	115,049

396	Midsouth Bancorp	5,607

410	MidWestOne Financial Group ▼	6,023

1,056	Mission West Properties - REIT ▼	8,110

1,577	Monmouth Real Estate Investment, Class A - REIT	13,184

3,660	Montpelier Holdings	66,209

4,926	MPG Office Trust - REIT — ▼	16,404

1,371	MVC Capital	18,961

2,252	Nara Bancorp —	22,137

288	NASB Financial —	4,444

422	National Bankshares ▼	11,997

2,676	National Financial Partners — ▼	43,057

1,569	National Health Investors - REIT	76,300

266	National Interstate	5,982

7,628	National Penn Bancshares	62,626

4,874	National Retail Properties - REIT ▼	128,381

151	National Western Life Insurance, Class A	24,322

650	Navigators Group —	33,689

1,990	NBT Bancorp	44,974

1,567	Nelnet, Class A ▼	36,088

1,789	Netspend Holdings — ▼	20,770

4,532	Newcastle Investment - REIT —	28,597

1,688	Newstar Financial —	20,172

1,221	NGP Capital Resources	11,526

1,067	Northfield Bancorp ▼	15,013

4,477	NorthStar Realty Finance - REIT ▼	22,609

6,502	Northwest Bancshares	81,860

479	OceanFirst Financial	6,946

4,404	Ocwen Financial — ▼	52,716

5,256	Old National Bancorp	54,400

5,518	OMEGA Healthcare Investors - REIT ▼	126,693

720	OmniAmerican Bancorp —	10,764

624	One Liberty Properties - REIT	9,678

576	Oppenheimer Holdings	17,689

2,576	optionsXpress Holdings	47,501

2,923	Oriental Financial Group	37,882

3,297	Oritani Financial	40,421

384	Orrstown Financial Services	10,460

1,122	Pacific Continental	10,715

1,625	PacWest Bancorp ▼	37,359

641	Park National	44,280

1,268	Parkway Properties - REIT	22,735

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

473	Peapack-Gladstone Financial	$6,286

2,778	Pebblebrook Hotel Trust - REIT	59,588

2,106	PennantPark Investment	25,988

233	Penns Woods Bancorp	8,805

3,282	Pennsylvania Real Estate Investment Trust - REIT ▼	51,823

1,553	Pennymac Mortgage Investment Trust - REIT	28,451

1,190	Penson Worldwide —	7,223

629	Peoples Bancorp	8,573

3,316	PHH — ▼	71,161

7,050	Phoenix Companies —	18,965

1,378	PICO Holdings —	44,261

2,002	Pinnacle Financial Partners — ▼	32,172

1,023	Piper Jaffray Companies —	36,675

2,202	Platinum Underwriters Holdings ▼	83,258

8,503	PMI Group —	18,366

181	Porter Bancorp	1,434

1,008	Portfolio Recovery Associates — ▼	90,982

2,920	Post Properties - REIT	118,552

2,423	Potlatch - REIT ▼	93,746

1,519	Presidential Life	16,922

1,428	Primerica	33,015

1,293	Primus Guaranty —	6,349

3,208	PrivateBancorp ▼	50,494

1,689	ProAssurance —	112,150

5,201	Prospect Capital ▼	62,984

2,812	Prosperity Bancshares	128,930

3,471	Provident Financial Services	50,399

2,388	Provident New York Bancorp	22,399

939	PS Business Parks - REIT	56,584

470	Pzena Investment Management	3,422

7,980	Radian Group ▼	47,321

6,747	RAIT Financial Trust - REIT ▼	16,463

2,251	Ramco-Gershenson Properties Trust - REIT	29,015

4,726	Redwood Trust - REIT ▼	74,813

1,227	Renasant ▼	20,589

604	Republic Bancorp, Class A	13,155

3,634	Resource Capital - REIT ▼	23,548

2,480	Retail Opportunity Investments	27,999

1,088	RLI ▼	64,453

756	Rockville Financial	7,507

946	Rodman & Renshaw Capital Group — ▼	1,864

476	Roma Financial	5,027

1,436	S&T Bancorp ▼	29,309

1,469	Sabra Health Care - REIT —	24,709

1,259	Safeguard Scientifics —	24,613

56	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

803	Safety Insurance Group	$37,596

1,098	Sanders Morris Harris Group	9,476

1,456	Sandy Spring Bancorp ▼	26,019

375	Saul Centers - REIT	16,421

741	SCBT Financial ▼	23,890

1,197	SeaBright Insurance Holdings	12,233

3,182	Selective Insurance Group	56,130

535	Sierra Bancorp ▼	5,965

2,413	Signature Bank — ▼	140,461

1,009	Simmons First National, Class A ▼	26,628

339	Solar Capital	8,604

471	Solar Senior Capital —	8,878

864	Southside Bancshares	18,787

1,164	Southwest Bancorp —	16,506

1,676	Sovran Self Storage - REIT ▼	71,699

4,225	Starwood Property Trust - REIT	96,288

866	State Auto Financial	14,705

777	State Bancorp	10,256

1,384	StellarOne	19,376

1,617	Sterling Bancorp	16,736

5,441	Sterling Bancshares	48,370

987	Stewart Information Services ▼	10,008

3,025	Stifel Financial — ▼	138,182

8,341	Strategic Hotels & Resorts - REIT —	56,886

629	Suffolk Bancorp ▼	10,322

1,127	Sun Communities - REIT ▼	43,367

6,964	Sunstone Hotel Investors - REIT —	72,843

7,649	Susquehanna Bancshares	70,524

2,484	SVB Financial Group — ▼	150,133

1,682	SWS Group ▼	10,260

841	SY Bancorp ▼	21,000

4,886	Tanger Factory Outlet Centers - REIT ▼	135,000

569	Taylor Capital Group — ▼	5,656

715	Tejon Ranch —	25,483

526	Terreno Realty - REIT — ▼	8,921

747	Territorial Bancorp	14,992

2,172	Texas Capital Bancshares — ▼	56,038

534	THL Credit	7,647

2,090	Thomas Properties Group —	7,503

1,595	TICC Capital	18,087

501	Tompkins Trustco	20,411

561	Tower Bancorp ▼	12,179

2,467	Tower Group ▼	56,420

1,395	Townebank Portsmouth ▼	20,674

2,424	TradeStation Group —	23,392

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Financials (continued)

1,091	Triangle Capital ▼	$19,485

872	TriCo Bancshares ▼	14,222

4,675	TrustCo Bank Corporation of New York	28,050

3,499	Trustmark ▼	81,317

5,197	Two Harbors Investment - REIT	54,361

1,882	UMB Financial	79,251

618	UMH Properties - REIT	6,390

6,795	Umpqua Holdings ▼	78,890

1,058	Union First Market Bankshares	13,468

2,328	United Bankshares ▼	60,900

5,592	United Community Banks — ▼	13,421

965	United Financial Bancorp	15,768

1,323	United Fire & Casualty	26,195

866	Universal Health Realty Income Trust - REIT ▼	37,333

805	Universal Insurance Holdings	4,355

1,002	Univest Corporation of Pennsylvania	16,854

1,658	Urstadt Biddle Properties - REIT, Class A	32,629

5,850	U-Store-It Trust - REIT ▼	66,456

852	ViewPoint Financial Group	10,522

1,191	Virginia Commerce Bancorp —	7,158

353	Virtus Investment Partners —	18,642

2,136	Walter Investment Management - REIT	38,064

908	Washington Banking ▼	12,703

3,413	Washington Real Estate Investment Trust - REIT ▼	110,581

789	Washington Trust Bancorp	18,486

389	Waterstone Financial —	1,245

3,874	Webster Financial	83,368

1,463	WesBanco	29,699

945	West Bancorporation	7,362

5,562	West Coast Bancorp - Oregon — ▼	19,912

1,687	Westamerica Bancorporation ▼	85,683

3,885	Western Alliance Bancorp —	32,129

1,724	Westfield Financial	15,654

342	Westwood Holdings	12,876

5,724	Whitney Holding	77,503

1,310	Wilshire Bancorp — ▼	5,240

1,351	Winthrop Realty Trust - REIT	16,388

1,822	Wintrust Financial ▼	61,383

950	World Acceptance — ▼	64,552

290	WSFS Financial	13,041
	Total Financials	15,408,752
	Health Care – 12.0%

1,335	Abaxis —	38,782

1,993	ABIOMED — ▼	34,638

3,074	Accelrys —	23,270

58	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

690	Accretive Health — ▼	$19,486

3,034	Accuray — ▼	26,972

2,319	Acorda Therapeutics — ▼	65,025

442	Acura Pharmaceuticals — ▼	2,073

340	Aegerion Pharmaceuticals —	6,708

1,613	Affymax —	10,549

4,311	Affymetrix —	23,279

647	Air Methods —	43,750

3,256	Akorn —	21,555

1,421	Albany Molecular Research —	6,949

2,577	Alexza Pharmaceuticals — ▼	4,149

3,470	Align Technology —	83,766

389	Alimera Sciences —	3,462

5,764	Alkermes —	83,117

1,601	Alliance Imaging —	7,076

2,743	Allied Healthcare International —	7,159

4,665	Allos Therapeutics — ▼	13,575

486	Almost Family — ▼	16,850

2,197	Alnylam Pharmaceuticals —	22,541

3,015	Alphatec Holdings —	9,588

1,268	AMAG Pharmaceuticals — ▼	24,092

1,667	Amedisys — ▼	55,544

504	America Service Group	13,003

789	American Dental Partners —	10,407

4,502	American Medical Systems —	132,809

3,069	AMERIGROUP — ▼	209,613

1,944	AMN Healthcare Services —	16,777

1,869	Amsurg, Class A —	50,201

242	Amyris —	6,396

709	Anacor Pharmaceuticals —	4,694

780	Analogic	44,983

1,490	AngioDynamics —	24,287

4,180	Antares Pharma —	7,775

341	Anthera Pharmaceuticals —	2,482

1,434	Aoxing Pharmaceutical — ▼	2,796

813	Ardea Biosciences —	23,049

7,870	Arena Pharmaceuticals — ▼	11,018

7,486	Ariad Pharmaceuticals — ▼	64,005

2,895	ArQule —	20,439

3,152	Array BioPharma —	9,740

1,599	ArthroCare — ▼	56,493

2,120	AspenBio Pharma —	1,451

584	Assisted Living Concepts, Class A —	21,059

1,964	Athenahealth — ▼	90,796

81	Atrion	14,025

2,475	Auxilium Pharmaceuticals — ▼	60,291

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

5,497	AVANIR Pharmaceuticals — ▼	$24,022

649	Aveo Pharmaceuticals —	10,098

7,965	AVI BioPharma — ▼	14,337

339	BG Medicine —	2,590

1,713	BioCryst Pharmaceuticals — ▼	6,655

1,091	Biodel — ▼	2,411

777	Biomimetic Therapeutics —	10,466

1,446	Bio-Reference Laboratories — ▼	36,454

5,473	BioSante Pharmaceuticals — ▼	12,752

2,551	BioScrip — ▼	11,760

236	Biospecifics Technologies —	5,723

1,496	BioTime — ▼	10,637

4,311	Bruker BioSciences —	85,099

1,557	Cadence Pharmaceuticals — ▼	13,203

2,662	Caliper Life Sciences —	17,809

1,692	Cambrex —	8,900

726	Cantel Medical	18,825

1,382	Capital Senior Living —	12,811

511	Caraco Pharmaceutical Laboratories —	2,673

1,428	Cardionet —	6,512

2,280	Catalyst Health Solutions —	135,797

4,990	Celera —	39,471

1,886	Celldex Therapeutics —	8,034

2,912	Centene —	105,502

3,533	Cepheid — ▼	114,151

2,789	Cerus — ▼	8,255

2,799	Chelsea Therapeutics International —	13,183

1,242	Chemed	86,480

812	Chindex International —	13,958

650	Codexis —	6,818

355	Complete Genomics — ▼	5,850

538	Computer Programs & Systems	31,629

1,861	Conceptus — ▼	28,715

1,771	CONMED —	49,730

1,786	Continucare —	9,573

1,834	Corcept Therapeutics —	8,070

398	Cornerstone Therapeutics —	2,782

413	Corvel —	21,393

1,784	Cross Country Healthcare —	13,237

1,618	CryoLife —	9,449

3,514	Cubist Pharmaceuticals — ▼	118,949

733	Cumberland Pharmaceuticals —	3,694

4,487	Curis — ▼	18,643

811	Cutera —	7,169

1,667	Cyberonics —	59,295

60	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

518	Cynosure —	$7,630

2,526	Cytokinetics —	3,764

2,721	Cytori Therapeutics — ▼	20,435

6,476	Cytrx — ▼	5,839

2,589	Delcath Systems — ▼	18,304

3,100	DepoMed —	27,373

3,633	DexCom —	60,489

1,066	Dionex —	126,161

5,012	Durect —	18,695

5,436	Dyax —	10,872

5,640	Dynavax Technologies — ▼	15,679

556	Dynavox —	3,253

995	Emergent Biosolutions — ▼	23,094

1,318	Emeritus — ▼	32,304

843	Endocyte —	10,242

2,945	Endologix — ▼	23,413

671	Ensign Group	18,560

1,884	Enzo Biochem —	7,517

2,939	Enzon Pharmaceuticals — ▼	33,740

2,513	eResearchTechnology —	15,983

2,718	Exact Sciences —	21,771

442	Exactech —	7,916

698	Examworks Group — ▼	15,496

7,445	Exelixis — ▼	91,276

1,874	Five Star Quality Care —	15,704

521	Furiex Pharmaceuticals —	7,726

816	Genomic Health — ▼	22,277

1,681	Gentiva Health Services —	47,068

6,956	Geron —	33,389

1,414	Greatbatch — ▼	38,277

1,490	Haemonetics — ▼	104,598

4,626	Halozyme Therapeutics — ▼	30,670

1,516	Hanger Orthopedic Group —	41,190

2,501	Hansen Medical — ▼	9,004

5,554	HealthSouth — ▼	142,349

3,837	Healthspring —	159,197

2,044	Healthways —	34,584

556	Heartware International — ▼	41,483

589	Hi-Tech Pharmaceutical — ▼	16,292

1,577	HMS Holdings —	124,126

693	ICU Medical —	31,261

2,717	Idenix Pharmaceuticals —	13,802

4,147	Immucor —	90,529

4,021	ImmunoGen — ▼	53,721

3,946	Immunomedics — ▼	16,692

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

3,700	Impax Laboratories —	$101,306

5,247	Incyte — ▼	96,965

4,270	Indevus Pharmaceuticals, escrow shares —	—

1,093	Infinity Pharmaceuticals —	6,536

3,546	Inhibitex — ▼	14,893

5,840	Inovio Pharmaceuticals — ▼	5,557

3,705	Inspire Pharmaceuticals —	18,488

2,381	Insulet — ▼	51,168

1,149	Integra LifeSciences — ▼	60,104

2,839	InterMune — ▼	126,733

1,736	Invacare ▼	57,114

982	IPC The Hospitalist —	50,926

1,070	IRIS International —	10,058

1,146	Ironwood Pharmaceuticals — ▼	16,754

5,679	Isis Pharmaceuticals — ▼	53,269

927	Jazz Pharmaceuticals —	29,581

905	Kendle International —	9,095

597	Kensey Nash —	14,764

3,154	Keryx Biopharmaceuticals — ▼	16,685

2,379	Kindred Healthcare — ▼	59,998

548	Landauer	32,973

616	Lannett —	3,554

1,003	LCA-Vision —	6,760

11,734	Lexicon Pharmaceuticals — ▼	19,713

925	LHC Group —	27,398

1,151	Ligand Pharmaceuticals —	12,788

2,225	Luminex —	43,143

2,003	Magellan Health Services —	104,196

1,800	Mako Surgical — ▼	49,446

3,949	MannKind — ▼	17,218

928	Map Pharmaceuticals —	14,310

3,094	Masimo ▼	107,640

1,542	Maxygen ▼	7,957

2,405	MedAssets —	38,528

1,218	MedCath —	16,455

864	Medical Action Industries —	7,517

3,217	Medicines — ▼	50,507

3,588	Medicis Pharmaceutical, Class A ▼	127,230

1,116	Medidata Solutions —	28,648

2,018	Medivation —	49,845

1,367	Mela Sciences — ▼	5,072

3,064	Merge Healthcare —	15,106

2,470	Meridian Bioscience ▼	61,034

1,703	Merit Medical Systems —	39,714

1,587	Metabolix — ▼	12,823

62	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

2,463	Metropolitan Health Networks —	$10,394

5,364	Micromet —	36,261

813	Molina Healthcare —	34,959

2,589	Momenta Pharmaceuticals — ▼	48,854

657	MWI Veterinary Supply —	54,643

2,656	NABI Biopharmaceuticals —	15,352

1,011	Nanosphere — ▼	3,003

471	National Healthcare	21,883

97	National Research	3,454

1,707	Natus Medical —	28,968

5,707	Nektar Therapeutics — ▼	59,239

1,174	Neogen — ▼	49,191

2,215	Neostem — ▼	4,386

2,724	Neuralstem — ▼	4,876

2,909	Neurocrine Biosciences —	22,370

630	NeurogesX — ▼	2,136

5,021	Novavax — ▼	12,879

4,730	NPS Pharmaceuticals —	49,050

212	NuPathe —	1,823

2,324	NuVasive —	71,788

1,462	NxStage Medical — ▼	36,024

1,098	Nymox Pharmaceutical — ▼	8,334

963	Obagi Medical Products —	12,355

1,113	Omeros —	5,943

1,846	Omnicell —	28,391

3,765	Onyx Pharmaceuticals —	141,451

5,814	Opko Health — ▼	23,140

2,375	Optimer Pharmaceuticals — ▼	29,996

2,623	OraSure Technologies —	23,109

1,802	Orexigen Therapeutics — ▼	5,640

1,043	Orthofix International —	35,535

3,880	Orthovita —	9,351

1,022	Osiris Therapeutics — ▼	7,246

3,743	Owens & Minor	128,946

898	Pacific Biosciences — ▼	10,991

2,014	Pain Therapeutics	19,153

1,061	Palomar Medical Technologies —	16,987

2,026	Par Pharmaceutical Companies —	69,775

3,508	PAREXEL —	97,382

526	PDI —	4,560

7,285	PDL BioPharma	46,770

3,993	Peregrine Pharmaceuticals —	9,903

2,254	Pharmacyclics — ▼	14,944

1,882	Pharmasset — ▼	190,967

1,860	Pharmerica —	24,478

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Health Care (continued)

1,514	POZEN —	$9,447

1,548	Progenics Pharmaceutical —	11,471

3,392	PSS World Medical — ▼	97,554

2,068	Pure Bioscience — ▼	2,709

1,119	Quality Systems ▼	100,397

3,265	Questcor Pharmaceuticals — ▼	66,932

1,282	Quidel — ▼	17,012

1,493	RehabCare Group —	56,092

3,004	Rigel Pharmaceuticals —	27,366

610	Rochester Medical —	7,045

3,126	RTI Biologics —	9,065

1,133	Rural/Metro — ▼	19,295

3,383	Salix Pharmaceuticals —	132,918

3,078	Sangamo BioSciences — ▼	22,100

3,161	Santarus —	9,831

4,179	Savient Pharmaceuticals — ▼	48,518

2,178	Sciclone Pharmaceuticals —	9,605

5,517	Seattle Genetics — ▼	91,637

2,981	Select Medical Holdings —	26,590

2,291	Senomyx — ▼	13,929

6,256	Sequenom — ▼	44,105

2,128	SIGA Technologies — ▼	29,217

1,986	Sirona Dental Systems —	113,341

1,215	Skilled Healthcare Group, Class A —	14,726

3,524	Solta Medical —	12,792

2,158	Somaxon Pharmaceuticals — ▼	5,827

813	SonoSite —	28,211

1,872	Spectranetics —	10,652

3,059	Spectrum Pharmaceuticals — ▼	27,531

2,069	Staar Surgical —	11,483

7,605	StemCells — ▼	6,396

1,731	Stereotaxis — ▼	6,734

3,516	STERIS	126,717

656	Sucampo Pharmaceuticals —	2,939

1,379	Sun Healthcare Group —	16,258

3,314	Sunrise Senior Living — ▼	34,399

3,603	SuperGen —	9,764

939	SurModics — ▼	14,423

2,183	Symmetry Medical —	21,721

2,111	Syneron Medical —	26,493

676	Synovis Life Technologies —	13,784

1,495	Synta Pharmaceuticals —	9,075

1,415	Targacept —	34,215

909	Team Health Holdings —	18,071

748	The Provident Service —	11,026

64	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

3,875	Theravance — ▼	$107,531

2,812	TomoTherapy —	12,879

542	Transcend Services —	13,078

318	Transcept Pharmaceuticals —	3,196

1,253	Triple-S Management —	26,238

644	U.S. Physical Therapy	15,681

2,870	Unilife — ▼	15,986

1,898	Universal American Financial ▼	43,844

1,626	Vanda Pharmaceuticals —	13,089

987	Vascular Solutions —	12,614

4,217	Vical — ▼	15,856

4,720	ViroPharma — ▼	91,049

972	Vital Images —	18,118

4,850	Vivus — ▼	37,733

2,946	Volcano —	78,540

2,575	WellCare Health Plans —	112,811

1,997	West Pharmaceutical Services	94,338

2,320	Wright Medical Group —	38,350

1,832	XenoPort — ▼	14,986

332	Young Innovations	10,299

3,903	Zalicus — ▼	11,943

3,514	Ziopharm Oncology — ▼	26,566

405	Zogenix —	2,013

1,285	Zoll Medical — ▼	72,834
	Total Health Care	10,035,287
	Industrials – 14.1%

1,156	3D Systems — ▼	48,228

2,007	A.O. Smith ▼	88,248

5,158	A123 Systems — ▼	31,154

780	AAON ▼	25,623

2,360	AAR —	61,454

3,055	ABM Industries	74,298

2,458	Acacia Research —	101,048

3,327	ACCO Brands —	32,305

1,511	Aceto	12,103

4,129	Actuant, Class A ▼	114,621

2,581	Acuity Brands ▼	151,763

3,385	Advanced Battery Technologies — ▼	5,822

929	Advisory Board —	43,403

982	AeroVironment — ▼	28,134

3,389	Air Transport Services Group —	27,722

3,012	Aircastle	37,530

8,056	AirTran Holdings —	60,501

388	Alamo Group	11,101

2,105	Alaska Air Group —	138,656

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

1,727	Albany International, Class A	$43,710

880	Allegiant Travel ▼	39,486

1,627	Altra Holdings —	41,310

503	Amerco —	51,165

434	Ameresco, Class A —	6,992

529	American Railcar Industries —	14,987

2,118	American Reprographics —	18,956

560	American Science & Engineering	49,336

2,945	American Superconductor ▼ —	34,898

537	American Woodmark	10,906

538	Ameron International	37,843

485	Ampco-Pittsburgh	13,032

1,550	APAC Customer Services —	8,851

1,682	Apogee Enterprises	24,019

4,600	Applied Energetics —	3,128

2,577	Applied Industrial Technology	90,865

451	Argan —	4,239

1,543	Arkansas Best	35,504

1,104	Astec Industries —	42,813

564	Astronics —	14,664

1,532	Atlas Air Worldwide Holdings —	105,570

6,207	Avis Budget Group — ▼	117,685

741	AZZ ▼	32,441

904	Badger Meter ▼	34,271

969	Baltic Trading Limited	7,762

2,782	Barnes Group	68,827

467	Barrett Business Services	7,528

2,749	Beacon Roofing Supply — ▼	61,358

2,775	Belden	105,533

2,838	Blount International —	47,111

708	BlueLinx Holdings —	2,563

2,921	Brady, Class A	110,151

3,038	Briggs & Stratton ▼	71,666

2,842	Brinks ▼	93,814

5,494	Broadwind Energy — ▼	9,065

2,566	Builders FirstSource —	6,800

593	CAI International —	14,920

14,271	Capstone Turbine — ▼	27,828

547	Cascade	25,053

1,480	Casella Waste Systems —	10,005

2,501	CBIZ — ▼	18,332

722	CDI	10,700

1,347	Celadon Group —	19,895

3,266	Cenveo —	21,164

1,532	Ceradyne —	71,790

66	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

1,732	Chart Industries —	$84,193

1,035	CIRCOR International	47,020

2,993	CLARCOR	135,254

1,289	Clean Harbors — ▼	126,966

471	Coleman Cable —	4,719

1,440	Colfax —	31,464

1,161	Columbus McKinnon —	23,220

2,319	Comfort Systems USA	28,315

1,454	Commercial Vehicle Group —	25,096

553	Consolidated Graphics — ▼	31,051

2,033	Corporate Executive Board	81,015

1,135	CoStar Group — ▼	77,203

621	Courier	8,508

658	CRA International —	18,720

953	Cubic	51,538

2,715	Curtiss-Wright	90,274

2,996	Deluxe	81,132

1,637	DigitalGlobe —	47,473

1,724	Dollar Thrifty Automotive — ▼	118,835

681	Douglas Dynamics	10,549

619	Ducommun	14,082

650	DXP Enterprises —	17,062

2,347	Dycom Industries —	34,876

783	Dynamic Materials	20,374

3,779	Eagle Bulk Shipping — ▼	12,962

3,947	EMCOR Group —	122,239

1,130	Encore Wire ▼	31,538

3,617	Ener1 — ▼	9,151

2,789	Energy Conversion Devices — ▼	5,578

2,436	Energy Recovery — ▼	7,527

5,252	EnergySolutions	29,674

1,169	EnerNOC — ▼	20,937

2,865	EnerSys —	108,555

1,536	Ennis	28,692

1,240	EnPro Industries —	49,699

1,598	ESCO Technologies	58,615

1,784	Esterline Technologies —	128,091

2,362	Excel Maritime Carriers — ▼	9,472

760	Exponent —	32,612

3,694	Federal Signal ▼	24,934

2,777	Flow International —	11,969

4,329	Force Protection —	19,437

1,752	Forward Air	58,902

777	Franklin Covey —	7,164

1,406	Franklin Electric	63,425

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

728	FreightCar America —	$21,825

6,338	FuelCell Energy — ▼	10,838

1,106	Fuel-Tech —	8,970

2,118	Furmanite —	17,749

1,085	G&K Services, Class A	35,913

1,571	Genco Shipping & Trading — ▼	13,181

3,471	GenCorp —	22,666

1,147	Generac Holdings —	23,881

2,265	Genesee & Wyoming, Class A —	140,385

3,592	Geo Group —	95,835

1,310	GeoEye —	48,588

1,796	Gibraltar Industries —	20,977

725	Gorman-Rupp	29,326

962	GP Strategies —	12,593

7,145	GrafTech International —	165,764

584	Graham	13,362

2,089	Granite Construction ▼	56,779

3,476	Great Lakes Dredge & Dock	25,896

1,123	Greenbrier Companies —	30,400

2,630	Griffon —	33,506

3,704	GT Solar International — ▼	41,374

1,665	H & E Equipment Services —	33,134

3,147	Hawaiian Holdings —	18,410

3,775	Healthcare Services Group	67,044

3,006	Heartland Express	51,853

2,200	HEICO ▼	105,952

1,035	Heidrick & Struggles International	24,219

3,263	Herman Miller ▼	84,903

5,800	Hexcel —	124,874

136	Higher One Holdings — ▼	1,916

1,516	Hill International —	7,686

2,683	HNI ▼	73,836

1,016	Hoku — ▼	2,073

1,806	Horizon Lines, Class A ▼	3,197

1,077	Houston Wire & Cable ▼	18,083

2,265	Hub Group —	91,234

1,908	Hudson Highland Group —	11,505

1,313	Huron Consulting Group —	37,814

1,016	ICF International —	24,750

1,517	II-VI — ▼	87,758

1,714	InnerWorkings — ▼	15,375

2,275	Insituform Technologies, Class A —	57,580

1,305	Insperity	39,528

1,068	Insteel Industries	15,945

3,099	Interface, Class A	57,765

68	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

1,979	Interline Brands —	$41,796

327	International Shipholding	7,845

14,480	JetBlue Airways — ▼	81,957

1,680	John Bean Technologies	33,953

780	Kadant —	24,063

1,563	Kaman ▼	58,144

1,992	Kaydon ▼	77,090

1,526	Kelly Services, Class A — ▼	29,162

1,730	Kforce — ▼	27,074

1,856	Kimball International	13,883

3,302	Knight Transportation	59,469

2,837	Knoll ▼	55,690

2,699	Korn Ferry International —	55,896

945	Kratos Defense & Security Solutions —	12,918

769	LaBarge —	14,719

924	Ladish — ▼	52,391

212	Lawson Products	4,670

1,186	Layne Christensen —	35,295

628	LB Foster	26,728

751	Lindsay Manufacturing ▼	55,063

508	LMI Aerospace —	10,185

1,050	LSI Industries	8,704

1,012	Lydall —	9,867

711	M & F Worldwide —	17,839

1,002	Marten Transport	22,405

3,177	MasTec —	72,054

1,446	McGrath Rentcorp	41,052

5,606	Meritor — ▼	96,479

816	Met Pro	9,702

2,227	Metalico —	14,119

479	Michael Baker —	11,803

6,030	Microvision — ▼	9,407

980	Middleby — ▼	87,877

785	Miller Industries	12,419

1,602	Mine Safety Appliances	63,567

856	Mistras Group —	15,682

2,162	Mobile Mini —	53,855

2,692	Moog, Class A —	118,771

2,157	Mueller Industries	84,382

9,379	Mueller Water Products, Class A	41,268

606	Multi Color	12,520

1,051	Myr Group — ▼	26,201

345	NACCO Industries, Class A	36,304

3,043	Navigant Consulting —	35,451

1,087	NCI Building Systems —	13,457

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Industrials (continued)

4,034	Nordson	$229,817

563	Northwest Pipe —	13,546

2,544	Old Dominion Freight Line —	95,196

170	Omega Flex —	2,399

2,076	On Assignment —	22,774

3,403	Orbital Sciences — ▼	64,078

1,618	Orion Marine Group —	16,714

2,162	Otter Tail	50,548

272	P.A.M. Transportation Services —	3,093

1,963	Pacer International —	11,758

465	Park-Ohio Holdings —	9,914

264	Patriot Transportation Holdings —	6,655

1,140	PGT —	2,827

918	Pike Electric —	9,327

1,103	Pinnacle Airlines —	6,011

874	PMFG — ▼	20,032

1,292	Polypore International — ▼	79,807

474	Powell Industries —	18,732

1,047	Powersecure International —	8,219

147	Preformed Line Products	10,562

1,202	Primoris Services	14,160

529	Quality Distribution —	6,295

2,174	Quanex Building Products	45,567

1,371	RailAmerica —	23,334

937	Raven Industries	50,935

1,324	RBC Bearings —	51,980

2,101	Republic Airways Holdings —	11,335

2,737	Resources Connection	40,480

629	Roadrunner Transportation Systems —	8,863

2,328	Robbins & Myers	101,198

3,798	Rollins	79,644

2,990	RSC Holdings — ▼	39,378

1,953	Rush Enterprises —	41,150

942	Saia —	15,637

6,839	Satcon Technology — ▼	21,885

658	Sauer-Danfoss —	38,829

658	Schawk	12,410

1,092	School Specialty —	16,173

18	Seaboard	42,966

488	SeaCube Container Leasing	7,920

3,096	SFN Group — ▼	32,601

2,324	Simpson Manufacturing	64,886

3,319	SkyWest	54,863

921	Standard Parking —	16,108

918	Standard Register	3,158

70	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

726	Standex International	$26,543

4,354	Steelcase, Class A ▼	50,289

955	Sterling Construction —	14,315

756	Sun Hydraulics	35,146

2,279	Sykes Enterprises —	45,648

994	TAL International Group ▼	35,834

3,668	TASER International — ▼	16,359

1,148	Team —	28,643

1,126	Tecumseh Products, Class A —	11,530

2,165	Teledyne Technologies —	109,311

1,136	Tennant	46,599

3,617	Tetra Tech —	85,434

520	Textainer Group Holdings	18,439

2,146	Titan International ▼	66,290

773	Titan Machinery —	24,319

1,455	Tredegar	31,835

940	Trex —	30,155

819	Trimas —	19,009

1,016	Triumph Group	87,498

2,577	TrueBlue —	36,284

1,561	Tutor Perini	41,616

485	Twin Disc	16,524

1,411	Ultrapetrol Bahamas —	7,690

816	Unifi —	13,317

101	United Capital —	2,752

3,666	United Rentals — ▼	107,854

1,445	United Stationers	104,127

1,169	Universal Forest Products	37,747

334	Universal Truckload Services —	5,291

2,140	UQM Technologies — ▼	5,971

9,572	US Airways Group — ▼	87,009

1,107	US Ecology	20,325

474	USA Truck —	5,901

1,214	Viad	30,119

1,136	Vicor ▼	18,983

217	VSE	6,117

3,857	Wabash National —	42,543

1,622	Watsco ▼	114,984

1,784	Watts Water Technologies, Class A ▼	69,041

2,483	Werner Enterprises ▼	64,980

3,677	Woodward Governor	136,233

445	Xerium Technologies —	10,262
	Total Industrials	11,744,410
	Information Technology – 17.5%

2,018	ACI Worldwide —	66,675

2,729	Acme Packet — ▼	225,443

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

2,949	Actuate —	$17,193

4,140	Acxiom —	60,278

3,572	ADTRAN ▼	147,416

2,475	Advanced Analogic Technologies —	10,543

2,159	Advanced Energy Industries —	30,550

1,926	Advent Software —	52,445

1,320	Agilysys —	6,890

301	Alpha & Omega Semiconductor —	4,268

1,221	American Software, Class A	9,499

6,226	Amkor Technology — ▼	41,714

3,667	ANADIGICS —	14,338

948	Anaren —	15,727

1,122	Ancestry.com — ▼	51,275

1,666	Anixter International	125,183

4,019	Applied Micro Circuits —	42,119

696	Archipelago Learning —	6,104

5,329	Ariba —	185,289

7,555	Arris Group —	90,660

4,549	Aruba Networks — ▼	163,446

3,692	Aspen Technology —	55,343

1,880	ATMI —	37,431

3,598	Aviat Networks —	18,422

1,754	Avid Technology —	32,589

6,181	Axcelis Technologies —	11,558

1,839	AXT — ▼	12,855

690	Bel Fuse	13,890

3,742	Benchmark Electronics —	63,240

2,962	Bigband Networks —	7,583

1,069	Black Box	37,351

2,601	Blackbaud	71,944

1,931	Blackboard — ▼	92,900

2,470	Blue Coat Systems —	71,136

1,699	Bottomline Technologies —	47,198

4,180	Brightpoint —	42,302

444	BroadSoft —	20,180

3,922	Brooks Automation —	47,966

1,365	Cabot Microelectronics — ▼	66,680

1,765	CACI International, Class A — ▼	107,859

659	Calix —	14,406

502	Cass Information Systems ▼	20,040

2,633	Cavium Networks — ▼	124,330

1,944	CDC —	6,221

1,180	Ceva —	36,084

2,307	Checkpoint Systems —	48,585

4,191	CIBER —	23,973

72	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

3,884	Cirrus Logic —	$64,319

2,364	Cognex	73,946

1,374	Coherent —	85,889

1,342	Cohu	19,338

2,487	CommVault Systems — ▼	97,963

912	Computer Task Group —	13,543

1,315	comScore —	39,200

1,716	Comtech Telecommunications ▼	48,563

1,493	Comverge — ▼	5,763

2,388	Concur Technologies — ▼	138,194

1,693	Constant Contact —	46,913

351	Convio —	4,296

2,085	Cray —	14,011

2,020	CSG Systems International —	42,905

2,059	CTS	22,628

1,765	Cymer —	84,914

1,908	Daktronics	20,473

874	DDi	8,399

2,386	DealerTrack Holdings —	53,590

1,117	Deltek —	8,377

460	Demand Media — ▼	7,622

1,200	DemandTec —	13,284

1,486	DG Fastchannel —	54,373

873	Dice Holdings —	16,002

1,500	Digi International —	17,715

400	Digimarc —	10,796

2,328	Digital River —	75,753

1,945	Diodes —	66,558

1,288	DSP Group —	10,407

1,036	DTS —	45,646

6,430	EarthLink	52,855

1,779	Ebix — ▼	40,650

1,979	Echelon — ▼	18,820

631	Echo Global Logistics — ▼	8,777

1,187	Electro Rent	18,695

1,628	Electro Scientific Industries —	26,781

2,687	Electronics For Imaging —	48,259

948	EMS Technologies —	23,946

4,813	Emulex —	46,638

7,932	Entegris — ▼	68,453

3,621	Entropic Communications — ▼	31,720

455	Envestnet —	6,029

2,903	Epicor Software —	36,287

1,956	EPIQ Systems	27,834

224	ePlus —	6,194

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

315	Epocrates —	$7,377

2,966	Euronet Worldwide — ▼	55,612

1,909	Evergreen Solar — ▼	2,768

2,107	Exar —	12,874

911	Exlservice Holdings —	18,876

5,416	Extreme Networks —	16,952

580	Fabrinet —	13,369

2,461	Fair Isaac	73,535

2,102	FalconStor Software —	8,955

970	FARO Technologies —	41,875

2,280	FEI — ▼	74,009

5,274	Finisar —	148,147

3,005	FormFactor —	31,162

866	Forrester Research	34,216

2,468	Fortinet —	120,192

2,282	FSI International — ▼	10,497

1,493	Gerber Scientific —	14,273

2,690	Global Cash Access Holdings —	8,877

1,181	Globecomm Systems —	16,912

3,687	GSI Commerce — ▼	107,918

1,124	GSI Technology —	10,015

790	Guidance Software —	6,312

2,232	Hackett Group —	9,687

5,834	Harmonic —	48,306

2,285	Heartland Payment Systems	45,609

1,622	Hittite Microwave — ▼	104,441

543	Hughes Communications —	32,499

1,386	Hutchinson Technology —	3,701

2,734	Hypercom —	32,726

1,395	iGATE	23,659

1,784	Ikanos Communications —	2,248

1,669	Imation —	17,141

1,723	Immersion —	12,474

5,397	Infinera — ▼	42,205

1,925	Infospace —	17,325

401	Inphi —	8,654

2,795	Insight Enterprises —	47,962

987	Integral Systems —	12,328

9,639	Integrated Device Technology —	78,413

1,537	Integrated Silicon Solutions —	14,847

784	Interactive Intelligence —	29,337

2,637	Interdigital ▼	122,067

2,899	Intermec —	33,280

3,097	Internap Network Services —	25,055

2,167	Internet Capital Group —	30,100

74	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

1,269	Intevac —	$15,520

653	Intralinks Holdings —	20,739

1,528	IPG Photonics —	106,135

1,940	Ixia — ▼	31,700

1,367	IXYS — ▼	21,681

2,681	J2 Global Communications — ▼	78,982

5,073	Jack Henry & Associates	172,330

2,473	JDA Software —	81,040

1,369	Kenexa — ▼	40,276

750	Keynote Systems	16,005

1,676	Kit Digital — ▼	19,291

4,011	Kopin —	19,293

4,167	Kulicke & Soffa —	37,753

852	KVH Industries —	11,161

4,562	L-1 Identity Solutions —	53,512

6,542	Lattice Semiconductor —	44,420

8,385	Lawson Software —	92,822

3,064	Limelight Networks —	19,518

3,500	Lionbridge Technologies —	11,795

916	Liquidity Services —	17,816

1,324	Littelfuse	82,366

2,517	Liveperson —	33,627

1,251	Local Com — ▼	6,080

894	LogMeIn — ▼	38,505

1,216	LoopNet —	22,593

678	Loral Space & Communications —	47,392

2,904	LTX-Credence —	25,178

3,895	Magma Design Automation —	24,772

1,347	Manhattan Associates —	48,694

1,335	ManTech International — ▼	58,593

1,536	Marchex	10,844

2,969	Mattson Technology — ▼	6,888

1,026	MAXIMUS	82,070

444	MaxLinear, Class A —	4,169

1,567	Maxwell Technologies — ▼	27,940

859	Measurement Specialties —	29,876

321	Mediamind Technologies —	4,455

6,331	Mentor Graphics —	93,382

1,332	Mercury Computer Systems — ▼	25,721

321	Meru Networks — ▼	5,589

2,226	Methode Electronics, Class A	27,513

2,775	Micrel	35,548

4,954	Microsemi —	116,914

552	MicroStrategy —	77,998

1,896	Mindspeed Technologies — ▼	17,102

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

2,956	MIPS Technologies, Class A —	$24,594

3,006	MKS Instruments	85,310

2,629	ModusLink Global Solutions	13,776

5,033	MoneyGram International —	19,931

1,919	Monolithic Power Systems —	32,585

1,322	Monotype Imaging Holdings —	17,979

1,611	MoSys —	9,972

314	Motricity —	4,195

9,405	Move —	22,478

1,020	MTS Systems	45,155

600	Multi-Fineline Electronix —	15,978

1,057	Nanometrics —	17,092

397	NCI —	9,770

508	Neophotonics —	5,517

2,056	NETGEAR —	85,838

3,717	Netlogic Microsystems — ▼	160,314

1,714	NetScout Systems —	43,861

1,018	NetSuite — ▼	35,233

2,138	Network Engines —	3,806

1,779	Network Equipment Technologies —	5,995

2,109	Newport —	39,502

3,074	NIC	39,516

1,844	Novatel Wireless — ▼	11,433

272	NVE —	16,037

2,931	Oclaro —	32,871

3,081	OmniVision Technologies —	103,522

1,689	Online Resources —	6,452

939	Opentable — ▼	104,501

5,081	Openwave Systems —	10,670

1,249	Oplink Communications —	24,730

715	OPNET Technologies	27,999

2,572	Opnext —	6,070

966	OSI Systems —	37,085

6,889	Parametric Technology —	167,196

1,183	Park Electrochemical	37,820

476	PC Connection —	4,227

1,161	PC-Tel —	8,475

1,341	PDF Solutions —	8,475

915	Pegasystems ▼	33,974

1,379	Perficient —	17,224

1,543	Pericom Semiconductor —	14,026

3,196	Photronics — ▼	27,901

2,864	Plantronics	106,168

2,406	Plexus —	87,795

2,237	PLX Technology —	7,673

76	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

1,439	Power Integrations	$58,049

4,141	Power One — ▼	34,205

9,959	Powerwave Technologies —	45,513

1,628	Presstek —	2,963

3,622	Progress Software — ▼	107,392

1,163	PROS Holdings —	18,236

2,499	Pulse Electronics ▼	14,944

348	QAD	3,800

792	Qlik Technologies —	25,391

13,294	Quantum —	42,275

3,558	Quest Software — ▼	91,654

596	QuinStreet —	10,776

5,754	Rackspace Hosting — ▼	265,777

1,673	Radiant Systems —	33,326

1,423	RadiSys —	12,537

670	Reald — ▼	19,484

4,948	RealNetworks —	18,308

839	Realpage —	26,764

781	Renaissance Learning	9,364

16,210	RF Micro Devices — ▼	107,959

858	Richardson Electronics	11,566

1,285	RightNow Technologies — ▼	46,491

525	Rimage	7,854

7,895	Riverbed Technology —	277,430

1,726	Rofin-Sinar Technologies —	74,753

988	Rogers — ▼	41,022

622	Rosetta Stone — ▼	8,758

941	Rubicon Technology — ▼	26,828

1,792	Rudolph Technologies —	20,267

3,222	S1 —	22,135

1,500	Saba Software —	15,225

4,719	Sanmina-SCI —	55,307

6,116	Sapient —	77,214

2,186	SAVVIS —	86,041

1,617	ScanSource —	57,840

1,795	SeaChange International —	19,224

3,617	Semtech —	101,529

2,696	ShoreTel —	28,173

1,861	Sigma Designs —	23,746

1,822	Silicon Graphics International — ▼	33,488

4,560	Silicon Image —	37,939

3,119	Smart Modular Technologies —	28,508

1,890	Smith Micro Software — ▼	14,591

2,073	Solarwinds — ▼	50,229

12,577	Sonus Networks —	49,553

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Information Technology (continued)

1,631	Sourcefire — ▼	$43,417

769	Spansion — ▼	15,149

766	Spectrum Control —	15,236

279	SPS Commerce —	4,578

2,492	SRA International, Class A —	77,227

707	SRS Labs —	5,762

740	SS&C Technologies Holdings —	15,096

768	Stamps.com	10,383

1,286	Standard Microsystems —	34,915

2,417	STEC — ▼	50,564

1,156	Stratasys — ▼	62,251

268	Stream Global Services —	874

3,998	SuccessFactors — ▼	138,611

1,450	Super Micro Computer —	24,737

626	Supertex —	13,515

2,786	Support.com —	15,964

1,173	Sycamore Networks	28,738

2,939	Symmetricom —	17,928

2,092	Synaptics — ▼	59,455

1,239	Synchronoss Technologies — ▼	39,970

1,174	SYNNEX —	39,364

785	Syntel	42,924

4,179	Take-Two Interactive Software — ▼	67,616

2,383	Taleo, Class A — ▼	86,431

776	Techtarget —	6,705

4,059	Tekelec —	33,893

2,692	Telecommunication Systems — ▼	12,410

477	Telenav —	6,478

1,791	Teletech Holdings —	35,587

297	Tessco Technologies	3,502

2,966	Tessera Technologies — ▼	58,608

1,730	The Knot —	17,663

4,119	THQ — ▼	16,641

9,860	TIBCO Software — ▼	295,701

148	Tier Technologies —	827

6,853	TiVo — ▼	65,583

1,498	TNS —	24,612

338	Travelzoo — ▼	27,682

3,838	Trident Microsystems —	3,876

8,986	TriQuint Semiconductor —	123,737

4,750	TTM Technologies —	90,820

1,887	Tyler Technologies —	46,779

1,430	Ultimate Software Group —	80,080

1,285	Ultra Clean Holdings —	14,765

1,439	Ultratech —	45,055

78	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

2,578	Unisys — ▼	$76,515

5,098	United Online ▼	33,647

2,093	Universal Display — ▼	114,989

6,904	UTStarcom —	17,743

4,827	ValueClick — ▼	80,852

1,600	VASCO Data Security International —	19,744

2,406	Veeco Instruments — ▼	123,019

5,071	VeriFone Holdings — ▼	277,992

1,968	ViaSat — ▼	78,563

255	Viasystems Group —	6,658

2,089	Virnetx Holding	52,956

805	Virtusa —	15,021

1,011	Vocus —	29,956

1,471	Volterra Semiconductor —	38,673

4,752	Wave Systems — ▼	15,159

2,563	Websense —	66,100

2,340	Wright Express —	131,812

1,981	X-Rite —	9,727

1,789	Xyratex —	18,266

3,862	Zix —	12,745

3,012	Zoran —	31,536

901	Zygo —	13,470
	Total Information Technology	14,658,825
	Materials – 5.5%

1,802	A. Schulman	45,627

924	A.M. Castle & Company —	17,445

318	AEP Industries —	9,645

4,439	Allied Nevada Gold — ▼	191,143

1,415	AMCOL International	52,666

1,189	American Vanguard ▼	10,606

1,342	Arch Chemicals	51,895

1,674	Balchem	66,441

4,160	Boise ▼	40,851

2,321	Buckeye Technologies ▼	65,359

3,337	Calgon Carbon — ▼	57,263

3,783	Century Aluminum —	75,584

715	Clearwater Paper —	56,113

5,182	Coeur d’Alene Mines — ▼	164,321

647	Deltic Timber ▼	43,867

1,791	Endeavour International — ▼	25,976

5,210	Ferro — ▼	78,150

4,071	General Moly — ▼	20,844

2,001	Georgia Gulf — ▼	78,799

3,003	Glatfelter	40,841

3,639	Globe Specialty Metals ▼	81,914

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Materials (continued)

15,301	Golden Star Resources — ▼	$49,728

1,010	Graham Packaging —	23,230

6,671	Graphic Packaging Holding —	36,624

2,878	H.B. Fuller	62,884

531	Hawkins	24,978

697	Haynes International	37,666

3,582	Headwaters —	19,558

16,399	Hecla Mining — ▼	154,315

2,614	Horsehead Holding — ▼	41,223

1,271	Innophos Holdings	58,898

4,990	Jaguar Mining — ▼	27,894

878	Kaiser Aluminum ▼	43,997

2,268	Kapstone Paper & Packaging —	39,418

364	KMG Chemicals	7,495

1,212	Koppers Holdings	55,425

667	Kraton Performance Polymers —	30,789

1,601	Landec —	10,374

7,658	Louisiana-Pacific — ▼	71,219

1,018	LSB Industries — ▼	41,076

1,186	Materion —	49,527

678	Metals USA Holdings —	11,526

1,143	Minerals Technologies	77,724

1,519	Molycorp —	111,343

1,920	Myers Industries	20,486

859	Neenah Paper	20,040

570	NewMarket ▼	105,062

381	NL Industries	5,425

682	Noranda Aluminum Holding —	11,587

4,751	Olin	122,291

552	Olympic Steel	16,212

1,863	OM Group —	67,515

2,674	Omnova Solutions —	22,729

5,424	PolyOne	78,540

661	Quaker Chemical	29,864

2,338	Rock-Tenn, Class A ▼	161,486

3,093	Rockwood Holdings —	175,497

1,831	RTI International Metals —	58,482

1,070	Schweitzer-Mauduit International	55,469

2,972	Sensient Technologies	112,609

2,706	Silgan Holdings ▼	124,097

7,259	Solutia —	191,275

1,777	Spartech —	12,688

447	Stepan ▼	32,171

2,638	Stillwater Mining —	60,173

1,683	STR Holdings — ▼	27,719

80	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

1,234	Texas Industries ▼	$52,038

9,695	Thompson Creek Metals — ▼	119,539

370	TPC Group —	14,593

1,586	U.S. Energy —	9,072

154	United States Lime & Minerals —	6,369

370	Universal Stainless & Alloy —	13,413

5,725	US Gold — ▼	53,815

871	Verso Paper —	4,102

4,400	W.R. Grace & Company —	199,584

2,909	Wausau-Mosinee Paper	19,636

1,167	Westlake Chemical ▼	76,614

3,323	Worthington Industries ▼	71,677

1,288	Zep	24,472

1,693	Zoltek Companies —	21,755
	Total Materials	4,560,357
	Telecommunication Services – 0.7%

1,337	Abovenet	89,245

2,694	Alaska Communications Systems Group ▼	26,051

513	Atlantic Tele-Network ▼	18,842

1,404	Cbeyond — ▼	17,915

12,245	Cincinnati Bell —	36,612

2,684	Cogent Communications Group — ▼	38,945

1,348	Consolidated Communications Holdings	24,790

2,962	Fibertower —	3,999

2,979	General Communication, Class A —	34,258

1,658	Global Crossing —	38,764

4,141	GlobalStar — ▼	5,342

5,582	ICO Global Communication Holdings — ▼	16,132

839	IDT, Class B	24,323

2,022	Iridium Communications ▼ —	15,832

2,002	Neutral Tandem — ▼	30,611

1,751	NTELOS Holdings	34,547

7,186	PAETEC Holding — ▼	25,870

3,058	Premiere Global Services —	24,189

1,318	Shenandoah Telecommunications ▼	24,805

1,118	USA Mobility	17,273

6,245	Vonage Holdings —	32,224
	Total Telecommunication Services	580,569
	Utilities – 2.7%

1,789	Allete	72,437

1,117	American DG Energy — ▼	2,357

1,101	American States Water	38,436

379	Artesian Resources	7,406

3,332	Avista ▼	81,134

2,234	Black Hills ▼	77,631

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2011

Shares	Description ▲	Value

	Utilities (continued)

700	Cadiz — ▼	$8,715

1,199	California Water Service Group	45,226

674	Central Vermont Public Service	15,778

963	CH Energy Group	51,636

568	Chesapeake Utilities	24,305

3,629	Cleco ▼	127,378

490	Connecticut Water Service	12,613

845	Consolidated Water	8,289

6,084	Dynegy —	38,573

2,739	El Paso Electric —	84,854

2,083	Empire District Electric	46,742

2,832	IDACORP	111,043

1,319	Laclede Group	50,610

1,408	MGE Energy	59,150

720	Middlesex Water Company	13,594

2,450	New Jersey Resources	107,261

2,548	Nicor	141,236

1,577	Northwest Natural Gas ▼	72,920

2,088	NorthWestern	67,964

4,265	Piedmont Natural Gas ▼	135,414

5,143	PNM Resources ▼	78,842

4,583	Portland General Electric	114,392

768	SJW	17,848

1,772	South Jersey Industries	101,801

2,726	Southwest Gas	108,413

2,301	UIL Holdings ▼	73,218

2,171	UniSource Energy Holding ▼	80,609

641	Unitil	16,192

2,968	WGL Holdings	117,295

695	York Water	12,134
	Total Utilities	2,223,446
	Total Common Stocks (cost $52,445,948)	76,765,973

Shares	Description ▲	Value
	CLOSED-END FUNDS – 0.0%

585	Kayne Anderson Energy	$11,466
	Total Closed End Funds (cost $13,811)	11,466

Shares	Description ▲	Value
	RIGHTS – 0.0%

1	Clinical Data —	$—

2	Empire Resorts —	—
	Total Rights (cost $0)	—

82	Nuveen Investments

Shares	Description ▲	Value

	WARRANTS – 0.0%

30	Greenhunter Energy — ▼	$—
	Total Warrants (cost $0)	—

Shares	Description ▲	Value
	MONEY MARKET FUNDS – 38.0%

31,704,295	Mount Vernon Securities Lending Prime Portfolio, 0.235% Ω ☐ †	$31,704,295
	Money Market Funds (cost $31,704,295)	31,704,295

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 8.0%

	Money Market Funds – 6.9%

5,741,357	First American Prime Obligations Fund, Class Z 0.053% Ω	$5,741,357
	U.S. Treasury Obligations – 1.1%

	U.S. Treasury Bill

$920	0.096%, 10/20/2011 ☐	919,576
	Total Short-Term Investments (cost $6,660,895)	6,660,933
	Total Investments (cost $90,824,949) – 137.9%	115,142,667
	Other Assets Less Liabilities – (37.9)% ¯	(31,660,325)
	Net Assets – 100.0%	$83,482,342

Investments in Derivatives

Futures Contracts outstanding at April 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	75	6/11	$6,479,250	$311,911

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing security; issuer has not declared a dividend within the past twelve months.

▼	Investment, or portion of investment, is out on loan for securities lending.

For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of April 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Assets & Liabilities (Unaudited)

April 30, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Investments, at value (cost $602,046, $344,051 and $90,825, respectively)	$971,693	$418,701	$115,142
Cash	3	8	23
Receivables:
Investments sold	—	2,055	115
Dividends	889	131	27
Due from broker	9	7	7
Interest	2	1	—
Shares sold	641	746	201
Variation margin on futures contracts	131	77	35
Other assets	36	52	46
Total assets	973,404	421,778	115,596
Liabilities
Payables:
Collateral from securities lending program	86,575	88,808	31,704
Dividends	—	—	—
Investments purchased	—	728	287
Shares redeemed	2,887	320	28
Accrued expenses:
Management fees	241	99	15
12b-1 distribution and service fees	46	36	8
Other	329	114	72
Total liabilities	90,078	90,105	32,114
Net assets	$883,326	$331,673	$83,482
Class A Shares:
Net assets	$133,223	$65,786	$18,346
Shares outstanding	5,717	4,495	1,513
Net asset value and offering price per share	$23.30	$14.64	$12.13
Class B Shares:
Net assets	$6,217	N/A	N/A
Shares outstanding	271	N/A	N/A
Net asset value and offering price per share	$22.93	N/A	N/A
Class C Shares:
Net assets	$9,646	$3,829	$1,946
Shares outstanding	418	268	166
Net asset value and offering price per share	$23.09	$14.28	$11.69
Class R3 Shares(1):
Net assets	$14,130	$54,233	$8,926
Shares outstanding	607	3,743	753
Net asset value and offering price per share	$23.26	$14.49	$11.85
Class I Shares(1):
Net assets	$720,110	$207,825	$54,264
Shares outstanding	30,912	14,158	4,466
Net asset value and offering price per share	$23.30	$14.68	$12.15
Net Assets Consist of:
Capital paid-in	$489,947	$233,031	$63,374
Undistributed (Over-distribution of) net investment income	1,766	240	86
Accumulated net realized gain (loss)	20,514	22,843	(4,608)
Net unrealized appreciation (depreciation)	371,099	75,559	24,630
Net assets	$883,326	$331,673	$83,482
Authorized shares	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of Operations (Unaudited) (all dollars are rounded to thousands (000))

Six Months Ended April 30, 2011

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend income from affiliated investments	$7	$—	—
Dividend income from unaffiliated investments	8,592	1,607	492
Interest income from affiliated investments	5	2	—
Interest income from unaffiliated investments	10	6	1
Securities lending income	61	48	42
Total investment income	$8,675	$1,663	$535
Expenses
Management fees	1,182	446	135
12b-1 service fees – Class A	158	61	19
12b-1 distribution and service fees – Class B	34	N/A	N/A
12b-1 distribution and service fees – Class C	45	17	9
12b-1 distribution and service fees – Class R3(1)	38	97	16
Adminstration fees	369	119	44
Shareholders’servicing agent fees and expenses	305	98	49
Custodian’s fees and expenses	23	7	2
Directors’ fees and expenses	12	7	5
Professional fees	16	16	16
Shareholders’ reports – printing and mailing expenses	46	12	5
Federal and state registration fees	21	22	28
Other expenses	—	9	21
Total expenses before expense reimbursement	2,249	911	349
Expense reimbursement	(328)	(37)	(91)
Net expenses	1,921	874	258
Net investment income (loss)	6,754	789	278
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	8	—	—
Unaffiliated investments	32,042	21,941	813
Futures contracts	7,117	3,399	946
Change in net unrealized appreciation (depreciation) of:
Investments	90,496	34,320	13,512
Futures contracts	(1,660)	56	27
Net realized and unrealized gain (loss)	128,003	59,716	15,298
Net increase (decrease) in net assets from operations	$134,757	$60,505	$15,576
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.
(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Changes in Net Assets (Unaudited)

(all dollars are rounded to thousands (000))

	Equity Index		Mid Cap Index		Small Cap Index
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$6,754	$14,952	$789	$2,358	$278	$443
Net realized gain (loss) from:
Investments	32,050	66,782	21,941	7,279	813	1,593
Futures contracts	7,117	408	3,399	3,002	946	611
Change in net unrealized appreciation (depreciation) of:
Investments	90,496	55,675	34,320	42,257	13,512	11,124
Futures contracts	(1,660)	3,479	56	1,350	27	608
Net increase (decrease) in net assets from operations	134,757	141,296	60,505	56,246	15,576	14,379
Distributions to Shareholders
From net investment income:
Class A	(690)	(1,712)	(256)	(181)	(80)	(59)
Class B	(11)	(58)	N/A	N/A	N/A	N/A
Class C	(16)	(60)	—	(2)	—	—
Class R3(1)	(65)	(145)	(148)	(77)	(22)	(15)
Class I(1)	(4,825)	(13,280)	(1,447)	(1,705)	(384)	(344)
From accumulated net realized gains:
Class A	(7,601)	(251)	—	—	—	—
Class B	(449)	(21)	N/A	N/A	N/A	N/A
Class C	(542)	(19)	—	—	—	—
Class R3(1)	(994)	(23)	—	—	—	—
Class I(1)	(46,368)	(1,734)	—	—	—	—
Decrease in net assets from distributions to shareholders	(61,561)	(17,303)	(1,851)	(1,965)	(486)	(418)
Fund Share Transactions
Proceeds from sale of shares	58,644	110,513	85,134	70,738	14,566	16,787
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,299	10,199	994	1,085	265	211
	101,943	120,712	86,128	71,823	14,831	16,998
Cost of shares redeemed	(189,765)	(318,509)	(81,708)	(58,681)	(12,725)	(20,335)
Net increase (decrease) in net assets from Fund share transactions	(87,822)	(197,797)	4,420	13,142	2,106	(3,337)
Net increase (decrease) in net assets	(14,626)	(73,804)	63,074	67,423	17,196	10,624
Net assets at the beginning of period	897,952	971,756	268,599	201,176	66,286	55,662
Net assets at end of period	$883,326	$897,952	$331,673	$268,599	$83,482	$66,286
Undistributed (Over-distribution of) net investment income at the end of period	$1,766	$619	$240	$1,302	$86	$294
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

86	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	87

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (12/92)
2011(e)	$21.51	$.14	$3.14	$3.28	$(.12)	$(1.37)	$(1.49)	$23.30
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
2008	28.67	.42	(10.57)	(10.15)	(.38)	(.53)	(.91)	17.61
2007	25.80	.37	3.16	3.53	(.36)	(.30)	(.66)	28.67
2006	22.59	.33	3.21	3.54	(.33)	—	(.33)	25.80
CLASS B (8/94)
2011(e)	21.19	.06	3.09	3.15	(.04)	(1.37)	(1.41)	22.93
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
2008	28.27	.24	(10.42)	(10.18)	(.21)	(.53)	(.74)	17.35
2007	25.47	.17	3.11	3.28	(.18)	(.30)	(.48)	28.27
2006	22.31	.15	3.17	3.32	(.16)	—	(.16)	25.47
CLASS C (2/99)
2011(e)	21.32	.06	3.12	3.18	(.04)	(1.37)	(1.41)	23.09
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
2008	28.45	.24	(10.48)	(10.24)	(.22)	(.53)	(.75)	17.46
2007	25.62	.17	3.14	3.31	(.18)	(.30)	(.48)	28.45
2006	22.44	.15	3.19	3.34	(.16)	—	(.16)	25.62
CLASS R3 (9/01)(f)
2011(e)	21.47	.12	3.13	3.25	(.09)	(1.37)	(1.46)	23.26
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
2008	28.63	.35	(10.54)	(10.19)	(.33)	(.53)	(.86)	17.58
2007	25.77	.29	3.17	3.46	(.30)	(.30)	(.60)	28.63
2006	22.57	.26	3.21	3.47	(.27)	—	(.27)	25.77
CLASS I (2/94)(f)
2011(e)	21.50	.17	3.15	3.32	(.15)	(1.37)	(1.52)	23.30
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86
2008	28.66	.48	(10.56)	(10.08)	(.44)	(.53)	(.97)	17.61
2007	25.79	.44	3.16	3.60	(.43)	(.30)	(.73)	28.66
2006	22.58	.39	3.21	3.60	(.39)	—	(.39)	25.79

See accompanying notes to financial statements.

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.94%	$133,223	.65	%*	1.28	%*	.58	%*	1.35	%*	1%
15.94	119,761	.79		1.23		.61		1.41		4
9.51	115,213	.79		1.86		.62		2.03		10
(36.35)	114,654	.78		1.58		.62		1.74		4
13.93	213,957	.76		1.23		.62		1.37		4
15.76	229,185	.77		1.21		.62		1.36		3

15.51	6,217	1.40	*	.55	*	1.33	*	.63	*	1
15.07	7,351	1.54		.49		1.36		.67		4
8.69	9,822	1.54		1.16		1.37		1.33		10
(36.82)	12,856	1.53		.83		1.37		.99		4
13.05	31,343	1.51		.49		1.37		.63		4
14.94	43,369	1.52		.48		1.37		.63		3

15.48	9,646	1.40	*	.53	*	1.33	*	.60	*	1
15.05	8,651	1.54		.48		1.36		.66		4
8.69	8,661	1.54		1.14		1.37		1.31		10
(36.83)	9,784	1.53		.83		1.37		.99		4
13.09	19,585	1.51		.48		1.37		.62		4
14.93	20,714	1.52		.47		1.37		.62		3

15.83	14,130	.90	*	1.03	*	.83	*	1.10	*	1
15.63	12,979	1.04		.97		.86		1.15		4
9.27	10,915	1.04		1.56		.87		1.73		10
(36.51)	9,463	1.03		1.33		.87		1.49		4
13.65	7,230	1.01		.93		.87		1.07		4
15.47	3,419	1.15		.80		.87		1.08		3

16.13	720,110	.40	*	1.54	*	.33	*	1.62	*	1
16.18	749,210	.54		1.48		.36		1.66		4
9.78	827,145	.54		2.14		.37		2.31		10
(36.18)	954,582	.53		1.83		.37		1.99		4
14.22	1,714,008	.51		1.48		.37		1.62		4
16.07	1,935,614	.52		1.46		.37		1.61		3
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

		Investment Operations			Less Distributions

MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (11/99)
2011(e)	$11.98	$.03	$2.71	$2.74	$(.08)	$—	$(.08)	$14.64
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
2008	15.69	.13	(5.30)	(5.17)	(.10)	(1.59)	(1.69)	8.83
2007	14.25	.15	2.08	2.23	(.13)	(.66)	(.79)	15.69
2006	13.52	.11	1.55	1.66	(.11)	(.82)	(.93)	14.25
Class C (9/01)
2011(e)	11.67	(.02)	2.63	2.61	—	—	—	14.28
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
2008	15.41	.04	(5.19)	(5.15)	(.03)	(1.59)	(1.62)	8.64
2007	14.03	.04	2.03	2.07	(.03)	(.66)	(.69)	15.41
2006	13.32	—	1.55	1.55	(.02)	(.82)	(.84)	14.03
Class R3 (11/00)(f)
2011(e)	11.86	.01	2.68	2.69	(.06)	—	(.06)	14.49
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
2008	15.60	.10	(5.27)	(5.17)	(.08)	(1.59)	(1.67)	8.76
2007	14.19	.11	2.07	2.18	(.11)	(.66)	(.77)	15.60
2006	13.48	.07	1.55	1.62	(.09)	(.82)	(.91)	14.19
Class I (11/99)(f)
2011(e)	12.03	.05	2.70	2.75	(.10)	—	(.10)	14.68
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55
2008	15.70	.17	(5.31)	(5.14)	(.13)	(1.59)	(1.72)	8.84
2007	14.27	.19	2.07	2.26	(.17)	(.66)	(.83)	15.70
2006	13.53	.15	1.56	1.71	(.15)	(.82)	(.97)	14.27

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.94%	$65,786	.72	%*	.39	%*	.70	%*	.41	%*	18%
26.79	36,499	.86		.70		.74		.82		8
17.53	22,766	.92		.98		.75		1.15		18
(36.46)	11,374	.84		.94		.74		1.04		15
16.32	17,868	.81		.96		.75		1.02		15
12.70	14,722	.81		.71		.75		.77		7

22.37	3,829	1.47	*	(.33	)*	1.45	*	(.31	)*	18
25.86	3,100	1.61		(.05)		1.49		.07		8
16.68	2,766	1.67		.31		1.50		.48		18
(36.91)	3,101	1.58		.20		1.48		.30		15
15.39	5,287	1.56		.22		1.50		.28		15
11.96	4,320	1.56		(.04)		1.50		.02		7

22.74	54,233	.97	*	.12	*	.95	*	.14	*	18
26.48	26,458	1.11		.44		.99		.56		8
17.29	12,212	1.17		.72		1.00		.89		18
(36.66)	8,157	1.10		.70		1.00		.80		15
16.01	5,913	1.06		.72		1.00		.78		15
12.40	4,032	1.17		.30		1.00		.47		7

22.98	207,825	.47	*	.70	*	.45	*	.73	*	18
27.13	202,542	.61		.95		.49		1.07		8
17.92	163,432	.67		1.30		.50		1.47		18
(36.31)	177,038	.59		1.19		.49		1.29		15
16.52	333,784	.56		1.23		.50		1.29		15
13.05	333,636	.56		.97		.50		1.03		7
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

		Investment Operations			Less Distributions

SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/98)
2011(e)	$9.89	$.03	$2.27	$2.30	$(.06)	$—	$(.06)	$12.13
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
2008	15.37	.13	(4.88)	(4.75)	(.10)	(1.61)	(1.71)	8.91
2007	16.23	.14	1.13	1.27	(.12)	(2.01)	(2.13)	15.37
2006	14.12	.07	2.56	2.63	(.10)	(.42)	(.52)	16.23
Class C (9/01)
2011(e)	9.52	(.01)	2.18	2.17	—	—	—	11.69
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
2008	15.02	.04	(4.76)	(4.72)	(.03)	(1.61)	(1.64)	8.66
2007	15.92	.03	1.10	1.13	(.02)	(2.01)	(2.03)	15.02
2006	13.88	(.04)	2.51	2.47	(.01)	(.42)	(.43)	15.92
Class R3 (12/98)(f)
2011(e)	9.66	.02	2.21	2.23	(.04)	—	(.04)	11.85
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
2008	15.16	.10	(4.81)	(4.71)	(.08)	(1.61)	(1.69)	8.76
2007	16.04	.11	1.11	1.22	(.09)	(2.01)	(2.10)	15.16
2006	13.97	.03	2.53	2.56	(.07)	(.42)	(.49)	16.04
Class I (12/98)(f)
2011(e)	9.91	.05	2.27	2.32	(.08)	—	(.08)	12.15
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91
2008	15.37	.16	(4.88)	(4.72)	(.12)	(1.61)	(1.73)	8.92
2007	16.23	.18	1.13	1.31	(.16)	(2.01)	(2.17)	15.37
2006	14.12	.11	2.55	2.66	(.13)	(.42)	(.55)	16.23

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

23.32%	$18,346	1.03	%*	.40%*	.79	%*	.63	%*	2%
25.91	12,667	1.49		(.15)	.79		.55		12
6.34	8,591	1.66		.03	.82		.87		22
(34.15)	6,043	1.31		.60	.82		1.09		19
8.56	9,109	1.12		.63	.83		.92		12
19.02	10,639	1.08		.22	.83		.47		17

22.79	1,946	1.79	*	(.34 )*	1.54	*	(.09	)*	2
24.93	1,645	2.24		(.90)	1.54		(.20)		12
5.60	1,380	2.41		(.67)	1.57		.17		22
(34.67)	1,531	2.06		(.15)	1.57		.34		19
7.78	2,916	1.87		(.12)	1.58		.17		12
18.15	2,662	1.83		(.53)	1.58		(.28)		17

23.15	8,926	1.27	*	.14 *	1.04	*	.37	*	2
25.55	4,795	1.74		(.40)	1.04		.30		12
6.08	2,512	1.91		(.29)	1.07		.55		22
(34.33)	1,121	1.57		.38	1.08		.87		19
8.34	703	1.37		.43	1.08		.71		12
18.75	280	1.47		(.16)	1.08		.23		17

23.51	54,264	.79	*	.66 *	.54	*	.91	*	2
26.22	47,179	1.24		.10	.54		.80		12
6.50	43,179	1.41		.35	.57		1.19		22
(33.95)	54,932	1.06		.84	.57		1.33		19
8.84	114,343	.87		.87	.58		1.16		12
19.32	135,802	.83		.47	.58		.72		17
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended April 30, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Notes to Financial Statements (Unaudited), all dollars and shares are rounded to thousands (000)

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub- Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”) formerly known as First American Equity Index Fund, Nuveen Mid Cap Index Fund (“Mid Cap Index”) formerly known as First American Mid Cap Index Fund and Nuveen Small Cap Index Fund (“Small Cap Index”) formerly known as First American Small Cap Index Fund (each a “Fund” and collectively, the “Funds”), among others.

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Each Fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in each Fund’s corresponding index. Each Fund may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on each Fund’s corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of each Fund’s corresponding index and to reduce transaction costs.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values or the valuation date. These investment vehicles are generally classified as Level 1.

94	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and declared and distributed to shareholders quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable. During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2011, Equity Index was invested in S&P 500 Index futures to convert cash into the equivalent of an S&P 500 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Mid Cap Index was invested in S&P Mid 400 Index futures to convert cash into the equivalent of an S&P Mid 400 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Small Cap Index was invested in Russell 2000 Index futures to convert cash into the equivalent of a Russell 2000 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. The average number of futures contracts outstanding during the six months ended April 30, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average number of futures contracts outstanding*	$108	$185	$60
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class. Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s

96	Nuveen Investments

policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the six months ended April 30, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to U.S. Bancorp Asset Management, Inc. (“USBAM,” formerly known as FAF Advisors, Inc.) for certain securities lending services provided by USBAM. USBAM was the investment adviser to the Funds through December 31, 2010. Collateral for securities on loan was invested in a money market fund administered by USBAM and USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the six months ended April 30, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees	$15	$13	$12

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Equity Index	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$848,739	$—	$—	$848,739
Warrants	52	—	—	52
Money Market Funds	86,575	—	—	86,575
Short-Term Investments	29,930	6,397	—	36,327
Derivatives:
Futures Contracts*	1,453	—	—	1,453
Total	$966,749	$6,397	$—	$973,146
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

Mid Cap Index	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$311,970	$—	$—	$311,970
Money Market Funds	88,808	—	—	88,808
Short-Term Investments	15,874	2,049	—	17,923
Derivatives:
Futures Contracts*	909	—	—	909
Total	$417,561	$2,049	$—	$419,610

Small Cap Index	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$76,766	$—	$—	$76,766
Closed-End Funds	11	—	—	11
Rights	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	31,704	—	—	31,704
Short-Term Investments	5,741	920	—	6,661
Derivatives:
Futures Contracts*	312	—	—	312
Total	$114,534	$920	$—	$115,454
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of Small Cap Index’s Level 3 investments held at the beginning and end of the measurement period:

Small Cap Index Level 3 Common Stocks
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(3)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	3
Transfers out of	—
Balance at the end of period	$—
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2011	$(3)

During the six months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2011, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Equity Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,453	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

98	Nuveen Investments

Mid Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$909	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Small Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$312	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$7,117	$3,399	$946

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$ (1,660)	$56	$27

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	476	$10,566	684	$13,953
Class B	—	1	2	45
Class C	21	470	31	641
Class R3(1)	357	7,871	236	4,795
Class I(1)	1,791	39,736	4,435	91,079
Shares issued to shareholders due to reinvestment of distributions:
Class A	375	8,003	92	1,881
Class B	21	448	4	77
Class C	25	506	4	72
Class R3(1)	48	1,058	8	168
Class I(1)	1,559	33,284	390	8,001
	4,673	101,943	5,886	120,712
Shares redeemed:
Class A	(702)	(15,639)	(1,316)	(26,818)
Class B	(97)	(2,137)	(188)	(3,779)
Class C	(34)	(736)	(92)	(1,866)
Class R3(1)	(403)	(9,045)	(219)	(4,447)
Class I(1)	(7,286)	(162,208)	(13,840)	(281,599)
	(8,522)	(189,765)	(15,655)	(318,509)
Net increase (decrease)	(3,849)	$(87,822)	(9,769)	$(197,797)

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

	Mid Cap Index
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,890	$25,528	1,393	$15,229
Class C	36	485	46	476
Class R3(1)	2,136	28,579	1,489	16,123
Class I(1)	2,271	30,542	3,623	38,910
Shares issued to shareholders due to reinvestment of distributions:
Class A	19	243	16	169
Class C	—	—	—	2
Class R3(1)	11	148	7	77
Class I(1)	46	603	79	837
	6,409	86,128	6,653	71,823
Shares redeemed:
Class A	(460)	(6,152)	(754)	(8,091)
Class C	(34)	(446)	(78)	(821)
Class R3(1)	(634)	(8,577)	(561)	(6,053)
Class I(1)	(5,000)	(66,533)	(3,976)	(43,716)
	(6,128)	(81,708)	(5,369)	(58,681)
Net increase (decrease)	281	$4,420	1,284	$13,142

	Small Cap Index
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	430	$4,849	562	$4,995
Class C	17	191	15	131
Class R3(1)	417	4,592	275	2,425
Class I(1)	448	4,933	1,017	9,236
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	78	6	56
Class C	—	—	—	—
Class R3(1)	2	22	2	15
Class I(1)	15	166	16	140
	1,336	14,831	1,893	16,998
Shares redeemed:
Class A	(205)	(2,288)	(375)	(3,387)
Class C	(24)	(251)	(23)	(200)
Class R3(1)	(162)	(1,767)	(106)	(942)
Class I(1)	(756)	(8,419)	(1,730)	(15,806)
	(1,147)	(12,725)	(2,234)	(20,335)
Net increase (decrease)	189	$2,106	(341)	$(3,337)
(1)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Class B Shares converted to Class A Shares (reflected above as Class A Shares issued and Class B Shares redeemed) during the six months ended April 30, 2011, and fiscal year ended October 31, 2010, were as follows:

Fund	Six Months Ended 4/30/11	Year Ended 10/31/10
Equity Index	63	126
Mid Cap Index	—	—
Small Cap Index	—	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$11,515	$49,314	$1,817
Sales	138,561	51,882	1,234

100	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$617,588	$345,494	$91,265
Gross unrealized:
Appreciation	420,148	91,317	31,661
Depreciation	(66,043)	(18,110)	(7,784)
Net unrealized appreciation (depreciation) of investments	$354,105	$73,207	$23,877

Permanent differences, primarily due to equalization and adjustments for REITs, resulted in reclassifications among the Funds’ components of net assets at October 31, 2010, the Funds’ last tax year-end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$13,483	$—	$—
Undistributed (Over-distribution of) net investment income	(31)	(404)	(16)
Accumulated net realized gain (loss)	(13,452)	404	16

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed ordinary income*	$3,709	$1,313	$302
Undistributed net long-term capital gains	52,878	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$15,255	$1,965	$418
Distributions from net long-term capital gains	2,048	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At October 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Mid Cap Index	Small Cap Index
Expiration year:
October 31, 2017	$201	$5,642
Total	$201	$5,642

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors the following annual advisory fee, payable monthly, based on the Fund’s average daily net assets:

	Equity Index	Mid Cap Index	Small Cap Index
Average daily net assets	.2500%	.2500%	.4000%

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index	Mid Cap Index	Small Cap Index
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875%	.1375%	.1375%
For the next $250 million	.0750%	.1250%	.1250%
For the next $500 million	.0625%	.1125%	.1125%
For the next $1 billion	.0500%	.1000%	.1000%
For net assets over $2 billion	.0250%	.0750%	.0750%

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rates for Equity Index, Mid Cap Index and Small Cap Index were .1978%, .1938% and .1953%, respectively.

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed the investing Funds an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

102	Nuveen Investments

During the period November 1, 2010, through December 31, 2010, FAF Advisors agreed to contractually waive fees and reimburse other Fund expenses so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Equity Index	Mid Cap Index	Small Cap Index
Class A	.6200%	.7500%	.8300%
Class B	1.3700	N/A	N/A
Class C	1.3700	1.500	1.5800
Class R (1)	.8700	1.000	1.0800
Class Y (1)	.3700	.5000	.5800
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

	Equity Index	Mid Cap Index	Small Cap Index
Class A	.6200%	.7500%	.8300%
Class B	1.3700	N/A	N/A
Class C	1.3700	1.5000	1.5800
Class R3	.8700	1.0000	1.0800
Class I	.3700	.5000	.5800
Expiration Date	February 29, 2012	February 29, 2012	February 29, 2012
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to the Funds’ pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly.

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Notes to Financial Statements (Unaudited) (continued)

Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended April 30, 2011, Quasar and/or Nuveen Securities LLC retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$27	$3	$1

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Sales charges collected	$8	$2	$—
Paid to financial intermediaries	7	2	—

During the six months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$4	$4	$1

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $3 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, the Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A Shares are offered to these investors at their net asset value per share with no up-front sales charge. Class A Share purchases

104	Nuveen Investments

of the Funds may be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or the Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the six months ended April 30, 2011, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$5	$—	$—

8. New Accounting Pronouncement

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	105

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Small Cap Index Fund (formerly known as the Small Cap Index Fund)), stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of

106	Nuveen Investments

the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

Nuveen Investments	107

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

108	Nuveen Investments

Notes

Nuveen Investments	109

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Russell 2000 Index: An unmanaged small cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Standard & Poor’s (S&P) 500 Index: An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged market value weighted index of 400 mid-cap companies.

110	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	111

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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MSA-FIDX-0411D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date July 8, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date July 8, 2011